As filed with the Securities and Exchange Commission on October 29, 1999
                                                              File Nos. 33-69686
                                                                        811-8064

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 49
                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 50

                             THE MONTGOMERY FUNDS II
             (Exact Name of Registrant as Specified in its Charter)

                              101 California Street
                         San Francisco, California 94111
                     (Address of Principal Executive Office)

                                 (415) 572-3863
              (Registrant's Telephone Number, Including Area Code)

                       Johanne Castro, Assistant Secretary
                              101 California Street
                         San Francisco, California 94111
                     (Name and Address of Agent for Service)

                            -------------------------

             It is proposed that this filing will become effective:

             _____  immediately upon filing pursuant to Rule 485(b)
             _____  on October 31, 1999 pursuant to Rule 485(b)
             _____  60 days after filing pursuant to Rule 485(a)(1)
             _____  75 days after filing pursuant to Rule 485(a)(2)
             __X__  on October 31, 1999 pursuant to Rule 485(a)(1)

                            -------------------------

                     Please Send Copy of Communications to:

                               JULIE ALLECTA, ESQ.
                              DAVID A. HEARTH, ESQ.
                      Paul, Hastings, Janofsky & Walker LLP
                              345 California Street
                         San Francisco, California 94104
                                 (415) 835-1600

                             THE MONTGOMERY FUNDS II

                    CONTENTS OF THE POST-EFFECTIVE AMENDMENT

This Post-Effective Amendment to the registration statement of the Registrant contains the following documents:

         Facing Sheet

         Contents of the Post-Effective Amendment

          Part A  -  Combined  Prospectus  for Class R shares of the  Montgomery
                  Global   Long-Short   Fund  and  the  Montgomery   U.S.  Asset
                  Allocation Fund and various series of another Registrant.

          Part A  -  Combined  Prospectus  for Class P shares of the  Montgomery
                  U.S. Asset Allocation Fund and various series of another Registrant.

          Part A  -  Prospectus  for  shares  of  the  Montgomery  Institutional
                  Series: Emerging Markets Portfolio.

          Part B - Combined Statement of Additional Information for Class R and Class P shares of the Montgomery Global Long-Short Fund and the Montgomery U.S. Asset Allocation Fund and various series of another Registrant.

          Part B  - Statement of Additional Information Montgomery Institutional
                  Series: Emerging Markets Portfolio

          Part C  - Other Information

         Signature Page

         Exhibits

--------------------------------------------------------------------------------

                                     PART A

                    COMBINED PROSPECTUS FOR CLASS R SHARES OF

                        MONTGOMERY GLOBAL LONG-SHORT FUND
                      MONTGOMERY U.S. ASSET ALLOCATION FUND
                                       AND
                     VARIOUS SERIES OF THE MONTGOMERY FUNDS
--------------------------------------------------------------------------------

Prospectus

October 31, 1999

The Montgomery Funds(SM)

U.S. Equity Funds
     Growth Fund
     U.S. Emerging Growth Fund*
     Small Cap Fund
     Equity Income Fund

International & Global Equity Funds
     International Growth Fund
     International Small Cap Fund*
     Global Opportunities Fund
     Global Communications Fund
     Emerging Markets Fund
     Emerging Asia Fund

Multi-Strategy Funds
     Global Long-Short Fund*
     Select 50 Fund
     U.S. Asset Allocation Fund

U.S. Fixed-Income & Money Market Funds
     Total Return Bond Fund
     Short Duration Government Bond Fund
     Government Money Market Fund
     Federal Tax-Free Money Fund
     California Tax-Free Intermediate Bond Fund
     California Tax-Free Money Fund

*    Closed to new investors.

The Montgomery Funds have registered each mutual fund offered in this prospectus with the U.S. Securities and Exchange Commission (SEC). That registration does not imply, however, that the SEC endorses the Funds.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

---------------------------
     How to Contact Us
---------------------------

[Sidebar]

Montgomery Shareholder
Service Representatives
800.572.FUND [3863]
Available 6 A.M. to 5 P.M.
pacific time

Montgomery Web Site
www.montgomeryfunds.com

Address General
Correspondence to:
The Montgomery Funds
101 California Street
San Francisco, CA
94111-9361

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

U.S. Equity Funds
     Montgomery Growth Fund...................................................
     Montgomery U.S. Emerging Growth Fund*....................................
     Montgomery Small Cap Fund................................................
     Montgomery Equity Income Fund............................................
International and Global Equity Funds
     Montgomery International Growth Fund.....................................
     Montgomery International Small Cap Fund*.................................
     Montgomery Global Opportunities Fund.....................................
     Montgomery Global Communications Fund....................................
     Montgomery Emerging Markets Fund.........................................
     Montgomery Emerging Asia Fund............................................
Multi-Strategy Funds
     Montgomery Global Long-Short Fund *......................................
     Montgomery Select 50 Fund................................................
     Montgomery U.S. Asset Allocation Fund....................................
U.S. Fixed-Income and Money Market Funds
     Montgomery Total Return Bond Fund........................................
     Montgomery Short Duration Government Bond Fund...........................
     Montgomery Government Money Market Fund..................................
     Montgomery Federal Tax-Free Money Fund...................................
     Montgomery California Tax-Free Intermediate Bond Fund....................
     Montgomery California Tax-Free Money Fund................................
Portfolio Management..........................................................

*     Closed to new investors.

Additional Investment Strategies and Related Risks............................
     Montgomery Global Long-Short Fund........................................
     Montgomery Emerging Asia Fund ...........................................
     The Euro:  Single European Currency......................................
     Defensive Investments....................................................
     Portfolio Turnover.......................................................
     The Year 2000............................................................
     Additional Benchmark Information.........................................
Financial Highlights..........................................................
Account Information...........................................................
     Becoming a Montgomery Shareholder........................................
     How Fund Shares are Priced...............................................
     Buying Additional Shares.................................................
     Exchanging Shares........................................................
     Selling Shares...........................................................
     Other Policies...........................................................
     Tax Information..........................................................
     After You Invest.........................................................



This prospectus contains important information about the investment objectives, strategies and risks of The Montgomery Funds that you should know before you invest in them. Please read it carefully and keep it on hand for future reference. Please be aware that The Montgomery Funds:

[ ]  Are not bank deposits

[ ] Are not guaranteed, endorsed or insured by any financial institution or government entity such as the Federal Deposit Insurance Corporation (FDIC)

You should also know that you could lose money by investing in the Funds.


This prospectus describes only the Funds' Class R shares. The Montgomery Funds offer other classes of shares with different fees and expenses to eligible investors.

                                                               U.S. EQUITY FUNDS
Growth Fund | MNGFX


Objective

[ ] Seeks long-term capital appreciation by investing in growth-oriented U.S. companies
--------------------------------------------------------------------------------

Principal Strategy  [clipart]

Under normal conditions, the Fund may invest in U.S. companies of any size, but invests at least 65% of its total assets in those companies whose shares have a total stock market value (market capitalization) of at least $1 billion.


The Fund's strategy is to identify well-managed U.S. companies whose share prices appear undervalued relative to the firms' growth potential. The managers rigorously analyze all prospective holdings by subjecting them to the following three steps of their investment process:

[ ]   Identify companies with improving business fundamentals

[ ] Conduct in-depth analysis of each company's current business and future prospects

[ ] Analyze each company's price to determine whether its growth prospects have been discovered by the market


When the Fund's portfolio managers think that market conditions are not favorable or when they are unable to locate attractive investments, they may (but are not required to) temporarily increase the Fund's cash position. Larger cash positions can be a defensive measure in adverse market conditions. Should the market advance, however, the Fund may not participate as much as it might have if more of its assets were invested in stocks.



Principal Risks   [clipart]

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies. To the extent that the Fund is overweighted in certain market sectors compared with the Standard and Poor's 500 Composite Price Index, the Fund may be more volatile than the S&P 500.

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

[bar chart]
     1994           1995             1996            1997             1998
--------------------------------------------------------------------------------
     20.91%         23.65%           20.20%          24.16%           2.10%

During the five-year period described above in the bar chart, the Fund's best quarter was Q4 1998 (+16.95%) and the worst quarter was Q3 1998 (-19.30%).

Growth Fund                               2.10%        17.90%          20.78%
S&P 500 Index                            28.58%        17.90%          20.79%
--------------------------------------------------------------------------------
                                         1 Year       5 Years        Inception
                                                                     (9/30/93)
--------------------------------------------------------------------------------
1999 Return Through 9/30/99:  7.23%      Average Annual Returns Through 12/31/98
--------------------------------------------------------------------------------

Fees & Expenses [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads and does not charge shareholders for exchanging shares or reinvesting dividends.

Shareholder Fees (fees paid directly from your investment)
    Redemption Fee*                                                      0.00%
Annual Fund Operating Expenses
 (expenses that are deducted from Fund assets)
    Management Fee                                                       0.95%
    Distribution/Service (12b-1) Fee                                     0.00%
    Other Expenses                                                       0.43%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                     1.38%

* $10 will be deducted from redemption proceeds sent by wire or overnight courier.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
  $140          $436          $753            $1,652

                                                             [clipart] [sidebar]
                                                            Portfolio Management
                                                                    Roger Honour
                                                                  Kathryn Peters
                                                    For more details see page __

                                                        For financial highlights
                                                                    see page ___

U.S. Emerging Growth Fund | MNMCX


The Montgomery U.S. Emerging Growth Fund is currently closed to new investors.

Objective

[ ] Seeks long-term capital appreciation by investing in growth-oriented U.S. smaller-cap companies
--------------------------------------------------------------------------------

Principal Strategy  [clipart]

The Fund invests, under normal conditions, at least 65% of its total assets in the stocks of U.S. companies whose shares have a total stock market value (market capitalization) of $1.5 billion or less at the time of purchase.


The Fund's strategy is to identify well-managed small and micro cap U.S. companies whose share prices appear to be undervalued relative to their growth potential. The managers rigorously analyze all prospective holdings by subjecting them to the following three steps of their investment process:

[ ]   Identify companies with improving business fundamentals

[ ] Conduct in-depth analysis of each company's current business and future prospects

[ ] Analyze each company's price to determine whether its growth prospects have been discovered by the market

Principal Risks  [clipart]

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies. To the extent that the Fund is overweighted in certain market sectors compared with the Russell 2000 Index, the Fund may be more volatile than the Russell 2000.


The Fund's focus on small cap stocks may expose shareholders to additional risks. Small companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, small cap stocks--and therefore the Fund--may fluctuate significantly more in value than larger-cap stocks and funds that focus on them.

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

[bar chart]
      1995              1996              1997             1998
------------------ ---------------- ----------------- ----------------
     28.66%            19.12%            27.05%            7.94%

During the four-year period described above in the bar chart, the Fund's best quarter was Q4 1998 (+21.12%) and the worst quarter was Q3 1998 (-17.24%).

U.S. Emerging Growth Fund                 7.94%                   20.41%
Russell 2000 Index                       -2.55%                   15.58%
--------------------------------------------------------------------------------
                                         1 Year                 Inception
                                                                (12/30/94)

--------------------------------------------------------------------------------
1999 Return Through 9/30/99:  -10.43%    Average Annual Returns Through 12/31/98
--------------------------------------------------------------------------------

Fees & Expenses  [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of this Fund. Montgomery does not impose any front-end or deferred sales loads on this Fund and does not charge shareholders for exchanging shares or reinvesting dividends.

Shareholder Fees (fees paid directly from your investment)
    Redemption Fee *                                                    0.00%
Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets) ++
    Management Fee                                                      1.33%
    Distribution/Service (12b-1) Fee                                    0.00%
    Other Expenses                                                      0.33%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                    1.66%
    Fee Reduction and/or Expense Reimbursement                          0.16%

Net Expenses                                                            1.50%

* $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 1.50%. This contract has a rolling 10-year term.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
  $152          $473          $816            $1,784

                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                                    Roger Honour
                                                                  Kathryn Peters
                                                   For more details see page ___

                                                        For financial highlights
                                                                    see page ___

Small Cap Fund | MNSCX


Objective

[ ] Seeks long-term capital appreciation by investing in rapidly growing U.S. small-cap companies
--------------------------------------------------------------------------------

Principal Strategy  [clipart]

Under normal conditions, the Fund invests at least 65% of its total assets in the stocks of U.S. companies whose shares have a total stock market value (market capitalization) of $1.5 billion or less at the time of purchase.


The Fund's portfolio managers follow a growth strategy to invest in potentially attractive small-cap companies that are at an early or transitional stage of their development. The managers look for companies that they believe can thrive even in adverse economic conditions. Specifically, they search for companies that they think have the potential to:

[ ]   Gain market share within their industries

[ ]   Deliver consistently high profits to shareholders

[ ]   Increase their corporate earnings each quarter

[ ] Provide solutions for current or impending problems in their respective industries or in society overall.

Principal Risks  [clipart]

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies. To the extent that the Fund is overweighted in certain market sectors compared with the Russell 2000 Index, the Fund may be more volatile than the Russell 2000.


The Fund's focus on small-cap stocks may expose shareholders to additional risks. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, small-cap stocks--and therefore the Fund--may fluctuate significantly more in value than larger-cap stocks and funds that focus on them.

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

[bar chart]
   1991     1992      1993       1994      1995       1996      1997      1998
--------------------------------------------------------------------------------
  98.75%    9.59%    24.31%     -9.96%    35.12%     18.69%    23.86%    -7.93%

During the eight-year period described above in the bar chart, the Fund's best quarter was Q1 1991 (+39.57%) and the worst quarter was Q3 1998 (-32.37%).

Small Cap Fund            -7.93%                  10.49%                 18.25%
Russell 2000 Index        -2.55%                  11.87%                 13.12%
--------------------------------------------------------------------------------
                          1 Year                  5 Years              Inception
                                                                       (7/13/90)

--------------------------------------------------------------------------------
1999 Return Through 9/30/99:  5.77%      Average Annual Returns Through 12/31/98
--------------------------------------------------------------------------------

Fees & Expenses  [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads on this Fund and does not charge shareholders for exchanging shares or reinvesting dividends.

Shareholder Fees (fees paid directly from your investment)
    Redemption Fee *                                                     0.00%
Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets)
    Management Fee                                                       1.00%
    Distribution/Service (12b-1) Fee                                     0.00%
    Other Expenses                                                       0.32%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                     1.32%

* $10 will be deducted from redemption proceeds sent by wire or overnight courier.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
  $134          $417          $722            $1,585

                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                                  Stuart Roberts
                                                                    Brad Kidwell
                                                                    Cam Philpott
                                                  For more details see page ___.

                                                        For financial highlights
                                                                    see page ___

Equity Income Fund | MNEIX


Objective

[ ] Seeks current income and long-term capital appreciation while striving to minimize portfolio volatility by investing in large, dividend-paying U.S. companies
--------------------------------------------------------------------------------

Principal Strategy  [clipart]

The Fund seeks to provide a greater yield than the average yield of Standard & Poor's 500 Composite Price Index stocks by investing at least 65% of its total assets in dividend-paying stocks of large U.S. companies, under normal conditions.


The Fund's strategy is to identify mature companies that have a history of paying regular dividends to shareholders and offer a dividend yield well above their historical average and/or the market's average. (Dividend yield is calculated by dividing the dividend a company pays out per share of common stock by the stock market price of those shares.) The Fund typically invests in companies for two to four years. The portfolio manager will usually begin to reduce the Fund's position in a company as its share price moves up and its dividend yield drops to the lower end of its historical range. He may also pare back or sell the Fund's position in a company that reduces or eliminates its dividend or if he believes that the company is about to do so.


Principal Risks  [clipart]

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies. Increased interest rates may reduce the value of your investment in this Fund. Although the Fund seeks to provide a consistent level of income to shareholders, its yield may fluctuate significantly in the short term.

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

[bar chart]
      1995              1996              1997             1998
------------------ ---------------- ----------------- ----------------
     35.17%            18.34%            26.10%           10.74%

During the four-year period described above in the bar chart, the Fund's best quarter was Q4 1998 (+12.78%) and the worst quarter was Q3 1998 (-5.54%).

Equity Income Fund                       10.74%                  20.55%
S&P 500 Index                            28.58%                  28.47%
--------------------------------------------------------------------------------
                                         1 Year                 Inception
                                                                (9/30/94)

--------------------------------------------------------------------------------
1999 Return Through 9/30/99:  -3.45%     Average Annual Returns Through 12/31/98
--------------------------------------------------------------------------------

Fees & Expenses  [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads and does not charge shareholders for exchanging shares or reinvesting dividends.

Shareholder Fees (fees paid directly from your investment)
    Redemption Fee *                                                     0.00%
Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets)++
    Management Fee                                                       0.60%
    Distribution/Service (12b-1) Fee                                     0.00%
    Other Expenses                                                       0.85%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                     1.45%
    Fee Reduction and/or Expense Reimbursement                           0.60%

Net Expenses                                                             0.85%

* $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 0.85%. This contract has a rolling 10-year term.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
   $86          $271          $470            $1,046

                                                             [clipart] [sidebar]
                                                            Portfolio Management
                                                                    William King
                                                   For more details see page ___

                                                        For financial highlights
                                                                    see page ___

                                                            INTERNATIONAL GLOBAL
                                                                    EQUITY FUNDS
International Growth Fund | MNIGX


Objective

[ ] Seeks long-term capital appreciation by investing in medium- and large-cap companies in developed stock markets outside the United States
--------------------------------------------------------------------------------

Principal Strategy  [clipart]

Under normal conditions, the Fund invests at least 65% of its total assets in the common stocks of companies outside the United States whose shares have a stock market value (market capitalization) of more than $1 billion. The Fund currently concentrates its investments in the stock markets of western Europe, particularly the United Kingdom, France, Germany, Italy and the Netherlands, as well as developed markets in Asia, such as Japan and Hong Kong. The Fund typically invests in at least three countries outside the United States, with no more than 40% of its assets in any one country.


The portfolio managers seek well-managed companies that they believe will be able to increase their sales and corporate earnings on a sustained basis. In addition, the portfolio managers purchase shares of companies that they consider to be under- or reasonably-valued relative to their long-term prospects. The managers favor companies that they believe have a competitive advantage, offer innovative products or services and may profit from such trends as deregulation and privatization. On a strategic basis, the Fund's assets may be allocated among countries in an attempt to take advantage of market trends. The Fund's portfolio managers and analysts frequently travel to the countries in which the Fund invests or may invest to gain firsthand insight into the economic, political and social trends that affect investments in those countries.


Principal Risks  [clipart]

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies.


By investing primarily in foreign stocks, the Fund may expose shareholders to additional risks. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries.


In addition, most of the securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar.

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

[bar chart]
      1996              1997              1998
------------------ ---------------- -----------------
     20.96%            10.15%            28.69%

During the three-year period described above in the bar chart, the Fund's best quarter was Q4 1998 (+23.03%) and the worst quarter was Q3 1998 (-17.17%).

International Growth Fund                28.69%                20.34%
MSCI EAFE Index+                         20.00%                10.18%*
--------------------------------------------------------------------------------
*Calculated from 6/30/95                 1 Year               Inception
                                                              (7/3/95)
+   See page __ for a description of this index.

--------------------------------------------------------------------------------
1999 Return Through 9/30/99:  -2.38%     Average Annual Returns Through 12/31/98
--------------------------------------------------------------------------------

Fees & Expenses   [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads and does not charge shareholders for exchanging shares or reinvesting dividends.

Shareholder Fees (fees paid directly from your investment)
    Redemption Fee *                                                   0.00%
Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets)++
    Management Fee                                                     1.10%
    Distribution/Service (12b-1) Fee                                   0.00%
    Other Expenses                                                     0.64%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                   1.74%
    Fee Reduction and/or Expense Reimbursement                         0.08%
Net Expenses                                                           1.66%

* $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 1.65%. This contract has a 10-year term.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
  $168          $522          $900            $1,958

                                                             [clipart] [sidebar]
                                                            Portfolio Management
                                                                      John Boich
                                                                    Oscar Castro
                                                   For more details see page ___

                                                        For financial highlights
                                                                    see page ___

International Small Cap Fund | MNISX


The International Small Cap Fund is currently closed to new investors.

Objective

[ ] Seeks long-term capital appreciation by investing in small-cap companies in developed stock markets outside the United States
--------------------------------------------------------------------------------

Principal Strategy [clipart]

Under normal conditions, the Fund invests at least 65% of its total assets in the stocks of companies outside the United States whose shares have a market value (market capitalization) profile consistent with the Salomon Smith Barney World Extended Market Index excluding the United States. (This index had a weighted average market capitalization of $2.3 billion and a median market capitalization of $404 million on March 31, 1999.) The Fund typically invests most of its assets in the developed stock markets of western Europe and Asia, particularly the United Kingdom, France, Germany, Italy, Sweden and Japan. The Fund invests in at least three different countries outside the United States, with generally no more than 40% of its assets in any one country.


The Fund's portfolio manager seeks well-managed, small-cap companies that he believes will be able to increase sales and corporate earnings on a sustained basis. The portfolio manager must consider the shares of these companies to be under- or reasonably valued relative to their long-term prospects and favors companies that he believes have a competitive advantage, offer innovative products or services and may profit from such trends as deregulation and privatization. On a strategic basis, the Fund's assets may be allocated among countries in an attempt to take advantage of market trends. The Funds portfolio manager and analysts frequently travel to the countries in which the Fund invests or may invest to gain firsthand insight into the economic, political and social trends that affect investments in those countries.


Principal Risks  [clipart]

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies.


In addition, foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. Other risks of focusing on small foreign companies include limited or inaccurate information; limited product lines, markets or financial resources; and securities that may trade less frequently and in limited volume. As a result, small-cap stocks--and therefore the Fund--may fluctuate significantly more in value than funds that focus on larger-cap stocks. Most of the securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar.

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

[bar chart]
      1994             1995             1996            1997             1998
--------------------------------------------------------------------------------
     -13.29%          11.72%           14.97%          -0.78%           10.58%

During the five-year period described above in the bar chart, the Fund's best quarter was Q1 1998 (+19.64%) and the worst quarter was Q3 1998 (-16.45%).

International Small Cap Fund                10.58%       4.09%        6.41%
Salomon Smith Barney World Extended
(ex-U.S.) Market Index+                     12.15%       4.46%        3.68%
--------------------------------------------------------------------------------
                                            1 Year      5 Years     Inception
                                                                    (9/30/93)

+   See page __ for a description of this index.

--------------------------------------------------------------------------------
1999 Return Through 9/30/99:  0.00%      Average Annual Returns Through 12/31/98
--------------------------------------------------------------------------------

Fees & Expenses  [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads on this Fund and does not charge shareholders for exchanging shares or reinvesting dividends.

Shareholder Fees (fees paid directly from your investment)
    Redemption Fee *                                                     0.00%
Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets)++
    Management Fee                                                       1.25%
    Distribution/Service (12b-1) Fee                                     0.00%
    Other Expenses                                                       1.31%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                     2.56%
    Fee Reduction and/or Expense Reimbursement                           0.65%

Net Expenses                                                             1.91%

* $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 1.90%. This contract has a rolling 10-year term.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
  $193          $599         $1,029           $2,223

                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                                      John Boich
                                                   For more details see page ___

                                                        For financial highlights
                                                                    see page ___

Global Opportunities Fund | MNGOX


Objective

[ ] Seeks long-term capital appreciation by investing in companies of any size in the United States and abroad
--------------------------------------------------------------------------------

Principal Strategy  [clipart]

The Fund invests at least 65% of its total assets in the stocks of companies of any size throughout the world under normal conditions. The portfolio managers typically invest most of the Fund's assets in the United States and in the developed stock markets of western Europe and Asia, particularly the United Kingdom, France, Germany, Italy, the Netherlands and Japan. The Fund invests in at least three different countries, one of which may be the United States. With the exception of the United States, no country may represent more than 40% of its total assets.


The portfolio managers seek well-managed companies that they believe will be able to increase their sales and corporate earnings on a sustained basis. In addition, the portfolio managers purchase the shares of companies they consider to be under- or reasonably valued relative to their long-term prospects. The managers favor companies that they believe have a competitive advantage, offer innovative products or services and may profit from such trends as deregulation and privatization. On a strategic basis, the Fund's assets may be allocated among countries in an attempt to take advantage of market trends. The Fund's portfolio managers and analysts frequently travel to the countries in which the Fund invests or may invest to gain firsthand insight into the economic, political and social trends that may affect investments in those countries.


Principal Risks  [clipart]

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies.


By investing in foreign stocks, the Fund exposes shareholders to additional risks. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. In addition, most of the securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar.

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

[bar chart]
      1994            1995            1996           1997            1998
--------------------------------------------------------------------------------
     -8.55%          17.26%          20.18%         11.05%          32.76%

During the five-year period described above in the bar chart, the Fund's best quarter was Q4 1998 (+27.11%) and the worst quarter was Q3 1998 (-20.38%).

Global Opportunities Fund                 32.76%         13.70%         16.72%
MSCI World Index+                         24.34%         15.68%         15.24%
--------------------------------------------------------------------------------
                                          1 Year        5 Years       Inception
                                                                      (9/30/93)

+   See page __ for a description of this index.

--------------------------------------------------------------------------------
1999 Return Through 9/30/99:  12.15%     Average Annual Returns Through 12/31/98
--------------------------------------------------------------------------------

Fees & Expenses   [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads and does not charge shareholders for exchanging shares or reinvesting dividends.

Shareholder Fees (fees paid directly from your investment)
    Redemption Fee *                                                      0.00%
Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets)++
    Management Fee                                                        1.25%
    Distribution/Service (12b-1) Fee                                      0.00%
    Other Expenses                                                        1.15%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                      2.40%
    Fee Reduction and/or Expense Reimbursement                            0.39%

Net Expenses                                                              2.01%

* $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 1.90%. This contract has a rolling 10-year term.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
  $203          $629         $1,080           $2,327

                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                                      John Boich
                                                                    Oscar Castro
                                                   For more details see page ___

                                                        For financial highlights
                                                                    see page ___

Global Communications Fund | MNGCX


Objective

[ ] Seeks long-term capital appreciation by investing in companies involved in the communications industry in the United States and abroad
--------------------------------------------------------------------------------

Principal Strategy  [clipart]

Under normal conditions, the Fund concentrates its investments in the global communications industry by investing at least 65% of its total assets in the stocks of communications companies worldwide, including companies involved in telecommunications, broadcasting, publishing, computer systems and the Internet, among other industries.


The Fund seeks well-managed communications companies that the portfolio manager believes will be able to increase their sales and corporate earnings on a sustained basis. In addition, the portfolio manager purchases the shares of companies that he considers to be under- or reasonably valued relative to their long-term prospects and favors companies that he believes have a competitive advantage, offer innovative products or services and may profit from such trends as deregulation and privatization. On a strategic basis, the Fund's assets may be allocated among countries in an attempt to take advantage of market trends. The portfolio manager and analysts frequently travel to the countries in which the Fund invests or may invest to gain firsthand insight into the economic, political and social trends that affect investments in those countries.


Principal Risks  [clipart]

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies.


Because the Fund concentrates its investments in the global communications industry, its share value may be more volatile than that of more diversified funds. The Fund's share value will reflect trends in the global communications industry, which may be subject to greater changes in governmental policies and regulation than many other industries.


In addition, Foreign stock markets tend to be more volatile than the U.S. market due to greater economic and political instability in some countries. In addition, most of the securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar.

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

[bar chart]
      1994           1995             1996            1997            1998
--------------------------------------------------------------------------------
     -13.41%         16.88%           8.02%           15.83%          54.97%

During the five-year period described above in the bar chart, the Fund's best quarter was Q1 1998 (+38.66%) and the worst quarter was Q3 1998 (-20.19%).

                                        54.97%         14.43%          19.04%
Global Communications Fund
MSCI Telecom Index+                     49.78%         17.30%          17.02%*
--------------------------------------------------------------------------------
*Calculated from 5/31/93                1 Year        5 Years         Inception
                                                                      (6/1/93)

+   See page __ for a description of this index.

--------------------------------------------------------------------------------
1999 Return Through 9/30/99:  25.60%     Average Annual Returns Through 12/31/98
--------------------------------------------------------------------------------

Fees & Expenses  [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads and does not charge shareholders for exchanging shares or reinvesting dividends.

Shareholder Fees (fees paid directly from your investment)
    Redemption Fee *                                                  0.00%
Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets)
    Management Fee                                                    1.22%
    Distribution/Service (12b-1) Fee                                  0.00%
    Other Expenses                                                    0.47%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                  1.69%

* $10 will be deducted from redemption proceeds sent by wire or overnight courier.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
  $171          $531          $915            $1,990

                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                                    Oscar Castro
                                                   For more details see page ___

                                                       For financial highlights,
                                                                    see page ___

Emerging Markets Fund | MNEMX


Objective

[ ] Seeks long-term capital appreciation by investing in companies based or operating primarily in developing economies throughout the world
--------------------------------------------------------------------------------

Principal Strategy  [clipart]

Under normal conditions, the Fund invests at least 65% of its total assets in the stocks of companies based in the world's developing economies. The Fund typically maintains investments in at least six of these countries at all times, with no more than 35% of its assets in any single one of them. These may include:

[ ] Latin America: Argentina, Brazil, Chile, Colombia, Costa Rica, Jamaica, Mexico, Peru, Trinidad and Tobago, Uruguay and Venezuela

[ ] Asia: Bangladesh, China/Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan, Thailand and Vietnam

[ ] Europe: Czech Republic, Greece, Hungary, Kazakhstan, Poland, Portugal, Romania, Russia, Slovakia, Slovenia, Turkey and Ukraine

[ ]   The Middle East: Israel and Jordan

[ ] Africa: Egypt, Ghana, Ivory Coast, Kenya, Morocco, Nigeria, South Africa, Tunisia and Zimbabwe

The Fund's strategy combines computer-based screening techniques with in-depth financial review and on-site analysis of companies, countries and regions to identify potential investments. The Fund's portfolio managers and analysts frequently travel to the emerging markets to gain firsthand insight into the economic, political and social trends that affect investments in those countries. The Fund allocates its assets among emerging countries with stable or improving macroeconomic environments and invests in companies within those countries that the portfolio managers believe have high capital appreciation potential without excessive risks. The portfolio managers strive to keep the Fund well diversified across individual stocks, industries and countries to reduce its overall risk.


Principal Risks  [clipart]

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a decline in a holding's share price or an overall decline in the stock market. In addition, the risks of investing in emerging markets are considerable. Emerging stock markets tend to be much more volatile than the U.S. market due to relative immaturity and occasional instability. Some emerging markets restrict the flow of money into or out of their stock markets and impose restrictions on foreign investors. These markets tend to be less liquid and offer less regulatory protection for investors. The economies of emerging countries may be based on only a few industries or on revenue from particular commodities and international aid. Most of the securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar.

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

[bar chart]
      1993          1994          1995        1996          1997         1998
--------------------------------------------------------------------------------
     58.66%        -7.72%        -9.08%      12.32%        -3.14%      -38.28%

During the five-year period described above in the bar chart, the Fund's best quarter was Q4 1993 (+29.14%) and the worst quarter was Q3 1998 (-24.65%).

Emerging Markets Fund                     -38.28%       -10.84%         -1.59%
IFC Global Index+                         -21.09%        -8.70%         -0.73%
MSCI Emerging Markets Free Index+         -25.34%        -9.27%          0.40%
--------------------------------------------------------------------------------
                                           1 Year       5 Years       Inception
                                                                       (3/1/92)

+ See page __ for a description of these indexes. The Fund was formerly compared to the IFC Global Index. This change was effected since the MSCI Emerging Markets Free Index better represents the types of foreign securities in which the Fund may invest.

--------------------------------------------------------------------------------
1999 Return Through 9/30/99:  20.05%     Average Annual Returns Through 12/31/98
--------------------------------------------------------------------------------

Fees & Expenses  [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads on this Fund and does not charge shareholders for exchanging shares or reinvesting dividends.

Shareholder Fees (fees paid directly from your investment)
    Redemption Fee *                                                  0.00%
Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets) ++
    Management Fee                                                    1.16%
    Distribution/Service (12b-1) Fee                                  0.00%
    Other Expenses                                                    0.99%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                  2.15%
    Fee Reduction and/or Expense Reimbursement                        0.10%

Net Expenses                                                          2.05%

* $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 1.90%. This contract has a rolling 10-year term.


Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
  $207          $641         $1,100           $2,369

                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                               Josephine Jimenez
                                                                    Frank Chiang
                                                  For more details see page ___.

                                                        For financial highlights
                                                                    see page ___

Emerging Asia Fund | MNEAX

Objective

[ ] Seeks long-term capital appreciation by investing in companies based or operating primarily in developing economies of Asia
--------------------------------------------------------------------------------

Principal Strategy   [clipart]

Under normal conditions, the Fund's strategy is to identify potential investments in the Asian markets by conducting in-depth financial reviews and on-site analyses of companies and countries in that region. The Fund invests at least 65% of its total assets in the stocks of companies that are based or operate mainly in developing Asian countries:

[ ]  Bangladesh                    [ ]  Indonesia           [ ]  South Korea
[ ]  China/Hong Kong               [ ]  Malaysia            [ ]  Sri Lanka
    China/Hong Kong is             [ ]  Pakistan            [ ]  Taiwan
    considered to
    be a single emerging Asia      [ ]  The Philippines     [ ]  Thailand
    country.
[ ]  India                         [ ]  Singapore           [ ]  Vietnam


The Fund typically invests in at least three emerging Asia countries at all times, with no more than one-third of its assets in any one country. The four exceptions are China/Hong Kong, Malaysia, South Korea and Taiwan, where the Fund may invest more than one-third and up to substantially all of its assets. The portfolio manager may invest in Japan, Australia or New Zealand as a defensive strategy.



The manager frequently travels to the countries in which the Fund invests or may invest to gain firsthand insight into the economic, political and social trends that affect investments in those countries. The Fund allocates its assets among countries with stable or improving macroeconomic environments and invests in companies within those countries that the portfolio manager believes have high capital appreciation potential without excessive risks. The portfolio manager strives to keep the Fund diversified across individual stocks and industries to reduce its overall risk.


Principal Risks   [clipart]


By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a decline in a holding's share price or an overall decline in a stock market. Also, the Fund's volatility may be magnified by its heavy concentration in emerging Asia markets, as they tend to be much more volatile than the U.S. market due to the relative immaturity and occasional instability. For example, the economies of emerging countries may be predominantly based on only a few industries or on revenue from particular commodities and international aid. Some emerging Asia countries have restricted the flow of money into or out of the country. Although some emerging Asia stock markets have enjoyed partial recoveries in late 1998 and part of 1999, since mid-1997 Asia has faced serious economic problems and disruptions causing the devastating losses for some investors. Emerging markets, in general, tend to be less liquid and offer less regulatory protection for investors. Most of the securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar.

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

[bar chart]
      1997              1998
------------------ ----------------
     -28.30%           -14.72%

During the two-year period described above in the bar chart, the Fund's best quarter was Q4 1998 (+34.42%) and the worst quarter was Q4 1997 (-38.16%).

Emerging Asia Fund                       -14.72%                 -12.52%
MSCI All-Country
Asia Free (ex-Japan) Index+              -7.79%                  -22.50%
--------------------------------------------------------------------------------
                                         1 Year                 Inception
                                                                (9/30/96)

+    See page __ for a description of this index.

--------------------------------------------------------------------------------
1999 Return Through 9/30/99:  25.73%     Average Annual Returns Through 12/31/98
--------------------------------------------------------------------------------

Fees & Expenses  [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads on this Fund and does not charge shareholders for exchanging shares or reinvesting dividends.

Shareholder Fees (fees paid directly from your investment)
    Redemption Fee*                                                     2.00%
Annual Fund Operating Expenses
 (expenses that are deducted from Fund assets) ++
    Management Fee                                                      1.25%
    Distribution/Service (12b-1) Fee                                    0.00%
    Other Expenses                                                      1.64%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                    2.89%
    Fee Reduction and/or Expense Reimbursement                          0.70%

Net Expenses                                                            2.19%

* Deducted from net proceeds of shares redeemed (or exchanged) within six months after purchase, except for certain fee-based programs and 401(k) plans, and for shares purchased before December 15, 1998. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 1.90%. This contract has a rolling 10-year term.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
  $221          $683         $1,171           $2,512

                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                                    Frank Chiang
                                                   For more details see page ___

                                                        For financial highlights
                                                                    see page ___

                                                            MULTI-STRATEGY FUNDS
Global Long-Short Fund


The Montgomery Global Long-Short Fund is currently closed to new investors.

Objective

[ ] Seeks capital appreciation by investing in long and short positions in equity securities worldwide.
--------------------------------------------------------------------------------

Principal Strategy   [clipart]

The Fund's strategy is to uncover stocks with the greatest potential for changes in price, and to benefit whether overall stock markets move up or down. The Fund's stock selection strategy combines in-depth financial review with on-site analyses of companies, countries and regions to identify potential investments. The portfolio managers buy stocks "long" that they believe will perform better than their peers, and sell stocks "short" that they believe will underperform their peers. They may also engage in margin borrowing or use options and financial futures contracts in an effort to enhance returns.


Under normal conditions this Fund seeks to achieve its objective by investing at least 65% of its total assets in long and short positions in equity securities of publicly traded companies in the United States and in developed foreign and emerging markets. A long position is where the Fund purchases a stock outright, while a short position is when the Fund sells a security that it has borrowed. Short positions may be used to partially hedge long positions or to garner returns from insights made from the manager's company research. The Fund will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock increases or decreases between the time it is sold and when the Fund replaces the borrowed security.


Principal Risks   [clipart]

This Fund uses sophisticated investment approaches that may present substantially higher risks than most mutual funds. The Fund will seek to increase return by investing in transactions using margin, leverage, short sales and other forms of volatile financial derivatives such as options and futures. As a result, an investment in this Fund may be more volatile than investments in other mutual funds. This Fund is not appropriate for conservative investors.


By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. Short sales are speculative investments and will cause the Fund to lose money if the value of a security does not go down as the managers expect. In addition, the use of borrowing and short sales may cause the Fund to have higher expenses (especially interest and dividend expenses) than those of other equity mutual funds.


By investing in foreign stocks the Fund carries additional risks such as regulatory, political and currency risk. Moreover, the Fund may invest up to 30% of its total assets in emerging markets, which are far more volatile than the U.S. market. For a more detailed discussion of the risks mentioned above, see "Additional Investment Strategies and Related Risks" on page ____.

--------------------------------------------------------------------------------
Past Fund Performance After this Fund has been in operation for another year, the bar chart on the left below will show the risks of investing in the Fund and how the Fund's total return has varied from year-to-year. The table on the right compares the Fund's performance with a commonly used index for its market segment.  Of  course,  past  performance  is no  guarantee  of  future  results.
--------------------------------------------------------------------------------

[bar chart]
      1998
------------------
     53.39%#

During the one-year period described above in the bar chart, the Fund's best quarter was Q1 1998 (+27.20%) and the worst quarter was Q3 1998 (-3.99%).

Global Long-Short Fund#                          53.39%              53.39%
MSCI All-Country World Free Index +              21.97%              21.97%
MSCI EAFE Index+                                 20.00%              20.00%
S&P 500 Index                                    28.58%              28.58%
--------------------------------------------------------------------------------
                                                 1 Year             Inception
                                                                   (12/31/97)

--------------------------------------------------------------------------------
1999 Return Through 9/30/99:  46.62%     Average Annual Returns Through 12/31/98
--------------------------------------------------------------------------------

# The returns shown do not reflect the initial sales charge that applied to certain shares purchased during that period which, if reflected, would result in lower returns than those shown.

+ See page __ for a description of these indices.

Fees & Expenses  [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads on this Fund and does not charge shareholders for exchanging shares or reinvesting dividends.

Shareholder Fees (fees paid directly from your investment)
    Redemption Fee*                                                      2.00%
Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets)++
    Management Fee                                                       1.50%
    Distribution (12b-1) Fee                                             0.00%
    Other Expenses                                                       2.86%
       Shareholder Service Fee                                           0.25%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                     4.61%
    Fee Reduction and/or Expense Reimbursement                           0.43%

Net Expenses                                                             4.18%

* Deducted from the net proceeds of shares redeemed (or exchanged) within one year after purchase (1.00% for Class A shares purchased before January 29, 1999), except for certain fee-based programs and 401(k) plans. $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 2.35%. This contract has a rolling 10-year term.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
  $418         $1,266        $2,126           $4,328

                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                     Portfolio managers from the
                                          International and Global equity teams.
                                                    For more details see page __

                                                        For financial highlights
                                                                     see page 55

Select 50 Fund | MNSFX


Objective

[ ] Seeks long-term capital appreciation by investing in 10 companies from each of five different investment disciplines, for a total of 50 securities
--------------------------------------------------------------------------------

Principal Strategy   [clipart]

Five of Montgomery's portfolio management teams each select approximately 10 stocks that they believe may offer the greatest capital appreciation potential from their respective areas of expertise. These currently include:

[ ]  U.S. growth              [ ]  U.S. equity income      [ ]  Emerging markets
[ ]  U.S. emerging growth     [ ]  International equity

The result is a concentrated portfolio of at least 50 stocks that is allocated approximately equally among Montgomery's five equity disciplines and is well diversified with typically 60% allotted to U.S. securities of all capitalization ranges and 40% invested internationally. For details about the teams' individual strategies, please see the sections on the Montgomery Growth, U.S. Emerging Growth, Equity Income, International Growth and Emerging Markets Funds in this prospectus.


Principal Risks   [clipart]

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. Although the Select 50 Fund diversifies its assets across different industries, market segments and countries, it typically invests in just 50 securities. As a result, the value of shares in the Fund may vary more than those of mutual funds investing in a greater number of securities.


In addition, the Fund invests in companies in emerging and developed foreign markets (each typically 20%), which may expose it to additional risks. Foreign and emerging stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions. This risk is heightened in the case of emerging markets because of their relative economic and political immaturity and, in many instances, dependence on only a few industries. They also tend to be less liquid, more volatile, and offer less regulatory protection for investors. Also, many of the securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar.


The Fund also invests a significant portion of its assets (typically 20%) in smaller companies, which may offer greater capital appreciation potential than larger companies but at potentially greater risk. Smaller companies may have more limited product lines, markets or financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, small-cap stocks--and therefore the Fund--may fluctuate significantly more in value than larger-cap stocks and funds that focus exclusively on them.

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

[bar chart]
      1996              1997              1998
------------------ ---------------- -----------------
     20.46%            29.27%            9.40%

During the three-year period described above in the bar chart, the Fund's best quarter was Q2 1997 (+18.82%) and the worst quarter was Q3 1998 (-17.10%).

Select 50 Fund                                           9.40%        23.23%
S&P 500 Index                                           28.58%        28.08%*
MSCI World Index+                                       24.34%        17.97%
--------------------------------------------------------------------------------
*Calculated from 9/30/95                                1 Year        Inception
                                                                      (10/2/95)

--------------------------------------------------------------------------------
1999 Return Through 9/30/99:  11.34%     Average Annual Returns Through 12/31/98
--------------------------------------------------------------------------------

+ See page 49 for a description of this index. The Fund was formerly compared to the S&P 500 Index. This change was effected since the MSCI World Index better represents the types of securities in which the Fund may invest.

Fees & Expenses  [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads and does not charge shareholders for exchanging shares or reinvesting dividends.

Shareholder Fees (fees paid directly from your investment)
    Redemption Fee **                                                      0.00%
Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets)
    Management Fee                                                         1.25%
    Distribution/Service (12b-1) Fee                                       0.00%
    Other Expenses                                                         0.51%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                       1.76%

** $10 will be deducted from redemption proceeds sent by wire or overnight courier.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
  $178          $553          $952            $2,065

                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                                (Fund Oversight)
                                                    Portfolio managers from each
                                                                     equity team
                                                   For more details see page ___

                                                        For financial highlights
                                                                    see page ___

U.S. Asset Allocation Fund | MNAAX


Objective

[ ] Seeks to provide shareholders with high total return (consisting of both capital appreciation and income) while also seeking to reduce risk by actively allocating its assets among stocks, bonds and money market securities
--------------------------------------------------------------------------------

Principal Strategy   [clipart]

As a "fund-of-funds," the Montgomery U.S. Asset Allocation Fund currently invests its assets in three underlying Montgomery Funds:

[ ]      Montgomery Growth Fund, for U.S. equity exposure
[ ]      Montgomery Total Return Bond Fund, for U.S. bond exposure
[ ]      Montgomery Government Money Market Fund, for cash exposure

The Fund's strategy is to analyze various market factors, including relative risk and return, using a proprietary computer program to help the portfolio managers determine what they believe is an optimal asset allocation among stocks, bonds and cash.


The Fund's total equity and bond exposure may each range from 20 to 80% of its assets. It may invest anywhere from 0 to 50% of its assets in a Montgomery money market fund. At times, the Fund may invest in other Montgomery Funds that have similar investment exposure to the Funds listed above.


The Fund's portfolio managers regularly adjust the proportion of assets allotted to the underlying portfolios in response to changing market conditions.


Principal Risks   [clipart]


By investing a substantial portion of its assets in stock and bond mutual funds, the Fund may expose you to certain risks that could cause you to lose money. The value of the Fund's investments in the Montgomery Growth Fund, like investments in any stock fund, will fluctuate on a daily basis with movements in the stock market, as well as in response to the activities of the individual companies in which the Montgomery Growth Fund invests. The value of the Fund's investment in the Total Return Bond Fund will fluctuate along with interest rates. When interest rates rise, a bond's market price generally declines. In addition, if the managers do not accurately predict changing market conditions and other economic factors, the Fund's assets might be allocated in a manner that is disadvantageous.

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

[bar chart]
      1995              1996              1997             1998
------------------ ---------------- ----------------- ----------------
     32.61%            12.85%            19.01%            6.18%

During the three-year period described above in the bar chart, the Fund's best quarter was Q2 1997 (+11.94%) and the worst quarter was Q3 1998 (-6.29%).

U.S. Asset Allocation Fund                  6.18%                18.77%
S&P 500 Index                              28.58%                26.50%
Lehman Brothers Aggregate Bond
Index                                       8.69%                 8.33%
--------------------------------------------------------------------------------
                                           1 Year               Inception
                                                                (3/31/94)

--------------------------------------------------------------------------------
1999 Return Through 9/30/99:  4.91%      Average Annual Returns Through 12/31/98
--------------------------------------------------------------------------------

Fees & Expenses   [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads on this fund and does not charge shareholders for exchanging shares or reinvesting dividends.

Shareholder Fees (fees paid directly from your investment)
    Redemption Fee *                                                      0.00%
Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets)++
    Management Fee                                                        0.00%
    Distribution/Service (12b-1) Fee                                      0.00%
    Other Expenses
        Top Fund Expenses                                                 0.46%
        Underlying Fund Expenses                                          1.25%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                      1.71%
    Fee Reduction and/or Expense Reimbursement                            0.41%

Net Expenses                                                              1.30%

* $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++ In addition to the 0.46% total operating expenses of the Fund, a shareholder also indirectly bears the Fund's pro rata share of the fees and expenses incurred by each underlying Fund. The total expense ratio before reimbursement, including indirect expenses for the fiscal year ended June 30, 1999, was 1.71%, calculated based on the Fund's total operating expense ratio (0.46%) plus a weighted average of the expense ratios of its underlying Funds (1.25%). Montgomery has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 1.30% (including the expenses of the underlying Funds). This contract has a rolling 10-year term.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
  $132          $411          $711            $1,563

                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                         Portfolio managers from
                                                            each underlying Fund
                                                   For more details see page ___

                                                        For financial highlights
                                                                     see page __

                                                       U.S. FIXED-INCOME & MONEY
                                                                    MARKET FUNDS
Total Return Bond Fund | MNTRX


Objective

[ ] Seeks maximum total return consisting of both income and capital appreciation, while striving to preserve shareholders' initial investment (principal) by investing in investment-grade bonds
--------------------------------------------------------------------------------

Principal Strategy   [clipart]

Under normal conditions, the Fund invests at least 65% of its total assets in a broad range of investment-grade bonds, including U.S. government securities, corporate bonds, mortgage-related securities, asset-backed securities--bonds backed by the income stream from sources such as car loans or credit-card payments--and money market securities. Investment-grade bonds are those rated within the four highest grades by rating agencies such as Standard & Poor's (at least BBB), Moody's (at least Baa) or Fitch (at least BBB). From time to time the Fund may also invest in unrated bonds that the portfolio manager believes are comparable to investment-grade bonds.


The Fund may include bonds of any maturity, but generally the portfolio's overall effective duration ranges between four and five-and-a-half years. Typically, a lower duration means that the bond or portfolio has less sensitivity to interest rates. The Fund invests in bonds that the portfolio manager believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity.


Principal Risks   [clipart]

By investing in bonds, the Fund may expose you to certain risks that could cause you to lose money. As with most bond funds, the value of shares in the Montgomery Total Return Bond Fund will fluctuate along with interest rates. When interest rates rise, a bond's market price generally declines. A fund, such as this one, which invests most of its assets in bonds, will behave largely the same way. As a result, the Fund is not appropriate for investors whose primary investment objective is absolute stability of principal. The Montgomery Total Return Bond Fund is not a money market fund.

--------------------------------------------------------------------------------
Past Fund Performance After this Fund has been in operation for another year, the bar chart on the left below will show the risks of investing in the Fund and how the Fund's total return has varied from year-to-year. The table on the right compares the Fund's performance with a commonly used index for its market segment.  Of  course,  past  performance  is no  guarantee  of  future  results.
--------------------------------------------------------------------------------

[bar chart]
      1998
------------------
      8.72%

During the one-year period described above in the bar chart, the Fund's best quarter was Q3 1998 (+4.30%) and the worst quarter was Q4 1998 (+0.05%).

Total Return Bond Fund                            8.72%                10.25%
Lehman Brothers Aggregate Bond Index              8.69%                10.15%
--------------------------------------------------------------------------------
                                                 1 Year               Inception
                                                                      (6/30/97)

--------------------------------------------------------------------------------
1999 Return Through 9/30/99:  -0.35%     Average Annual Returns Through 12/31/98
--------------------------------------------------------------------------------

Fees & Expenses  [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads on this fund and does not charge shareholders for exchanging shares or reinvesting dividends.

Shareholder Fees (fees paid directly from your investment)
    Redemption Fee *                                                     0.00%
Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets)++
    Management Fee                                                       0.50%
    Distribution/Service (12b-1) Fee                                     0.00%
    Other Expenses                                                       0.75%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                     1.25%
    Fee Waiver and/or Expense Reimbursement                              0.09%

Net Expenses                                                             1.16%

* $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 0.70%. This contract has a rolling 10-year term.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
  $118          $368          $637            $1,405

                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                                 William Stevens
                                                                  Marie Chandoha
                                                   For more details see page ___

                                                        For financial highlights
                                                                    see page ___

Short Duration Government Bond Fund | MNSGX


Objective

[ ] Seeks maximum total return consisting of both income and capital appreciation, while striving to preserve shareholders' initial investment (principal) by investing in short-term U.S. government securities.
--------------------------------------------------------------------------------

Principal Strategy  [clipart]

Under normal conditions, the Fund invests at least 65% of its total assets in short-term U.S. government securities, which may include Treasuries in addition to bonds and notes issued by government agencies such as the Federal Home Loan Bank, Government National Mortgage Association (GNMA or "Ginnie Mae"), Federal National Mortgage Association (FNMA or "Fannie Mae") and Student Loan Marketing Association (SLMA or "Sallie Mae").


The Fund may purchase bonds of any maturity, but generally the portfolio's overall effective duration is comparable to that of a three-year U.S. Treasury note. Typically, a lower duration means that the bond or portfolio has less sensitivity to interest rates. The Fund invests in bonds that the portfolio manager believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity.


Principal Risks  [clipart]

By investing in bonds, the Fund may expose you to certain risks that could cause you to lose money. As with most bond funds, the value of shares in the Montgomery Short Duration Government Bond Fund will fluctuate along with interest rates. When interest rates rise, a bond's market price generally declines. A fund such as this one, which invests most of its assets in bonds will behave largely the same way. As a result, the Fund is not appropriate for investors whose primary investment objective is absolute stability of principal. The Montgomery Short Duration Government Bond Fund is not a money market fund.

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

[bar chart]
      1993         1994           1995         1996           1997        1998
--------------------------------------------------------------------------------
      8.09%        1.13%         11.51%        5.14%         6.97%       7.38%

During the six-year period described above in the bar chart, the Fund's best quarter was Q1 1995 (+3.39%) and the worst quarter was Q1 1994 (-0.23%).

Short Duration Gov't Bond Fund            7.38%         6.37%          6.66%
Lehman Brothers Gov't.
Bond 1-3 Yr. Index                        6.96%         5.96%          5.86%
--------------------------------------------------------------------------------
                                         1 Year        5 Years       Inception
                                                                     (12/18/92)

--------------------------------------------------------------------------------
1999 Return Through 9/30/99:  1.99%      Average Annual Returns Through 12/31/98
--------------------------------------------------------------------------------

Fees & Expenses  [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads on this fund and does not charge shareholders for exchanging shares or reinvesting dividends.

Shareholder Fees (fees paid directly from your investment)
    Redemption Fee *                                                   0.00%
Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets)++
    Management Fee                                                     0.50%
    Distribution/Service (12b-1) Fee                                   0.00%
    Other Expenses                                                     1.35%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                   1.85%
    Fee Reduction and/or Expense Reimbursement                         0.42%

Net Expenses                                                           1.43%

* $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 0.70%. This contract has a rolling 10-year term. Net expenses (including interest and taxes) actually paid by shareholders because of additional voluntary reductions by the Manager were 1.35%.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
  $145          $451          $780            $1,707

                                                             [clipart] [sidebar]
                                                            Portfolio Management
                                                                 William Stevens
                                                                  Marie Chandoha
                                                   For more details see page ___

                                                        For financial highlights
                                                                    see page ___

Government Money Market Fund* | MNGXX


Objective

[ ] Money Market Fund: Seeks to provide shareholders with current income consistent with liquidity and preservation of capital by investing in short-term U.S. government securities
--------------------------------------------------------------------------------

Principal Strategy   [clipart]

The Fund invests exclusively in short-term U.S. government securities, which may include bills, notes and bonds issued by government agencies such as the Federal Home Loan Bank, Federal National Mortgage Association (FNMA or "Fannie Mae") and Student Loan Marketing Association (SLMA or "Sallie Mae"), in repurchase agreements for U.S. government securities and in similar money market funds.


The Fund invests in short-term U.S. government securities that the portfolio manager believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity.


The Fund invests in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.


Principal Risks   [clipart]

Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in this Fund. Also a decline in short-term interest rates would lower the Fund's yield and the return on your investment. An investment in The Montgomery Government Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation
(FDIC) or any other government agency.


*Formerly named the Montgomery Government Reserve Fund.

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

[bar chart]
      1993          1994        1995         1996           1997          1998
--------------------------------------------------------------------------------
      2.83%         3.78%      5.54%         5.04%         5.16%         5.14%

During the six-year period described above in the bar chart, the Fund's best quarter was Q2 1995 (+1.39%) and the worst quarters were Q3 & Q4 1993 (+0.68%).

Gov't Money Market Fund              5.14%            4.94%            4.52%
Lipper U.S. Gov't Money
Market Fund Average                  4.89%            4.72%            4.29%
--------------------------------------------------------------------------------
                                    1 Year           5 Years         Inception
                                                                     (9/14/92)


                                         Average Annual Returns Through 12/31/98


--------------------------------------------------------------------------------
1999 Return Through 9/30/99:  3.51%        Seven-Day Yield as of 9/30/99:  5.13%
--------------------------------------------------------------------------------

               Call 800.572-FUND [3863] between 6 A.M. and 5 P.M.
                      Pacific time for the current yield.

Fees & Expenses  [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads on this fund and does not charge shareholders for exchanging shares or reinvesting dividends.

Shareholder Fees (fees paid directly from your investment)
    Redemption Fee *                                                      0.00%
Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets)
    Management Fee                                                        0.30%
    Distribution/Service (12b-1) Fee                                      0.00%
    Other Expenses                                                        0.20%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                      0.50%

* $10 will be deducted from redemption proceeds sent by wire or overnight courier.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
   $51          $160          $279             $627

                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                                 William Stevens
                                                   For more details see page ___

                                                        For financial highlights
                                                                    see page ___

Federal Tax-Free Money Fund | MFFXX


Objective

[ ] Money Market Fund: Seeks to provide shareholders with current income exempt from federal income taxes, consistent with liquidity and preservation of capital, by investing in short-term municipal bonds
--------------------------------------------------------------------------------

Principal Strategy   [clipart]

Under normal conditions, the Fund invests at least 80% of its net assets in short-term, high-quality municipal bonds and notes. High-quality bonds are those rated within the two highest short-term grades by rating agencies such as Standard & Poor's (at least AA), Moody's (at least Aa) or Fitch (at least AA). The Fund may also invest in unrated bonds that the portfolio manager believes are comparable to high-quality bonds and notes.


The Fund invests in short-term municipal bonds that the portfolio manager believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. The portfolio manager strives to diversify the portfolio across bonds from several different states, sectors and issuers.


The Fund invests in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.


Principal Risks   [clipart]

Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in this Fund. Also, a decline in short-term interest rates would lower the Fund's yield and the return on your investment. An investment in the Montgomery Federal Tax-Free Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund's objective is to provide income exempt from federal income taxes, but some of its income may be subject to the alternative minimum tax.

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

 [bar chart]
      1997               1998
------------------- -----------------
      3.18%              3.03%

During the one-year period described above in the bar chart, the Fund's best quarter was Q2 1997 (+0.81%) and the worst quarter was Q1 1998 (+0.71%).

Federal Tax-Free Money Fund                          3.03%               3.20%
Lipper Tax-Exempt Money
Market Funds Average                                 2.92%               3.01%
--------------------------------------------------------------------------------
                                                    1 Year             Inception
                                                                       (7/15/96)


                                         Average Annual Returns Through 12/31/98


--------------------------------------------------------------------------------
1999 Return Through 9/30/99:  2.02%        Seven-Day Yield as of 9/30/99:  3.23%
--------------------------------------------------------------------------------

               Call 800.572-FUND [3863] between 6 A.M. and 5 P.M.
                      Pacific time for the current yield.

Fees & Expenses  [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads on this fund and does not charge shareholders for exchanging shares or reinvesting dividends.

Shareholder Fees (fees paid directly from your investment)
    Redemption Fee *                                                      0.00%
Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets)++
    Management Fee                                                        0.40%
    Distribution/Service (12b-1) Fee                                      0.00%
    Other Expenses                                                        0.40%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                      0.80%
    Fee Reduction and/or Expense Reimbursement                            0.20%

Net Expenses                                                              0.60%

* $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 0.60%. This contract has a rolling 10-year term.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
   $61          $192          $334             $749

                                                             [clipart] [sidebar]
                                                            Portfolio Management
                                                                 William Stevens
                                                   For more details see page ___

                                                        For financial highlights
                                                                    see page ___

California Tax-Free Intermediate Bond Fund | MNCTX


Objective

[ ] Seeks to provide shareholders with maximum income exempt from federal and California state personal income taxes, while striving to preserve shareholders' initial investment (principal), by investing in intermediate-maturity California municipal bonds
--------------------------------------------------------------------------------


Principal Strategy   [clipart]

Under normal conditions, the Fund invests at least 80% of its net assets in intermediate-term, investment-grade California municipal bonds, the interest from which is exempt from federal and California personal income taxes and the alternative minimum tax (AMT). Investment-grade bonds are those rated within the four highest grades by rating agencies such as Standard & Poor's (at least BBB), Moody's (at least Baa) or Fitch (at least BBB). From time to time the Fund may also invest in unrated bonds that the portfolio manager believes are comparable to investment-grade bonds.


The Fund may purchase bonds of any maturity, but generally the portfolio's average dollar-weighted maturity ranges from five to 10 years. The Fund's portfolio managers invest in California municipal bonds that offer attractive yields and are considered to be under-valued relative to issues of similar credit quality and interest rate sensitivity. Although the Fund concentrates its assets in California municipal bonds, the portfolio manager strives to diversify the portfolio across sectors and issuers within that market. The portfolio managers have historically invested more of the Fund's assets in better quality investment-grade securities than lower quality investment-grade securities.



Principal Risks   [clipart]

By investing in bonds, the Fund may expose you to certain risks that could cause you to lose money. As with most bond funds, the value of shares in the Montgomery California Tax-Free Intermediate Bond Fund will fluctuate along with interest rates. When interest rates rise, a bond's market price generally declines. A fund such as this one, which invests most of its assets in bonds, will behave largely the same way. As a result, the Fund is not appropriate for investors whose primary investment objective is absolute principal stability. The Montgomery California Tax-Free Intermediate Bond Fund is not a money market fund.


The Fund's concentration in California municipal bonds may expose shareholders to additional risks. In particular, the Fund will be vulnerable to any development in California's economy that may weaken or jeopardize the ability of California municipal-bond issuers to pay interest and principal on their bonds. As a result, the Fund's shares may fluctuate more widely in value than those of a fund investing in municipal bonds from a number of different states. The Fund's objective is to provide income exempt from federal and California state personal income taxes, but some of its income may be subject to the alternative minimum tax.

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

 [bar chart]
     1994            1995           1996             1997              1998
------------------------------------------------ ---------------- --------------
      0.05%          11.41%         4.51%             7.50%            6.06%

During the five-year period described above in the bar chart, the Fund's best quarter was Q3 1998 (+3.59%) and the worst quarter was Q1 1994 (-1.43%).

CA Tax-Free Intermediate Bond Fund                     6.06%             5.84%                5.74%
Merrill Lynch CA Municipal Intermediate Bond Index     6.31%             4.99%                5.02%*
-------------------------------------------------------------------------------------------------------
*Calculated from 6/30/93                               1 Year           5 Years              Inception
                                                                                             (7/1/93)

--------------------------------------------------------------------------------
1999 Return Through 9/30/99:  -0.45%     Average Annual Returns Through 12/31/98
--------------------------------------------------------------------------------

Fees & Expenses  [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads on this fund and does not charge shareholders for exchanging shares or reinvesting dividends.

Shareholder Fees (fees paid directly from your investment)
    Redemption Fee *                                                    0.00%
Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets)++
    Management Fee                                                      0.50%
    Distribution/Service (12b-1) Fee                                    0.00%
    Other Expenses                                                      0.69%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                    1.19%
    Fee Reduction and/or Expense Reimbursement                          0.49%

Net Expenses                                                            0.70%

* $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 0.70%. This contract has a rolling 10-year term. The actual expenses for the Fund (after reimbursement excluding interest and tax expenses) were 0.69%.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
   $72          $223          $389             $869

                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                                 William Stevens
                                                   For more details see page ___

                                                        For financial highlights
                                                                    see page ___

California Tax-Free Money Fund | MCFXX


This Fund is intended for California residents only.

Objective

[ ] Money Market Fund: Seeks to provide shareholders with current income exempt from federal income taxes, consistent with liquidity and preservation of capital, by investing in short-term California municipal bonds
--------------------------------------------------------------------------------

Principal Strategy  [clipart]

Under normal circumstances, the Fund invests at least 80% of its net assets in short-term, high-quality municipal bonds and notes, and in only those municipal securities, the interest from which is expected to be exempt from California personal income taxes and the alternative minimum tax (AMT). High quality bonds are those rated within the two highest grades by rating agencies such as Standard & Poor's (at least AA), Moody's (at least Aa) or Fitch (at least AA). From time to time the Fund may also invest in unrated bonds that the portfolio manager believes are comparable to high-quality bonds and notes.


The Fund focuses its investments in short-term California municipal bonds that offer attractive yields and are considered to be undervalued relative to issues of similar credit quality and interest rate sensitivity. The Fund generally concentrates its assets in California municipal bonds, however, its portfolio manager strives to diversify the portfolio across sectors and issuers within that market.


The Fund invests in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.


Principal Risks  [clipart]

Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in this Fund. Also, a short-term decline in interest rates may lower the Fund's yield and the return on your investment. An investment in The Montgomery California Tax-Free Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation
(FDIC) or any other government agency.


The Fund's concentration in California municipal bonds may expose shareholders to additional risks. In particular, the Fund will be vulnerable to any development in California's economy that may weaken or jeopardize the ability of California municipal-bond issuers to pay interest and principal on their bonds.

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

[bar chart]
      1995              1996              1997              1998
------------------ ---------------- ----------------- -----------------
      3.36%             2.90%            3.03%             2.85%

During the four-year period described above in the bar chart, the Fund's best quarter was Q1 1995 (+0.87%) and the worst quarter was Q4 1998 (+0.67%).


--------------------------------------------------------------------------------

California Tax-Free Money Market Fund                2.85%            3.07%
Lipper California Tax-Exempt
Money Market Average                                 2.72%            2.97%
--------------------------------------------------------------------------------
                                                    1 Year          Inception
                                                                    (9/14/92)


                                         Average Annual Returns Through 12/31/98


--------------------------------------------------------------------------------
1999 Return Through 9/30/99:  1.83%        Seven-Day Yield as of 9/30/99:  2.79%
--------------------------------------------------------------------------------

               Call 800.572-FUND [3863] between 6 A.M. AND 5 P.M.
                       Pacific time for the current yield.

Fees & Expenses  [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads on this Fund and does not charge shareholders for exchanging shares or reinvesting dividends.

Shareholder Fees (fees paid directly from your investment)
    Redemption Fee *                                                    0.00%
Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets)++
    Management Fee                                                      0.40%
    Distribution/Service (12b-1) Fee                                    0.00%
    Other Expenses                                                      0.21%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                    0.61%
    Fee Reduction and/or Expense Reimbursement                          0.01%

Net Expenses                                                            0.60%

* $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 0.60%. This contract has a rolling 10-year term. The actual expenses for the Fund (after reimbursement including interest and tax expenses) were 0.58%.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
   $61          $192          $334             $749

                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                                 William Stevens
                                                   For more details see page ___

                                                        For financial highlights
                                                                    see page ___

                                                            PORTFOLIO MANAGEMENT
PORTFOLIO MANAGEMENT

The investment manager of the Montgomery Funds is Montgomery Asset Management, LLC. Founded in 1990, Montgomery Asset Management is a subsidiary of Commerzbank AG, one of the largest publicly held commercial banks in Germany. As of September 30, 1999, Montgomery Asset Management managed approximately $3.9 billion on behalf of some 200,000 investors in The Montgomery Funds.


U.S. Equity Funds

[photo] ROGER HONOUR,  senior portfolio manager for the Montgomery Growth (since
1993) and U.S. Emerging Growth Funds (since 1995). Prior to joining Montgomery in 1993, as a senior portfolio manager and managing director, Mr. Honour was a vice president and portfolio manager at Twentieth Century Investors in Kansas City, Missouri. From 1990 to 1992, he served as vice president and portfolio manager at Alliance Capital Management.


[photo] BRADFORD KIDWELL, portfolio manager for the Montgomery Small Cap Fund (since 1991). Prior to joining Montgomery in 1991, as a portfolio manager, Mr. Kidwell was the sole general partner and portfolio manager of Oasis Financial Partners. From 1987 to 1989, he covered the savings and loan industry for Dean Witter Reynolds.


[photo] WILLIAM KING, CFA, senior portfolio manager for the Montgomery Equity Income Fund (since 1994). Before joining Montgomery in 1994, as a portfolio manager, Mr. King gained analytical and portfolio management experience at Merus Capital Management. Previously, he was a financial analyst/manager for SEI and a division controller and financial analyst for Kaiser Aluminum and Kaiser Industries.


[photo] KATHRYN PETERS, portfolio manager for the Montgomery Growth (since 1995) and U.S. Emerging Growth Funds (since 1995). Ms. Peters joined Montgomery in 1995 as a portfolio manager. From 1992 to 1995, she was an associate in the investment banking division of Donaldson, Lufkin & Jenrette in New York. Prior to that she analyzed mezzanine investments for Barclays de Zoete Wedd.


[photo] JEROME "CAM" PHILPOTT, CFA, portfolio manager for the Montgomery Small Cap Fund (since 1991). Before joining Montgomery in 1991, as a portfolio manager, Mr. Philpott was a securities analyst with Boettcher & Company in Denver. Prior to that he was a securities analyst at Berger Associates Incorporated.


[photo] STUART ROBERTS, senior portfolio manager for the Montgomery Small Cap Fund (since 1990). Mr. Roberts has specialized in small-cap investing since 1983. Prior to joining Montgomery in 1990 as a senior portfolio manager and managing director, he was a portfolio manager and analyst at Founders Asset Management in Denver, where he managed three growth-oriented mutual funds.


International and Global Equity Funds

[photo]  JOHN  BOICH,   CFA,  senior   portfolio   manager  for  the  Montgomery
International Growth (since 1995), International Small Cap (since 1993) and Global Opportunities Funds (since 1993). Mr. Boich joined Montgomery in 1993 as a senior portfolio manager and managing director. From 1990 to 1993, he was a vice president and portfolio manager at The Boston Company Institutional Investors, Inc. From 1989 to 1990, he was co-founder and co-manager of The Common Goal World Fund, a global equity partnership.


[photo] OSCAR CASTRO, CFA, senior portfolio manager for the Montgomery International Growth (since 1995), Global Opportunities (since 1993) and Global Communications Funds (since 1993). Mr. Castro joined Montgomery in 1993 as a senior portfolio manager and managing director. From 1991 to 1993 he was a vice president and portfolio manager at G.T. Capital Management, Inc. From 1989 to 1990, he was co-founder and co-manager of The Common Goal World Fund, a global equity partnership.


[photo] FRANK CHIANG,  portfolio manager for the Montgomery Emerging Asia (since
1996) and Emerging Markets Funds (since 1996). Before joining Montgomery in 1996, as a portfolio manager, Mr. Chiang was a portfolio manager and managing director at TCW Asia Ltd. in Hong Kong. Prior to that he was associate director and portfolio manager at Wardley Investment Services, Hong Kong.


[photo] ANGELINE EE, portfolio manager with Montgomery's International/Global team (since 1994). Prior to joining Montgomery as a portfolio manager, Ms. Ee was a portfolio manager with AIGIC Investment Corp. in Singapore. From 1989 until 1990, She was a co-manager of a portfolio of Asian equities and bonds at Chase Manhattan Bank in Singapore.


[photo] JOSEPHINE JIMENEZ, CFA, senior portfolio manager for the Montgomery Emerging Markets Fund (since 1992). Before joining the Montgomery in 1991 as a senior portfolio manager and managing director, Ms. Jimenez worked at Emerging Markets Investors Corp./Emerging Markets Management in Washington, D.C., as a senior analyst and portfolio manager. The research and analysis methods she helped develop--including a proprietary stock valuation model for hyperinflationary economies--are the foundation of her investment strategy.


[photo] NANCY KUKACKA, portfolio manager with Montgomery's International/Global team (since 1995). Before joining Montgomery as a portfolio manager, Ms. Kukacka worked at CS First Boston Investment from 1994 through 1995 where she was an investment analyst covering consumer cyclical and non-durable sectors. Previously, she was an investment analyst at RCM Capital Management from 1990 through 1994, providing fundamental-based analysis for more than $12 billion in equity investments.


Multi-Strategy Funds

GLOBAL LONG-SHORT FUND. The portfolio managers listed previously for the International and Global Equity Funds are the key members responsible for managing the Global Long-Short Fund. (See information above about Mr. Boich, Mr. Castro, Mr. Chiang, Ms. Ee, Ms. Jimenez and Ms. Kukacka.)


SELECT 50 FUND. The portfolio managers listed previously for the U.S. Equity Funds and the International and Global Equity Funds are the key members of the five portfolio management teams responsible for managing the Select 50 Fund. (See information above about Mr. Honour, Mr. Kidwell, Mr. King, Ms. Peters, Mr. Philpott, Mr. Roberts, Mr. Boich, Mr. Castro, Mr. Chiang, Ms. Ee, Ms. Jimenez and Ms. Kukacka.)


U.S. ASSET ALLOCATION FUND. The portfolio managers listed previously for the U.S. Equity Funds and below for the U.S. Fixed-Income and Money Market Funds allocate assets among the underlying Funds for the U.S. Asset Allocation Fund. Information about the portfolio managers for the underlying Funds, which currently include the Growth, Total Return Bond and Government Money Market Funds, is provided previously under U.S. Equity Funds and below under U.S.-Fixed Income and Money Market Funds. (See information above and below about Mr. Honour, Mr. Kidwell, Mr. King, Ms. Peters, Mr. Philpott, Mr. Roberts, Ms. Chandoha and Mr. Stevens.)


U.S. Fixed-Income and Money Market Funds

[photo] MARIE CHANDOHA, portfolio manager for the Montgomery Total Return Bond and Short Duration Government Bond Funds (since 1999). Prior to joining Montgomery in 1999, as a portfolio manager, Ms. Chandoha worked at Goldman Sachs & Co., where she advised institutional clients on optimal asset allocation strategies in the U.S. bond market. From 1994 to 1996, she held positions as a managing director of global fixed-income and economics research at Credit Suisse First Boston. Prior to that she was a research analyst in mortgage securities at Morgan Stanley; and an economist at the Federal Reserve Bank of New York.

[photo] WILLIAM STEVENS, senior portfolio manager for the Montgomery Fixed-Income Funds (since 1992). Prior to joining Montgomery in 1992 as a senior portfolio manager and managing director, Mr. Stevens worked at Barclays de Zoete Wedd Securities, where he started its collateralized mortgage obligation (CMO) and asset-backed securities trading. From 1990 to 1991, he traded stripped mortgage securities and mortgage-related interest rate swaps for the First Boston Company.


Management Fees and Operating Expense Limits

The table below shows the management fee rate actually paid to Montgomery  Asset
Management over the past fiscal year and the contractual limits on total operating expenses for each Fund. The management fee amounts may vary from year to year, depending on actual expenses. Actual fee rates may be greater than contractual rates to the extent Montgomery recouped previously deferred fees during the fiscal year.

                                                                                              LOWER OF TOTAL
                                                                       MANAGEMENT            EXPENSE LIMIT OR
                                                                          FEES            ACTUAL TOTAL EXPENSES
MONTGOMERY FUND                                                      (annual rate)              (annual rate)
-----------------------------------------------------------------------------------------------------------------
U.S. Equity Funds

     Montgomery Growth Fund                                               0.95%                    1.38%
     Montgomery U.S. Emerging Growth Fund*                                1.33%                    1.50%
     Montgomery Small Cap Fund                                            1.00%                    1.32%
     Montgomery Equity Income Fund                                        0.24%                    0.85%

International and Global Equity Funds

     Montgomery International Growth Fund                                 1.12%                    1.65%
     Montgomery International Small Cap Fund*                             1.21%                    1.90%
     Montgomery Global Opportunities Fund                                 1.21%                    1.90%
     Montgomery Global Communications Fund                                1.22%                    1.69%
     Montgomery Emerging Markets Fund                                     1.06%                    1.90%
     Montgomery Emerging Asia Fund                                        1.03%                    1.90%

Multi-Strategy Funds

     Montgomery Global Long-Short Fund*                                   1.47%                    2.35%
     Montgomery Select 50 Fund                                            1.25%                    1.76%
     Montgomery U.S. Asset Allocation Fund                                0.00%                    1.30%

U.S. Fixed-Income and Money Market Funds

     Montgomery Total Return Bond Fund                                    0.48%                    0.70%
     Montgomery Short Duration Government Bond Fund                       0.29%                    0.70%
     Montgomery Government Money Market Fund                              0.30%                    0.50%
     Montgomery Federal Tax-Free Money Fund                               0.41%                    0.60%
     Montgomery California Tax-Free Intermediate Bond Fund                0.38%                    0.70%
     Montgomery California Tax-Free Money Fund                            0.44%                    0.60%

*    Closed to new investors.

Additional Investment Strategires and Related Risks


Montgomery Global Long-Short Fund

General. The Fund is considered to have invested at least 65% of its total assets in long and short positions in equity securities when the value of long positions in equity securities and the value of assets serving as collateral for short positions together constitute at least 65% of the value of its total assets. The value of long and short positions will not necessarily be equal.


Short Sales. When Montgomery believes that a security is overvalued, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. If the price of the security decreases in value the Fund may make a profit and, conversely, if the security increases in value, the Fund will incur a loss because it will have to replace the borrowed security by purchasing it at a higher price. There can be no assurance that the Fund will be able to close out the short position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on short notice, and if that occurs at a time when other short sellers of the subject security are receiving similar requests, a "short squeeze" can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those the securities were sold short at. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund.


The Fund also may make short sales "against-the-box," in which it sells short securities it owns. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a "constructive sale" requiring the Fund to recognize any taxable gain from the transaction.


Until the Fund replaces a borrowed security it will designate sufficient U.S. government securities, and other liquid debt and equity securities to cover any difference between the value of the security sold short and any collateral deposited with a broker or other custodian. In addition, the value of the designated securities must be at least equal to the original value of the securities sold short. Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian. The Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold exceeds 100% of the value of the Fund's net assets.


Borrowing/Leverage. The Fund may borrow money from banks and engage in reverse repurchase transactions for temporary or emergency purposes. The Fund may borrow from broker-dealers and other institutions in order to leverage a transaction. Total bank borrowings may not exceed one-third of the value of the Fund's assets.


The Fund also may leverage its portfolio through margin borrowing and other techniques in an effort to increase total return. Although leverage creates an opportunity for increased income and gain, it also creates special risks. For example, leveraging may magnify changes in the net asset values of the Fund's shares and in its portfolio yield. Although margin borrowing will be fully collateralized, the Fund's assets may change in value while the borrowing is outstanding. Leveraging creates interest expenses that can exceed the income from the assets retained.


Foreign Securities. By investing in foreign stocks, the Fund exposes shareholders to additional risks. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. In addition, the risks of investing in emerging markets are considerable. Emerging stock markets tend to be much more volatile than the U.S. market due to the relative immaturity, and occasional instability, of their political and economic systems. In the past many emerging markets restricted the flow of money into or out of their stock markets, and some continue to impose restrictions on foreign investors. These markets tend to be less liquid and offer less regulatory protection for investors. The economies of emerging countries may be predominately based on only a few industries or on revenue from particular commodities, international aid and other assistance. In addition, most of the securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar. Furthermore, during the period following the January 1, 1999 introduction by the European Union of a single European currency (the "euro"), market uncertainties and even market disruptions could affect negatively the Fund's investments in European companies.


Montgomery Emerging Asia Fund

By investing in emerging Asia markets, the Fund exposes shareholders to additional risks. For example, the stock markets of China/Hong Kong and South Korea tend to be much more volatile than the U.S. market due to their relative immaturity and occasional instability. Malaysia, on the other hand, has restricted the flow of money into or out of the country. Finally, investing in the securities of South Korean and Taiwanese companies may involve risks of political, economic and social uncertainty and instability, including the potential for military action between South Korea and North Korea and between mainland China and Taiwan. In the latter part of 1997, South Korea experienced a national financial crisis, which has led to a recessionary environment and is continuing with serious consequences for unemployment and domestic business activity. The full impact of this recessionary environment cannot be predicted but widespread restructuring and consolidation as well as a continued high rate of bankruptcies can be expected.


The Euro:  Single European Currency

Investors in the International and Global Equity Funds and in the Multi-Strategy Funds should note the following: On January 1, 1999, the European Union (EU) introduced a single European currency called the euro. Eleven of the fifteen EU members have begun to convert their currencies to the euro including Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain (leaving out Britain, Sweden, Denmark and Greece). For the first three years, the euro will be a phantom currency (only an accounting entry). Euro notes and coins will begin circulating in 2002.


The introduction of the euro has occurred, but the following uncertainties will continue to exist for some time:


[ ] Whether the payment, valuation and operational systems of banks and financial institutions can operate reliably.

[ ] The applicable conversion rate for contracts stated in the national currency of an EU member.

[ ] The ability of clearing and settlement systems to process transactions reliably.

[ ]   The effects of the euro on European financial and commercial markets.

[ ] The effect of new legislation and regulations to address euro-related issues.

These and other factors could cause market disruptions and affect the value of your shares in a Fund that invests in companies conducting business in Europe. Montgomery and its key service providers have taken steps to address euro-related issues, but there can be no assurance that these efforts will be sufficient.


Defensive Investments

At the discretion of its portfolio manager(s), each Montgomery Fund may invest up to 100% of its assets in cash for temporary defensive purposes. No Fund is required or expected to take such a defensive posture. But if used, such an unlikely stance may help a Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, a Fund may not achieve its investment objective. For example, should the market advance during this period, a Fund may not participate as much as it would have if it had been more fully invested.

Portfolio Turnover

The  Funds'  portfolio  managers  will sell a security  when they  believe it is appropriate to do so, regardless of how long a Fund has owned that security. Buying and selling securities generally involves some expense to a Fund, such as commission paid to brokers and other transaction costs. By selling a security, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher a Fund's annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. Increased brokerage costs may adversely affect a Fund's performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. Annual portfolio turnover of 100% or more is considered high. The following Montgomery Funds that invest in stocks will typically have annual turnover in excess of that rate because of their portfolio managers' investment style: International Growth, International Small Cap, Global Opportunities, Emerging Asia, Global Long-Short, Select 50, U.S. Asset Allocation and Total Return Bond Funds. See "Financial Highlights," beginning on page ___, for each Fund's historical portfolio turnover.


The Year 2000

The common past practice in computer programming of using just two digits to identify a year has resulted in the Year 2000 challenge throughout the information technology industry. If unchanged, many computer applications and systems may misinterpret dates occurring after December 31, 1999, leading to errors or failure. This failure could adversely affect a Fund's operations,
including  pricing,   securities  trading,  and  the  servicing  of  shareholder accounts.


Montgomery is dedicated to providing uninterrupted, high-quality performance from our computer systems before, during, and after 2000. We have completed tests on our internal systems. Montgomery is diligently working with external partners, suppliers, vendors and other service providers, to ensure that the systems with which we interact will remain operational at all times.


In addition to taking reasonable steps to secure our internal systems and external relationships, Montgomery is further developing contingency plans intended to ensure that unexpected systems failures will not adversely affect the Funds' operations. Montgomery intends to monitor these processes through the rollover of 1999 into 2000 and to quickly implement alternative solutions if necessary.


Despite Montgomery's efforts and contingency plans, however, noncompliant computer systems could have a material adverse effect on a Fund's business, operations, or financial condition. Additionally, a Fund's performance could be hurt if a computer-system failure at a company or governmental unit affects the prices of securities the Fund owns. Issuers in countries outside of the United States, particularly in emerging markets, may not be required to make the same level of disclosure about Year 2000 readiness as required in the United States. The Manager, of course, cannot audit any company and its major suppliers to verify their year 2000 readiness. Montgomery understands that many foreign countries and companies are well behind their U.S. counterparts in preparing for 2000.


Additional Benchmark Information

The International Finance Corporation (IFC) Global Composite Index comprises more than 1,200 individual stocks from 33 developing countries in Asia, Latin America, the Middle East, Africa and Europe.


The MSCI All-Country Asia Free (ex-Japan) Index comprises equities in 12 countries in the Asia Pacific region.


The Morgan Stanley Capital International All-Country World-Free Index is a capitalization-weighted index composed of securities listed on the stock exchanges of more than 45 developed and emerging countries, including the United States.

The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted composite index that covers individual securities within the equity markets of approximately 25 emerging markets countries.


The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Index, a capitalization-weighted index, is composed of 21 developed market countries in Europe, Australasia and the Far East. The returns are presented net of dividend withholding taxes.



The MSCI Telecommunications Index is a  capitalization-weighted  index comprised
of  equity  securities  of  communications   companies  in  developed  countries
worldwide.



The MSCI World Index measures the performance of selected stocks in 22 developed countries. The index is presented net of dividend withholding taxes.


The Salomon Smith Barney World Extended Market Index comprises the small-capitalization equities of each country in the Salomon Smith Barney Broad Market Index. The index contains approximately 3,000 issues in more than 20 countries, is calculated gross of withholding taxes and is capitalization weighted.

                                                            FINANCIAL HIGHLIGHTS
FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' performance for the periods shown.

The following selected per-share data and ratios for the periods ended March 31, 1999, June 30, 1999 and June 30, 1998, were audited by PricewaterhouseCoopers LLP.

Their June 11, 1999, August 18, 1999 and August 14, 1998 reports appear in the 1999 and 1998 Annual Reports of the Funds. Information for the periods ended June 30, 1991 through June 30, 1997 was audited by other independent accountants, whose report is not included here.

The total return figures in the tables represent the rate an investor would have earned (or lost) on an investment in the relevant Fund (assuming reinvestment of all dividends and distributions).

[table]
                                                              U.S. Equity Funds

                                                                                         Growth Fund
SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED JUNE 30:      1999##       1998##       1997##        1996         1995
--------------------------------------------------------------------------------------------------------------------------------
Net asset value - beginning of year                                $23.68       $23.07       $21.94       $19.16       $15.27

  Net investment income/(loss)                                       0.09         0.17         0.15         0.17         0.12

  Net realized and unrealized gain/(loss)
  on investments                                                     2.24         3.51         3.90         4.32         3.91

  Net increase/(decrease) in net assets
  resulting from investment operations                               2.33         3.68         4.05         4.49         4.03

  Distributions:
    Dividends from net investment income                            (0.10)       (0.15)       (0.15)       (0.17)       (0.07)
    Distribution from net realized capital gains                    (1.57)       (2.92)       (2.77)       (1.54)       (0.07)
    Distribution in excess of net realized capital gains               --           --           --           --           --

  Total distributions                                               (1.67)       (3.07)       (2.92)       (1.71)       (0.14)

  Net asset value - end of year                                    $24.34       $23.68       $23.07       $21.94       $19.16
================================================================================================================================
  Total return**                                                    11.41%       17.31%       20.44%       24.85%       26.53%


Ratios to average net assets/supplemental data

  Net assets, end of year (in 000s)                              $669,789    $1,382,874   $1,137,343    $926,382     $878,776

  Ratio of net investment income/(loss) to average                   0.46%         0.71%        0.69%        0.78%        0.98%
  net assets

  Net investment income/(loss) before deferral                      $0.09         $0.17           --           --           --
  of fees by Manager

  Portfolio turnover rate                                              39%           54%          61%         118%         128%

  Expense ratio before deferral of fees by                           1.38%         1.20%          --           --           --
  Manager including interest and tax expenses

  Expense ratio including interest and tax expenses                  1.38%         1.20%        1.27%        1.35%        1.50%

  Expense ratio excluding interest and tax expenses                  1.35%         1.19%          --           --           --

**   Total return represents aggregate total return for the periods indicated.

## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with the results of operations.

                                                                    U.S. Equity Funds

                                                                                   U.S. Emerging Growth Fund
SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED JUNE 30:       1999        1998##       1997         1996       1995(a)##
---------------------------------------------------------------------------------------------------------------------------------
Net asset value - beginning of year                                $21.89       $19.00       $17.82       $13.75       $12.00

  Net investment income/(loss)                                      (0.16)       (0.18)       (0.13)       (0.04)        0.09

  Net realized and unrealized gain/(loss)
  on investments                                                    (0.80)        4.21         2.54         4.26         1.66

  Net increase/(decrease) in net assets
  resulting from investment operations                              (0.96)        4.03         2.41         4.22         1.75

  Distributions:
    Dividends from net investment income                               --           --           --        (0.04)          --

    Distributions from net realized capital gains                   (1.13)       (1.14)       (1.23)       (0.11)          --


  Total distributions                                               (1.13)       (1.14)       (1.23)       (0.15)          --

  Net asset value - end of year                                    $19.80       $21.89       $19.00       $17.82       $13.75
=================================================================================================================================
  Total return**                                                    (4.07)%      22.18%       14.77%       30.95%       14.58%



Ratios to average net assets/supplemental data:

  Net assets, end of year (in 000s)                              $382,483     $391,973     $317,812     $306,217     $162,949

  Ratio of net investment income/(loss) to average
  net assets                                                        (0.83)%      (0.84)%      (0.75)%      (0.11)%       1.40%+

  Net investment income/(loss) before deferral
  of fees by Manager                                               $(0.16)      $(0.18)          --       $(0.05)       $0.07

  Portfolio turnover rate                                              76%          24%          79%          89%          37%

  Expense ratio before deferral of fees by
  Manager, including interest and tax expenses                       1.66%        1.57%          --         1.79%        2.07%+

  Expense ratio including interest and tax expenses                  1.66%        1.57%        1.71%        1.75%        1.75%+

  Expense ratio excluding interest and tax expenses                  1.66%        1.56%          --           --           --

(a) The U.S. Emerging Growth (formerly Micro Cap) Fund's Class R shares commenced operations on December 30, 1994.

**   Total return represents aggregate total return for the periods indicated.

+    Annualized.

## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with the results of operations.

                                        U.S. Equity  Funds


SELECTED PER-SHARE DATA FOR THE                          Small Cap Fund
YEAR OR PERIOD ENDED JUNE 30:          1999##     1998##       1997        1996        1995
------------------------------------------------------------------------------------------------
Net asset value - beginning of year    $20.73     $19.52      $21.55      $17.11      $15.15

  Net investment income/(loss)          (0.17)     (0.15)      (0.18)      (0.09)      (0.10)

  Net realized and unrealized
  gain/(loss) on investments            (1.21)      4.33        1.43        6.31        3.04

  Net increase/(decrease) in net
  assets resulting from investment
  operations                            (1.38)      4.18        1.25        6.22        2.94

  Distributions:
    Dividends from net investment
    income                                 --         --          --          --          --
    Distributions from net realized
    capital gains                       (2.07)     (2.97)      (3.28)      (1.78)      (0.98)
    Distributions in excess of net
    realized capital gains              (0.70)        --          --          --          --

  Total distributions                   (2.77)     (2.97)      (3.28)      (1.78)      (0.98)

  Net asset value - end of year        $16.58     $20.73      $19.52      $21.55      $17.11
==============================================================================================
  Total return**                        (4.14)%    23.23%       6.81%      39.28%      20.12%

Ratios to average net assets/supplemental data

  Net assets, end of year (in 000s)  $113,323   $203,437    $198,298    $275,062    $202,399

  Ratio of net investment
  income/(loss) to  average net
  assets                                (1.09)%    (0.70)%     (0.78)%     (0.47)%     (0.57)%

  Net investment income/(loss)
  before deferral of fees by Manager   $(0.17)    $(0.15)         --          --          --

  Portfolio turnover rate                  71%        69%         59%         80%         85%

  Expense ratio before deferral of
  fees by Manager, including
  interest and tax expense               1.32%      1.24%         --          --          --

  Expense ratio including interest
  and tax expenses                       1.32%      1.24%       1.20%       1.24%       1.37%

  Expense ratio excluding interest
  and tax expenses                       1.32%      1.24%         --          --          --



**   Total return represents aggregate total return for the periods indicated.

## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with the results of operations.

                                       U.S. Equity Funds


SELECTED PER-SHARE DATA FOR THE                      Equity Income Fund
YEAR OR PERIOD ENDED JUNE 30:          1999      1998      1997##     1996     1995(a)
----------------------------------------------------------------------------------------
Net asset value - beginning of year    $18.27    $17.91   $16.09     $13.38    $12.00

  Net investment income/(loss)           0.32      0.44     0.49       0.43      0.31

  Net realized and unrealized
  gain/(loss) on investments             2.30      2.27     3.35       2.82      1.38

  Net increase/(decrease) in net
  assets resulting from investment
  operations                             2.62      2.71     3.84       3.25      1.69

  Distributions:
    Dividends from net investment
    income                              (0.31)    (0.44)   (0.46)     (0.42)    (0.31)
    Distributions from net realized
    capital gains                       (1.54)    (1.91)   (1.56)     (0.12)       --
    Distributions in excess of net
    realized capital gains                 --        --       --         --        --

  Total distributions                   (1.85)    (2.35)   (2.02)     (0.54)    (0.31)

  Net asset value - end of year        $19.04    $18.27   $17.91     $16.09    $13.38
=========================================================================================
  Total return**                        15.06%    15.83%   26.02%     24.56%    14.26%

Ratios to average net
assets/supplemental data

  Net assets, end of year (in 000s)   $26,750   $40,260   $38,595   $19,312    $6,383

  Ratio of net investment
  income/(loss) to  average net
  assets                                 1.71%     2.32%    2.93%      3.03%     4.06%+

  Net investment income/(loss)
  before deferral of fees by Manager    $0.21     $0.34    $0.39      $0.34     $0.13

  Portfolio turnover rate                  57%       68%      62%        90%       29%

  Expense ratio before deferral of
  fees by Manager, including
  interest and tax expense               1.45%     1.38%    1.46%      1.45%     3.16%+

  Expense ratio including interest
  and tax expenses                       0.85%     0.86%      --         --        --

  Expense ratio excluding interest
  and tax expenses                       0.85%     0.85%    0.86%      0.85%     0.84%+


(a) The Equity Income Fund's Class R Shares commenced operations on September 30, 1994. ** Total return represents aggregate total return for the periods indicated.

+    Annualized.

## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with the results of operations.

                                       53

                                       International and Global Equity Funds


SELECTED PER-SHARE DATA FOR THE            International Growth Fund                   International Small Cap Fund
YEAR OR PERIOD ENDED JUNE 30:          1999    1998##    1997##    1996(a)   1999##    1998##     1997       1996      1995
-------------------------------------------------------------------------------------------------------------------------------
Net asset value-beginning of year     $18.67   $16.24    $15.31    $12.00     $15.14   $17.16    $14.86    $11.75    $12.02

  Net investment income/(loss)          0.09     0.04      0.08      0.02       0.01    (0.01)    (0.05)     0.03      0.12

  Net realized and unrealized
  gain/(loss) on investments            0.31     3.48      2.53      3.29      (0.65)    0.31      2.35      3.10     (0.39)

  Net increase/(decrease) in net
  assets resulting from investment
  operations                            0.40     3.52      2.61      3.31      (0.64)    0.30      2.30      3.13     (0.27)

  Distributions:
    Dividends from net investment
    income                                --    (0.02)      --        --         --       --        --      (0.02)    (0.00)#
    Distributions in excess of net
    investment income                     --    (0.00)#     --        --       (0.01)   (0.13)      --         --        --
    Distributions from net realized
    capital gains                      (0.10)   (1.07)    (1.68)      --          --    (2.19)      --         --        --
    Distributions in excess of net
    realized capital gains                --       --        --       --          --                --         --        --

  Total distributions                  (0.10)   (1.09)    (1.68)      --       (0.01)   (2.32)      --      (0.02)    (0.00)#

  Net asset value-end of year         $18.97   $18.67    $16.24    $15.31     $14.49   $15.14    $17.16    $14.86    $11.75
==============================================================================================================================
  Total return**                        2.34%   23.27%    19.20%    27.58%     (3.82)%   4.46%    15.48%    26.68%    (2.23)%

Ratios to average net
assets/supplemental data

  Net assets, end of year (in 000s) $227,287  $64,820   $33,912   $18,303    $38,054  $50,491   $53,602   $41,640   $28,516

  Ratio of net investment
  income/(loss) to average net
  assets                                0.41%    0.22%     0.57%     0.26%+     0.07%   (0.03)%   (0.34)%    0.20%     0.95%

  Net investment income/(loss)
  before deferral of fees by Manager   $0.09   $(0.04)   $(0.02)   $(0.07)     $0.01   $(0.10)   $(0.14)   $(0.08)    $0.05

  Portfolio turnover rate                150%     127%       95%      239%       117%     111%       85%      177%      156%

  Expense ratio before deferral of
  fees by Manager, including
  interest and tax expense              1.74%    2.13%     2.37%     2.91%+     2.56%    2.53%     2.60%     2.76%     2.50%

  Expense ratio including interest
  and tax expense                       1.66%    1.66%       --        --       1.91%    1.92%       --      1.96%     1.91%

  Expense ratio excluding interest
  and tax expense                       1.65%    1.65%     1.66%     1.65%+     1.90%    1.90%     1.90%     1.90%     1.90%


(a) The International Growth Fund's Class R shares commenced operations on July 3, 1995.

**   Total return represents  aggregate total return for the periods indicated.

+    Annualized.

#    Amount represents less than $0.01 per share.

## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with the results of operations.

                                                          International and Global Equity Funds

SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD                             Global Opportunities Fund
 ENDED JUNE 30:                                           1999         1998##         1997          1996         1995
---------------------------------------------------------------------------------------------------------------------------
Net asset value - beginning of year                      $19.19        $19.17        $16.96        $13.25       $12.92

  Net investment income/(loss)                            (0.12)         0.00#        (0.11)        (0.06)        0.13

  Net realized and unrealized gain/(loss)
  on investments                                           2.56          3.87          3.14          3.84         0.70

  Net increase/(decrease) in net assets
  resulting from investment operations                     2.44          3.87          3.03          3.78         0.83

  Distributions:
    Dividends from net investment income                  (0.22)           --            --         (0.07)          --
    Distributions in excess of net investment income         --            --            --            --           --
    Distributions from net realized capital gains         (2.20)        (3.85)        (0.82)           --        (0.50)

  Total distributions                                     (2.42)        (3.85)        (0.82)        (0.07)       (0.50)

  Net asset value-end of year                            $19.21        $19.19        $19.17        $16.96       $13.25
===========================================================================================================================
  Total return**                                          15.68%        27.12%        18.71%        28.64%        6.43%

Ratios to average net assets/supplemental data

  Net assets, end of year (in 000s)                     $57,146       $96,412       $32,371       $28,496      $13,677

  Ratio of net investment income/(loss) to average
  net assets                                              (0.61)%       (0.02)%       (0.62)%       (0.56)%       1.03%

  Net investment income/(loss) before deferral
  of fees by Manager                                     $(0.14)        $0.00#       $(0.23)       $(0.16)      $(0.01)

  Portfolio turnover rate                                   172%          135%          117%          164%         119%

  Expense ratio before deferral of fees by
  Manager, including interest and tax expenses             2.40%         2.37%         2.62%         3.10%        2.99%

  Expense ratio including interest and tax expenses        2.01%         1.96%           --          2.05%        1.91%

  Expense ratio excluding interest and tax expenses        1.90%         1.90%         1.90%         1.90%        1.90%

**   Total return represents aggregate total return for the periods indicated.

#    Amount represents less than $0.01 per share.

## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with the results of operations.

                                                                 International and Global Equity Funds

                                                                              Global Communications Fund
SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED JUNE 30:    1999       1998##       1997       1996        1995
-------------------------------------------------------------------------------------------------------------------------
Net asset value-beginning of year                                $22.88      $19.61      $18.05     $15.42      $14.20

  Net investment income/(loss)                                     0.01       (0.17)      (0.25)     (0.20)      (0.03)

  Net realized and unrealized gain/(loss)
  on investments                                                   6.35        7.19        2.72       2.83        1.28

  Net increase/(decrease) in net assets
  resulting from investment operations                             6.36        7.02        2.47       2.63        1.25

  Distributions:
    Dividends from net investment income                             --          --          --         --          --
    Distributions in excess of net investment income                 --          --          --         --          --
    Distributions from net realized capital gains                 (2.51)      (3.75)      (0.91)        --          --
    Distributions in excess of net realized capital gains            --          --          --         --       (0.03)

  Total distributions                                             (2.51)      (3.75)      (0.91)        --       (0.03)

  Net asset value-end of year                                    $26.73      $22.88      $19.16     $18.05      $15.42
=========================================================================================================================
  Total return**                                                  31.66%      45.45%      14.43%     17.06%       8.83%

Ratios to average net assets/ supplemental data

  Net assets, end of year (in 000s)                            $354,730    $267,113    $153,995   $206,671    $209,644

  Ratio of net investment income/(loss) to average net assets      0.02%      (0.85)%     (1.05)%    (1.01)%     (0.10)%

  Net investment income/(loss) before deferral of fees by
  Manager                                                         $0.01      $(0.17)     $(0.27)    $(0.22)     $(0.07)

  Portfolio turnover rate                                           146%         80%         76%       104%         50%

  Expense ratio before deferral of fees by
  Manager, including interest and tax expenses                     1.69%       1.93%       2.00%      2.11%       2.09%

  Expense ratio including interest and tax expenses                1.69%       1.93%         --       2.01%       1.91%

  Expense ratio excluding interest and tax expenses                1.68%       1.90%       1.91%      1.90%       1.90%


**   Total return represents aggregate total return for the periods indicated.

## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with the results of operations.

                                       56

                                                               International and Global Equity Funds

                                                                                Emerging Markets Fund
SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED JUNE 30:  1999         1998         1997         1996       1995##
---------------------------------------------------------------------------------------------------------------------------
Net asset value-beginning of year                               $9.86      $16.85       $14.19       $13.17       $13.68

  Net investment income/(loss)                                   0.92        0.07         0.07         0.08         0.03

  Net realized and unrealized gain/(loss)
  on investments                                                (0.54)      (6.58)        2.66         0.94         0.25++

  Net increase/(decrease) in net assets
  resulting from investment operations                           0.38       (6.51)        2.73         1.02         0.28

  Distributions:
    Dividends from net investment income                           --       (0.15)       (0.07)          --           --
    Distributions in excess of net investment income               --          --           --           --           --
    Distributions from net realized capital gains                  --       (0.33)          --           --        (0.42)
    Distributions in excess of net realized capital gains          --          --           --           --        (0.37)

  Total distributions                                              --       (0.48)       (0.07)          --        (0.79)

  Net asset value-end of year                                  $10.24       $9.86       $16.85       $14.19       $13.17
================================================================================================================================
  Total return**                                                 3.85%     (39.20)%      19.34%        7.74%        1.40%


Ratios to average net assets/supplemental data

  Net assets, end of year (in 000s)                          $344,907    $758,911   $1,259,457     $994,378     $998,083

  Ratio of net investment income/(loss) to average
  net assets                                                     0.01%       0.55%        0.48%        0.58%        0.23%

  Net investment income/(loss) before deferral
  of fees by Manager                                            $0.96       $0.07           --           --           --

  Portfolio turnover rate                                         86%          97%          83%         110%          92%

  Expense ratio before deferral of fees by
  Manager, including interest and tax expenses                   2.15%       1.65%          --           --           --

  Expense ratio including interest and tax expenses              2.05%       1.65%          --           --           --

  Expense ratio excluding interest and tax expenses              1.90%       1.60%        1.67%        1.72%        1.80%

**   Total return represents aggregate total return for the periods indicated.

++ The amount shown in this caption for each share outstanding throughout the period may not be in accord with the net realized and unrealized gain/(loss) for the period because of the timing of the purchases and withdrawal of shares in relation to the fluctuating market values of the portfolio.

## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with the results of operations.

                                                                  International and Global Equity Funds

                                                                             Emerging Asia Fund
SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED JUNE 30:     1999             1998          1997(a)
---------------------------------------------------------------------------------------------------------------
Net asset-value beginning of year                                   $6.18          $18.91          $12.00

  Net investment income/(loss)                                      (0.01)           0.13           (0.01)

  Net realized and unrealized gain/(loss)
  on investments                                                     6.04          (11.74)           6.95

  Net increase/(decrease) in net assets
   resulting from investment operations                              6.03          (11.61)           6.94

  Distributions:
    Dividends from net investment income                            (0.00)#         (0.17)             --
    Distributions in excess of net investment income                   --           (0.00)#         (0.03)
    Distributions from net realized capital gains                      --           (0.95)             --
    Distributions in excess of net realized capital gains              --              --              --

  Total distributions                                                  --           (1.12)          (0.03)

  Net asset value-end of year                                      $12.21           $6.18          $18.91
===============================================================================================================
  Total return**                                                    97.44%         (63.45)%         57.80%

Ratios to average net assets/supplemental data

  Net assets, end of year (in 000s)                               $63,196         $24,608         $68,095

  Ratio of net investment income/(loss) to average
  net assets                                                        (0.35%)          0.22%          (0.42)%+

  Net investment income/(loss) before deferral
  of fees by Manager                                               $(0.03)         $(0.08)         $(0.02)

  Portfolio turnover rate                                             233%            154%             72%

  Expense ratio before deferral of fees by
  Manager, including interest and tax expenses                       2.89%           2.27%           2.69%+

  Expense ratio including interest and tax expenses                  2.19%           1.91%           2.20%+

  Expense ratio excluding interest and tax expenses                  1.90%           1.90%           1.80%+

(a) The Emerging Asia Fund's Class R shares commenced operations on September 30, 1996.

**   Total return represents aggregate total return for the periods indicated.

+    Annualized.

#    Amount represents less than $0.01 per share.

                                     Multi-Strategy Funds


                                          Global Long-Short Fund                         Select 50 Fund
SELECTED PER-SHARE DATA FOR THE      June 30,          March 31,                            June 30,
YEAR OR PERIOD ENDED:               1999(b)(c)    1999##     1998(a)##    1999##      1998##      1997##       1996(d)
-------------------------------------------------------------------------------------------------------------------------
Net asset value-beginning of year      $16.47      $12.70      $10.00       $20.98      $20.01      $16.46      $12.00

  Net investment income/(loss)          (0.06)      (0.05)       0.02        (0.09)       0.12        0.01        0.06

  Net realized and unrealized
  gain/(loss)
  on investments                         3.24        4.92        2.68         2.70        2.70        4.16        4.45

  Net increase/(decrease) in net
  assets resulting from investment
  operations                             3.18        4.87        2.70         2.61        2.82        4.17        4.51

  Distributions:
    Dividends from net investment
    income                                 --          --          --        (0.24)         --       (0.10)      (0.04)
    Distributions in excess of net
    investment income                      --          --          --        (0.10)         --          --          --
    Distributions from net realized
    capital gains                          --       (1.10)         --        (1.05)      (1.85)      (0.52)         --
    Distributions in excess of net
    realized capital gains                 --          --          --           --          --          --       (0.01)
    Distributions from capital             --          --          --           --          --          --          --

  Total distributions                      --       (1.10)         --        (1.39)      (1.85)      (0.62)      (0.05)

  Net asset value-end of year          $19.65      $16.47      $12.70       $22.20      $20.98      $20.01      $16.46
=========================================================================================================================
  Total return**                        19.61%      39.87%      27.20%       13.89%      15.44%      26.35%      37.75%

Ratios to average net
assets/supplemental data

  Net assets, end of year (in 000s)  $216,300     $83,638     $16,579     $136,792    $269,667    $172,509     $77,955

  Ratio of net investment
  income/(loss) to average
  net assets                            (2.30)%+    (0.35)%      0.65%+      (0.47)%      0.58%       0.04%       0.42%+

  Net investment income/(loss)
  before deferral
  of fees by Manager                   $(0.06)     $(0.09)%    $(0.05)      $(0.09)      $0.12      $(0.01)      $0.02

  Portfolio turnover rate                  43%        226%         84%         115%        151%        158%        106%

  Expense ratio before deferral of
  fees by Manager, including interest
  and tax expenses                       4.61%+      3.79%       5.19%+       1.76%       1.81%       1.92%       2.11%+

  Expense ratio including interest
  and tax expenses                       4.18%+      3.40%       2.78%+       1.76%       1.81%         --          --

  Expense ratio excluding interest
  and tax expenses                       2.35%+      2.35%       2.35%+       1.73%       1.80%       1.82%       1.80%+

(a)  The Global Long-Short Fund commended operations on December 31, 1997.

(b) On January 29, 1999, the Class R shares were issued in exchange for Class A shares.

(c)  The Fund changed its year end from March 31 to June 30.

(d)  The  Select 50 Fund's  Class R shares  commenced  operations  on October 2,
     1995.

**   Total return represents aggregate total return for the periods indicated.

+    Annualized.

## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with the results of operations.


                                                        Multi-Strategy Funds


SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD                         U.S. Asset Allocation Fund
ENDED JUNE 30:                                          1999##      1998(a)      1997##       1996         1995
--------------------------------------------------------------------------------------------------------------------
Net asset value-beginning of year                       $19.08      $19.89       $19.33      $16.33      $12.24

  Net investment income/(loss)                            0.48        1.66         0.48        0.26        0.25

  Net realized and unrealized gain/(loss) on
  investments                                             1.23        0.99         2.13        3.54        4.11

  Net increase/(decrease) in net assets resulting
  from investment operations                              1.71        2.65         2.61        3.80        4.36

  Distributions:
    Dividends from net investment income                 (0.93)      (0.93)       (0.39)      (0.25)      (0.17)
    Distributions in excess of net investment income        --       (0.70)          --          --          --
    Distributions from net realized capital gains        (1.68)      (1.83)       (1.66)      (0.55)      (0.10)
    Distributions in excess of net realized capital
    gains                                                (1.41)         --           --          --          --

  Total distributions                                    (4.02)      (3.46)       (2.05)      (0.80)      (0.27)

  Net asset value-end of year                           $16.77      $19.08       $19.89      $19.33      $16.33
====================================================================================================================
  Total return**                                         11.93%      14.67%       14.65%      23.92%      35.99%

Ratios to average net assets/supplemental data

  Net assets, end of year (in 000s)                    $81,133    $128,075     $127,214    $132,511     $60,234

  Ratio of net investment income/(loss) to average
  net assets                                              2.63%       3.10%        2.55%       1.85%       3.43%

  Net investment income/(loss) before deferral
  of fees by Manager                                     $0.45       $1.63        $0.47       $0.24       $0.19

  Portfolio turnover rate                                   36%         84%         169%        226%         96%

  Expense ratio before deferral of fees by
  Manager, including interest and tax expenses            0.46%       0.31%        1.49%       1.55%       2.07%

  Expense ratio including interest and tax expenses       0.25%       0.26%        1.43%       1.42%       1.31%

  Expense ratio excluding interest and tax expenses       0.25%       0.25%        1.31%       1.30%       1.30%

(a) The Fund converted to a fund of funds structure effective July 1, 1998. Expense ratios prior to that date do not reflect expenses borne indirectly.

**   Total return represents aggregate total return for the periods indicated.

## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with the results of operations.

                                       60


                                                U.S. Fixed-Income and Money Market Funds


                                                   Total Return                     Short Duration Government
SELECTED PER-SHARE DATA FOR THE YEAR OR             Bond Fund                               Bond Fund
PERIOD ENDED JUNE 30:                           1999       1998(a)       1999      1998      1997##      1996       1995
----------------------------------------------------------------------------------------------------------------------------
Net asset value-beginning of year              $12.44      $12.00       $10.14      $9.99     $9.92      $9.95      $9.80

  Net investment income/(loss)                   0.73        0.72         0.53       0.57      0.59       0.60       0.62

  Net realized and unrealized gain/(loss)
  on investments                                (0.35)       0.56        (0.05)      0.16      0.07      (0.04)      0.16

  Net increase/(decrease) in net assets
  resulting from investment operations           0.38        1.28         0.48       0.73      0.66       0.56       0.78

  Distributions:
    Dividends from net investment income        (0.73)      (0.72)       (0.51)     (0.56)    (0.59)     (0.59)     (0.62)
    Distributions in excess of net
    investment income                           (0.01)         --        (0.02)        --     (0.00)#    (0.00)#       --
    Distributions from net realized capital
    gains                                       (0.42)      (0.12)          --      (0.02)       --         --         --
    Distributions in excess of net realized
    capital gains                                  --       (0.00)#      (0.05)        --        --         --         --
    Distributions from capital                     --          --           --         --        --         --      (0.01)
  Total distributions                           (1.16)      (0.84)                  (0.58)    (0.59)     (0.59)     (0.63)

  Net asset value-end of year                  $11.66      $12.44       $10.04     $10.14     $9.99      $9.92      $9.95
============================================================================================================================
  Total return**                                 3.20%      10.92%        4.82%      7.56%     6.79%      5.74%      8.28%


Ratios to average net assets/supplemental data

  Net assets, end of year (in 000s)           $38,476     $77,694     $154,365    $66,357   $47,265    $22,681    $17,093

  Ratio of net investment income/(loss) to
  average net assets                             5.88%       5.81%        5.21%      5.83%     5.87%      5.88%      6.41%

  Net investment income/(loss) before
  deferral of fees by Manager                   $0.72       $0.71        $0.48      $0.51     $0.54      $0.52      $0.54

  Portfolio turnover rate                         158%        390%        199%        502%      451%       350%       284%

  Expense ratio before deferral of fees by
  Manager, including interest and tax
  expenses                                       1.25%       1.34%        1.85%      1.73%     2.05%      2.31%      2.23%

  Expense ratio including interest and tax
  expenses                                       1.16%       1.29%        1.35%      1.15%     1.55%      1.55%      1.38%

  Expense ratio excluding interest and tax
  expenses                                       0.70%       0.70%        0.62%      0.28%     0.60%      0.60%      0.47%

(a) The Total Return Bond Fund's Class R shares commenced operations on June 30, 1997.

**   Total return represents aggregate total return for the periods indicated.

#    Amount represents less than $0.01 per share.

## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with the results of operations.


                                                           U.S. Fixed Income and Money Market Fund


SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED                    Government Money Market Fund
JUNE 30:                                                   1999        1998        1997       1996        1995
--------------------------------------------------------------------------------------------------------------------
Net asset value-beginning of year                           $1.00       $1.00       $1.00      $1.00       $1.00

  Net investment income/(loss)                               0.047      0.052       0.049      0.052       0.049

  Net realized and unrealized gain/(loss)
  on investments                                            0.000ss     0.000ss     0.000ss    0.000ss     0.000ss

  Net increase/(decrease) in net assets resulting
  from investment operations                                0.047       0.052       0.049      0.052       0.049

  Distributions:
    Dividends from net investment income                   (0.047)     (0.052)     (0.049)    (0.052)     (0.049)
    Distributions in excess of net investment income           --          --          --         --          --
    Distributions from net realized capital gains              --          --          --         --          --

  Total distributions                                      (0.047)     (0.052)     (0.049)    (0.052)     (0.049)

  Net asset value-end of year                               $1.00       $1.00       $1.00      $1.00       $1.00
====================================================================================================================
  Total return**                                             4.81%       5.27%       5.03%      5.28%       4.97%

Ratios to average net assets/supplemental data

  Net assets, end of year (in 000s)                      $575,387    $724,619    $473,154   $439,423    $258,956

  Ratio of net investment income/(loss) to average
  net assets                                                 4.71%       5.15%       4.93%      5.17%       4.92%

  Net investment income/(loss) before deferral of
  fees by Manager                                          $0.047      $0.052      $0.049     $0.050      $0.047

  Portfolio turnover rate                                     --          --          --         --          --

  Expense ratio before deferral of fees by
  Manager, including interest and tax expenses               0.50%       0.48%       0.62%      0.74%       0.79%

  Expense ratio including interest and tax expenses          0.50%       0.53%         --         --        0.63%

  Expense ratio excluding interest and tax expenses          0.50%       0.53%       0.60%      0.60%       0.60%

**   Total return represents aggregate total return for the periods indicated.

ss   Amount represents less than $0.001 per share.

                                       62

                                                                   U.S. Fixed Income and Money Market Funds

                                                                       Federal Tax-Free Money Fund
SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED JUNE 30:      1999           1998          1997(a)
------------------------------------------------------------------------------------------------------------
Net asset value-beginning of year                                   $1.00          $1.00           $1.00

  Net investment income                                             0.028          0.031           0.032

  Net realized and unrealized gain/(loss)
  on investments                                                    0.000ss        0.000ss         0.000ss

  Net increase in net assets resulting
  from investment operations                                        0.028          0.031           0.032

  Distributions:
    Dividends from net investment income                           (0.028)        (0.031)         (0.032)
    Distributions in excess of net investment income               (0.000)ss          --          (0.000)ss
    Distributions from net realized capital gains                      --             --              --

  Total distributions                                              (0.028)         (0.31)         (0.032)

  Net asset value-end of period                                     $1.00          $1.00           $1.00
==============================================================================================================
  Total return**                                                     2.82%          3.12%           3.26%

Ratios to average net assets/supplemental data

  Net assets, end of year (in 000s)                              $116,341       $117,283        $114,197

  Ratio of net investment income/(loss) to average net assets        2.80%          3.08%           3.24%+


  Net investment income/(loss) before deferral of
  fees by Manager                                                  $0.026         $0.031          $0.030

  Portfolio turnover rate                                             --             --              --

  Expense ratio before deferral of fees by
  Manager, including interest and tax expenses                       0.80%          0.81%           0.69%+

  Expense ratio including interest and tax expenses                  0.60%          0.60%           0.33%+

  Expense ratio excluding interest and tax expenses                  0.60%          0.60%             --

(a) The Federal Tax-Free Money Fund's Class R shares commenced operations on July 15, 1996.

**   Total return represents aggregate total return for the periods indicated.

+    Annualized.

ss   Amount represents less than $0.001 per share.



                               U.S. Fixed Income and Money Market Funds


SELECTED PER-SHARE DATA FOR
THE YEAR OR PERIOD ENDED        California Tax-Free Intermediate Bond Fund              California Tax-Free Money Fund
JUNE 30:                       1999      1998      1997      1996     1995(a)    1999      1998      1997      1996     1995(b)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value-beginning
of year                       $12.86    $12.53    $12.23    $12.04    $11.79    $1.00     $1.00     $1.00     $1.00    $1.00

  Net investment income         0.49      0.51      0.53      0.54      0.44    0.026     0.029     0.029     0.030    0.027

  Net realized and
  unrealized gain/(loss)
  on investments               (0.16)     0.33      0.30      0.19      0.25    0.000ss   0.000ss   0.000ss   0.000ss  0.000ss

  Net increase/(decrease)
  in net assets resulting
  from investment operations    0.33      0.84      0.83      0.73      0.69    0.026     0.029     0.029     0.030    0.027

  Distributions:
    Dividends from net
    investment income          (0.46)    (0.51)    (0.53)    (0.54)    (0.44)  (0.026)   (0.029)   (0.029)   (0.030)  (0.027)
    Distributions in excess
    of net investment income   (0.03)       --        --        --     (0.00)#     --        --        --        --   (0.000)ss
    Distributions from net
    realized capital gains     (0.03)       --        --        --        --       --        --        --        --       --

     Distributions in
     excess of net realized
     capital gains             (0.00)#

  Total Distributions          (0.52)    (0.51)    (0.53)    (0.54)    (0.44)  (0.026)   (0.029)   (0.029)   (0.030)  (0.027)

  Net asset value-end of
  year                        $12.67    $12.86    $12.53    $12.23    $12.04    $1.00     $1.00     $1.00     $1.00    $1.00
===================================================================================================================================
  Total return**                2.71%     6.85%     6.91%     6.11%     6.03%    2.59%     3.00%     2.95%     3.03%    2.68%

Ratios to average net
assets/supplemental data

  Net assets, end of year
  (in 000s)                  $41,017   $35,667   $21,681   $13,948    $5,153 $292,901  $187,216  $118,723   $98,134  $64,780

  Ratio of net investment
  income  to average net
  assets                        3.93%     4.03%     4.27%     4.34%     3.71%    2.55%     2.96%     2.91%     2.99%    3.55%+

  Net investment
  income/(loss) before
  deferral of fees by
  Manager                      $0.48     $0.44     $0.47     $0.43     $0.34   $0.021    $0.029    $0.028    $0.028   $0.023

  Portfolio turnover rate        184%       42%       26%       58%       38%      --        --        --        --       --

  Expense ratio before
  deferral of fees by
  Manager, including
  interest and tax expenses     1.19%     1.19%     1.18%     1.43%     1.41%    0.61%     0.68%     0.73%     0.80%    0.86%+

  Expense ratio including
  interest and tax expenses     0.69%     0.69%     0.68%     0.61%     0.56%    0.58%     0.58%     0.58%     0.59%    0.33%+

  Expense ratio excluding
  interest and tax expenses     0.69%     0.68%       --        --        --     0.58%     0.58%       --        --       --

(a) The California Tax-Free Intermediate Bond Fund's Class R shares commenced operations on July 1, 1993.

(b) The California Tax-Free Money Fund's Class R shares commenced operations on September 30, 1994.

**   Total return represents aggregate total return for the periods indicated.

+    Annualized.

#    Amount represents less than $0.01 per share.

ss   Amount represents less than $0.001 per share.

[table]
Investment Options

To open a new account, complete and mail the New Account application included with this prospectus.
--------------------------------------------------------------------------------

Trade requests received after 1:00 P.M. pacific time (4:00 P.M. eastern time) will be executed at the following business day's closing price. Once a trade is placed it may not be altered or canceled.


Checks should be made payable to: The Montgomery Funds


The minimum initial investment for each fund is $1,000 ($2,000 for the Global Long-Short Fund). The minimum subsequent investment is $100. The Global Long-Short, the U.S. Emerging Growth and the International Small Cap Funds are closed to new investors.


Once an account is established, you can:

[ ] Buy, sell or exchange shares by phone. Contact The Montgomery Funds at 800.572.FUND [3863]. Press 1 for a shareholder service representative. Press 2 for the automated Montgomery Star System.

[ ] Buy, sell or exchange shares online. Go to www.montgomeryfunds.com. Follow online instructions to enable this service.

[ ]   Buy or sell shares by mail
      Mail buy/sell order(s) with your check:
      By regular mail
      The Montgomery Funds
      c/o DST Systems, Inc.
      P.O. Box 219073
      Kansas City, MO 64121-9073

[ ]   By express or overnight service:
      The Montgomery Funds
      c/o DST Systems, Inc.
      210 West 10th Street, 8th Floor
      Kansas City, MO 64105-1614

[ ]   Buy or sell shares by wiring funds
      To: Investors Fiduciary Trust Company
      ABA #101003621
      For: DST Systems, Inc.
      Account #7526601
      Attention: The Montgomery Funds
      For Credit to: [shareholder(s) name]
      Shareholder account number:
      [shareholder(s) account number]
      Name of Fund: [Montgomery Fund name]

                                                             ACCOUNT INFORMATION
What You Need to Know About Your Montgomery Account


You pay no sales charge to invest in The Montgomery Funds. The minimum initial investment for each Fund is $1,000 ($2,000 for the Global Long-Short Fund). The minimum subsequent investment is $100. Under certain conditions we may waive these minimums. If you buy shares through a broker or investment advisor, different requirements may apply. All investments must be made in U.S. dollars.

         We must receive payment from you within three business days of your purchase. In addition, the Funds and the Distributor each reserve the right to reject all or part of any purchase.

         Some Montgomery Funds are closed to new investors. Shareholders who owned shares of those Funds when they closed may continue to purchase shares in their existing accounts. Employer-sponsored retirement plans, if they already are invested in those Funds, may be able to open additional accounts for plan participants. Montgomery may reopen and close any of its Funds to certain types of new shareholders in the future. If you do not own shares of a closed Fund, you may not exchange shares from other Montgomery Funds for shares of that Fund.

         From time to time, Montgomery may close and reopen any of its Funds to new investors at its discretion. Shareholders who maintain open accounts which meet the minimum required balance in a Fund when it closes may make additional investments in it. If a Fund is closed and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. The Montgomery Funds reserve the right to close or liquidate a Fund at their discretion.

Becoming a Montgomery Shareholder

To open a new account:

[ ] By Mail Send your completed application, with a check payable to The Montgomery Funds, to the appropriate address (see column at right). Your check must be in U.S. dollars and drawn only on a bank located in the United States. We do not accept third-party checks, "starter" checks, credit-card checks, instant-loan checks or cash investments. We may impose a charge on checks that do not clear.

[ ] By Wire Call us at (800) 572-FUND [3863] to let us know that you intend to make your initial investment by wire. Tell us your name, the amount you want to invest and the fund(s) in which you want to invest. We will give you further instructions and a fax number to which you should send your completed New Account application. To ensure that we handle your investment accurately, include complete account information in all wire instructions. Then request your bank to wire money from your account to the attention of:

Investors Fiduciary Trust Company
ABA #101003621
For: DST Systems, Inc.


and include the following:


Account #7526601
Attention: The Montgomery Funds
For credit to: [shareholder(s) name]
Shareholder Account Number:
[shareholder(s) account number]
Name of Fund: [Montgomery Fund]


Please note: Your bank may charge a wire transfer fee.

[ ] By Phone To make an initial investment by phone, you must have been a current Montgomery shareholder for at least 30 days. Shares for Individual Retirement Accounts (IRAs) may not be purchased by phone. Your purchase of a new fund must meet its investment minimum and is limited to the total value of your existing accounts or $10,000, whichever is greater. To complete the transaction, we must receive payment within three business days. We reserve the right to collect any losses from any of your accounts if we do not receive payment within that time.

                                             [sidebar]
                                             GETTING STARTED


                                             To invest, complete the New Account
                                             application  at the  back  of  this
                                             prospectus.  Send  it  with a check
                                             payable to The Montgomery Funds.

                                             Regular Mail
                                             The Montgomery Funds
                                             c/o DST Systems, Inc.
                                             P.O. Box 219073
                                             Kansas City, MO 64121-9073

                                             Express Mail or Overnight Courier
                                             The Montgomery Funds
                                             c/o DST Systems, Inc.
                                             210 West 10th Street
                                             8th Floor
                                             Kansas City, MO 64105-1614

                                             Foreign Investors:
                                             Foreign   citizens   and   resident
                                             aliens of the United  States living
                                             abroad   may  not   invest  in  The
                                             Montgomery Funds

How Fund Shares Are Priced

How and when we calculate the Funds' price or net asset value (NAV) determines the price at which you will buy or sell shares. We calculate a fund's NAV by dividing the total net value of its assets by the number of outstanding shares. We base the value of the Funds' investments on their market value, usually the last price reported for each security before the close of market that day. A market price may not be available for securities that trade infrequently.
Occasionally, an event that affects a security's value may occur after the market closes. This is more likely to happen for foreign securities traded in foreign markets that have different time zones from the United States. Major developments affecting the price of those securities may happen after the foreign markets in which such securities trade have closed, but before the Fund calculates its NAV. In this case, Montgomery, subject to the supervision of the Fund's Board of Trustees or Pricing Committee, will make a good-faith estimate of the security's "fair value," which may be higher or lower than security's closing price in its relevant market.


     We calculate the net asset value (NAV) of each Montgomery Fund (other than the Money Market Funds) after the close of trading on the New York Stock Exchange (NYSE) every day the NYSE is open. We do not calculate NAVs on the days on which the NYSE is closed for trading. Certain exceptions apply as described below. If we receive your order by the close of trading on the NYSE, you can purchase shares at the price calculated for that day. The NYSE usually closes at 4:00 P.M. on weekdays, except for holidays. If your order is received after the NYSE has closed, your shares will be priced at the next NAV we determine after receipt of your order. More details about how we calculate the Funds' NAV are in the Statement of Additional Information.


[ ] Money Market Funds. The price of the Money Market Funds is determined at 12 noon eastern time on most business days. If we receive your order by that time, your shares will be priced at the NAV calculated at 12 noon that day. If we receive your order after 12 noon eastern time, you will pay the next price we determine after receiving your order. Also, only those orders received by 12 noon will be eligible to accrue any dividend paid for the day of investment.

[ ] Foreign Funds. Several of our Funds invest in securities denominated in foreign currencies and traded on foreign exchanges. To determine their value, we convert their foreign-currency price into U.S. dollars by using the exchange rate last quoted by a major bank. Exchange rates fluctuate frequently and may affect the U.S. dollar value of foreign-denominated securities, even if their market price does not change. In addition, some foreign exchanges are open for trading when the U.S. market is closed. As a result, a Fund's foreign securities--and its price--may fluctuate during periods when you can't buy, sell or exchange shares in the Fund.

[ ] Bank Holidays. On bank holidays we will not calculate the price of the U.S. Fixed-Income and Money Market Funds, even if the NYSE is open that day. Shares in these funds will be sold at the next NAV we determine after receipt of your order.


[sidebar]
TRADING TIMES
Whether buying, exchanging or selling shares, transaction requests received after 1:00 P.M.
pacific time (4:00 P.M. eastern time) will be executed at the next business day's closing price.

[Table]
www.montgomeryfunds.com

Manage your account(s) online. Our Account Access area offers free, secure access to your Montgomery Fund account(s) around-the-clock.

At www.montgomeryfunds.com Montgomery shareholders can:

   o  Check current account balances      o  Order duplicate statements and
                                             tax forms
   o  Buy, exchange or sell shares
                                          o  View tax summaries
   o  View the most  recent  account
      activity  and up to 80 records      o  Change address of record
      of account  history within the
      past two years                      o  Reorder checkbooks



Access your account(s) online today. Simply click on the Account Access tab and follow the simple steps to create a secure Personal Identification Number (PIN). It takes only a minute.

Please note that for your protection, this secure area of our site requires the use of browsers with 128-bit encryption. If you are not sure what level of security your browser supports, click on our convenient browser check.

[clipart]


--------------------------------------------------------------------------------

Buying Additional Shares

[ ] By Mail. Complete the form at the bottom of any Montgomery statement and mail it with your check payable to The Montgomery Funds. Or mail the check with a signed letter noting the name of the Fund in which you want to invest, your account number and telephone number. We will mail you a confirmation of your investment. Note that we may impose a charge on checks that do not clear.

[ ] By Phone. Current shareholders are automatically eligible to buy shares by phone. To buy shares in a Fund you currently own or to invest in a new Fund, call (800) 572-FUND [3863]. Shares for IRAs may not be purchased by phone. Telephone purchases can be made for up to five times your account value as of the previous day.

     We must receive payment for your purchase within three business days of your request. To ensure that we do, you can:

o Transfer money directly from your bank account by mailing a written request and a voided check or deposit slip (for a savings account).

o    Send us a check by overnight or second-day courier service.

o Instruct your bank to wire money to our affiliated bank using the information in "Becoming A Montgomery Shareholder" (page ___).

[ ] Online. To buy shares online, you must first set up an Electronic Link (described in the note at above left). Then visit our Web site, www.montgomeryfunds.com, where you can purchase up to $25,000 per day in additional shares of any fund, except those held in a retirement account. The cost of the shares will be automatically deducted from your bank account.

[ ]   By Wire. There is no need to contact us when buying  additional  shares by wire. Instruct your bank to wire funds to our affiliated bank using the information under "Becoming a Montgomery Shareholder" (page ___).

Exchanging Shares

You may exchange Class R shares in one Fund for Class R shares in another, in accounts with the same registration, Taxpayer Identification number and address. There is a $100 minimum to exchange into a fund you currently own and a $1,000 ($2,000 for the Global Long-Short Fund) minimum for investing in a new Fund. Note that an exchange is treated as a sale and may result in a realized gain or loss for tax purposes. You may exchange shares by phone, at (800) 572-FUND [3863] or through our online Account Access area at www.montgomeryfunds.com.


Other Exchange Policies

[ ]   We will process your exchange order at the next-calculated NAV.

[ ] You may exchange shares only in Funds that are qualified for sale in your state and that are offered in this prospectus. You may not exchange shares in one Fund for shares of another that is currently closed to new shareholders unless you are already a shareholder in the closed fund.

[ ] Because excessive exchanges can harm a Fund's performance, we reserve the right to terminate your exchange privileges if you make more than four exchanges out of any one fund during a 12-month period. We may also refuse an exchange into a fund from which you have sold shares within the previous 90 days
(accounts under common control and accounts having the same Taxpayer Identification number will be counted together). Exchanges out of the Fixed-Income and Money Market Funds are exempt from this restriction.

[sidebar]
Our  Electronic  Link  program  allows  us to
automatically   debit  or  credit  your  bank
account for transactions made by phone or online. To take advantage of this service, simply mail us a voided check or preprinted deposit slip from your bank account along with a request to establish an Electronic
Link.



[ ]   We may  restrict or refuse your  exchanges  if we receive,  or  anticipate receiving, simultaneous orders affecting a large portion of a Fund's assets or if we detect a pattern of exchanges that suggests a market-timing strategy.

[ ] We reserve the right to refuse exchanges into a Fund by any person or group if, in our judgment, the Fund would be unable to effectively invest the money in accordance with its investment objective and policies, or might be adversely affected in other ways.

[ ]   Any redemption fees will apply to exchanges or redemptions out of a Fund.

Selling Shares


You may sell some or all of your fund shares on days that the NYSE is open for trading (except bank holidays for the Fixed-Income and Money Market Funds). Note that a redemption is treated as a sale and may result in a realized gain or loss for tax purposes.

     Your shares will be sold at the next NAV we calculate for the Fund after receiving your order. We will promptly pay the proceeds to you, normally within three business days of receiving your order and all necessary documents (including a written redemption order with the appropriate signature guarantee). We will mail or wire you the proceeds, depending on your instructions. Shares purchased by check will be priced upon receipt of your order but proceeds may not be paid until your check clears, which may take up to 15 days after the purchase date. Within this 15-day period, you may choose to exchange into a Montgomery Money Market fund.


     Aside from any applicable redemption fees, we generally will not charge you any fees when you sell your shares, although there are some minor exceptions:

o For sharers sold by wire pay a $10 wire transfer fee that will be deducted directly from their proceeds.

o For redemption checks requested by Federal Express, a $10 fee will be deducted directly from the redemption proceeds.

     In  accordance  with the rules of the  Securities  and Exchange  Commission
(SEC)  we  reserve  the  right  to  suspend   redemptions  under   extraordinary
circumstances.

     Shares can be sold in several ways:

[ ] By Mail. Send us a letter including your name, Montgomery account number, the Fund from which you would like to sell shares and the dollar amount or number of shares you want to sell. You must sign the letter the same way your account is registered. If you have a joint account, all accountholders must sign the letter.

     If you want the proceeds to go to a party other than the account owner(s) or your predesignated bank account, or if the dollar amount of your redemption exceeds $50,000, you must obtain a signature guarantee (not a notarization), available from many commercial banks, savings associations, stock brokers and other National Association of Securities Dealers member firms.

     If you want to wire your redemption proceeds but do not have a predesignated bank account, include a preprinted, voided check or deposit slip. If you do not have a preprinted check, please send a signature-guaranteed letter along with your bank instructions. The minimum wire amount is $500. Wire charges, if any, will be deducted from the redemption proceeds. We may permit lesser wire amounts or fees at our discretion. Call (800) 572-FUND [3863] for more details.

                                          [sidebar]
                                          Shareholder   service   is   available
                                          Monday  through  Friday from 6:00 a.m.
                                          to 5:00 P.M. pacific time.


                                          Shareholders  can get  information  or
                                          perform transactions  around-the-clock
                                          through the Montgomery  Star System or
                                          www.montgomeryfunds.com.


[ ] By Check. If you have checkwriting privileges in your account, you may write a check to redeem some of your shares, but not to close your account in the Fixed-Income or Money Market Funds. A balance must be available for the Fund upon which the check is drafted. Shares purchased by check will be priced upon receipt of your order but proceeds may not be paid until your check clears, which may take up to 15 days after the purchase date. Checkwriting is not available for funds in an IRA. Checks may not be written for amounts below $250. Checks require only one signature unless otherwise indicated. We will return your checks at the end of the month. Note that we may impose a charge for a stop-payment request.


[ ] By Phone. You may accept or decline telephone redemption privileges on your New Account application. If you accept, you will be able to sell up to $50,000 in shares through one of our shareholder service representatives or through our automated Star System at (800) 572-FUND [3863]. You may not buy or sell shares in an IRA account by phone. If you included bank wire information on your New Account application or made arrangements later for wire redemptions, proceeds can be wired to your bank account. Please allow at least two business days for the proceeds to be credited to your bank account. If you want proceeds to arrive at your bank on the same business day (subject to bank cutoff times), there is a $10 fee. For more information about our telephone transaction policies, see "Other Policies" below.

[ ]   Online.  You can sell up to $50,000 in shares in a regular  account online at www.montgomeryfunds.com.

[ ] Redemption Fee. The redemption fees for the Emerging Asia Fund and Global Long-Short Fund are intended to compensate the Funds for the increased expenses to longer-term shareholders and the disruptive effect on the portfolios caused by short-term investments. The redemption fee will be assessed on the net asset value of the shares redeemed or exchanged and will be deducted from the redemption proceeds otherwise payable to the shareholder. Each Fund will retain the fee charged.

Other Policies

Minimum Account Balances

Due to the cost of maintaining small accounts, we require a minimum account balance of $1,000 ($2,000 for the Global Long-Short Fund). If your account balance falls below that amount for any reason, we will ask you to add to your account. If your account balance is not brought up to the minimum or you do not send us other instructions, we will redeem your shares and send you the proceeds. We believe that this policy is in the best interests of all our shareholders.


Expense Limitations

Montgomery Asset Management may reduce its management fees and absorb expenses in order to maintain total operating expenses (excluding interest, taxes and dividend expenses) for each Fund below its previously set operating expense limit. The Investment Management Agreement allows Montgomery three years to recoup amounts previously reduced or absorbed, provided the Fund remains within the applicable expense limitation. Montgomery generally seeks to recoup the oldest amounts before seeking payment of fees and expenses for the current year.

Shareholder Servicing Plan

The Global Long-Short Fund has adopted a Shareholder Servicing Plan, under which the Fund pays Montgomery or its Distributor a shareholder service fee at an annual rate of up to 0.25% of the Fund's average daily net assets. The fee is intended to reimburse the recipient for providing or arranging for services to shareholders. The fee may also be used to pay certain brokers, transfer agents and other financial intermediaries for providing shareholder services.


Uncashed Redemption Checks

If you receive your Fund redemption proceeds or distributions by check (instead of by wire) and it does not arrive within a reasonable period of time, call us at (800) 572-FUND [3863]. Please note that we are responsible only for mailing redemption or distribution checks and are not responsible for tracking uncashed checks or determining why checks are uncashed. If your check is returned to us by the U.S. Postal Service or other delivery service, we will hold it on your behalf for a reasonable period of time. We will not invest the proceeds in any interest-bearing account. No interest will accrue on uncashed distribution or redemption proceeds.


Transaction Confirmation


If you notice any errors on your trade confirmation, you must notify the Funds of such errors within 30 days following mailing of that confirmation. The Funds will not be responsible for any loss, damage, cost or expense arising out of any transaction that appears on your confirmation after this 30-day period.



[sidebar]
BUYING AND SELLING SHARES THROUGH  SECURITIES
BROKERS AND BENEFIT PLAN ADMINISTRATORS

You may  purchase  and  sell  shares  through
securities    brokers   and   benefit    plan
administrators or their subagents. You should
contact   them   directly   for   information
regarding how to invest or redeem through them. They may also charge you service or transaction fees. If you purchase or redeem shares through them, you will receive the NAV calculated after receipt of the order by them
(generally, 4:00 p.m. Eastern time) on any day the NYSE is open. If your order is received by them after that time, it will be purchased or redeemed at the next-calculated
NAV. Brokers and benefit plan administrators who perform shareholder servicing for the Fund may receive fees from the Funds or Montgomery for providing these services.

Telephone Transactions

By buying or selling shares over the phone, you agree to reimburse the Funds for any expenses or losses incurred in connection with transfers of money from your account. This includes any losses or expenses caused by your bank's failure to honor your debit or act in accordance with your instructions. If your bank makes erroneous payments or fails to make payment after you buy shares, we may cancel the purchase and immediately terminate your telephone transaction privileges.

         The shares you purchase by phone will be priced at the first net asset value we determine after receiving your purchase. You will not actually own the shares, however, until we receive your payment in full. If we do not receive your payment within three business days of your request, we will cancel your purchase. You may be responsible for any losses incurred by the Fund as a result.

         Please note that we cannot be held liable for following telephone instructions that we reasonably believe to be genuine. We use the following safeguards to ensure that the instructions we receive are accurate and authentic:

o    Recording certain calls

o Requiring an authorization number or other personal information not likely to be known by others

o        Sending a transaction confirmation to the investor

         The Funds and our Transfer Agent may be held liable for any losses due to unauthorized or fraudulent telephone transactions only if we have not followed these reasonable procedures.

         We reserve the right to revoke the telephone transaction privileges of any shareholder at any time if he or she has used abusive language or misused the phone privileges by making purchases and redemptions that appear to be part of a systematic market-timing strategy.

         If you notify us that your address has changed, we will temporarily suspend your telephone redemption privileges until 30 days after your notification to protect you and your account. We require all redemption requests made during this period to be in writing with a signature guarantee.

         Shareholders may experience delays in exercising telephone redemption privileges during periods of volatile economic or market conditions. In these cases you may want to transmit your redemption request:

o        Using the automated Star System

o        Online

o        By overnight courier

o        By telegram

You may discontinue telephone privileges at any time.


Tax Withholding Information

Be sure to complete the Taxpayer Identification Number (TIN) section of the New Account application. If you don't have a Social Security Number or TIN, apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). If you do not provide us with a TIN or a Social Security Number, federal tax law may require us to withhold 31% of your taxable dividends, capital-gain distributions, and redemption and exchange proceeds (unless you qualify as an exempt payee under certain rules).

     Other rules about TINs apply for certain investors. For example, if you are establishing an account for a minor under the Uniform Gifts to Minors Act, you should furnish the minor's TIN. If the IRS has notified you that you are subject to backup withholding because you failed to report all interest and dividend income on your tax return, you must check the appropriate item on the New Account application. Foreign shareholders should note that any dividends the Funds pay to them may be subject to up to 30% withholding instead of backup withholding.

                                             [sidebar]
                                             INVESTMENT MINIMUMS

                                             For regular  accounts and IRAs, the
                                             minimum   initial   investment   is
                                             $1,000   ($2,000   for  the  Global
                                             Long-Short   Fund).   The   minimum
                                             subsequent investment is $100.

After You Invest

Taxes

IRS rules require that the Funds distribute all of their net investment income and capital gains, if any, to shareholders. Capital gains may be taxable at different rates depending on the length of time a Fund holds its assets. We will inform you about the source of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of their tax status. The Funds' distributions, whether received in cash or reinvested, may be taxable. Any redemption of a Fund's shares or any exchange of a Fund's shares for another Fund will be treated as a sale, and any gain on the transaction may be taxable.

     Additional information about tax issues relating to the Funds can be found in our Statement of Additional Information, available free by calling (800) 572-FUND [3863]. Consult your tax advisor about the potential tax consequences of investing in the Funds.


A Note on the Montgomery Tax-Free Funds

The Montgomery Federal Tax-Free Money, California Tax-Free Money and California Tax-Free Intermediate Bond Funds intend to continue paying what the IRS calls "exempt-interest dividends" to shareholders by maintaining, as of the close of each quarter of their taxable year, at least 50% of the value of their assets in municipal bonds. If the Funds satisfy this requirement, any distributions paid to shareholders from their net investment income will be exempt from federal income, to the extent that they derive their net investment income from interest on municipal bonds. Any distributions paid from other sources of net investment income, such as market discounts on certain municipal bonds, will be treated as ordinary income by the IRS. Capital gains, however, are taxable. You also should consult your adviser about state and local taxes.




Dividends and Distributions

As a shareholder in The Montgomery Funds, you may receive income dividends and capital-gain distributions for which you will owe taxes (unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan). Income dividends and capital-gain distributions are paid to all shareholders who maintain accounts with each Fund as of its "record date."

     If you would like to receive dividends and distributions in cash, indicate that choice on your New Account application. Otherwise, the distribution will be reinvested in additional Fund shares.

Keeping You Informed

After you invest you will receive our Shareholder Services Guide, which includes more information about buying, exchanging and selling shares in The Montgomery Funds. It also describes in more detail useful tools for investors such as the Montgomery Star System and online transactions.

     During  the  year,  we will  also  send you the  following  communications:

o    Confirmation statements

o    Account statements,  mailed after the close of each calendar quarter

o Annual and semiannual reports, mailed approximately 60 days after June 30 and December 31

o 1099 tax form, sent by January 31 Annual updated prospectus, mailed to existing shareholders in the fall

         To save you money, we will send only one copy of each shareholder report or other mailing to your household if you hold accounts under common ownership or at the same address (regardless of the number of shareholders or accounts at that household or address), unless you request additional copies.

[sidebar]

OUR PARTNERS

As a Montgomery shareholder,  you may see the
names of our partners on a regular basis.  We
all  work   together   to  ensure  that  your
investments   are  handled   accurately   and
efficiently.

Funds Distributor,  Inc., located in New York
City and Boston,  distributes  The Montgomery
Funds.

Investors Fiduciary Trust Company, located in
Kansas City, Missouri, is the Funds' master transfer agent. It performs certain record keeping and accounting functions for the Funds.

DST  Systems,  Inc.  also  located  in Kansas
City,  Missouri,  assists Investors Fiduciary
Trust  with   certain   record   keeping  and
accounting functions for the Funds.

[table]
                                     INCOME DIVIDENDS                               CAPITAL GAINS

Equity Funds and U.S.          Declared and paid in the last               Declared and paid in the last
Asset Allocation Fund          quarter of each calendar year*              quarter of each additional year*
(except the Equity Income
Funds)

Equity Income Fund             Declared and paid on or about               Declared and paid in the last
                               the last business day of each               quarter of each calendar year*
                               quarter

Multi-Strategy Funds           Declared and paid in the last               Declared and paid in the last
(except the U.S. Asset         quarter of each calendar                    quarter of each calendar year*
Allocation Fund)               year*

U.S. Fixed-Income and          Declared daily and paid monthly             Declared and paid in the last
Money Market Funds             on or about the last business               quarter of each calendar year*
                               day of each month

* Following their fiscal year end (June 30), the Funds may make additional distributions to avoid the imposition of a tax.


                                        [sidebar]

                                        HOW TO AVOID "BUYING A DIVIDEND"


                                        If you plan to purchase shares in a Fund, check if it is planning to make a distribution in the near future. Here's why: If you buy shares of a Fund just before a distribution, you'll pay full price for the shares but receive a portion of your purchase price back as a taxable distribution. This is called "buying a dividend." Unless you hold the Fund in a tax-deferred account, you will have to include the distribution in your gross income for tax purposes, even though you may not have participated in the increase of the Fund's appreciation.

[Outside back cover: The Montgomery Funds; Address; Contact Info; Logo]


You can find more information about The Montgomery Funds' investment policies in the Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.


To request a free copy of the SAI, call us at 800.572.FUND [3863]. You can review and copy further information about The Montgomery Funds, including the SAI, at the Securities and Exchange Commission's (SEC's) Public Reference Room in Washington, D.C. Call 800.SEC.0330 to obtain information about the operation of the Public Reference Room. Reports and other information about The Montgomery Funds are available at the SEC's Web site at www.sec.gov. You can also obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C., 20549-6009


You can find further information about The Montgomery Funds in our annual and semiannual shareholder reports, which discuss the market conditions and investment strategies that significantly affected each Fund's performance during the previous fiscal period. To request a copy of the most recent annual or semiannual report, please call us at (800) 572-FUND [3863], option 3.


Corporate Headquarters:
The Montgomery Funds
101 California Street
---------------------------
   (800) 572-FUND [3863]
  www.montgomeryfunds.com
---------------------------
San Francisco, CA 94111-9361

                                    SEC File Nos.: The Montgomery Funds 811-6011

                                                The Montgomery Funds II 811-8064



                                                   Funds Distributor, Inc. 10/99

 -------------------------------------------------------------------------------

                                     PART A

                    COMBINED PROSPECTUS FOR CLASS P SHARES OF

                      MONTGOMERY U.S. ASSET ALLOCATION FUND
                                       AND
                     VARIOUS SERIES OF THE MONTGOMERY FUNDS
 -------------------------------------------------------------------------------

Prospectus

October 31, 1999


The Montgomery Funds(SM)

U.S. Equity Funds
     Growth Fund
     Small Cap Fund
     Equity Income Fund

International & Global Equity Funds
     International Growth Fund
     International Small Cap Fund*
     Emerging Markets Fund

Multi-Strategy Funds
     Select 50 Fund
     U.S. Asset Allocation Fund

U.S. Fixed-Income & Money Market Funds
     Short Duration Government Bond Fund
     Government Money Market Fund
     California Tax-Free Intermediate Bond Fund

The Montgomery Funds have registered each mutual fund offered in this prospectus with the U.S. Securities and Exchange Commission (SEC). That registration does not imply, however, that the SEC endorses the Funds.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


* closed to new investors

--------------------
How to Contact Us
--------------------

[Sidebar]

Montgomery Shareholder
Service Representatives
(800) 572-FUND [3863]
Available 6 A.M. to 5 P.M.
pacific time

Montgomery Web Site
www.montgomeryasset.com

Address General
Correspondence to:
The Montgomery Funds
101 California Street
San Francisco, CA
94111-9361


--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------
]
U.S. Equity Funds
     Montgomery Growth Fund..................................................
     Montgomery Small Cap Fund...............................................
     Montgomery Equity Income Fund...........................................

International and Global Equity Funds
     Montgomery International Growth Fund....................................
     Montgomery International Small Cap Fund (closed to new investors).......
     Montgomery Emerging Markets Fund........................................

Multi-Strategy Funds
     Montgomery Select 50 Fund...............................................
     Montgomery U.S. Asset Allocation Fund...................................

U.S. Fixed-Income and Money Market Funds
     Montgomery Short Duration Government Bond Fund..........................
     Montgomery Government Money Market Fund.................................
     Montgomery California Tax-Free Intermediate Bond Fund...................

Portfolio Management.........................................................

Additional Investment Strategies and Related Risks...........................
     The Euro: Single European Currency......................................
     Defensive Investments...................................................
     Portfolio Turnover......................................................
     The Year 2000...........................................................
     Additional Benchmark Information........................................

Financial Highlights.........................................................
Account Information..........................................................
     Becoming a Montgomery Shareholder.......................................
     How Fund Shares Are Priced..............................................

     Buying Additional Shares................................................
     Exchanging Shares.......................................................
     Selling Shares..........................................................
     Other Policies..........................................................
     Tax Information.........................................................
     After You Invest........................................................



This prospectus contains important information about the investment objectives, strategies and risks of Montgomery Funds that you should know before you invest in them. Please read it carefully and keep it on hand for future reference. Please be aware that The Montgomery Funds:

>    Are not bank deposits

> Are not guaranteed, endorsed or insured by any financial institution or government entity such as the Federal Deposit Insurance Corporation (FDIC)

You should also know that you could lose money by investing in the Funds.

This prospectus describes only the Funds' Class P shares, which are sold only through financial intermediaries and financial professionals. The Montgomery Funds offer other classes of shares with different fees and expenses to eligible investors.

                                                               U.S. EQUITY FUNDS
Growth Fund | MNGFX

Objective

[ ] Seeks long-term capital appreciation by investing in growth-oriented U.S. companies
--------------------------------------------------------------------------------

Principal Strategy [clipart]

Under normal conditions, the Fund may invest in U.S. companies of any size, but invests at least 65% of its total assets in those companies whose shares have a total stock market value (market capitalization) of at least $1 billion.

The Fund's strategy is to identify well-managed U.S. companies whose share prices appear to be undervalued relative to the firms' growth potential. The managers rigorously analyze all prospective holdings by subjecting them to the following three steps of their investment process:

>    Identify companies with improving business fundamentals

> Conduct in-depth analysis of each company's current business and future prospects

> Analyze each company's price to determine whether its growth prospects have been discovered by the market


When the Fund's portfolio managers think that market conditions are not favorable or when they are unable to locate attractive investments, they may (but are not required to) temporarily increase the Fund's cash position. Larger cash positions can be a defensive measure in adverse market conditions. Should the market advance, however, the Fund may not participate as much as it might have if more of its assets were invested in stocks.



Principal Risks [clipart]

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies. To the extent that the Fund is overweighted in certain market sectors compared with the Standard and Poor's 500 Composite Price Index, the Fund may be more volatile than the S&P 500.

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------



[bar chart]
   1997          1998
------------ ------------
  23.16%        2.02%


During the two-year period described above in the bar chart, the Fund's best quarter was Q4 1998 (16.97%) and the worst quarter was Q3 1998 (-19.32%).

Growth Fund                                 2.02%              15.11%
S&P 500 Index                              28.58%              28.23%+
----------------------------------------------------------------------------
+ Calculated from 12/31/95                 1 Year             Inception
                                                              (1/12/96)


--------------------------------------------------------------------------------
1999 Return Through 9/30/99: 7.18%       Average Annual Returns Through 12/31/98
--------------------------------------------------------------------------------


Fees & Expenses [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads and does not charge shareholders for exchanging shares or reinvesting dividends.

Shareholder Fees (fees paid directly from your investment)
    Redemption Fee*                                                             0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
    Management Fee                                                              0.95%
    Distribution/Service (12b-1) Fee                                            0.25%
    Other Expenses                                                              0.43%
--------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                            1.63%


*$10 will be deducted from redemption proceeds sent by wire or overnight courier.


Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


1 Year        3 Years       5 Years         10 Years
------------------------------------------------------
$165            $513          $884            $1,925

                                                             [clipart] [sidebar]
                                                            Portfolio Management
                                                                    Roger Honour
                                                                  Kathryn Peters
                                                    For more details see page __

                                                        For financial highlights
                                                                    see page ___

Small Cap Fund | MNSCX

Objective

[ ] Seeks long-term capital appreciation by investing in rapidly growing U.S. small-cap companies
--------------------------------------------------------------------------------


Principal Strategy [clipart]

Under normal conditions, the Fund invests at least 65% of its total assets in the stocks of U.S. companies whose shares have a total stock market value (market capitalization) of $1.5 billion or less at the time of purchase.

The Fund's portfolio managers follow a growth strategy to invest in potentially attractive small-cap companies that are at an early or transitional stage of their development. The managers look for companies that they believe can thrive even in adverse economic conditions. Specifically, they search for companies that they think have the potential to:

>    Gain market share within their industries

>    Deliver consistently high profits to shareholders

>    Increase their corporate earnings each quarter

> Provide solutions for current or impending problems in their respective industries or in society overall

Principal Risks [clipart]

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies. To the extent that the Fund is overweighted in certain market sectors compared with the Russell 2000 Index, the Fund may be more volatile than the Russell 2000.

The Fund's focus on small-cap stocks may expose shareholders to additional risks. Smaller companies typically have more-limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more-limited volume than those of larger, more mature companies. As a result, small-cap stocks--and therefore the Fund--may fluctuate significantly more in value than larger-cap stocks and funds that focus on them.

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------



[bar chart]
    1997          1998
-------------- -----------
   23.27%        -8.19%


During the two-year period described above in the bar chart, the Fund's best quarter was Q4 1998 (28.94%) and the worst quarter was Q3 1998 (-32.44%).


Small Cap Fund                           -8.19%                  4.93%
Russell 2000 Index                       -2.55%                  9.64%+
-------------------------------------------------------------------------------
+ Calculated from 6/30/96                1 Year                Inception
                                                               (7/1/96)


--------------------------------------------------------------------------------
1999 Return Through 9/30/99: 5.77%       Average Annual Returns Through 12/31/98
--------------------------------------------------------------------------------



Fees & Expenses [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads on this Fund and does not charge shareholders for exchanging shares or reinvesting dividends.

Shareholder Fees (fees paid directly from your investment)
    Redemption Fee*                                                             0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
    Management Fee                                                              1.00%
    Distribution/Service (12b-1) Fee                                            0.25%
    Other Expenses                                                              0.32%
--------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                            1.57%

*$10 will be deducted from redemption proceeds sent by wire or overnight courier.


Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
 $159          $495          $853            $1,860


                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                                  Stuart Roberts
                                                                    Brad Kidwell
                                                                    Cam Philpott
                                                   For more details see page ___

                                                        For financial highlights
                                                                    see page ___

Equity Income Fund | MNEIX

Objective

[ ] Seeks current income and long-term capital appreciation while striving to minimize portfolio volatility by investing in large, dividend-paying U.S. companies
--------------------------------------------------------------------------------

Principal Strategy [clipart]

Under normal conditions, the Fund seeks to provide a greater yield than the average yield of Standard & Poor's 500 Composite Price Index stocks by investing at least 65% of its total assets in dividend-paying stocks of large U.S. companies.

The Fund's strategy is to identify mature companies that have a history of paying regular dividends to shareholders and offer a dividend yield well above their historical average and/or the market's average. (Dividend yield is calculated by dividing the dividend a company pays out per share of common stock by the stock market price of those shares.) The Fund typically invests in companies for two to four years. The portfolio manager will usually begin to reduce the Fund's position in a company as its share price moves up and its dividend yield drops to the lower end of its historical range. He may also pare back or sell the Fund's position in a company that reduces or eliminates its dividend or if he believes that the company is about to do so.

Principal Risks [clipart]

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies. Increased interest rates may reduce the value of your investment in this Fund. Although the Fund seeks to provide a consistent level of income to shareholders, its yield may fluctuate significantly in the short term.

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------


[bar chart]
       1997               1998
------------------- -----------------
      25.94%             10.11%


During the two-year period described above in the bar chart, the Fund's best quarter was Q4 1998 (12.60%) and the worst quarter was Q3 1998 (-5.60%).


Equity Income Fund                       10.11%                  18.42%
S&P 500 Index                            28.58%                  28.17%+
--------------------------------------------------------------------------------
+ Calculated from 2/28/96                1 Year                 Inception
                                                                (3/11/96)


--------------------------------------------------------------------------------
1999 Return Through 9/30/99: -3.53%      Average Annual Returns Through 12/31/98
--------------------------------------------------------------------------------


Fees & Expenses [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads and does not charge shareholders for exchanging shares or reinvesting dividends.

Shareholder Fees (fees paid directly from your investment)
    Redemption Fee*                                                             0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)++
    Management Fee                                                              0.60%
    Distribution/Service (12b-1) Fee                                            0.25%
    Other Expenses                                                              0.85%
--------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                            1.70%
    Fee Reduction and/or Expense Reimbursement                                  0.60%

Net Expenses                                                                    1.10%


* $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses and 12b-1 fee) to 0.85%. This contract has a rolling 10-year term.


Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-------------------------------------------------------
  $112          $349          $605            $1,336


                                                             [clipart] [sidebar]
                                                            Portfolio Management
                                                                    William King
                                                   For more details see page ___

                                                        For financial highlights
                                                                    see page ___

                                                                 INTERNATIONAL &
                                                             GLOBAL EQUITY FUNDS
International Growth Fund | MNIGX


Objective

[ ] Seeks long-term capital appreciation by investing in medium- and large-cap companies in developed stock markets outside the United States
--------------------------------------------------------------------------------

Principal Strategy [clipart]

Under normal conditions, the Fund invests at least 65% of its total assets in the common stocks of companies outside the United States whose shares have a stock market value (market capitalization) of more than $1 billion. The Fund currently concentrates its investments in the stock markets of western Europe, particularly the United Kingdom, France, Germany, Italy and the Netherlands, as well as developed markets in Asia, such as Japan and Hong Kong. The Fund typically invests in at least three countries outside the United States, with no more than 40% of its assets in any one country.

The portfolio managers seek well-managed companies that they believe will be able to increase their sales and corporate earnings on a sustained basis. In addition, the portfolio managers purchase shares of companies that they consider to be under- or reasonably valued relative to their long-term prospects. The managers favor companies that they believe have a competitive advantage, offer innovative products or services and may profit from such trends as deregulation and privatization. On a strategic basis, the Fund's assets may be allocated among countries in an attempt to take advantage of market trends. The Fund's portfolio managers and analysts frequently travel to the countries in which the Fund invests or may invest to gain firsthand insight into the economic, political and social trends that affect investments in those countries.

Principal Risks [clipart]

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies.

By investing primarily in foreign stocks, the Fund may expose shareholders to additional risks. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries.

In addition, most of the securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar.

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------



[bar chart]
       1997               1998
------------------- -----------------
      9.84%              28.65%


During the two-year period described above in the bar chart, the Fund's best quarter was Q4 1998 (23.14%) and the worst quarter was Q3 1998 (-17.24%).


International Growth Fund                28.65%                 20.14%
MSCI EAFE Index+                         20.00%                  9.27%+
------------------------------------------------------------------------------
+ Calculated from 2/28/96                1 Year               Inception
                                                              (3/11/96)
+See page __ for a description of this index.


--------------------------------------------------------------------------------
1999 Return Through 9/30/99: -2.44%      Average Annual Returns Through 12/31/98
--------------------------------------------------------------------------------

Fees & Expenses [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads and does not charge shareholders for exchanging shares or reinvesting dividends.

Shareholder Fees (fees paid directly from your investment)
    Redemption Fee*                                                             0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)++
    Management Fee                                                              1.10%
    Distribution/Service (12b-1) Fee                                            0.25%
    Other Expenses                                                              0.64%
---------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                            1.99%
    Fee Reduction and/or Expense Reimbursement                                  0.08%

Net Expenses                                                                    1.91%


* $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses and 12b-1 fee) to 1.65%. This contract has a 10-year term.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

 1 Year        3 Years       5 Years         10 Years
-------------------------------------------------------
  $193          $599         $1,029           $2,223


                                                             [clipart] [sidebar]
                                                            Portfolio Management
                                                                      John Boich
                                                                    Oscar Castro
                                                   For more details see page ___

                                                        For financial highlights
                                                                    see page ___

International Small Cap Fund | MNISX

The Montgomery International Small Cap Fund is currently closed to new investors.

Objective

[ ] Seeks long-term capital appreciation by investing in small-cap companies in developed stock markets outside the United States
--------------------------------------------------------------------------------


Principal Strategy [clipart]

Under normal conditions, the Fund invests at least 65% of its total assets in the stocks of companies outside the United States whose shares have a market value (market capitalization) profile consistent with the Salomon Smith Barney World Extended Market Index excluding the United States. (This index had a weighted average market capitalization of $2.3 billion and a median market capitalization of $404 million on March 31, 1999.) The Fund typically invests most of its assets in the developed stock markets of western Europe and Asia, particularly the United Kingdom, France, Germany, Italy, Sweden and Japan. The Fund invests in at least three different countries outside the United States, with no more than 40% of its assets in any one.

The Fund's portfolio manager seeks well-managed, small-cap companies that he believes will be able to increase sales and corporate earnings on a sustained basis. The portfolio manager must consider the shares of these companies to be under- or reasonably valued relative to their long-term prospects and favors companies that he believes have a competitive advantage, offer innovative products or services and may profit from such trends as deregulation and privatization. On a strategic basis, the Fund's assets may be allocated among countries in an attempt to take advantage of market trends. The Funds portfolio manager and analysts frequently travel to the countries in which the Fund invests or may invest to gain firsthand insight into the economic, political and social trends that affect investments in those countries.

Principal Risks [clipart]

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies.

In addition, foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. Other risks of focusing on small foreign companies include limited or inaccurate information; limited product lines, markets or financial resources; and securities that may trade less frequently and in limited volume. As a result, small-cap stocks--and therefore the Fund--may fluctuate significantly more in value than funds that focus on larger-cap stocks. Most of the securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar.

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below can give some indication of the risks of investing in the Fund by allowing a comparison to market performance. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------


[bar chart]
       1998
-------------------
      10.33%


During the one-year period described above in the bar chart, the Fund's best quarter was Q1 1998 (19.64%) and the worst quarter was Q3 1998 (-16.52%).


International Small Cap Fund                   10.33%               -1.66%
Salomon Smith Barney World Extended
(ex-U.S.) Market Index++                       12.15%               -0.79%+
--------------------------------------------------------------------------------
+ Calculated from 5/31/97                      1 Year              Inception
                                                                    (6/9/97)

++ This index contains approximately 3,000 small-capitalization equities in more than 20 countries. See page __ for a description of this index.


--------------------------------------------------------------------------------
1999 Return Through 9/30/99: -0.29%      Average Annual Returns Through 12/31/98
--------------------------------------------------------------------------------


Fees & Expenses [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads on this Fund and does not charge shareholders for exchanging shares or reinvesting dividends.

Shareholder Fees (fees paid directly from your investment)
    Redemption Fee*                                                             0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)++
    Management Fee                                                              1.25%
    Distribution/Service (12b-1) Fee                                            0.25%
    Other Expenses                                                              1.31%
----------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                            2.81%
    Fee Reduction and/or Expense Reimbursement                                  0.65%

Net Expenses                                                                    2.16%

* $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses and 12b-1 fee) to 1.90%. This contract has a rolling 10-year term.


Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
--------------------------------------------------------
  $218          $674         $1,156           $2,481


                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                                      John Boich
                                                   For more details see page ___

                                                        For financial highlights
                                                                    see page ___
                                       13

Emerging Markets Fund | MNEMX

Objective

[ ] Seeks long-term capital appreciation by investing in companies based or operating primarily in developing economies throughout the world
--------------------------------------------------------------------------------

Principal Strategy [clipart]

Under normal conditions, the Fund invests at least 65% of its total assets in the stocks of companies based in the world's developing economies. The Fund typically maintains investments in at least six of these countries at all times, with no more than 35% of its assets in any single one. These may include:

> Latin America: Argentina, Brazil, Chile, Colombia, Costa Rica, Jamaica, Mexico, Peru, Trinidad and Tobago, Uruguay and Venezuela

> Asia: Bangladesh, China/Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan, Thailand and Vietnam

> Europe: Czech Republic, Greece, Hungary, Kazakhstan, Poland, Portugal, Romania, Russia, Slovakia, Slovenia, Turkey and Ukraine

>    The Middle East: Israel and Jordan

> Africa: Egypt, Ghana, Ivory Coast, Kenya, Morocco, Nigeria, South Africa, Tunisia and Zimbabwe

The Fund's strategy combines computer-based screening techniques with in-depth financial review and on-site analysis of companies, countries and regions to identify potential investments. The Fund's portfolio managers and analysts frequently travel to the emerging markets to gain firsthand insight into the economic, political and social trends that affect investments in those countries. The Fund allocates its assets among emerging countries with stable or improving macroeconomic environments and invests in companies within those countries that the portfolio managers believe have high capital appreciation potential without excessive risks. The portfolio managers strive to keep the Fund well diversified across individual stocks, industries and countries to reduce its overall risk.

Principal Risks [clipart]

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a decline in a holding's share price or an overall decline in the stock market. In addition, the risks of investing in emerging markets are considerable. Emerging stock markets tend to be much more volatile than the U.S. market due to relative immaturity and occasional instability. Some emerging markets restrict the flow of money into or out of their stock markets and impose restrictions on foreign investors. These markets tend to be less liquid and offer less regulatory protection for investors. The economies of emerging countries may be based on only a few industries or on revenue from particular commodities and international aid. Most of the securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar.

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------



[bar chart]
       1997               1998
------------------- -----------------
      -3.83%            -38.89%


During the two-year period described above in the bar chart, the Fund's best quarter was Q2 1997 (11.81%) and the worst quarter was Q3 1998 (-25.15%).


Emerging Markets Fund                          -38.89%              -14.37%
IFC Global Index+                              -21.09%              -12.00%+
MSCI Emerging Markets Free Index++             -25.34%              -13.46%+
--------------------------------------------------------------------------------
+ Calculated from 2/28/96                       1 Year              Inception
                                                                    (3/11/96)

++The Fund was formerly compared to the IFC Global index, which comprises more than 1,200 individual stocks from 33 developing countries. This change was effected since the MSCI Emerging Markets Free Index, which is an unmanaged, capitalization-weighted composite index covering the equity markets of 25 emerging markets countries, better represents the types of securities in which the Fund may invest. See page __ for a more detailed description of these indices.


--------------------------------------------------------------------------------
1999 Return Through 9/30/99:  -19.77%    Average Annual Returns Through 12/31/98
--------------------------------------------------------------------------------


Fees & Expenses [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads on this Fund and does not charge shareholders for exchanging shares or reinvesting dividends.

Shareholder Fees (fees paid directly from your investment)
    Redemption Fee*                                                             0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)++
    Management Fee                                                              1.16%
    Distribution/Service (12b-1) Fee                                            0.25%
    Other Expenses                                                              0.99%
---------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                            2.40%
    Fee Reduction and/or Expense Reimbursement                                  0.10%

Net Expenses                                                                    2.30%

* $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses and 12b-1 fee) to 1.90%. This contract has a rolling 10-year term.



Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-------------------------------------------------------
  $232          $717         $1,227           $2,623


                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                               Josephine Jimenez
                                                                    Frank Chiang
                                                   For more details see page ___

                                                        For financial highlights
                                                                    see page ___

                                                            MULTI-STRATEGY FUNDS
Select 50 Fund | MNSFX


Objective

[ ] Seeks long-term capital appreciation by investing in 10 companies from each of five different investment disciplines, for a total of 50 securities
--------------------------------------------------------------------------------


Principal Strategy [clipart]


Five of Montgomery's portfolio management teams each select approximately 10 stocks that they believe may offer the greatest capital appreciation potential from their respective areas of expertise. These currently include:

>    U.S. growth              >    U.S. equity income      >    Emerging markets
>    U.S. emerging growth     >    International equity

The result is a concentrated portfolio of at least 50 stocks that is allocated approximately equally among Montgomery's five equity disciplines and is well diversified with typically 60% allotted to U.S. securities of all capitalization ranges and 40% invested internationally. The strategy of each is as follows:

> The growth team invests in U.S. companies of any size, but usually invests in those undervalued, growth-oriented companies whose shares have a market capitalization of at least $1 billion

> The U.S. emerging growth team seeks to invest in well-managed small and micro cap U.S. companies whose share prices appear to be undervalued relative to their growth potential

> The equity income team seeks to provide a greater yield than the average yield of Standard & Poor's 500 Composite Price Index stocks by investing in dividend-paying stocks of large U.S. companies

> The international growth team seeks to invest in the common stocks of growth-oriented, well-managed companies outside the United States whose shares have a market capitalization of more than $1 billion

> The emerging markets team seeks to invest in the stocks of companies that have high capital appreciation potential without excessive risks and are based in the world's developing economies

For more details about the teams' individual strategies, please see the sections on the Montgomery Growth, Equity Income, International Growth and Emerging Markets Funds in this prospectus.


Principal Risks [clipart]

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. Although the Select 50 Fund diversifies its assets across different industries, market segments and countries, it typically invests in just 50 securities. As a result, the value of shares in the Fund may vary more than those of mutual funds investing in a greater number of securities.

In addition, the Fund invests in companies in emerging and developed foreign markets (each typically 20%), which may expose it to additional risks. Foreign and emerging stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions. This risk is heightened in the case of emerging markets because of their relative economic and political immaturity and, in many instances, dependence on only a few industries. They also tend to be less liquid, more volatile and offer less regulatory protection for investors. Also, many of the securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar.

The Fund also invests a significant portion of its assets (typically 20%) in smaller companies, which may offer greater capital appreciation potential than larger companies but at potentially greater risk. Smaller companies may have more-limited product lines, markets or financial resources than larger companies, and their securities may trade less frequently and in more-limited volume than those of larger, more mature companies. As a result, small-cap stocks--and therefore the Fund--may fluctuate significantly more in value than larger-cap stocks and funds that focus exclusively on them.

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------



[bar chart]
       1997               1998
------------------- -----------------
      27.53%             9.16%

During the two-year period described above in the bar chart, the Fund's best quarter was Q4 1998 (19.43%) and the worst quarter was Q3 1998 (-17.40%).


Select 50 Fund                                           9.16%        18.00%
S&P 500 Index                                           28.58%        28.31%+
--------------------------------------------------------------------------------
+ Calculated from 11/30/96                             1 Year        Inception
                                                                     (12/12/96)


--------------------------------------------------------------------------------
1999 Return Through 9/30/99: 10.27%      Average Annual Returns Through 12/31/98
--------------------------------------------------------------------------------


Fees & Expenses [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads and does not charge shareholders for exchanging shares or reinvesting dividends.

Shareholder Fees (fees paid directly from your investment)
    Redemption Fee*                                                             0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
    Management Fee                                                              1.25%
    Distribution/Service (12b-1) Fee                                            0.25%
    Other Expenses                                                              0.51%
--------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                            2.01%

* $10 will be deducted from redemption proceeds sent by wire or overnight courier.



Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-------------------------------------------------------
  $203          $629         $1,080           $2,327


                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                                (Fund Oversight)
                                        Portfolio managers from each equity team
                                                   For more details see page ___

                                                        For financial highlights
                                                                    see page ___

U.S. Asset Allocation Fund | MNAAX

Objective

[ ] Seeks to provide shareholders with high total return (consisting of both capital appreciation and income) while also seeking to reduce risk by actively allocating its assets among stocks, bonds and money market securities
--------------------------------------------------------------------------------


Principal Strategy [clipart]

As a "fund-of-funds," the Montgomery U.S. Asset Allocation Fund currently invests its assets in three underlying Montgomery Funds:

> Montgomery Growth Fund, for U.S. equity exposure. This Fund invests in U.S. companies of any size, but usually invests in those undervalued, growth-oriented companies whose shares have a market capitalization of at least $1 billion

> Montgomery Total Return Bond Fund, for U.S. bond exposure. This Fund invests in a broad range of investment-grade bonds, including U.S. government securities, corporate bonds, mortgage-related securities, asset-backed securities and money market securities

> Montgomery Government Money Market Fund, for cash exposure. This Fund invests exclusively in short-term U.S. government securities

The Fund's strategy is to analyze various market factors, including relative risk and return, using a proprietary computer program to help the portfolio managers determine what they believe is an optimal asset allocation among stocks, bonds and cash.

The Fund's total equity and bond exposure may each range from 20 to 80% of its assets. It may invest anywhere from 0 to 50% of its assets in a Montgomery Money Market Fund. At times, the Fund may invest in other Montgomery Funds that have similar investment exposure to the Funds listed above.

For details about the strategies of the Montgomery Growth Fund and the Montgomery Government Money Market Fund, please see the respective sections in this prospectus. The Total Return Bond Fund seeks maximum total return consisting of both income and capital appreciation, by investing at least 65% of its total assets in investment-grade bonds and money market securities.


The Fund's portfolio managers regularly adjust the proportion of assets allotted to the underlying portfolios in response to changing market conditions.

Principal Risks [clipart]

By investing a substantial portion of its assets in stock and bond mutual funds, the Fund may expose you to certain risks that could cause you to lose money. The value of the Fund's investments in the Montgomery Growth Fund, like investments in any stock fund, will fluctuate on a daily basis with movements in the stock market, as well as in response to the activities of the individual companies in which the Montgomery Growth Fund invests. The value of the Fund's investment in the Total Return Bond Fund will fluctuate along with interest rates. When interest rates rise, a bond's market price generally declines. In addition, if the managers do not accurately predict changing market conditions and other economic factors, the Fund's assets might be allocated in a manner that is disadvantageous.

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------


[bar chart]
       1997               1998
------------------- -----------------
      18.68%             6.03%

During the two-year period described above in the bar chart, the Fund's best quarter was Q2 1997 (11.37%) and the worst quarter was Q3 1998 (-6.38%).


U.S. Asset Allocation Fund                  6.03%                12.38%
S&P 500 Index                              28.58%                28.23%+
Lehman Brothers Aggregate Bond Index        8.69%                 7.29%+
--------------------------------------------------------------------------------
+ Calculated from 12/31/95                 1 Year               Inception
                                                                (1/2/96)


--------------------------------------------------------------------------------
1999 Return Through 9/30/99: -4.37%      Average Annual Returns Through 12/31/98
--------------------------------------------------------------------------------


Fees & Expenses [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads on this fund and does not charge shareholders for exchanging shares or reinvesting dividends.

Shareholder Fees (fees paid directly from your investment)
    Redemption Fee *                                                            0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)++
    Management Fee                                                              0.00%
    Distribution/Service (12b-1) Fee                                            0.25%
    Other Expenses
        Top Fund Expenses                                                       0.46%
        Underlying Fund Expenses                                                1.25%
--------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                            1.96%
    Fee Reduction  and/or Expense  Reimbursement                                0.41%

Net Expenses                                                                    1.55%

* $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++In addition to the 0.71% total operating expenses of the Fund, a shareholder also indirectly bears the Fund's pro rata share of the fees and expenses incurred by each underlying Fund. The total expense ratio before reimbursement, including indirect expenses for the fiscal year ended June 30, 1999, was 1.96%, calculated based on the Fund's total operating expense ratio (0.46%) plus a weighted average of the expense ratios of its underlying Funds (1.25%) plus a 12b-1 fee of 0.25%. Montgomery has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses and 12b-1 fee) to 1.30% (including the expenses of the underlying Funds). This contract has a rolling 10-year term.


Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


1 Year        3 Years       5 Years         10 Years
-------------------------------------------------------
$157            $488          $843            $1,839


                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                         Portfolio managers from
                                                            each underlying Fund
                                                   For more details see page ___

                                                        For financial highlights
                                                                     see page __

                                                             U.S. FIXED-INCOME &
                                                              MONEY MARKET FUNDS
Short Duration Government Bond Fund | MNSGX

Objective

[ ] Seeks maximum total return consisting of both income and capital appreciation, while striving to preserve shareholders' initial investment (principal) by investing in short-term U.S. government securities.
--------------------------------------------------------------------------------


Principal Strategy [clipart]

Under normal conditions, the Fund invests at least 65% of its total assets in short-term U.S. government securities, which may include Treasuries in addition to bonds and notes issued by government agencies such as the Federal Home Loan Bank, Government National Mortgage Association (GNMA or "Ginnie Mae"), Federal National Mortgage Association (FNMA or "Fannie Mae") and Student Loan Marketing Association (SLMA or "Sallie Mae").

The Fund may purchase bonds of any maturity, but generally the portfolio's overall effective duration is comparable to that of a three-year U.S. Treasury note. Typically, a lower duration means that the bond or portfolio has less sensitivity to interest rates. The Fund invests in bonds that the portfolio manager believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity.

Principal Risks [clipart]

By investing in bonds, the Fund may expose you to certain risks that could cause you to lose money. As with most bond funds, the value of shares in the Montgomery Short Duration Government Bond Fund will fluctuate along with interest rates. A fund such as this one, which invests most of its assets in bonds, will behave largely the same way. As a result, the Fund is not appropriate for investors whose primary investment objective is absolute stability of principal. The Montgomery Short Duration Government Bond Fund is not a money market fund.


The Fund is also subject to prepayment risk. Prepayment risk is the risk that debt will be prepaid in periods of declining interest rates, and the Fund will not realize its expected income stream.

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------



[bar chart]
       1997               1998
------------------- -----------------
      6.18%              7.48%

During the two-year period described above in the bar chart, the Fund's best quarter was Q3 1998 (1.38%) and the worst quarter was Q3 1997 (-0.33%).


Short Duration Gov't Bond Fund                       7.48%               6.69%
Lehman Brothers Gov't Bond 1-3 Year Index            6.96%               6.44%+
--------------------------------------------------------------------------------
+ Calculated from 2/28/96                           1 Year             Inception
                                                                       (3/11/96)


--------------------------------------------------------------------------------
1999 Return Through 9/30/99: 1.81%       Average Annual Returns Through 12/31/98
--------------------------------------------------------------------------------


Fees & Expenses [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads on this fund and does not charge shareholders for exchanging shares or reinvesting dividends.

Shareholder Fees (fees paid directly from your investment)
    Redemption Fee*                                                             0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)++
    Management Fee                                                              0.50%
    Distribution/Service (12b-1) Fee                                            0.25%
              Other Expenses                                                    1.35%
--------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                            2.10%
    Fee Reduction and/or Expense Reimbursement                                  0.50%

Net Expenses                                                                    1.60%

* $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses and 12b-1 fee) to 0.70%. This contract has a rolling 10-year term. Total expenses including interest and taxes were 1.60%, however, net expenses, excluding interest and taxes, actually paid by shareholders because of additional voluntary reductions by the Manager were 0.87%.


Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

 1 Year        3 Years       5 Years         10 Years
-------------------------------------------------------
  $162          $504          $869            $1,893

                                                             [clipart] [sidebar]
                                                            Portfolio Management
                                                                 William Stevens
                                                                  Marie Chandoha
                                                   For more details see page ___

                                                        For financial highlights
                                                                    see page ___

Government Money Market Fund* | MNGXX

Objective

[ ] Money Market Fund: Seeks to provide shareholders with current income consistent with liquidity and preservation of capital by investing in short-term U.S. government securities
--------------------------------------------------------------------------------

Principal Strategy [clipart]

The Fund invests exclusively in short-term U.S. government securities, which may include bills, notes and bonds issued by government agencies such as the Federal Home Loan Bank, Federal National Mortgage Association (FNMA or "Fannie Mae") and Student Loan Marketing Association (SLMA or "Sallie Mae"), in repurchase agreements for U.S. government securities and in similar money market funds.

The Fund invests in short-term U.S. government securities that the portfolio manager believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity.

The Fund invests in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

Principal Risks [clipart]

Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in this Fund. Also a decline in short-term interest rates would lower the Fund's yield and the return on your investment. An investment in The Montgomery Government Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation
(FDIC) or any other government agency.

*Formerly named the Montgomery Government Reserve Fund.

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------



[bar chart]
       1997               1998
------------------- -----------------
      4.89%              4.87%

During two-year period described above in the bar chart, the Fund's best quarter was Q4 1997 (1.24%) and the worst quarters were Q4 1998 (1.12%).


Gov't Money Market Fund                            4.87%                4.87%
Lipper U.S. Gov't Money Market Funds Average       4.89%                4.29%+
--------------------------------------------------------------------------------
+ Calculated from 2/28/96                          1 Year             Inception
                                                                      (3/11/96)


                                         Average Annual Returns Through 12/31/98

1999 Return Through 9/30/99: 3.29%          Seven-Day Yield as of 9/30/99: 5.13%

              Call (800) 572-FUND [3863] between 6 A.M. and 5 P.M.
                       pacific time for the current yield.


Fees & Expenses [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads on this fund and does not charge shareholders for exchanging shares or reinvesting dividends.

Shareholder Fees (fees paid directly from your investment)
    Redemption Fee*                                                             0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
    Management Fee                                                              0.30%
    Distribution/Service (12b-1) Fee                                            0.25%
    Other Expenses                                                              0.20%
--------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                            0.75%

*$10 will be deducted from redemption proceeds sent by wire or overnight courier.


Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.



 1 Year        3 Years       5 Years         10 Years
-------------------------------------------------------
   $76          $239          $416             $928


                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                                 William Stevens
                                                   For more details see page ___

                                                        For financial highlights
                                                                    see page ___

California Tax-Free Intermediate Bond Fund | MNCTX

Objective

[ ] Seeks to provide shareholders with maximum income exempt from federal and California state personal income taxes, while striving to preserve shareholders' initial investment (principal), by investing in intermediate-maturity California municipal bonds
--------------------------------------------------------------------------------


Principal Strategy [clipart]

Under normal conditions, the Fund invests at least 80% of its net assets in intermediate-term, high-quality California municipal bonds, the interest from which is exempt from federal and California personal income taxes and the alternative minimum tax (AMT). Investment-grade bonds are those rated within the four highest grades by rating agencies such as Standard & Poor's (at least BBB), Moody's (at least Baa) or Fitch (at least BBB). From time to time the Fund may also invest in unrated bonds that the portfolio manager believes are comparable to investment-grade bonds.

The Fund may purchase bonds of any maturity, but generally the portfolio's average dollar-weighted maturity ranges from five to 10 years. The Fund's portfolio manager invests in California municipal bonds that offer attractive yields and are considered to be undervalued relative to issues of similar credit quality and interest rate sensitivity. Although the Fund concentrates its assets in California municipal bonds, the portfolio manager strives to diversify the portfolio across sectors and issuers within that market. The portfolio managers have historically invested more of the Fund's assets in better quality investment-grade securities than lower quality investment-grade securities.


Principal Risks [clipart]

By investing in bonds, the Fund may expose you to certain risks that could cause you to lose money. As with most bond funds, the value of shares in the Montgomery California Tax-Free Intermediate Bond Fund will fluctuate along with interest rates. When interest rates rise, a bond's market price generally declines. When interest rates fall, a bond's market price usually increases. A fund such as this one, which invests most of its assets in bonds, will behave in largely the same way. As a result, the Fund is not appropriate for investors whose primary investment objective is absolute principal stability. The Montgomery California Tax-Free Intermediate Bond Fund is not a money market fund.

The Fund's concentration in California municipal bonds may expose shareholders to additional risks. In particular, the Fund will be vulnerable to any development in California's economy that may weaken or jeopardize the ability of California municipal-bond issuers to pay interest and principal on their bonds. As a result, the Fund's shares may fluctuate more widely in value than those of a fund investing in municipal bonds from a number of different states. The Fund's objective is to provide income exempt from federal and California state personal income taxes, but some of its income may be subject to the alternative minimum tax.

--------------------------------------------------------------------------------
Past  Fund  Performance  The bar  chart on the left  below  shows  the  risks of investing  in  another  class of  shares of the Fund,  which  included  the same portfolio but was not subject to the Class P Rule 12b-1 fee and how the total return of that class of shares of the Fund has varied from year to year. The table on the right compares the performance of that class of shares of the Fund with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------


 [bar chart]
   1994               1995             1996              1997             1998
--------------------------------------------------------------------------------
   0.05%              11.41%            4.51%            7.50%             6.06%

During the five-year period described above in the bar chart, the Fund's best quarter was Q3 1998 (+3.59%) and the worst quarter was Q1 1994 (-1.43%).


CA Tax-Free Intermediate Bond Fund (Class R Shares)              6.06%             5.84%                 5.74%
Merrill Lynch CA Municipal Intermediate Municipal Bond Index     6.31%             4.99%                 5.02%+
------------------------------------------------------------------------------------------------------------------------
+Calculated from 6/30/93                                         1 Year           5 Years              Inception
                                                                                                       (7/1/93++)


--------------------------------------------------------------------------------
1999 Return Through 9/30/99: -0.45%      Average Annual Returns Through 12/31/98

++Represents the inception date of another class of shares of the Fund not subject to the Class P Rule 12b-1 fee.
--------------------------------------------------------------------------------


Fees & Expenses [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads on this fund and does not charge shareholders for exchanging shares or reinvesting dividends.

Shareholder Fees (fees paid directly from your investment)
    Redemption Fee*                                                             0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)++
    Management Fee                                                              0.50%
    Distribution/Service (12b-1) Fee                                            0.25%
    Other Expenses#                                                             0.44%
--------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                            1.19%
    Fee Reduction and/or Expense Reimbursement                                  0.24%

Net Expenses                                                                    0.95%

* $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses and 12b-1 fee) to 0.70%. This contract has a rolling 10-year term.

# Based on actual other expenses of another class of shares of the Fund not subject to the Class P Rule 12b-1 fee.


Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-------------------------------------------------------
   $97          $302          $524            $1,163


                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                                 William Stevens
                                                   For more details see page ___

                                                        For financial highlights
                                                                    see page ___

                                                            PORTFOLIO MANAGEMENT
Portfolio Management

The investment manager of the Montgomery Funds is Montgomery Asset Management, LLC. Founded in 1990, Montgomery Asset Management is a subsidiary of Commerzbank AG, one of the largest publicly held commercial banks in Germany. As of September 30, 1999, Montgomery Asset Management managed approximately $3.9 billion on behalf of some 200,000 investors in The Montgomery Funds.

U.S. Equity Funds

[photo] ROGER HONOUR, senior portfolio manager for the Montgomery Growth Fund (since 1993). Prior to joining Montgomery in 1993 as a senior portfolio manager and managing director, Mr. Honour was a vice president and portfolio manager at Twentieth Century Investors in Kansas City, Missouri. From 1990 to 1992, he served as vice president and portfolio manager at Alliance Capital Management.

[photo] BRADFORD KIDWELL, portfolio manager for the Montgomery Small Cap Fund (since 1991). Prior to joining Montgomery in 1991 as a portfolio manager, Mr. Kidwell was the sole general partner and portfolio manager of Oasis Financial Partners. From 1987 to 1989, he covered the savings and loan industry for Dean Witter Reynolds.

[photo] WILLIAM KING, CFA, senior portfolio manager for the Montgomery Equity Income Fund (since 1994). Before joining Montgomery in 1994 as a portfolio manager, Mr. King gained analytical and portfolio management experience at Merus Capital Management. Previously, he was a financial analyst/manager for SEI and a division controller and financial analyst for Kaiser Aluminum and Kaiser Industries.

[photo] KATHRYN PETERS,  portfolio manager for the Montgomery Growth Fund (since
1995). Ms. Peters joined Montgomery in 1995 as a portfolio manager. From 1992 to 1995, she was an associate in the investment banking division of Donaldson, Lufkin & Jenrette in New York. Prior to that she analyzed mezzanine investments for Barclays de Zoete Wedd.

[photo] JEROME "CAM" PHILPOTT, CFA, portfolio manager for the Montgomery Small Cap Fund (since 1991). Before joining Montgomery in 1991 as a portfolio manager, Mr. Philpott was a securities analyst with Boettcher & Company in Denver. Prior to that he was a securities analyst at Berger Associates Incorporated.

[photo] STUART ROBERTS, senior portfolio manager for the Montgomery Small Cap Fund (since 1990). Mr. Roberts has specialized in small-cap investing since 1983. Prior to joining Montgomery in 1990 as a senior portfolio manager and managing director, he was a portfolio manager and analyst at Founders Asset Management in Denver, where he managed three growth-oriented mutual funds.

International and Global Equity Funds

[photo] JOHN BOICH, CFA, senior portfolio manager for the Montgomery International Growth (since 1995) and International Small Cap Funds (since
1993). Mr. Boich joined Montgomery in 1993 as a senior portfolio manager and managing director. From 1990 to 1993, he was a vice president and portfolio manager at The Boston Company Institutional Investors, Inc. From 1989 to 1990, he was co-founder and co-manager of The Common Goal World Fund, a global equity partnership.

[photo] OSCAR CASTRO, CFA, senior portfolio manager for the Montgomery International Growth Fund (since 1995). Mr. Castro joined Montgomery in 1993 as a senior portfolio manager and managing director. From 1991 to 1993, he was a vice president and portfolio manager at G.T. Capital Management, Inc. From 1989 to 1990, he was co-founder and co-manager of The Common Goal World Fund, a global equity partnership.

[photo] FRANK CHIANG, portfolio manager for the Montgomery Emerging Markets Fund (since 1996). Before joining Montgomery in 1996 as a portfolio manager, Mr. Chiang was a portfolio manager and managing director at TCW Asia Ltd. in Hong Kong. Prior to that he was associate director and portfolio manager at Wardley Investment Services, Hong Kong.

[photo] ANGELINE EE, portfolio manager with Montgomery's International/Global team (since 1994). Prior to joining Montgomery as a portfolio manager, Ms. Ee was a portfolio manager with AIGIC Investment Corp. in Singapore. From 1989 until 1990, she was a co-manager of a portfolio of Asian equities and bonds at Chase Manhattan Bank in Singapore.

[photo] JOSEPHINE JIMENEZ, CFA, senior portfolio manager for the Montgomery Emerging Markets Fund (since 1992). Before joining Montgomery in 1991 as a senior portfolio manager and managing director, Ms. Jimenez worked at Emerging Markets Investors Corp./Emerging Markets Management in Washington, D.C., as a senior analyst and portfolio manager. The research and analysis methods she helped develop--including a proprietary stock valuation model for hyperinflationary economies--are the foundation of her investment strategy.

[photo] NANCY KUKACKA, portfolio manager with Montgomery's International/Global team (since 1995). Before joining Montgomery as a portfolio manager, Ms. Kukacka worked at CS First Boston Investment from 1994 through 1995, where she was an investment analyst covering consumer cyclical and non-durable sectors. Previously, she was an investment analyst at RCM Capital Management from 1990 through 1994, providing fundamental-based analysis for more than $12 billion in equity investments.

Multi-Strategy Funds

SELECT 50 FUND. The portfolio managers listed previously for the U.S. Equity Funds and the International and Global Equity Funds are the key members of the five portfolio management teams responsible for managing the Select 50 Fund. (See information above about Mr. Honour, Mr. Kidwell, Mr. King, Mr. Philpott, Mr. Roberts, Mr. Boich, Mr. Castro, Mr. Chiang, Ms. Ee, Ms. Jimenez, and Ms. Kukacka.)

U.S. ASSET ALLOCATION FUND. The portfolio managers listed previously for the U.S. Equity Funds and below for the U.S. Fixed-Income and Money Market Funds allocate assets among the underlying Funds for the U.S. Asset Allocation Fund. Information about the portfolio managers for the underlying Funds, which currently include the Growth, Total Return Bond and Government Money Market Funds, is provided previously under U.S. Equity Funds and below under U.S. Fixed-Income and Money Market Funds. (See information above and below Mr. Honour, Mr. Kidwell, Mr. King. Ms. Peters, Mr. Philpott, Mr. Roberts, Ms. Chandoha, and Mr. Stevens.)

U.S. Fixed-Income and Money Market Funds

[photo] MARIE CHANDOHA, portfolio manager for the Montgomery Total Return Bond and Short Duration Government Bond Funds (since 1999). Prior to joining Montgomery in 1999 as a portfolio manager, Ms. Chandoha worked at Goldman Sachs & Co., where she advised institutional clients on optimal asset allocation strategies in the U.S. bond market. From 1994 to 1996, she held positions as a managing director of global fixed-income and economics research at Credit Suisse First Boston. Prior to that she was a research analyst in mortgage securities at Morgan Stanley, and an economist at the Federal Reserve Bank of New York.

[photo] WILLIAM STEVENS, senior portfolio manager for the Montgomery Fixed-Income Funds (since 1992). Prior to joining Montgomery in 1992 as a senior portfolio manager and managing director, Mr. Stevens worked at Barclays de Zoete Wedd Securities, where he started its collateralized mortgage obligation (CMO) and asset-backed securities trading. From 1990 to 1991, he traded stripped mortgage securities and mortgage-related interest rate swaps for the First Boston Company.

Management Fees and Operating Expense Limits

The table below shows the management fee rate actually paid to Montgomery  Asset
Management over the past fiscal year and the contractual limits on total operating expenses for each Fund. The management fee amounts may vary from year to year, depending on actual expenses. Actual fee rates may be greater than contractual rates to the extent Montgomery recouped previously deferred fees during the fiscal year.


                                                                        MANAGEMENT              LOWER OF TOTAL OR
                                                                           FEES               ACTUAL TOTAL EXPENSES
MONTGOMERY FUND                                                        (annual rate)              (annual rate)
U.S. Equity Funds
     Montgomery Growth Fund                                                0.95%                      1.60%
     Montgomery Small Cap Fund                                             1.00%                      1.57%
     Montgomery Equity Income Fund                                         0.24%                      1.10%

International and Global Equity Funds
     Montgomery International Growth Fund                                  1.12%                      1.90%
     Montgomery International Small Cap Fund*                              1.21%                      2.15%
     Montgomery Emerging Markets Fund                                      1.06%                      2.15%

Multi-Strategy Funds
     Montgomery Select 50 Fund                                             1.25%                      1.98%
     Montgomery U.S. Asset Allocation Fund                                 0.00%                      1.55%

U.S. Fixed-Income and Money Market Funds
     Montgomery Short Duration Government Bond Fund                        0.29%                      0.87%
     Montgomery Government Money Market Fund                               0.30%                      0.75%
     Montgomery California Tax-Free Intermediate Bond Fund                 0.38%                      0.70%


* closed to new investors

Additional Investment Strategies and Related Risks

The Euro: Single European Currency

Investors in the International and Global Equity Funds and in the Multi-Strategy Funds should note the following: On January 1, 1999, the European Union (EU) introduced a single European currency called the euro. Eleven of the fifteen EU members have begun to convert their currencies to the euro: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain (leaving out Britain, Denmark, Greece and Sweden). For the first three years, the euro will be a phantom currency (only an accounting entry). Euro notes and coins will begin circulating in 2002.

The introduction of the euro has occurred, but the following uncertainties will continue to exist for some time:

> Whether the payment, valuation and operational systems of banks and financial institutions can operate reliably

> The applicable conversion rate for contracts stated in the national currency of an EU member

> The ability of clearing and settlement systems to process transactions reliably

>    The effects of the euro on European financial and commercial markets

> The effect of new legislation and regulations to address euro-related issues

These and other factors could cause market disruptions and affect the value of your shares in a Fund that invests in companies conducting business in Europe. Montgomery and its key service providers have taken steps to address euro-related issues, but there can be no assurance that these efforts will be sufficient.

Defensive Investments

At the discretion of its portfolio manager(s), each Montgomery Fund may invest up to 100% of its assets in cash for temporary defensive purposes. No Fund is required or expected to take such a defensive posture. But if used, such an unlikely stance may help a Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, a Fund may not achieve its investment objective. For example, should the market advance during this period, a Fund may not participate as much as it would have if it had been more fully invested.

Portfolio Turnover

The Funds' portfolio managers will sell a security when they believe it is appropriate to do so, regardless of how long a Fund has owned that security. Buying and selling securities generally involves some expense to a Fund, such as commission paid to brokers and other transaction costs. By selling a security, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher a Fund's annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. Increased brokerage costs may adversely affect a Fund's performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. Annual portfolio turnover of 100% or more is considered high. The following Montgomery Funds that invest in stocks will typically have annual turnover in excess of that rate because of their portfolio managers' investment style: International Growth, International Small Cap, Select 50, and U.S. Asset Allocation. See "Financial Highlights," beginning on page ___, for each Fund's historical portfolio turnover.

The Year 2000

The common past practice in computer programming of using just two digits to identify a year has resulted in the Year 2000 challenge throughout the information technology industry. If unchanged, many computer applications and systems may misinterpret dates occurring after December 31, 1999, leading to errors or failure. This failure could adversely affect a Fund's operations, including pricing, securities trading and the servicing of shareholder accounts.

Montgomery is dedicated to providing uninterrupted, high-quality performance from our computer systems before, during and after 2000. We have completed tests on our internal systems. Montgomery is diligently working with external partners, suppliers, vendors and other service providers to ensure that the systems with which we interact will remain operational at all times.

In addition to taking reasonable steps to secure our internal systems and external relationships, Montgomery is further developing contingency plans intended to ensure that unexpected systems failures will not adversely affect the Funds' operations. Montgomery intends to monitor these processes through the rollover of 1999 into 2000 and to quickly implement alternative solutions if necessary.

Despite Montgomery's efforts and contingency plans, however, noncompliant computer systems could have a material adverse effect on a Fund's business, operations or financial condition. Additionally, a Fund's performance could be hurt if a computer-system failure at a company or governmental unit affects the prices of securities the Fund owns. Issuers in countries outside of the United States, particularly in emerging markets, may not be required to make the same level of disclosure about Year 2000 readiness as required in the United States. The Manager, of course, cannot audit any company and its major suppliers to verify their Year 2000 readiness. Montgomery understands that many foreign countries and companies are well behind their U.S.
counterparts in preparing for 2000.

Additional Benchmark Information

The International Finance Corporation (IFC) Global Composite Index comprises more than 1,200 individual stocks from 33 developing countries in Asia, Latin America, the Middle East, Africa and Europe.


The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted composite index that covers individual securities within the equity markets of approximately 25 emerging markets countries.


The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Index, a capitalization-weighted index, is composed of 21 developed market countries in Europe, Australasia and the Far East. The returns are presented net of dividend withholding taxes.

The Salomon Smith Barney World Extended Market Index comprises the small-capitalization equities of each country in the Salomon Smith Barney Broad Market Index. The index contains approximately 3,000 issues in more than 20 countries, is calculated gross of withholding taxes and is capitalization weighted.

                                                            FINANCIAL HIGHLIGHTS
FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' performance for the periods shown.

The following selected per-share data and ratios for the periods ended June 30, 1999 and June 30, 1998 were audited by PricewaterhouseCoopers LLP.

Their August 18, 1999 and August 14, 1998 reports appear in the 1999 and 1998 Annual Reports of the Funds. Information for the periods ended June 30, 1991 through June 30, 1997 was audited by other independent accountants, whose report is not included here.

The financial information for periods indicated with the note "R" relates to another class of shares of the California Tax-Free Intermediate Bond Fund not subject to the Class P Rule 12b-1 fees.

The total return figures in the tables represent the rate an investor would have earned (or lost) on an investment in the relevant Fund (assuming reinvestment of all dividends and distributions).

[table]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               U.S. Equity Funds

                                                                                                  Growth Fund
SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED JUNE 30:                 1999##        1998##          1997##         1996(a)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value--beginning of year                                          $   23.77      $   23.12      $   21.94      $   19.22

  Net investment income/(loss)                                                   0.04           0.11           0.09           0.03

  Net realized and unrealized gain/(loss)
  on investments                                                                 2.31           3.55           3.96           2.69

  Net increase/(decrease) in net assets
  resulting from investment operations                                           2.35           3.66           4.05           2.72

  Distributions:
    Dividends from net investment income                                        (0.04)         (0.09)         (0.10)           --
    Distribution from net realized capital gains                                (1.57)         (2.92)         (2.77)           --
    Distribution in excess of net realized capital gains                          --             --             --             --

  Total distributions                                                           (1.61)         (3.01)         (2.87)           --

  Net asset value--end of year                                              $   24.51      $   23.77      $   23.12      $   21.94
====================================================================================================================================
  Total return**                                                                11.62%         17.09%         20.41%         14.15%


Ratios to average net assets/supplemental data

  Net assets, end of year (in 000s)                                         $     219      $     198         $  212         $   82

  Ratio of net investment income/(loss) to average net assets                    0.21%          0.46%          0.44%          0.53%+

  Net investment income/(loss) before deferral of fees by Manager           $    0.04      $    0.11            --             --

  Portfolio turnover rate                                                          39%            54%            61%           118%

  Expense ratio before deferral of fees by
  Manager including interest and tax expenses                                    1.63%          1.45%           --             --

  Expense ratio including interest and tax expenses                              1.63%          1.45%          1.52%          1.60%+

  Expense ratio excluding interest and tax expenses                              1.60%          1.44%            --            --
------------------------------------------------------------------------------------------------------------------------------------

(a)  The Growth Fund's Class P shares commenced operations on January 12, 1996.
**   Total return represents aggregate total for the periods indicated.
+    Annualized.
## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

------------------------------------------------------------------------------------------------------------------------------------
                                                         U.S. Equity Funds

                                                                Small Cap Fund                     Equity Income Fund
SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD
ENDED JUNE 30:                                           1999##     1998##     1997(b)     1999       1998      1997##     1996(c)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value--beginning of year                      $  20.53   $  19.48   $  21.73   $  18.25   $  17.90   $  16.09   $  15.66

  Net investment income/(loss)                             (0.21)     (0.20)     (0.10)      0.26       0.38       0.44       0.08

  Net realized and unrealized gain/(loss)
  on investments                                           (1.20)      4.22       1.13       2.31       2.27       3.35       0.35

  Net increase/(decrease) in net assets
  resulting from investment operations                     (1.41)      4.02       1.03       2.57       2.65       3.79       0.43

  Distributions:
    Dividends from net investment income                     --         --         --       (0.27)     (0.39)     (0.42)      --
    Distributions from net realized capital gains          (2.07)     (2.97)     (3.28)     (1.54)     (1.91)     (1.56)      --
    Distributions in excess of net realized
    capital gains                                          (0.70)       --         --         --         --         --        --

  Total distributions                                      (2.77)     (2.97)     (3.28)     (1.81)     (2.30)     (1.98)      --

  Net asset value--end of year                          $  16.35   $  20.53   $  19.48   $  19.01   $  18.25   $  17.90   $  16.09
====================================================================================================================================
  Total return**                                           (4.39)%    22.44%      5.74%     14.74%     15.49%     25.64%      2.75%


Ratios to average net assets/supplemental data

  Net assets, end of year (in 000s)                     $ 20,606   $ 21,548   $  6,656   $  3,212   $  2,719   $  868     $   2

  Ratio of net investment income/(loss) to
  average net assets                                       (1.35)%    (0.95)%    (1.03)%+    1.46%      2.07%      2.68%      2.78+

  Net investment income/(loss) before deferral
  of fees by Manager                                    $  (0.21)  $  (0.20)       --    $   0.15   $   0.28   $   0.34   $   0.06
  Portfolio turnover rate                                     71%        69%        59%        57%        68%        62%        90%

  Expense ratio before deferral of fees by
  Manager, including interest and tax expense               1.57%      1.49%      1.45+      1.70%      1.63%      1.71%      1.70%+

  Expense ratio including interest and tax
  expenses                                                  1.57%      1.49%       --        1.10%      1.11%       --        --

  Expense ratio excluding interest and tax
  expenses                                                  1.57%      1.49%       --        1.10%      1.10%      1.11%      1.10%+
------------------------------------------------------------------------------------------------------------------------------------

(b)  The Small Cap Fund's Class P shares commenced operations on July 1, 1996.
(c) The Equity Income Fund's Class P shares commenced operations on March 12, 1996.
**   Total return represents aggregate total for the periods indicated.
+    Annualized.
## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.


------------------------------------------------------------------------------------------------------------------------------------
                                                     International and Global Equity Fund

                                                               International Growth Fund              International Small Cap Fund
SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD
ENDED JUNE 30:                                         1999        1998##     1997##     1996 (d)     1999##     1998##    1997 (e)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value--beginning of year                    $ 18.64     $ 16.22    $ 15.31     $ 13.66     $ 15.13    $ 17.16   $ 16.96

  Net investment income/(loss)                           0.12       (0.01)      0.05        0.00#      (0.02)++   (0.05)     0.00#

  Net realized and unrealized gain/(loss) on
  investments                                            0.26        3.50       2.54        1.65       (0.69)      0.30      0.20

  Net increase/(decrease) in net assets resulting
  from investment operations                             0.38        3.49       2.59        1.65       (0.71)      0.25      0.20

  Distributions:
    Dividends from net investment income                  --          --         --         --          --         --        --
    Distributions in excess of net investment
    income                                                --         0.00#       --         --          --        (0.09)     --
    Distributions from net realized capital gains       (0.10)      (1.07)     (1.68)       --          --        (2.19)     --
    Distributions in excess of net realized
    capital gains                                         --          --         --         --          --         --        --

  Total distributions                                   (0.10)      (1.07)     (1.68)       --          --        (2.28)      --

  Net asset value--end of year                        $ 18.92     $ 18.64    $ 16.22     $ 15.31     $ 14.42    $ 15.13   $ 17.16
====================================================================================================================================
  Total return**                                         2.18%      23.03%     19.13%      12.08%      (4.03)%     4.13%     1.18%


Ratios to average net assets/supplemental data

  Net assets, end of year (in 000s)                   $ 2,352     $  5       $  5        $  1        $  3       $  5      $ 15

  Ratio of net investment income/(loss) to
  average net assets                                     0.16%      (0.03)%     0.32%       0.01%+     (0.18)%    (0.28)%   (0.59)%+

  Net investment income/(loss) before deferral of
  fees by Manager                                     $  0.12     $ (0.08)   $ (0.06)    $ (0.05)    $ (0.03)   $ (0.16)  $ (0.01)

  Portfolio turnover rate                                 150%         127%       95%        239%        117%       111%       85%

  Expense ratio before deferral of fees by
  Manager, including interest and tax expense            1.99%       2.38%      2.62%       3.16%+      2.81%      2.78%     2.85%+

  Expense ratio including interest and tax expense       1.91%       1.91%       --          --         2.16%      2.17%     --

  Expense ratio excluding interest and tax expense       1.90%       1.90%      1.91%       1.90%+      2.15%      2.15%     2.15%+

------------------------------------------------------------------------------------------------------------------------------------

(d) The International Growth Fund's Class P shares commenced operations on March 11, 1996.
(e) The International Small Cap Fund's Class P shares commenced operations on June 9, 1997.
**   Total return represents aggregate total for the periods indicated.
+    Annualized.
++ The amount shown in this caption for each share outstanding throughout the period may not be in accord with the net realized and unrealized gain/(loss) for the period because of the timing of purchases and withdrawal of shares in relation to the fluctuating market values of the portfolio.
#    Amount represents less than $0.01 per share.
## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   International and Global Equity Funds

                                                                                          Emerging Markets Fund
SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED JUNE 30:              1999          1998           1997          1996(f)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value--beginning of year                                       $    9.74     $   16.77      $   14.19      $   12.62

  Net investment income/(loss)                                                0.00#         0.03           0.06           0.01

  Net realized and unrealized gain/(loss) on investments                      0.31         (6.61)          2.58           1.56

  Net increase/(decrease) in net assets
  resulting from investment operations                                        0.31         (6.58)          2.64           1.57

  Distributions:
    Dividends from net investment income                                      --           (0.12)         (0.06)          --
    Distributions in excess of net investment income                          --            --             --             --
    Distributions from net realized capital gains                             --           (0.33)          --             --
    Distributions in excess of net realized capital gains                     --            --             --             --

  Total distributions                                                         --           (0.45)         (0.06)          --

  Net asset value--end of year                                           $   10.05     $    9.74      $   16.77      $   14.19
====================================================================================================================================
  Total return**                                                              3.08 %      (39.75)%        18.62%         12.44%


Ratios to average net assets/supplemental data

  Net assets, end of year (in 000s)                                      $     520     $     413      $     607      $       2

  Ratio of net investment income/(loss) to average net assets                (0.24)%        0.30%          0.23%          0.33%+

  Net investment income/(loss) before deferral of fees by Manager        $    0.01     $    0.03           --             --

  Portfolio turnover rate                                                       86%           97%            83%           110%

  Expense ratio before deferral of fees by
  Manager, including interest and tax expenses                                2.40%         1.90%          --             --

  Expense ratio including interest and tax expenses                           2.30%         1.90%          --             --

  Expense ratio excluding interest and tax expenses                           2.15%         1.85%          1.92%          1.97%+
------------------------------------------------------------------------------------------------------------------------------------

(f) The Emerging Markets Fund's Class P shares commenced operations on March 12, 1996.
**   Total return represents aggregate total for the periods indicated.
+    Annualized.
#    Amount represents less than $0.01 per share.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                Multi-Strategy Funds

                                                                                                  Select 50 Fund
SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED JUNE 30:                        1999##           1998##            1997(g)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value--beginning of year                                                 $   20.68         $   19.98         $   15.89

  Net investment income/(loss)                                                         (0.14)             0.09             (0.02)

  Net realized and unrealized gain/(loss) on investments                                2.64              2.46              4.11

  Net increase/(decrease) in net assets
  resulting from investment operations                                                  2.50              2.55              4.09

  Distributions:
    Dividends from net investment income                                               (0.21)              --                --
    Distributions in excess of net investment income                                   (0.09)              --                --
    Distributions from net realized capital gains                                      (1.05)            (1.85)              --
    Distributions in excess of net realized capital gains                                --                --                --
    Distributions from capital                                                           --                --                --

  Total distributions                                                                  (1.35)            (1.85)              --

  Net asset value--end of year                                                     $   21.83         $   20.68         $   19.98
====================================================================================================================================
  Total return**                                                                       13.46%            14.12%            25.74%


Ratios to average net assets/supplemental data

  Net assets, end of year (in 000s)                                                $   55            $   52            $    9

  Ratio of net investment income/(loss) to average net assets                          (0.72)%            0.34%           (0.21)%+

  Net investment income/(loss) before deferral of fees by Manager                  $   (0.14)        $    0.09         $  (0.03)

  Portfolio turnover rate                                                                115%             151%               158%

  Expense ratio before deferral of fees by
  Manager, including interest and tax expenses                                          2.01%             2.06%             2.17%+

  Expense ratio including interest and tax expenses                                     2.01%             2.06%              --

  Expense ratio excluding interest and tax expenses                                     1.98%             2.05%             2.07%+
------------------------------------------------------------------------------------------------------------------------------------

(g)  The Select 50 Fund's Class P shares  commenced  operations  on December 12,
     1996.
**   Total return represents aggregate total for the periods indicated.
+    Annualized.
## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

------------------------------------------------------------------------------------------------------------------------------------
                                                                           Multi-Strategy Funds

                                                                                      U.S. Asset Allocation Fund
SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED JUNE 30:               1999##         1998++         1997##         1995(h)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value--beginning of year                                         $   19.11      $   19.89      $   19.33      $   17.86

  Net investment income/(loss)                                                  0.44           1.62           0.43           0.09

  Net realized and unrealized gain/(loss) on investments                        1.17           1.01           2.13           1.38

  Net increase/(decrease) in net assets resulting from
  investment operations                                                         1.61           2.63           2.56           1.47

  Distributions:
    Dividends from net investment income                                       (0.89)         (0.84)         (0.34)           --
    Distributions in excess of net investment income                             --           (0.74)           --             --
    Distributions from net realized capital gains                              (1.68)         (1.83)         (1.66)           --
    Distributions in excess of net realized capital gains                      (1.41)           --             --             --

  Total distributions                                                          (3.98)         (3.41)         (2.00)           --

  Net asset value--end of year                                             $   16.74      $   19.11      $   19.89      $   19.33
====================================================================================================================================
  Total return**                                                               11.15%         14.53%         14.35%          8.23%


Ratios to average net assets/supplemental data

  Net assets, end of year (in 000s)                                        $      56      $      71      $      74      $      43

  Ratio of net investment income/(loss) to average
  net assets                                                                    2.68%          2.85%          2.30%          1.60%+

  Net investment income/(loss) before deferral
  of fees by Manager                                                       $    0.41      $    1.59      $    0.42      $    0.08

  Portfolio turnover rate                                                         36%            84%           169%           226%

  Expense ratio before deferral of fees by
  Manager, including interest and tax expenses                                  0.71%          0.56%          1.74%          1.80%+

  Expense ratio including interest and tax expenses                             0.50%          0.51%          1.68%          1.67%+

  Expense ratio excluding interest and tax expenses                             0.50%          0.50%          1.56%          1.55%+
------------------------------------------------------------------------------------------------------------------------------------

(f) The U.S. Asset Allocation Fund's Class P shares commenced operations on January 3, 1996.
++ The Fund converted to a fund of funds structure effective July 1, 1998. Expense ratios prior to that date do not reflect expenses borne indirectly.
**   Total return represents aggregate total for the periods indicated.
+    Annualized.
## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

------------------------------------------------------------------------------------------------------------------------------------
                                                                      U.S. Fixed-Income and Money Market Funds

                                                                                       Short Duration Government
                                                                                                 Bond Fund
SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED JUNE 30:               1999             1998          1997##        1996(i)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value--beginning of year                                        $   10.15       $    9.99       $   9.92       $   9.98

  Net investment income/(loss)                                                 0.41            0.61           0.59           0.16

  Net realized and unrealized gain/(loss)
  on investments                                                              (0.06)           0.12           0.06          (0.05)

  Net increase/(decrease) in net assets
  resulting from investment operations                                         0.35            0.73           0.65           0.11

  Distributions:
    Dividends from net investment income                                      (0.41)          (0.57)         (0.58)         (0.17)
    Distributions in excess of net investment income                          (0.01)            --           (0.00)#          --
    Distributions from net realized capital gains                               --              --             --             --
    Distributions in excess of net realized capital
    gains                                                                     (0.05)            --             --             --
    Distributions from capital                                                  --              --             --             --

  Total distributions                                                         (0.47)          (0.57)         (0.58)         (0.17)

  Net asset value--end of year                                            $   10.03       $   10.15       $   9.99       $   9.92
====================================================================================================================================
  Total return**                                                               4.47%           7.34%          6.69%          1.12%


Ratios to average net assets/supplemental data

  Net assets, end of year (in 000s)                                       $   3,887       $    3          $   0          $   1

  Ratio of net investment income/(loss) to average
  net assets                                                                   4.96%           5.58%          5.62%          5.63%+

  Net investment income/(loss) before deferral of fees by Manager         $    0.37       $    0.55       $   0.54       $   0.14

  Portfolio turnover rate                                                       199%            502%           451%           350%

  Expense ratio before deferral of fees by
  Manager, including interest and tax expenses                                 2.10%           1.98%          2.30%          2.56%+

  Expense ratio including interest and tax expenses                            1.60%           1.40%          1.80%          1.80%+

  Expense ratio excluding interest and tax expenses                            0.87%           0.53%          0.85%          0.85%+
------------------------------------------------------------------------------------------------------------------------------------

(f) The Short Duration Government Bond Fund's Class P shares commenced operations on March 11, 1996.
#    Amount represents less than $0.01 per share.
**   Total return represents aggregate total for the periods indicated.
+    Annualized.
## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

------------------------------------------------------------------------------------------------------------------------------------
                                                                   U.S. Fixed-Income and Money Market Funds

                                                                                   Government Money Market Fund
SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED JUNE 30:            1999            1998           1997           1995(j)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value--beginning of year                                    $    1.00       $    1.00       $    1.00       $    1.00

  Net investment income/(loss)                                             0.045           0.049           0.048           0.014

  Net realized and unrealized gain/(loss)
  on investments                                                           0.000ss.        0.000ss.        0.000ss.        0.000ss.

  Net increase/(decrease) in net assets resulting
  from investment operations                                               0.045           0.049           0.048           0.014

  Distributions:
    Dividends from net investment income                                  (0.045)         (0.049)         (0.048)         (0.014)
    Distributions in excess of net investment income                        --              --              --              --
    Distributions from net realized capital gains                           --              --              --              --

  Total distributions                                                 $   (0.045)         (0.049)         (0.048)         (0.014)

  Net asset value--end of year                                        $    1.00       $    1.00       $    1.00       $    1.00
====================================================================================================================================
  Total return**                                                           4.54%           5.00%           4.88%           1.38%


Ratios to average net assets/supplemental data

  Net assets, end of year (in 000s)                                   $    1                --              --        $    1

  Ratio of net investment income/(loss) to average net assets              4.52%           4.90%           4.68%           4.91%+

  Net investment income/(loss) before deferral of fees by Manager     $    0.045      $    0.049      $    0.048      $    0.013

  Portfolio turnover rate                                                                                   --              --

  Expense ratio before deferral of fees by
  Manager, including interest and tax expenses                             0.75%           0.73%           0.87%           0.99%+

  Expense ratio including interest and tax expenses                        0.75%           0.78%            --              --

  Expense ratio excluding interest and tax expenses                        0.75%           0.78%           0.85%           0.85%+
------------------------------------------------------------------------------------------------------------------------------------

(f) The Government Money Bond Fund's Class P shares commenced operations on March 11, 1996.
**   Total return represents aggregate total for the periods indicated.
+    Annualized.
ss.  Amount represents less than $0.001 per share.

------------------------------------------------------------------------------------------------------------------------------------
                                                            U.S. Fixed-Income and Money Market Funds

SELECTED PER-SHARE DATA FOR THE YEAR                                    California Tax-Free Intermediate Bond Fund
OR PERIOD ENDED JUNE 30:                                     1999(R)        1998(R)        1997(R)        1996(R)       1995(R)(k)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value--beginning of year                          $   12.86      $   12.53      $   12.23      $   12.04      $   11.79

  Net investment income                                          0.49           0.51           0.53           0.54           0.44

  Net realized and unrealized gain/(loss)
  on investments                                                (0.16)          0.33           0.30           0.19           0.25

  Net increase/(decrease) in net
  assets resulting from investment
  operations                                                     0.33           0.84           0.83           0.73           0.69

  Distributions:
    Dividends from net investment income                        (0.46)         (0.51)         (0.53)         (0.54)         (0.44)
    Distributions in excess of net investment income            (0.03)           --             --             --           (0.00)#
    Distributions from net realized capital gains               (0.03)           --             --             --             --

     Dividends in excess of net realized capital gains          (0.00)#

  Total distributions                                           (0.52)         (0.51)         (0.53)         (0.54)         (0.44)

  Net asset value--end of year                              $   12.67      $   12.86      $   12.53      $   12.23      $   12.04
====================================================================================================================================
  Total return**                                                 2.71%          6.85%          6.91%          6.11%          6.03%


Ratios to average net assets/supplemental data

  Net assets, end of year (in 000s)                         $  41,017      $  35,667      $  21,681      $  13,948      $   5,153

  Ratio of net investment income to average net assets           3.93%          4.03%          4.27%          4.34%          3.71%

  Net investment income/(loss) before deferral
  of fees by Manager                                        $    0.48      $    0.44      $    0.47      $    0.43      $    0.34

  Portfolio turnover rate                                         184%            42%            26%            58%            38%

  Expense ratio before deferral of
  fees by Manager, including interest
  and tax expenses                                               1.19%          1.19%          1.18%          1.43%          1.41%

  Expense ratio including interest and tax expenses              0.69%          0.69%          0.68%          0.61%          0.56%

  Expense ratio excluding interest and tax expenses              0.69%          0.68%           --             --             --
------------------------------------------------------------------------------------------------------------------------------------

(k) The California Tax-Free Intermediate Bond Fund's Class R shares commenced operations on July 1, 1993.
**   Total return represents aggregate total for the periods indicated.
+    Annualized.
#    Amount represents less than $0.01 per share.

[table]

Investment Options

The Funds' shares are offered only through financial intermediaries and financial professionals. To open a new account, complete and mail the New Account application included with this prospectus.
------------------------------------------------------------------------------------------------------------------------------------
Trade requests  received after 1:00 P.M.  pacific time (4:00 P.M.               Once an account is established, you can:
eastern  time) will be executed at the following  business  day's
closing  price.  Once a trade is placed it may not be  altered or               [ ]  Buy, sell or exchange shares by phone.
canceled.                                                                            Contact The  Montgomery  Funds at  800.572.FUND
                                                                                     [3863].  Press  (1) for a  shareholder  service
Checks should be made payable to: The Montgomery Funds.                              representative.  Press  (2) for  the  automated
                                                                                     Montgomery Star System.
The  minimum  initial  investment  for each fund is  $1,000.  The
minimum   subsequent   investment   is   $100.   The   Montgomery               [ ]  Buy or sell shares by mail
International Small Cap Fund is closed to new investors.                             Mail buy/sell order(s) with your check:
                                                                                     By regular mail:
                                                                                     The Montgomery Funds
                                                                                     c/o DST Systems, Inc.
                                                                                     P.O. Box 219073
                                                                                     Kansas City, MO 64121-9073

                                                                                     By express or overnight service:
                                                                                     The Montgomery Funds
                                                                                     c/o DST Systems, Inc.
                                                                                     210 West 10th Street, 8th Floor
                                                                                     Kansas City, MO 64105-1614

                                                                                [ ]  Buy or sell shares by wiring funds
                                                                                     To: Investors Fiduciary Trust Company
                                                                                     ABA #101003621
                                                                                     For: DST Systems, Inc.
                                                                                     Account #7526601
                                                                                     Attention: The Montgomery Funds
                                                                                     For Credit to: [shareholder(s) name]
                                                                                     Shareholder account number:
                                                                                     [shareholder(s) account number]
                                                                                     Name of Fund: [Montgomery Fund name]

                                                             ACCOUNT INFORMATION
What You Need to Know About Your Montgomery Account

The Funds' shares are offered for sale only by Funds Distributor, Inc. (Distributor) and through selected securities brokers and dealers. You pay no sales charges to invest in The Montgomery Funds. The minimum initial investment for each Fund is $1,000. The minimum subsequent investment is $100. Under certain conditions we or the Distributor may waive these minimums. If you buy shares through a broker or investment advisor instead of directly from the Distributor, different requirements may apply. All investments must be made in U.S. dollars.

     We must receive payment from you within three business days of your purchase. In addition, the Funds and the Distributor each reserve the right to reject all or part of any purchase.

Becoming a Montgomery Shareholder

To open a new account:

[ ] By Mail Send your completed application, with a check payable to The Montgomery Funds, to the appropriate address (see right column). Your check must be in U.S. dollars and drawn only on a bank located in the United States. We do not accept third-party checks, "starter" checks, credit-card checks, instant-loan checks or cash investments. We may impose a charge on checks that do not clear.

[ ] By Wire Call us at (800) 572-FUND [3863] to let us know that you intend to make your initial investment by wire. Tell us your name, the amount you want to invest and the Fund(s) in which you want to invest. We will give you further instructions and a fax number to which you should send your completed New Account application. To ensure that we handle your investment accurately, include complete account information in all wire instructions. Then request your bank to wire money from your account to the attention of:

Investors Fiduciary Trust Company
ABA #101003621
For: DST Systems, Inc.

and include the following:

Account #7526601
Attention: The Montgomery Funds
For credit to: [shareholder(s) name]
Shareholder Account Number:
[shareholder(s) account number]
Name of Fund: [Montgomery Fund]

Please note that your bank may charge a wire transfer fee.

[ ] By Phone To make an initial investment by phone, you must have been a current Montgomery shareholder for at least 30 days. Shares for Individual Retirement Accounts (IRAs) may not be purchased by phone. Your purchase of a new Fund must meet its investment minimum and is limited to the total value of your existing accounts or $10,000, whichever is greater. To complete the transaction, we must receive payment within three business days. We reserve the right to collect any losses from any of your accounts if we do not receive payment within that time.

                                                                       [sidebar]
                                                                 Getting Started

                                     To invest, complete the New Account
                                     application at the back of this prospectus.
                                     Send it with a check payable to The
                                     Montgomery Funds.

                                     Regular Mail
                                     The Montgomery Funds
                                     c/o DST Systems, Inc.
                                     P.O. Box 219073
                                     Kansas City, MO 64121-9073

                                     Express Mail or Overnight Courier
                                     The Montgomery Funds
                                     c/o DST Systems, Inc.
                                     210 West 10th Street
                                     8th Floor
                                     Kansas City, MO 64105-1614

                                     Foreign Investors:
                                     Foreign citizens and resident aliens of the United States living abroad may not invest in The Montgomery Funds


How Fund Shares Are Priced

How and when we calculate the Funds' price or net asset value (NAV) determines the price at which you will buy or sell shares. We calculate a Fund's NAV by dividing the total net value of its assets by the number of outstanding shares. We base the value of the Funds' investments on their market value, usually the last price reported for each security before the close of market that day. A market price may not be available for securities that trade infrequently.
Occasionally, an event that affects a security's value may occur after the market closes. This is more likely to happen for foreign securities traded in foreign markets that have different time zones from the United States. Major developments affecting the price of those securities may happen after the foreign markets in which such securities trade have closed, but before the Fund calculates its NAV. In this case, Montgomery, subject to the supervision of the Fund's Board of Trustees or Pricing Committee, will make a good-faith estimate of the security's "fair value," which may be higher or lower than security's closing price in its relevant market.


     We calculate the NAV of each  Montgomery  Fund (other than the Money market
Fund) after the close of trading on the New York Stock Exchange (NYSE) every day the NYSE is open. We do not calculate NAVs on the days on which the NYSE is closed for trading. Certain exceptions apply as described below. If we receive your order by the close of trading on the NYSE, you can purchase shares at the price calculated for that day. The NYSE usually closes at 4:00 P.M. on weekdays, except for holidays. If your order is received after the NYSE has closed, your shares will be priced at the next NAV we determine after receipt of your order. More details about how we calculate the Funds' NAV are in the Statement of Additional Information.


[ ] Money Market Fund. The price of the Government Money Market Fund is determined at 12 noon eastern time on most business days. If we receive your order by that time, your shares will be priced at the NAV calculated at 12 noon that day. If we receive your order after 12 noon eastern time, you will pay the next price we determine after receiving your order. Also, only those orders received by 12 noon will be eligible to accrue any dividend paid for the day of investment.

[ ] Foreign Funds. Several of our Funds invest in securities denominated in foreign currencies and traded on foreign exchanges. To determine their value, we convert their foreign-currency price into U.S. dollars by using the exchange rate last quoted by a major bank. Exchange rates fluctuate frequently and may affect the U.S. dollar value of foreign-denominated securities, even if their market price does not change. In addition, some foreign exchanges are open for trading when the U.S. market is closed. As a result, a Fund's foreign securities--and its price--may fluctuate during periods when you can't buy, sell or exchange shares in the Fund.

[ ] Bank Holidays. On bank holidays we will not calculate the price of the U.S. Fixed-Income and Money Market Funds, even if the NYSE is open that day. Shares in these Funds will be sold at the next NAV we determine after receipt of your order.


[sidebar]
TRADING TIMES
Whether buying, exchanging or selling shares, transaction requests received after 1:00 P.M. pacific time (4:00 P.M.
eastern time) will be executed at the next business day's closing price.

Buying Additional Shares

[ ] By Mail Complete the form at the bottom of any Montgomery statement and mail it with your check payable to The Montgomery Funds. Or mail the check with a signed letter noting the name of the Fund in which you want to invest, your account number and telephone number. We will mail you a confirmation of your investment. Note that we may impose a charge on checks that do not clear.

[ ] By Phone Current shareholders are automatically eligible to buy shares by phone. To buy shares in a Fund you currently own or to invest in a new Fund, call (800) 572-FUND [3863]. Shares for IRAs may not be purchased by phone. Telephone purchases can be made for up to five times your account value as of the previous day.

     We must receive payment for your purchase within three business days of your request. To ensure that we do, you can:

> Transfer money directly from your bank account by mailing a written request and a voided check or deposit slip (for a savings account).

>    Send us a check by overnight or second-day courier service.

> Instruct your bank to wire money to our affiliated bank using the information in "Becoming a Montgomery Shareholder" on page ___.

[ ] By Wire There is no need to contact us when buying additional shares by wire. Instruct your bank to wire funds to our affiliated bank using the information under "Becoming a Montgomery Shareholder" on page ___.

Exchanging Shares

You may exchange Class P shares in one Fund for Class P shares in another, in accounts with the same registration, Taxpayer Identification number and address. There is a $100 minimum to exchange into a Fund you currently own and a $1,000 minimum for investing in a new Fund. Note that an exchange is treated as a sale and may result in a realized gain or loss for tax purposes. You may exchange shares by phone at (800) 572-FUND [3863].

Other Exchange Policies

[ ] We will process your exchange order at the next-calculated NAV.

[ ] You may exchange shares only in Funds that are qualified for sale in your state and that are offered in this prospectus. You may not exchange shares in one Fund for shares of another that is currently closed to new shareholders unless you are already a shareholder in the closed fund.

[ ] Because excessive exchanges can harm a fund's performance, we reserve the right to terminate your exchange privileges if you make more than four exchanges out of any one fund during a 12-month period. We may also refuse an exchange into a fund from which you have sold shares within the previous 90 days
(accounts under common control and accounts having the same Taxpayer Identification number will be counted together). Exchanges out of the Fixed-Income and Money Market Funds are exempt from this restriction.

[ ] We may restrict or refuse your exchanges if we receive, or anticipate receiving, simultaneous orders affecting a large portion of a Fund's assets or if we detect a pattern of exchanges that suggests a market-timing strategy.

[ ] We reserve the right to refuse exchanges into a Fund by any person or group if, in our judgment, the Fund would be unable to effectively invest the money in accordance with its investment objective and policies, or might be adversely affected in other ways.

[ ] Any redemption fees will apply to exchanges or redemptions out of a Fund.

Selling Shares

You may sell some or all of your fund shares on days that the NYSE is open for trading (except bank holidays for the Fixed-Income and Money Market Funds). Note that a redemption is treated as a sale and may result in a realized gain or loss for tax purposes.


     Your shares will be sold at the next NAV we calculate for the Fund after receiving your order. We will promptly pay the proceeds to you, normally within three business days of receiving your order and all necessary documents (including a written redemption order with the appropriate signature guarantee). We will mail or wire you the proceeds, depending on your instructions. Shares purchased by check will be priced upon receipt of your order but proceeds may not be paid until your checks clears, which may take up to 15 days after the purchase date. Within this 15-day period, you may choose to exchange into the Government Money Market Fund.


     Aside from any applicable redemption fees, we generally will not charge you any fees when you sell your shares, although there are some minor exceptions:

> For sharers sold by wire, a $10 wire transfer fee will be deducted directly from their proceeds.

> For redemption checks requested by Federal Express, a $10 fee will be deducted directly from the redemption proceeds.

     In  accordance  with the rules of the  Securities  and Exchange  Commission
(SEC)  we  reserve  the  right  to  suspend   redemptions  under   extraordinary
circumstances.

     Shares can be sold in several ways:

[ ] By Mail Send us a letter including your name, Montgomery account number, the name of the Fund from which you would like to sell shares and the dollar amount or number of shares you want to sell. You must sign the letter in the same way your account is registered. If you have a joint account, all accountholders must sign the letter.

     If you want the proceeds to go to a party other than the account owner(s) or your predesignated bank account, or if the dollar amount of your redemption exceeds $50,000, you must obtain a signature guarantee (not a notarization), available from many commercial banks, savings associations, stock brokers and other National Association of Securities Dealers (NASD) member firms.

     If you want to wire your redemption proceeds but do not have a predesignated bank account, include a preprinted, voided check or deposit slip. If you do not have a preprinted check, please send a signature-guaranteed letter along with your bank instructions. The minimum wire amount is $500. Wire charges, if any, will be deducted from the redemption proceeds. We may permit lesser wire amounts or fees at our discretion. Call (800) 572-FUND [3863] for more details.

                                      [sidebar]
                                      Shareholder service is available Monday
                                      through Friday from 6:00 A.M. to 5:00 P.M.
                                      pacific time.


                                      Shareholders can get information around-the-clock through the Montgomery Star System or www.montgomeryasset.com.



[ ] By Check If you have checkwriting privileges in your account, you may write a check to redeem some of your shares, but not to close your account in the Fixed-Income or Money Market Funds. A balance must be available for the Fund upon which the check is drafted. Shares purchased by check will be priced upon receipt of your order but proceeds may not be paid until your check clears, which may take up to 15 days after the purchase date. Checkwriting is not available for funds in an IRA. Checks may not be written for amounts below $250. Checks require only one signature unless otherwise indicated. We will return your checks at the end of the month. Note that we may impose a charge for a stop-payment request.


[ ] By Phone You may accept or decline telephone redemption privileges on your New Account application. If you accept, you will be able to sell up to $50,000 in shares through one of our shareholder service representatives or through our automated Star System at (800) 572-FUND [3863]. You may not buy or sell shares in an IRA by phone. If you included bank wire information on your New Account application or made arrangements later for wire redemptions, proceeds can be wired to your bank account. Please allow at least two business days for the proceeds to be credited to your bank account. If you want proceeds to arrive at your bank on the same business day (subject to bank cutoff times), there is a $10 fee. For more information about our telephone transaction policies, see "Other Policies" below.


Other Policies

Minimum Account Balances

Due to the cost of maintaining small accounts, we require a minimum account balance of $1,000. If your account balance falls below that amount for any reason, we will ask you to add to your account. If your account balance is not brought up to the minimum or you do not send us other instructions, we will redeem your shares and send you the proceeds. We believe that this policy is in the best interests of all our shareholders.

Expense Limitations

Montgomery Asset Management may reduce its management fees and absorb expenses in order to maintain total operating expenses (excluding interest, taxes and dividend expenses) for each Fund below its previously set operating expense limit. The Investment Management Agreement allows Montgomery three years to recoup amounts previously reduced or absorbed, provided the Fund remains within the applicable expense limitation. Montgomery generally seeks to recoup the oldest amounts before seeking payment of fees and expenses for the current year.

Share Marketing Plan ("Rule 12b-1 Plan")

The Funds have adopted a Rule 12b-1 Plan for the Class P shares. Under the Rule 12b-1 Plan, the Funds will pay distribution fees to the Distributor at an annual rate of twenty-five one-hundredths of one percent (0.25%) of each Fund's aggregate average daily net assets attributable to its Class P shares to reimburse the Distributor for its distribution costs with respect to such class. Because the Rule 12b-1 fees are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Uncashed Redemption Checks

If you receive your Fund redemption proceeds or distributions by check (instead of by wire) and it does not arrive within a reasonable period of time, call us at (800) 572-FUND [3863]. Please note that we are responsible only for mailing redemption or distribution checks and not for tracking uncashed checks or determining why checks are uncashed. If your check is returned to us by the U.S. Postal Service or other delivery service, we will hold it on your behalf for a reasonable period of time. We will not invest the proceeds in any interest-bearing account. No interest will accrue on uncashed distribution or redemption proceeds.


Transaction Confirmation

If you notice any errors on your trade confirmation, you must notify the Funds of such errors within 30 days following mailing of such confirmation. The Funds will not be responsible for any loss, damage, cost or expense arising out of any transaction that appears on your confirmation after this 30 day period.

[sidebar]
BUYING AND SELLING SHARES THROUGH SECURITIES
BROKERS AND BENEFIT PLAN ADMINISTRATORS

You may purchase and sell shares through securities brokers and benefit plan administrators or their subagents. You should contact them directly for information regarding how to invest or redeem through them. They may also charge you service or transaction fees. If you purchase or redeem shares through them, you will receive the NAV calculated after receipt of the order by them (generally, 4:00 p.m. eastern time) on any day the NYSE is open. If your order is received by them after that time, it will be purchased or redeemed at the next-calculated NAV. Brokers and benefit plan administrators who perform shareholder servicing for the Fund may receive fees from the Funds or Montgomery for providing those services.


Telephone Transactions

By buying or selling shares over the phone, you agree to reimburse the Funds for any expenses or losses incurred in connection with transfers of money from your account. This includes any losses or expenses caused by your bank's failure to honor your debit or act in accordance with your instructions. If your bank makes erroneous payments or fails to make payment after you buy shares, we may cancel the purchase and immediately terminate your telephone transaction privileges.

     The shares you purchase by phone will be priced at the first net asset value we determine after receiving your purchase. You will not actually own the shares, however, until we receive your payment in full. If we do not receive your payment within three business days of your request, we will cancel your purchase. You may be responsible for any losses incurred by the Fund as a result.

     Please note that we cannot be held liable for following telephone instructions that we reasonably believe to be genuine. We use the following safeguards to ensure that the instructions we receive are accurate and authentic:

>    Recording certain calls

> Requiring an authorization number or other personal information not likely to be known by others

>    Sending a transaction confirmation to the investor

     The Funds and our Transfer Agent may be held liable for any losses due to unauthorized or fraudulent telephone transactions only if we have not followed these reasonable procedures.

     We reserve the right to revoke the telephone transaction privileges of any shareholder at any time if he or she has used abusive language or misused the phone privileges by making purchases and redemptions that appear to be part of a systematic market-timing strategy.

     If you notify us that your address has changed, we will temporarily suspend your telephone redemption privileges until 30 days after your notification to protect you and your account. We require all redemption requests made during this period to be in writing with a signature guarantee.

     Shareholders may experience delays in exercising telephone redemption privileges during periods of volatile economic or market conditions. In these cases you may want to transmit your redemption request:

>    Using the automated Star System

>    By overnight courier

>    By telegram

You may discontinue telephone privileges at any time.

Tax Withholding Information

Be sure to complete the Taxpayer Identification Number (TIN) section of the New Account application. If you don't have a Social Security Number or TIN, apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). If you do not provide us with a TIN or a Social Security Number, federal tax law may require us to withhold 31% of your taxable dividends, capital-gain distributions, and redemption and exchange proceeds (unless you qualify as an exempt payee under certain rules).

     Other rules about TINs apply for certain investors. For example, if you are establishing an account for a minor under the Uniform Gifts to Minors Act, you should furnish the minor's TIN. If the IRS has notified you that you are subject to backup withholding because you failed to report all interest and dividend income on your tax return, you must check the appropriate item on the New Account application. Foreign shareholders should note that any dividends the Funds pay to them may be subject to up to 30% withholding instead of backup withholding.

                                       [sidebar]
                                       INVESTMENT MINIMUMS

                                       For regular accounts and IRAs, the
                                       minimum initial investment is $1,000. The minimum subsequent investment is $100.


After You Invest

Taxes

IRS rules require that the Funds distribute all of their net investment income and capital gains, if any, to shareholders. Capital gains may be taxable at different rates depending on the length of time a Fund holds its assets. We will inform you about the source of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of their tax status. The Funds' distributions, whether received in cash or reinvested, may be taxable. Any redemption of a Fund's shares or any exchange of a Fund's shares for another Fund will be treated as a sale, and any gain on the transaction may be taxable.

     Additional information about tax issues relating to the Funds can be found in our Statement of Additional Information, available free by calling (800) 572-FUND [3863]. Consult your tax advisor about the potential tax consequences of investing in the Funds.

A Note on the Montgomery Tax-Free Fund

The Montgomery California Tax-Free Intermediate Bond Fund intends to continue paying what the IRS calls "exempt-interest dividends" to shareholders by maintaining, as of the close of each quarter of its taxable year, at least 50% of the value of its assets in municipal bonds. If the Fund satisfies this requirement, any distributions paid to shareholders from its net investment income will be exempt from federal income to the extent that they derive its net investment income from interest on municipal bonds. Any distributions paid from other sources of net investment income, such as market discounts on certain municipal bonds, will be treated as ordinary income by the IRS. Capital gains, however, are taxable. You also should consult your adviser about state and local taxes.

Dividends and Distributions

As a shareholder in The Montgomery Funds, you may receive income dividends and capital-gain distributions for which you will owe taxes (unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan). Income dividends and capital-gain distributions are paid to all shareholders who maintain accounts with each Fund as of its "record date."

     If you would like to receive dividends and distributions in cash, indicate that choice on your New

Account  application.   Otherwise,   the  distribution  will  be  reinvested  in
additional Fund shares.

Keeping You Informed

After you invest you will receive our Shareholder Services Guide, which includes more information about buying, exchanging and selling shares in The Montgomery Funds. It also describes in more detail useful tools for investors such as the Montgomery Star System.

     During the year, we will also send you the following communications:

>    Confirmation statements
>    Account statements, mailed after the close of each calendar quarter
> Annual and semiannual reports, mailed approximately 60 days after June 30 and December 31
>    1099 tax form, sent by January 31
>    Annual updated prospectus, mailed to existing shareholders in the fall

     To save you money, we will send only one copy of each shareholder report or other mailing to your household if you hold accounts under common ownership or at the same address (regardless of the number of shareholders or accounts at that household or address), unless you request additional copies.


[sidebar]

OUR PARTNERS

As a Montgomery shareholder, you may see the names of our partners on a regular basis. We all work together to ensure that your investments are handled accurately and efficiently.

Funds Distributor, Inc., located in New York City and
Boston, distributes the Montgomery Funds.

Investors Fiduciary Trust Company, located in Kansas
City, Missouri, is the Funds' master transfer agent. It performs certain recordkeeping and accounting functions for the Funds.

DST Systems, Inc. also located in Kansas City, Missouri, assists Investors Fiduciary Trust with certain recordkeeping and accounting functions for the Funds.

[table]
                                         INCOME DIVIDENDS                       CAPITAL GAINS
Equity Funds and U.S.         Declared and paid in the last quarter      Declared and paid in the last
Asset Allocation Fund         of each calendar year*                     quarter of each calendar year*
(except the Equity Income
Fund)

Equity Income Fund            Declared and paid on or about the          Declared and paid in the last
                              last business day of each quarter          quarter of each calendar year*

Multi-Strategy Funds          Declared and paid in the last quarter      Declared and paid in the last
(except the U.S. Asset        of each calendar year*                     quarter of each calendar year*
Allocation Fund)

U.S. Fixed-Income and         Declared daily and paid monthly on         Declared and paid in the last
Money Market Funds            or about the last business day of          quarter of each calendar year*
                              each month

*Following their fiscal year end (June 30), the Funds may make additional distributions to avoid the imposition of a tax.

                                  [sidebar]

                                  HOW TO AVOID "BUYING A DIVIDEND"

                                  If you plan to purchase shares in a Fund, check if it is planning to make a distribution in the near future. Here's why: If you buy shares of a Fund just before a distribution, you'll pay full price for the shares but receive a portion of your purchase price back as a taxable distribution. This is called "buying a dividend." Unless you hold the Fund in a tax-deferred account, you will have to include the distribution in your gross income for tax purposes, even though you may not have participated in the increase of the Fund's appreciation.

[Outside back cover: The Montgomery Funds; Address; Contact Info; Logo]

You can find more information about The Montgomery Funds' investment policies in the Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.

To request a free copy of the SAI, call us at (800) 572-FUND [3863]. You can review and copy further information about The Montgomery Funds, including the SAI, at the Securities and Exchange Commission's (SEC's) Public Reference Room in Washington, D.C. Call (800) SEC-0330 to obtain information about the operation of the Public Reference Room. Reports and other information about The Montgomery Funds are available at the SEC's Web site at www.sec.gov. You can also obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C., 20549-6009.

You can find further information about The Montgomery Funds in our annual and semiannual shareholder reports, which discuss the market conditions and investment strategies that significantly affected each Fund's performance during the previous fiscal period. To request a copy of the most recent annual or semiannual report, call us at (800) 572- FUND [3863], option 3.

Corporate Headquarters:
The Montgomery Funds
101 California Street
San Francisco, CA 94111-9361


---------------------------
(800) 572-FUND  [3863]
www.montgomeryasset.com
---------------------------


                                    SEC File Nos.: The Montgomery Funds 811-6011

                                                The Montgomery Funds II 811-8064


                                                   Funds Distributor, Inc. 10/99

 -------------------------------------------------------------------------------

                                     PART A

                            PROSPECTUS FOR SHARES OF

           MONTGOMERY INSTITUTIONAL SERIES: EMERGING MARKETS PORTFOLIO
 -------------------------------------------------------------------------------

Prospectus
October 31, 1999


The Montgomery Funds IISM

MONTGOMERY INSTITUTIONAL SERIES:
     Emerging Markets Portfolio




The Montgomery Funds II has registered the mutual fund offered in this prospectus with the U.S. Securities and Exchange Commission (SEC). That registration does not imply, however, that the SEC endorses the Fund.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 [Sidebar]

-------------------------
   How to Contact Us
-------------------------

Montgomery Institutional
Advisory Services
(800) 627-7933

Montgomery Web Site
www.montgomeryasset.com

Address General
Correspondence to:
The Montgomery Funds II
101 California Street
San Francisco, CA 94111-9361

                               [Table of Contents]

MONTGOMERY INSTITUTIONAL SERIES:
     Emerging Markets Portfolio


TABLE OF CONTENTS

Objective.....................................................................5
Strategy......................................................................5
Risks.........................................................................5
Portfolio Management..........................................................8
     Management Fees..........................................................8
Additional Investment Strategies and Related Risks............................8
     The Euro: Single European Currency.......................................8
     Defensive Investments....................................................9
     Portfolio Turnover.......................................................9
     The Year 2000............................................................9
     Additional Benchmark Information........................................10
Financial Highlights.........................................................11
What You Need to Know About Your Montgomery Account..........................12
     How Fund Shares Are Priced..............................................13
     Foreign Investors.......................................................13
Investing in the Fund Through Financial Intermediaries.......................13
     Buying and Selling Shares Through Securities Brokers and
     Benefit Plan Administrators.............................................14
Investing in the Fund Directly with Montgomery...............................14
       Opening a New Account.................................................14
       Buying Additional Shares..............................................15
       Exchanging Shares.....................................................15
       Selling Shares........................................................16
Other Policies...............................................................17
     Minimum Account Balances................................................17
     Uncashed Redemption Checks..............................................17
     In-kind Redemptions.....................................................17
     Telephone Transactions..................................................17
     Tax Withholding Information.............................................18
     After You Invest........................................................18
Our Partners.................................................................19
How to Avoid "Buying a Dividend".............................................20

This prospectus contains important information about the investment objective, strategy and risks of the Montgomery Institutional Series: Emerging Markets Portfolio (the "Fund") that you should know before you invest in the Fund. Please read it carefully and keep it on hand for future reference.

Please be aware that the Fund:
   * Is not a bank deposit

   * Is not guaranteed, endorsed or insured by any financial institution or government entity such as the Federal Deposit Insurance Corporation (FDIC)

You should also know that you could lose money by investing in the Fund.

Emerging Markets Portfolio

Objective
[] Seeks long-term capital appreciation by investing in companies based or operating primarily in developing economies throughout the world

Principal Strategy [clipart]
The Fund invests at least 85% of its total assets in the stocks of companies based in the world's developing economies. The Fund typically maintains investments in at least six of these countries at all times, with no more than 25% of its assets in any single one. These may include:

LatinAmerica:  Argentina,  Brazil, Chile, Colombia, Costa Rica, Jamaica, Mexico,
     Peru, Trinidad and Tobago, Uruguay and Venezuela

Asia: Bangladesh,  China/Hong Kong, India,  Indonesia,  Malaysia,  Pakistan, the
     Philippines,  Singapore,  South  Korea,  Sri Lanka,  Taiwan,  Thailand  and
     Vietnam

Europe: Czech Republic, Greece, Hungary, Kazakhstan,  Poland, Portugal, Romania,
     Russia, Slovakia, Slovenia, Turkey and Ukraine

The  Middle East: Israel and Jordan

Africa:  Egypt,  Ghana, Ivory Coast,   Kenya,  Morocco,  Nigeria,  South Africa,
     Tunisia and Zimbabwe


The Fund's strategy combines computer-based screening techniques with in-depth financial review and on-site analysis of companies, countries and regions to identify potential investments. The Fund's portfolio managers and analysts frequently travel to the emerging markets to gain firsthand insight into the economic, political and social trends that affect investments in those countries. The Fund allocates its assets among emerging countries with stable or improving macroeconomic environments and invests in companies within those countries that the portfolio managers believe have high capital appreciation potential without excessive risks (using both bottom-up and top-down analysis). The portfolio managers strive to keep the Fund well diversified across individual stocks, industries and countries to reduce its overall risk.

Principal Risks [clipart]
By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a decline in a holding's share price or an overall decline in the stock market. In addition, the risks of investing in emerging markets are considerable. Emerging stock markets tend to be much more volatile than the U.S. market due to their relative immaturity and occasional political instability. Some emerging markets restrict the flow of money into or out of their stock markets and impose restrictions on foreign investors. These markets tend to be less liquid and offer less regulatory protection for investors. The economies of emerging countries may be based on only a few industries or on revenue from particular commodities and international aid. Most of the securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar, making the value of an investment in the Fund very sensitive in exchange rates.

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

[bar chart]
       1994          1995         1996          1997         1998
------------------------------------------------------------------------
      x.xx%         x.xx%        13.00%        -2.00%      -35.00%

During the five-year period described above in the bar chart, the Fund's best quarter was Q_ 199_ (x.xx%) and the worst quarter was Q_ 199_ (x.xx%).

Emerging Markets Portfolio                     -35.00%               -9.50%               -9.50%
IFC Global Index+                              -21.09%               -8.70%
MSCI Emerging Markets Free Index++             -25.34%               -9.27%
---------------------------------------------------------------------------------------------------------
                                                1 Year              5 Years              Inception
                                                                                       (12/17/93)

++ The Fund was formerly  compared to the IFC Global Index,  which  comprises  more than 1,200  individual stocks from 33 developing countries.  This change was effected since the MSCI Emerging Markets Free Index, which is an unmanaged,  capitalization-weighted composite index covering the equity markets of 25 emerging markets  countries,  better represents the types of foreign  securities in which the Fund may invest.  See page 10 for a description of these indices

1999 Return Through 9/30/99:  23.41%%    Average Annual Returns Through 12/31/98

Fees & Expenses [clipart]
The following  table shows the fees and expenses you may pay if you buy and hold shares of the Fund.  Montgomery  does not impose any front-end or deferred sales loads on this Fund.
Shareholder Fees (fees paid directly from your investment)
    Investment Expense Reimbursement Fee                                                         0.75%+
    Annual Fund Operating Expenses (expenses that are deducted from Fund assets)++
    Management Fee#                                                                              1.05%
    Distribution/Service (12b-1) Fee                                                             0.00%
    Other Expenses                                                                               1.37%
    --------------------------------------------------------------------------------------------------
    Total Annual Fund Operating Expenses                                                         2.42%
       Fee Reduction and/or Expense Reimbursement                                                0.97%
    --------------------------------------------------------------------------------------------------
    Net Expenses                                                                                 1.45%

+ The investment expense reimbursement fee is paid to the Fund to offset certain costs, such as brokers' commissions, incurred by the Fund in investing cash received from shareholders. This fee is paid directly to the Fund. The investment expense reimbursement fee will not be charged on investments made in the form of securities acceptable to the Manager. Shares purchased by the Manager on behalf of advisory clients for which it has investment discretion will not be subject to this fee. $10 will be deducted from redemption proceeds sent by wire or overnight courier.
++ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expense) to 1.25%.
    This contract has a rolling 10-year term.
# The management fee of 1.25% will be reduced to 1.00% for those assets over $50 million and to 0.90% for those assets over $100 million.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

1 Year         3 Years       5 Years         10 Years
--------------------------------------------------------
  $147          $458          $790            $1,729

                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                               Josephine Jimenez
                                                                    Frank Chiang
                                                     For more details see page 8

                                                        For financial highlights
                                                                     see page 11

PORTFOLIO MANAGEMENT


The investment manager of the Fund is Montgomery Asset Management, LLC, 101 California Street, San Francisco, California 94111. Founded in 1990, Montgomery Asset Management is a subsidiary of Commerzbank AG, one of the largest publicly held commercial banks in Germany. As of September 30, 1999, Montgomery Asset
Management managed approximately $3.9 billion on behalf of some 200,000 investors in The Montgomery Funds. Montgomery may rely on the expertise, research and resources of Commerzbank AG and its worldwide affiliates in managing the Fund.

[photo] JOSEPHINE JIMENEZ, CFA, senior portfolio manager of the Montgomery Emerging Markets Portfolio (since 1992). Before joining Montgomery in 1991 as a senior portfolio manager and managing director, Ms. Jimenez worked at Emerging Markets Investors Corp./Emerging Markets Management in Washington, D.C., as a senior analyst and portfolio manager. The research and analysis methods she helped develop, including a proprietary stock valuation model for hyperinflationary economies, are the foundation of her investment strategy.

[photo] FRANK CHIANG, portfolio manager for the Montgomery Emerging Markets Portfolio (since 1996). Before joining Montgomery in 1996 as a portfolio manager, Mr. Chiang was a portfolio manager and managing director at TCW Asia Ltd. in Hong Kong. Prior to that he was associate director and portfolio manager at Wardley Investment Services, Hong Kong.


Management Fees

The management fee rate paid to Montgomery Asset Management over the past fiscal year was 1.05%.

ADDITIONAL INVESTMENT STRATEGIES AND RELATED RISKS

The Euro: Single European Currency

On January 1, 1999, the European Union (EU) introduced a single European currency called the euro. Eleven of the fifteen EU members that have begun to convert their currencies to the euro are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain (leaving out Britain, Sweden, Denmark and Greece). For the first three years, the euro will be a phantom currency (only an accounting entry). Euro notes and coins will begin circulating in 2002.

The introduction of the euro has occurred, but the following uncertainties will continue to exist for some time:

* Whether the payment, valuation and operational systems of banks and financial institutions can operate reliably

* The applicable conversion rate for contracts stated in the national currency of an EU member

* The ability of clearing and settlement systems to process transactions reliably

*    The effects of the euro on European financial and commercial markets

* The effect of new legislation and regulations to address euro-related issues These and other factors could cause market disruptions and affect the value of your shares if the Fund invests in companies conducting business in Europe. Montgomery and its key service providers have taken steps to address euro-related issues, but there can be no assurance that these efforts will be sufficient.

Defensive Investments

At the discretion of its portfolio manager(s), the Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. Such a stance may help the Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, the Fund may not achieve its investment objective. For example, should the market advance during this period, the Fund may not participate as much as it would have if it had been more fully invested.

Portfolio Turnover

The Fund's portfolio managers will sell a security when they believe it is appropriate to do so, regardless of how long the Fund has owned that security. Buying and selling securities generally involves some expense to the Fund, such as commission paid to brokers and other transaction costs. By selling a security, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher the Fund's annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. Increased brokerage costs may adversely affect the Fund's performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. Annual portfolio turnover of 100% or more is considered high. See "Financial Highlights" on page 11 for the Fund's historical portfolio turnover.

The Year 2000

The common past practice in computer programming of using just two digits to identify a year has resulted in the Year 2000 challenge throughout the information technology industry. If unchanged, many computer applications and systems may misinterpret dates occurring after December 31, 1999, leading to errors or failure. This failure could adversely affect the Fund's operations, including pricing, securities trading and the servicing of shareholder accounts.

Montgomery is dedicated to providing uninterrupted, high-quality performance from our computer systems before, during and after 2000. We have completed tests on our internal systems. Montgomery is diligently working with external partners, suppliers, vendors and other service providers to ensure that the systems with which we interact will remain operational at all times.

In addition to taking reasonable steps to secure our internal systems and external relationships, Montgomery is further developing contingency plans intended to ensure that unexpected systems failures will not adversely affect the Fund's operations. Montgomery intends to monitor these processes through the rollover of 1999 into 2000 and to quickly implement alternative solutions if necessary.

Despite Montgomery's efforts and contingency plans, noncompliant computer systems could have a material adverse effect on the Fund's business, operations or financial condition. Additionally, the Fund's performance could be hurt if a computer system failure at a company or governmental unit affects the prices of securities the Fund owns. Issuers in countries outside of the United States, particularly in emerging markets, may not be required to make the same level of disclosure about Year 2000 readiness as required in the United States. Montgomery, of course, cannot audit any company and its major suppliers to verify their Year 2000 readiness. Montgomery understands that many foreign countries and companies are well behind their U.S. counterparts in preparing for 2000.

Additional Benchmark Information

The International Finance Corporation (IFC) Global Composite Index comprises more than 1,200 individual stocks from 33 developing countries in Asia, Latin America, the Middle East, Africa and Europe.

The MSCI World Index measures the performance of selected stocks in 22 developed countries. The index is presented net of dividend withholding taxes.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's performance for the periods shown. The following financial information for the periods ended June 30, 1999, and June 30, 1998, was audited by PricewaterhouseCoopers, LLP.

Their August 18, 1999, and August 14, 1998, reports appear in the 1999 and 1998 Annual Reports of the Fund. The information for the periods ended June 30, 1995, through June 30, 1997, was audited by other independent accountants, whose report is not included here.

The total return figures in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

[table]
---------------------------------------------------------------------------------------------------------------------------------
                                                                                    Montgomery Institutional Series:
                                                                                     Emerging Markets Portfolio(a)
SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED JUNE 30:        1999         1998        1997         1996        1995##
---------------------------------------------------------------------------------------------------------------------------------
Net asset value--beginning of year                                 $  35.61     $  58.52     $  49.09    $  44.61     $  43.71

  Net investment income/(loss)                                         0.38         0.32         0.43        0.50         0.13

  Net realized and unrealized gain/(loss) on investments               3.06       (22.44)        9.46        3.93         0.67

  Net increase/(decrease) in net assets
  resulting from investment operations                                 3.44       (22.12)        9.89        4.43         0.80

  Effect of redemption expense reimbursement fee                        --           --          0.02        0.09         0.11

  Distributions:
    Dividends from net investment income                                --         (0.64)       (0.48)      (0.04)       (0.01)
    Distributions in excess of net investment income                   0.00#         --           --          --           --
    Distributions from net realized capital gains                       --         (0.15)         --          --           --
    Distributions in excess of net realized capital gains               --           --           --          --           --

  Total distributions                                                   --         (0.79)       (0.48)      (0.04)       (0.01)
  Net asset value--end of year                                     $  39.05     $  35.61     $  58.52    $  49.09     $  44.61
=================================================================================================================================
  Total return**                                                      9.75%      (38.05)%       20.45%      10.14%        2.09%

Ratios to average net assets/supplemental data

  Net assets, end of year (in 000s)                                $103,661     $197,578     $334,181    $270,878     $186,666

  Ratio of net investment income/(loss) to average net assets         0.79%         0.96%        0.86%       1.16%        0.29%

  Net investment income/(loss) before deferral of fees by
  Manager                                                          $ (0.11)     $  0.03      $  0.26     $  0.33      $  (0.05)

  Portfolio turnover rate                                               115%         104%         85%          88%         101%

  Expense ratio before deferral of fees by
  Manager, including interest and tax expenses                         2.42%        1.66%        1.61%       1.70%        1.79%

  Expense ratio including interest and tax expenses                    1.45%        1.25%        1.26%       1.29%        1.40%

  Expense ratio excluding interest and tax expenses                    1.25%        1.25%        1.26%       1.29%        1.40%
---------------------------------------------------------------------------------------------------------------------------------

**  Total return represents aggregate total return for the periods indicated.
#   Amount represents less than $0.01 per share.
## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

WHAT YOU NEED TO KNOW ABOUT YOUR MONTGOMERY ACCOUNT

You pay no sales charge to invest in the Fund. Trade requests received after the close of trading on the New York Stock Exchange (NYSE), normally 1:00 P.M. Pacific time (4:00 P.M. eastern time) will be executed at the following business day's closing price. The minimum initial investment in the Fund is $2,000,0000. Subsequent investments in the Fund must be at least $100,000.

Under certain conditions we may waive these minimums. If you buy shares through a broker or investment advisor, different requirements may apply. All investments must be made in U.S. dollars. Purchases may also be made in certain circumstances by payment of securities. See "In-kind Purchases" below and the Statement of Additional Information for further details.

We must receive payment from you within three business days of your purchase. In addition, the Fund and the Distributor each reserve the right to reject any purchase.

How Fund Shares Are Priced

How and when we calculate the Fund's price or net asset value (NAV) determines the price at which you will buy or sell shares. We calculate the Fund's NAV by dividing the total value of its assets by the number of outstanding shares. We base the value of the Fund's investments on their market value, usually the last price reported for each security before the close of market that day. A market price may not be available for securities that trade infrequently. Occasionally, an event that affects a security's value may occur after the market closes. This is more likely to happen for foreign securities traded in foreign markets that have different time zones than in the United States. Major developments affecting the prices of those securities may occur after the foreign markets in which such securities trade have closed, but before the Fund calculates its NAV. In this case, Montgomery, under the supervision of the Fund's Board of Trustees or Pricing Committee, will make a good-faith estimate of the security's "fair value," which may be higher or lower than the security's closing price in its relevant market.

We calculate the NAV of the Fund after the close of trading on the NYSE every day that the NYSE is open. We do not calculate the NAVs on the days that the NYSE is closed for trading. An exception applies as described below. If we receive your order by the close of trading on the NYSE, you can purchase shares at the price calculated for that day. The NYSE usually closes at 4:00 P.M. eastern time on weekdays, except for holidays. If your order is received after the NYSE has closed, your shares will be priced at the next NAV we determine after the receipt of your order. More details about how we calculate the Fund's NAVs are in the Statement of Additional Information.

[] The Fund invests in securities denominated in foreign currencies and traded on foreign exchanges. To determine their value, we convert their foreign-currency price into U.S. dollars by using the exchange rate last quoted by a major bank. Exchange rates fluctuate frequently and may affect the U.S. dollar value of foreign-denominated securities, even if their market price does not change. In addition, some foreign exchanges are open for trading when the U.S. market is closed. As a result, the Fund's foreign securities--and its price--may fluctuate during periods when you can't buy, sell or exchange shares in the Fund.

Foreign Investors
Foreign citizens and resident aliens of the United States living abroad may not invest in the Fund.

INVESTING IN THE FUND THROUGH FINANCIAL INTERMEDIARIES

The Fund is available to institutional investors and investment advisors through select programs.

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Buying  and  Selling  Shares  Through   Securities   Brokers  and  Benefit  Plan
Administrators

You may purchase and sell shares through securities brokers and benefit plan administrators or their subagents. You should contact them directly for information regarding how to invest or redeem through them. They may also charge you service or transaction fees. If you purchase or redeem shares through them, you will receive the NAV calculated after receipt of the order by them (generally, 4:00 P.M. eastern time) on any day the NYSE is open. If your order is received by them after that time, it will be purchased or redeemed at the next calculated NAV. Brokers and benefit plan administrators who perform shareholder servicing for the Fund may receive fees from the Fund or Montgomery for providing those services.

INVESTING IN THE FUND DIRECTLY WITH MONTGOMERY

Opening a New Account

[] By Mail Send your completed application, with a check payable to Montgomery Institutional Series: Emerging Markets Portfolio, to the appropriate address at right. Your check must be in U.S. dollars and drawn only on a bank located in the United States. We do not accept third-party checks, "starter" checks, credit-card checks, instant-loan checks or cash investments. We may impose a charge on checks that do not clear.

[]   By Wire Call us at (800)  627-7933,  option (2),  to let us know that you intend to make your initial investment by wire. Tell us your name and the amount you want to invest. We will give you further instructions and a fax number to which you should send your completed New Account application. To ensure that we handle your investment accurately, include complete account information in all wire instructions. Then request your bank to wire money from your account to the attention of:

Investors Fiduciary Trust Company
ABA #101003621
For: DST Systems, Inc.

and include the following:

Account #7526601
Attention: The Montgomery Funds II
For credit to: [shareholder(s) name]
Shareholder Account Number:
[shareholder(s) account number]
Name of Fund: Montgomery Institutional Series: Emerging Markets Portfolio

Please note that your bank may charge a wire transfer fee.

[] By Phone To make an initial investment by phone, you must have been a current Montgomery shareholder for at least 30 days. Your purchase of the Fund must meet its investment minimum and is limited to the total value of your existing accounts or $10,000, whichever is greater. To complete the transaction, we must receive payment within three business days. We reserve the right to collect any losses from your account if we do not receive payment within that time.

In-kind Purchases An investor may purchase shares of the Fund by tendering payment in-kind in the form of securities, provided that any such tendered securities are readily marketable, their acquisition is consistent with the Fund's investment objectives and policies, and the tendered securities are otherwise acceptable to the Fund's portfolio managers. For purposes of in-kind purchases, a security will be considered "readily marketable" if it is in the process of undergoing customary settlement and/or registration in its primary market. For purposes of sales of shares of the Fund of such securities, the tendered securities shall be valued at the identical time and in the identical manner that the portfolio securities of the Fund are valued for the purpose of calculating the net asset value of the Fund's shares.

Buying Additional Shares

[] By Mail Complete the form at the bottom of any Montgomery statement and mail it with your check payable to Montgomery Institutional Series: Emerging Markets Portfolio. Or mail the check with a signed letter noting the name of the Fund, your account number and telephone number. We will mail you a confirmation of your investment. Note that we may impose a charge on checks that do not clear.

[sidebar]
Regular Mail
The Montgomery Funds II
c/o DST Systems, Inc.
P.O. Box 219073
Kansas City, MO 64121-9073

Express Mail or Overnight Courier
The Montgomery Funds II
c/o DST Systems, Inc.
210 West 10th Street
8th Floor
Kansas City, MO 64105-1614

[] By Phone Current shareholders are automatically eligible to buy shares by phone. To buy shares in a Fund you currently own or to invest in a new Fund, call (800) 627-7933, option (2). There are restrictions on the dollar amount of shares you may buy by phone.

We must receive payment for your purchase within three business days of your request. To ensure that we do, you can:

* Transfer money directly from your bank account by mailing a written request and a voided check or deposit slip (for a savings account)

*   Send us a check by overnight or second-day courier service

* Instruct your bank to wire money to our affiliated bank using the information provided on this page

[] By Wire There is no need to contact us when buying additional shares by wire. Instruct your bank to wire funds to our affiliated bank using the information on the previous page.

Exchanging Shares


You may exchange shares in the Fund for shares in another, in accounts with the same registration, Taxpayer Identification Number and address. Applicable minimums apply to exchanges as well as purchases. Note that an exchange is treated as a sale and may result in a realized gain or loss for tax purposes. You may exchange shares by phone at (800) 627-7933, option (2).


Other Exchange Policies

* We will process your exchange order at the "next-calculated" NAV. This means that if your exchange order is received after 4:00 P.M. eastern time on a particular day, it will be processed at the NAV calculated on the next trading day.
* You may exchange shares only if the Fund is qualified for sale in your state. Call (800) 627-7933 for information on availability in your state. You may not exchange shares in one Fund for shares of another that is currently closed to new shareholders unless you are already a shareholder in the closed Fund.

*  Because excessive  exchanges can harm a Fund's  performance,  we reserve the right to terminate your exchange privileges if you make more than four exchanges out of any one Fund during a 12-month period. We may also refuse an exchange into a Fund from which you have sold shares within the previous 90 days (accounts under common control and accounts having the same Taxpayer Identification Number will be counted together).

Selling Shares


You may sell some or all of your Fund shares on days that the NYSE is open for trading. Note that a redemption is treated as a sale and may result in a realized gain or loss for tax purposes.


Your shares will be sold at the next NAV we calculate for the Fund after receiving your order. We will promptly pay the proceeds to you, less any redemption charges, normally within three business days of receiving your order and all necessary documents (including a written redemption order with the appropriate signature guarantee). We will mail or wire you the proceeds, depending on your instructions. Shares purchased by check will be priced upon receipt of your order but proceeds may not be paid until your check clears, which may take up to 15 days after the purchase date. Within this 15-day period, you may choose to exchange your investment into a Montgomery Money Market Fund if you have a prospectus for one of those Funds.

Shares can be sold in several ways:

[] By Mail Send us a letter including your name, Montgomery account number, the name of the Fund and the dollar amount or number of shares you want to sell. You must sign the letter in the same way your account is registered.
If you have a joint account, all account holders must sign the letter.

If you want the proceeds to go to a party other than the account owner(s) or your predesignated bank account, or if the dollar amount of your redemption exceeds $50,000, you must obtain a signature guarantee (not a notarization), available from many commercial banks, savings associations, stock brokers and other National Association of Securities Dealers member firms.

If you want to wire your redemption proceeds but do not have a predesignated bank account, include a voided check or deposit slip with your letter. The minimum wire amount is $500. Wire charges, if any, will be deducted from the redemption proceeds. We may permit lesser wire amounts or fees at our discretion.

[] By Phone You may accept or decline telephone redemption privileges on your New Account application. If you accept, you will be able to sell up to $50,000 in shares by phone. If you included bank wire information on your New Account application or made arrangements later for wire redemptions, proceeds can be wired to your bank account. Please allow at least two business days for the proceeds to be credited to your bank account. If you want proceeds to arrive at your bank on the same business day (subject to bank cutoff times), there is a $10 fee. For more information about our telephone transaction policies, see "Other Policies" below.

[] Investment Expense Reimbursement Fee and Redemption Fee The investment expense reimbursement fee is intended to defray costs associated with investing the proceeds received by the Fund and to offset the dilutive effect those costs would otherwise have on the net asset value of shares held by existing shareholders. Likewise, the redemption fee is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the portfolios caused by short-term investments. The redemption fee will be assessed on the net asset value of the shares redeemed or exchanged and will be deducted from the redemption proceeds otherwise payable to the shareholder and will be paid to the Fund.

Additionally, the following fees may also be charged when you sell your shares:

[] For shares sold by wire, a $10 wire transfer fee will be deducted directly from the proceeds.
[] For redemption checks requested by Federal Express, a $10 fee will be deducted directly from the redemption proceeds.

In accordance with the rules of the Securities and Exchange Commission (SEC), we reserve the right to suspend redemptions under extraordinary circumstances.

Other Policies

Minimum Account Balances
Due to the cost of maintaining small accounts, we require a minimum account balance of $10,000. If your account balance falls below that amount for any reason, we will ask you to add to your account. If your account balance is not brought up to the minimum or you do not send us other instructions, we will redeem your shares and send you the proceeds. We believe that this policy is in the best interests of all our shareholders.


Expense Limitations
Montgomery Asset Management may reduce its management fees and absorb expenses in order to maintain total operating expenses (excluding interest, taxes and dividend expenses) for each Fund below its previously set operating expense limit. The Investment Management Agreement allows Montgomery three years to recoup amounts previously reduced or absorbed, provided the Fund remains within the applicable expense limitation. Montgomery generally seeks to recoup the oldest amounts before seeking payment of fees and expenses for the current year.


Uncashed Redemption Checks
If you receive your Fund redemption proceeds or distributions by check (instead of by wire) and it does not arrive within a reasonable period of time, call us at (800) 627-7933, option (2). Please note that we are responsible only for mailing redemption or distribution checks and not for tracking uncashed checks or determining why checks are uncashed. If your check is returned to us by the U.S. Postal Service or other delivery service, we will hold it on your behalf for a reasonable period of time. We will not invest the proceeds in any interest-bearing account. No interest will accrue on uncashed distribution or redemption proceeds.

In-kind Redemptions
When in the judgment of the Manager it is consistent with the best interests of the Fund, an investor may redeem shares of the Fund and receive securities from the Fund's portfolio selected by the Manager at its sole discretion, provided that such redemption is not expected to affect the Fund's ability to attain its investment objective or otherwise materially affect its operations. For the purposes of redemptions in kind, the redeemed securities shall be valued at the identical time and in the identical manner that the other portfolio securities are valued for purposes of calculating the net asset value of the Fund's shares.


Transaction Confirmation
If you notice any errors on your trade confirmation, you must notify the Funds of such errors within 30 days following mailing of that confirmation. The Funds will not be responsible for any loss, damage, cost or expense arising out of any transaction that appears on your confirmation after this 30-day period.


Telephone Transactions
By buying, selling or exchanging shares over the phone, you agree to reimburse the Fund for any expenses or losses incurred in connection with transfers of money from your account. This includes any losses or expenses caused by your bank's failure to honor your debit or act in accordance with your instructions. If your bank makes erroneous payments or fails to make payment after you buy shares, we may cancel the purchase and immediately terminate your telephone transaction privileges. In addition, we may discontinue these privileges at any time upon prior written notice. You may discontinue phone privileges at any time.

The shares you purchase by phone will be priced at the first net asset value we determine after receiving your purchase. You will not actually own the shares, however, until we receive your payment in full. If we do not receive your payment within three business days of your request, we will cancel your purchase. You may be responsible for any losses incurred by the Fund as a result.

Please note that we cannot be held liable for following telephone instructions that we reasonably believe to be genuine. We use the following safeguards to ensure that the instructions we receive are accurate and authentic, such as:

*  Recording certain calls
* Requiring an authorization number or other personal information not likely to be known by others
*  Sending a transaction  confirmation  to the investor

Montgomery and its Transfer Agent may be held liable for any losses due to unauthorized or fraudulent telephone transactions only if we have not followed these reasonable procedures.

We reserve the right to revoke the telephone transaction privileges of any shareholder at any time if he or she has used abusive language or misused the phone privileges by making purchases and redemptions that appear to be part of a systematic market-timing strategy.

If you notify us that your address has changed, we will temporarily suspend your telephone redemption privileges until 30 days after your notification to protect you and your account. We require all redemption requests made during this period to be in writing with a signature guarantee.

Shareholders may experience delays in exercising telephone redemption privileges during periods of volatile economic or market conditions. In these cases you may want to transmit your redemption request:

*   By overnight courier
*   By telegram

You may discontinue telephone privileges at any time.

Tax Withholding Information

Be sure to complete the Taxpayer Identification Number (TIN) section of the New Account application. If you don't have a Social Security Number or TIN, apply for one immediately by contacting a local office of the Social Security Administration or the Internal Revenue Service (IRS). If you do not provide us with a TIN or a Social Security Number, federal tax law may require us to withhold 31% of your taxable dividends, capital-gain distributions, and redemption and exchange proceeds (unless you qualify as an exempt payee under certain rules).

Other rules about TINs apply for certain investors. If the IRS has notified you that you are subject to backup withholding because you failed to report all interest and dividend income on your tax return, you must check the appropriate item on the New Account application. Foreign shareholders should note that any dividends the Fund pays to them may be subject to up to 30% withholding instead of backup withholding.

After You Invest

Taxes
IRS rules require that the Fund distribute all of its net investment income and capital gains, if any, to shareholders. Capital gains may be taxable at different rates, depending on the length of time the Fund holds its assets. We will inform you about the source of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of their tax status. The Fund's distributions, whether received in cash or reinvested, may be taxable. Any redemption of the Fund's shares or any exchange of the Fund's shares for those of another Fund will be treated as a sale, and any gain on the transaction may be taxable.

Additional information about tax issues relating to the Fund can be found in our Statement of Additional Information, available free by calling (800) 627-7933, option (2). Consult your tax advisor about the potential tax consequences of investing in the Fund.

Dividends and Distributions
As a shareholder in the Fund, you may receive income dividends and capital-gain distributions for which you will owe taxes (unless you invest solely through a tax-advantaged account such as a 401(k) plan). Dividends and distributions are paid to all shareholders who maintain accounts with the Fund as of its "record date."

If you would like to receive distributions in cash, indicate that choice on your New Account application. Otherwise, the distributions will be reinvested in additional Fund shares.

Referral Arrangements
The Distributor for the Fund compensates selected solicitors for bringing new accounts or investments to the Fund. The Fund will not pay this compensation out of its assets unless it has adopted a Rule 12b-1 plan. You may request the Statement of Additional Information through the telephone number given on the last page for specific information about these arrangements.

[sidebar]
Our Partners

As a Montgomery shareholder, you may see the names of our partners on a regular basis. We all work together to ensure that your investments are handled accurately and efficiently.

Funds Distributor, Inc., located in New York City and Boston, distributes The Montgomery Funds.

DST Systems, located in Kansas City, Missouri, provides transfer agent services and performs certain recordkeeping and accounting functions for the Fund.

[table]
------------------------------------------------------------------------------------------------------
                               INCOME Dividends                      CAPITAL GAINS
Emerging Markets Portfolio     Declared and paid in the last         Declared and paid in the last
                               quarter of each calendar year*        quarter of each calendar year*
------------------------------------------------------------------------------------------------------

*  Following  its  fiscal  year end  (June  30),  the  Fund may make  additional distributions to avoid the imposition of a tax.

During the year, we will also send you the following communications:

*    Confirmation statements
*    Account statements, mailed after the close of each calendar quarter
* Annual and semiannual reports, mailed approximately 60 days after June 30 and December 31
*    1099 tax form, sent by January 31
*    Annual updated prospectus, mailed to existing shareholders in the fall

To save you money, we send only one copy of each shareholder report or other mailing to your household if you hold accounts under common ownership or at the same address (regardless of the number of shareholders or accounts at that household or address), unless you request additional copies.

[sidebar]
HOW TO AVOID "BUYING A DIVIDEND"
If you plan to purchase shares in the Fund, check if it is planning to make a distribution in the near future. Here's why: If you buy shares of the Fund just before a distribution, you'll pay full price for the shares but receive a portion of your purchase price back as a taxable distribution. This is called "buying a dividend." Unless you hold the Fund in a tax-deferred account, you will have to include the distribution in your gross income for tax purposes, even though you may not have participated in the increase of the Fund's appreciation.

[Outside back cover: The Montgomery Funds II; Address; Contact Info; Logo]

You can find more information about the Montgomery Institutional Series' investment policies in the Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.

You can also find further information about the Montgomery Institutional Series in our annual and semiannual shareholder reports, which discuss the market conditions and investment strategies that significantly affected the Fund's performance during the previous fiscal period. To request a copy of the most recent annual or semiannual report, call us at (800) 627-7933.

To request a free copy of the SAI, call us at (800) 627-7933. You can review and copy further information about The Montgomery Funds II, including the SAI, at the Securities and Exchange Commission's (SEC's) Public Reference Room in Washington, D.C. Call (800) SEC-0330 to obtain information about the operation of the Public Reference Room. Reports and other information about The Montgomery Funds II are available through the SEC's Web site at www.sec.gov. You can also obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C., 20549-6009.

Corporate Headquarters:
The Montgomery Funds
101 California Street
San Francisco, CA 94111-9361

(800) 627-7933
www.montgomeryasset.com



                              SEC File Nos.:    The Montgomery Funds II 811-8064


                                                   Funds Distributor, Inc. 10/99

--------------------------------------------------------------------------------

                                     PART B

                  COMBINED STATEMENT OF ADDITIONAL INFORMATION
                              FOR CLASS R SHARES OF

                        MONTGOMERY GLOBAL LONG-SHORT FUND
                      MONTGOMERY U.S. ASSET ALLOCATION FUND
                                       AND
                     VARIOUS SERIES OF THE MONTGOMERY FUNDS
                                       AND
                         CLASS P SHARES OF CERTAIN FUNDS
--------------------------------------------------------------------------------

                              THE MONTGOMERY FUNDS

                             MONTGOMERY GROWTH FUND
                      MONTGOMERY U.S. EMERGING GROWTH FUND
                            MONTGOMERY SMALL CAP FUND
                          MONTGOMERY EQUITY INCOME FUND
                      MONTGOMERY INTERNATIONAL GROWTH FUND
                     MONTGOMERY INTERNATIONAL SMALL CAP FUND
                      MONTGOMERY GLOBAL OPPORTUNITIES FUND
                      MONTGOMERY GLOBAL COMMUNICATIONS FUND
                        MONTGOMERY EMERGING MARKETS FUND
                          MONTGOMERY EMERGING ASIA FUND
                        MONTGOMERY GLOBAL LONG-SHORT FUND
                            MONTGOMERY SELECT 50 FUND
                      MONTGOMERY U.S. ASSET ALLOCATION FUND
                        MONTGOMERY TOTAL RETURN BOND FUND
                 MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND
                     MONTGOMERY GOVERNMENT MONEY MARKET FUND
                     MONTGOMERY FEDERAL TAX-FREE MONEY FUND
              MONTGOMERY CALIFORNIA TAX-FREE INTERMEDIATE BOND FUND
                    MONTGOMERY CALIFORNIA TAX-FREE MONEY FUND
                              101 California Street
                         San Francisco, California 94111
                              (800) 572-FUND [3863]

                       STATEMENT OF ADDITIONAL INFORMATION

                                October 31, 1999


         The Montgomery Funds and The Montgomery Funds II are open-end management investment companies organized, respectively, as a Massachusetts and a Delaware business trust (together, the "Trusts"), each having different series of shares of beneficial interest. Each of the above-named funds is a series of The Montgomery Funds, with the exception of the Montgomery Global Long-Short Fund and Montgomery U.S. Asset Allocation Fund, which are series of The Montgomery Funds II (each a "Fund" and, collectively, the "Funds"). This Statement of Additional Information contains information in addition to that set forth in the combined prospectus for the Class R shares for all Funds dated October 31, 1999, and that set forth in the combined prospectuses for the Class P shares of certain Funds dated October 31, 1999, as those prospectuses may be revised from time to time (in reference to the appropriate Fund or Funds, the "Prospectuses"). The Prospectuses may be obtained without charge at the address or telephone number provided above. This Statement of Additional Information is not a prospectus and should be read in conjunction with a Prospectus. The Annual Report to Shareholders for each Fund for the fiscal year ended June 30, 1999 is incorporated by reference to this Statement of Additional Information and also may be obtained without charge as noted above.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
STATEMENT OF ADDITIONAL INFORMATION .......................................    1

THE TRUSTS ................................................................    3

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS ...........................    4

RISK FACTORS ..............................................................   27

INVESTMENT RESTRICTIONS ...................................................   30

DISTRIBUTIONS AND TAX INFORMATION .........................................   36

TRUSTEES AND OFFICERS .....................................................   41

INVESTMENT MANAGEMENT AND OTHER SERVICES ..................................   45

EXECUTION OF PORTFOLIO TRANSACTIONS .......................................   55

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION ............................   58

DETERMINATION OF NET ASSET VALUE ..........................................   59

PRINCIPAL UNDERWRITER .....................................................   62

PERFORMANCE INFORMATION ...................................................   62

GENERAL INFORMATION .......................................................   67

FINANCIAL STATEMENTS ......................................................   79

APPENDIX ..................................................................   80

                                   THE TRUSTS

         The Montgomery Funds is an open-end management investment company organized as a Massachusetts business trust on May 10, 1990, and The Montgomery Funds II is an open-end management investment company organized as a Delaware business trust on September 10, 1993. Both are registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Trusts currently offer shares of beneficial interest, $0.01 par value per share, in various series. Each series offers three classes of shares (Class R, Class P and Class L, except for the Global Long-Short Fund which offers Classes R, B and C). This Statement of Additional Information pertains to the following series of The Montgomery Funds:

>    Montgomery Growth Fund (the "Growth Fund");
> Montgomery U.S. Emerging Growth Fund (the "U.S. Emerging Growth Fund," prior to 6/98, called "Montgomery Micro Cap Fund");
>    Montgomery Small Cap Fund (the "Small Cap Fund");
>    Montgomery Equity Income Fund (the "Equity Income Fund");
>    Montgomery International Growth Fund (the "International Growth Fund");
>    Montgomery  International  Small  Cap Fund  (the  "International  Small Cap
     Fund");
>    Montgomery Global Opportunities Fund (the "Opportunities Fund");
>    Montgomery Global Communications Fund (the "Communications Fund");
>    Montgomery Emerging Markets Fund (the "Emerging Markets Fund");
>    Montgomery Emerging Asia Fund (the "Emerging Asia Fund");
>    Montgomery Select 50 Fund (the "Select 50 Fund");
>    Montgomery Total Return Bond Fund (the "Total Return Bond Fund");
> Montgomery Short Duration Government Bond Fund (the "Short Bond Fund," prior to 2/97, called "Montgomery Short Government Bond Fund");
> Montgomery Government Money Market Fund (the "Government Money Fund," prior to 7/99 called the "Government Reserve Fund");
>    Montgomery Federal Tax-Free Money Fund (the "Federal Money Fund");
> Montgomery California Tax-Free Intermediate Bond Fund (the "California Intermediate Bond Fund," prior to 6/95, called "Montgomery California Tax-Free Short/Intermediate Fund" and, prior to 12/94, called "Montgomery California Tax-Free Bond Fund");
> Montgomery California Tax-Free Money Fund (the "California Money Fund"); as well as two series of The Montgomery Funds II:
>    Montgomery Global Long-Short Fund (the "Global Long-Short Fund");
> Montgomery U.S. Asset Allocation Fund (the "U.S. Asset Allocation Fund," prior to 10/97, called "Montgomery Asset Allocation Fund").

         Throughout this Statement of Additional Information, certain Funds may be referred to together using the following terms: the Growth, U.S. Emerging Growth, Small Cap and Equity Income Funds as the "U.S. Equity Funds"; the International Growth, International Small Cap, Opportunities, Communications, Emerging Markets and Emerging Asia, as the "International and Global Equity Funds"; the Global Long-Short, Select 50 and U.S. Asset Allocation Funds as the "Multi-Strategy Funds"; the Total Return Bond, Short Bond and California Intermediate Bond Funds as the "Fixed-Income Funds"; the California Intermediate Bond, California Money and Federal Money Funds as the "Tax-Free Funds"; the Government Money, California Money and

Federal Money Funds as the "Money Market Funds"; and all of the Funds other than the Tax-Free Funds as the "Taxable Funds."

         Note that the two Trusts share responsibility for the accuracy of the Prospectuses and this Statement of Additional Information, and that each Trust may be liable for misstatements in the Prospectuses and the Statement of Additional Information that relate solely to the other Trust.


                 INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

         The Funds are managed by Montgomery Asset Management, LLC (the "Manager") and their shares are distributed by Funds Distributor, Inc. (the "Distributor"). The investment objectives and policies of the Funds are described in detail in its Prospectus. The following discussion supplements the discussion in the Prospectus.

         Each Fund is a diversified series, except for the Tax-Free Funds which are nondiversified series, of either The Montgomery Funds or The Montgomery Funds II. The achievement of each Fund's investment objective will depend upon market conditions generally and on the Manager's analytical and portfolio management skills.

         The U.S. Asset Allocation Fund is a fund-of-funds. Other than U.S. government securities, the U.S. Asset Allocation Fund does not own securities of its own. Instead, the U.S. Asset Allocation Fund invests its assets in a number of funds in The Montgomery Funds family (each, an "Underlying Fund"). Investors of the U.S. Asset Allocation Fund should therefore review the discussion in this Statement of Additional Information that relates to each Underlying Fund of the U.S. Asset Allocation Fund. (References in this Statement of Additional Information to investments by the Multi-Strategy Funds, which includes the U.S. Asset Allocation Fund, refers to the investments made indirectly by that Fund through the Underlying Funds.)

Alternative Structures

         Each Fund has reserved the right, if approved by the Board of Trustees, to convert to a "master/feeder" structure. In this structure the assets of mutual funds with common investment objectives and similar parameters are combined in a pool, rather than being managed separately. The individual Funds are known as "feeder" funds and the pool as the "master" fund. Although combining assets in this way allows for economies of scale and other advantages, this change will not affect the investment objectives, philosophies or disciplines currently employed by the Funds and the Manager. A Fund proposing to convert to this structure would notify its shareholders before it took any such action. As of the date of this Statement of Additional Information, no Fund has proposed instituting this alternative structure.

Special Investment Strategies and Risks

         Certain of the Funds have special investment policies, strategies and risks in addition to those discussed in the Prospectus, as described below.

         Montgomery Equity Income Fund. The Equity Income Fund may invest up to 20% of its total assets in the equity or debt securities of foreign issuers, which may involve special risks. See "Risk Factors" below.

         Montgomery Emerging Asia Fund. The Emerging Asia Fund invests primarily in "emerging Asian companies." This Fund considers a company to be an emerging Asian company if its securities are principally traded in the capital market of an emerging Asian country; it derives at least 50% of its total revenue from either goods produced or services rendered in emerging Asian countries or from sales made in such emerging Asian countries, regardless of where the securities of such company are primarily traded; or it is organized under the laws of, and with a principal office in, an emerging Asian country.

         Investing in Asia involves special risks. Emerging Asian countries are in various stages of economic development, with most being considered emerging markets. Each country has its unique risks. Most emerging Asian countries are heavily dependent on international trade. Some have prosperous economies but are sensitive to world commodity prices. Others are especially vulnerable to recession in other countries. Some emerging Asian countries have experienced rapid growth, although many suffer from obsolete financial systems, economic problems or archaic legal systems. The Fund may invest in certain debt securities issued by the governments of emerging Asian countries that are, or may be eligible for, conversion into investments in emerging Asian companies under debt conversion programs sponsored by such governments. The Fund deems securities that are convertible to equity investments to be equity-derivative securities.

         The Emerging Asia Fund concentrates its investments in companies that have their principal activities in emerging Asian countries. Consequently, the Fund's share value may be more volatile than that of investment companies not sharing this geographic concentration. The value of the Fund's shares may vary in response to political and economic factors affecting issuers in emerging Asian countries. Although the Fund normally does not expect to invest in Japanese companies, some emerging Asian economies are directly affected by Japanese capital investment in the region and by Japanese consumer demands. Many of the emerging Asian countries are developing both economically and politically. Emerging Asian countries may have relatively unstable governments, economies based on only a few commodities or industries, and securities markets trading infrequently or in low volumes. Some emerging Asian countries restrict the extent to which foreigners may invest in their securities markets. Securities of issuers located in some emerging Asian countries tend to have volatile prices and may offer significant potential for loss as well as gain. Further, certain companies in emerging Asia may not have firmly established product markets, may lack depth of management or may be more vulnerable to political or economic developments such as nationalization of their own industries.

         Montgomery Global Communications Fund. The Communications Fund defines a "communications company" as a company engaged in the development, manufacture or sale of communications equipment or services that derived at least 50% of either its revenues or earnings from these activities, or that devoted at least 50% of its assets to these activities, based on the company's most recent fiscal year.

         The Communications Fund's portfolio management believes that worldwide demand for components, products, media and systems to collect, store, retrieve, transmit, process, distribute, record, reproduce and use information will continue to grow in the future. It also believes that the global trend appears to be toward lower costs and higher efficiencies resulting from combining communications systems with computers, and, accordingly, the Fund may invest in companies engaged in the development of methods for using new technologies to communicate information as well as companies using established communications technologies.

         The Communications Fund may invest up to 35% of its total assets in debt securities, including up to 5% in debt securities rated below investment grade. The Communications Fund invests in companies that, in the opinion of the Manager, have potential for above-average, long-term growth in sales and earnings on a sustained basis and that are reasonably priced. The Manager considers a number of factors in evaluating potential investments, including a company's per-share sales and earnings growth; return on capital; balance sheet; financial and accounting policies; overall financial strength; industry sector; competitive advantages and disadvantages; research, product development and marketing; development of new technologies; service; pricing flexibility; quality of management; and general operating characteristics.

         The Communications Fund may invest substantially in securities denominated in one or more foreign currencies. Under normal conditions, the Communications Fund invests in at least three different countries, which may include the United States, but no country other than the United States may represent more than 40% of its assets. A significant portion of the Communications Fund's assets are invested in the securities of foreign issuers, because many attractive investment opportunities, including many of the world's communications companies, are outside the United States.

         Montgomery Global Long-Short Fund. This Fund uses sophisticated investment approaches that may present substantially higher risks than most mutual funds. It may invest a larger percentage of its assets in transactions using margin, leverage, short sales and other forms of volatile financial derivatives such as options and futures. As a result, the value of an investment in this Fund may be more volatile than investments in other mutual funds. This Fund may not be an appropriate investment for conservative investors.

         The Global Long-Short Fund's investment objective is to seek capital appreciation. Under normal conditions, this Fund seeks to achieve its objective by investing at least 65% of its total assets in long and short positions in equity securities of publicly traded companies of any size worldwide. This Fund measures short sale exposure by the current market value of the collateral used to secure the short sale positions. Any income derived from dividends and interest will be incidental to this Fund's investment objective. Investors should note that this Fund uses an approach different from the traditional long-term investment approach of most other mutual funds. The use of borrowing and short sales may cause the Fund to have higher expenses (especially interest expenses and dividend expenses) than those of other equity mutual funds. Like all mutual funds, there can be no assurance that the Fund's investment objective will be attained.

         This Fund may employ margin leverage and engage in short sales of securities it does not own. This Fund also may use options and financial indices for hedging purposes and/or to establish or increase its long or short positions. This Fund invests primarily in common stocks (including depositary receipts) but also may invest in other types of equity and equity-derivative securities. It may invest up to 35% of its total assets in debt securities, including up to 5% in debt securities rated below investment grade. This Fund may also invest in certain debt securities issued by the governments of emerging markets countries that are, or may be eligible for, conversion into investments in emerging markets companies under debt conversion programs sponsored by such governments. This Fund deems securities that are convertible to equity investments to be equity-derivative securities.

         Montgomery  Federal Money Fund,  California  Money Fund and  California
Intermediate Bond Fund. The Federal Money Fund seeks to, under normal conditions, achieve its objective by investing at least 80% of its net assets in municipal securities, the interest from which is, in the opinion of counsel to the issuer, exempt from federal income tax. The California Money Fund seeks to achieve its objective by investing at least 80% of its net assets in municipal securities and at least 65% of its net assets in debt securities, the interest from which is, in the opinion of counsel to the issuer, also exempt from California personal income taxes ("California municipal securities"). Under normal conditions, the California Intermediate Bond Fund seeks to achieve its objective by investing at least 80% of its net assets in California municipal securities. The California Money

Fund and the California Intermediate Bond Fund are not suitable for investors who cannot benefit from the tax-exempt character of its dividends, such as IRAs, qualified retirement plans or tax-exempt entities.

         At least 80% of the value of the California Intermediate Bond Fund's net assets must consist of California municipal securities that, at the time of purchase, are rated investment grade, that is, within the four highest ratings of municipal securities (AAA to BBB) assigned by Standard & Poor's Corporation ("S&P"), (Aaa to Baa) assigned by Moody's Investors Service, Inc. ("Moody's"), or (AAA to BBB) assigned by Fitch Investor Services ("Fitch"); or have S&P's short-term municipal rating of SP-2 or higher, or a municipal commercial paper rating of A-2 or higher; Moody's short-term municipal securities rating of MIG-2 or higher, or VMIG-2 or higher or a municipal commercial paper rating of P-2 or higher; or have Fitch's short-term municipal securities rating of FIN-2 or higher or a municipal commercial paper rating of Fitch-2 or higher; or, if unrated by S&P, Moody's or Fitch, are deemed by the Manager to be of comparable quality, using guidelines approved by the Board of Trustees, but not to exceed 20% of the Fund's net assets. Debt securities rated in the lowest category of investment-grade debt may have speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than is the case with higher-grade bonds. There is no assurance that any municipal issuers will make full payments of principal and interest or remain solvent, however. For a description of the ratings, see the Appendix.

         The Federal Money and California Money Funds seek to maintain a stable net asset value of $1 per share in compliance with Rule 2a-7 under the Investment Company Act and, pursuant to procedures adopted under that Rule, limit their investments to those securities that the Board determines present minimal credit risks and have remaining maturities, as determined under the Rule, of 397 calendar days or less. These Funds also maintain a dollar-weighted average maturity of their portfolio securities of 90 days or less.

Portfolio Securities

         Depositary Receipts, Convertible Securities and Securities Warrants. The International and Global Equity Funds, the Multi-Strategy Funds and the U.S. Equity Funds may hold securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depository Receipts ("GDRs"), and other similar global instruments available in emerging markets, or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and other similar global instruments in bearer form are designed for use in European securities markets. For purposes of a Fund's investment policies, a Fund's investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted. Each such Fund may also invest in convertible securities and securities warrants.

         Other Investment Companies. Each Fund may invest in securities issued by other investment companies. Those investment companies must invest in securities in which the Fund can invest in a manner consistent with the Fund's investment objective and policies. Applicable provisions of the Investment Company Act require that a Fund limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 10% (or 35% for the Money Market Funds) of the value of a Fund's total assets will be invested in the aggregate in securities of investment companies as a group; and
(b) either (i) a Fund and affiliated persons of that Fund not own together more than 3% of the total outstanding shares of any one investment company at the time of purchase (and that all shares of the investment company held by that Fund in excess of 1% of the company's total outstanding shares be deemed illiquid), or (ii) a Fund not invest more than 5% of its total assets in any one investment company and the investment not represent more than 3% of the total outstanding voting stock of the investment company at the time of purchase.

         Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the International and Global Equity and Multi-Strategy Funds to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the Investment Company Act. The International and Global Equity Funds and Multi-Strategy Funds also may incur tax liability to the extent that they invest in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distributions to the Funds.

         The U.S. Equity Funds, the International and Global Equity Funds, the Multi-Strategy Funds and the Fixed-Income and Money Market Funds do not intend to invest in other investment companies unless, in the Manager's judgment, the potential benefits exceed associated costs. As a shareholder in an investment company, these Funds bear their ratable share of that investment company's expenses, including advisory and administration fees, resulting in an additional layer of management fees and expenses for shareholders. This duplication of expenses would occur regardless of the type of investment company, i.e., open-end (mutual fund) or closed-end.

         Debt Securities. Each Fund may purchase debt securities that complement its objective of capital appreciation through anticipated favorable changes in relative foreign exchange rates, in relative interest rate levels or in the creditworthiness of issuers. Debt securities may constitute up to 35% of the U.S. Equity Funds', the International and Global Equity Funds' and the Select 50 Fund's total assets. In selecting debt securities, the Manager seeks out good credits and analyzes interest rate trends and specific developments that may affect individual issuers. As an operating policy, which may be changed by the Board, each Fund may invest up to 5% of their total assets in debt securities rated lower than investment grade. Subject to this limitation, each of these Funds may invest in any debt security, including securities in default. After its purchase by a Fund, a debt security may cease to be rated or its rating may be reduced below that required for purchase by the Fund. A security downgraded below the minimum level may be retained if determined by the Manager and the Board to be in the best interests of the Fund.

         Debt securities may also consist of participation certificates in large loans made by financial institutions to various borrowers, typically in the form of large unsecured corporate loans. These certificates must otherwise comply with the maturity and credit-quality standards of each Fund and will be limited to 5% of a Fund's total assets.

         In addition to traditional corporate, government and supranational debt securities, each of the Equity Income Fund, the International and Global Equity Funds and Multi-Strategy Funds may invest in external (i.e., to foreign lenders) debt obligations issued by the governments, government entities and companies of emerging markets countries. The percentage distribution between equity and debt will vary from country to country, based on anticipated trends in inflation and interest rates; expected rates of economic and corporate profits growth; changes in government policy; stability, solvency and expected trends of government finances; and conditions of the balance of payments and terms of trade.

         U.S. Government Securities. Each Fund may invest a substantial portion, if not all, of its net assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, including repurchase agreements backed by such securities ("U.S. government securities"). These Funds generally will have a lower yield than if they purchased higher yielding commercial paper or other securities with correspondingly greater risk instead of U.S. Government securities.

         Certain of the obligations, including U.S. Treasury bills, notes and bonds, and mortgage-related securities of the GNMA, are issued or guaranteed by the U.S. government. Other securities issued by U.S. government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Bank, whereas others, such as those issued by the FNMA, Farm Credit System and Student Loan Marketing Association, have an additional line of credit with the U.S. Treasury. Short-term U.S. government securities generally are considered to be among the safest short-term investments. The U.S. government does not guarantee the net asset value of the Funds' shares, however. With respect to U.S. government securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. government will provide support to such agencies or instrumentalities. Accordingly, such U.S. government securities may involve risk of loss of principal and interest. The securities issued by these agencies are discussed in more detail later.

         Mortgage-Related Securities and Derivative Securities. The Fixed-Income and Money Market Funds may invest in mortgage-related securities. A mortgage-related security is an interest in a pool of mortgage loans and is considered a derivative security. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by the borrowers. Certain mortgage-related securities are subject to high volatility. These Funds use these derivative securities in an effort to enhance return and as a means to make certain investments not otherwise available to the Funds.

         Agency Mortgage-Related Securities. Investors in the Fixed-Income and Money Market Funds should note that the dominant issuers or guarantors of mortgage-related securities today are GNMA, FNMA and the FHLMC. GNMA creates pass-through securities from pools of government-guaranteed or -insured (Federal Housing Authority or Veterans Administration) mortgages. FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. government. FNMA guarantees full and timely payment of all interest and principal, and FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. government but are generally considered to offer minimal credit risks. The yields provided by these mortgage-related securities have historically exceeded the yields on other types of U.S. government securities with comparable "lives" largely due to the risks associated with prepayment.

         Adjustable rate mortgage securities ("ARMs") are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates determined in accordance with a predetermined interest rate index and which may be subject to certain limits. The adjustment feature of ARMs tends to lessen their interest rate sensitivity.

         The  Fixed-Income  and  Money  Market  Funds  consider  GNMA,  FNMA and
FHLMC-issued pass-through certificates, Collateralized Mortgage Obligations ("CMOs") and other mortgage-related securities to be U.S. government securities for purposes of their investment policies.

         Mortgage-Related Securities: Government National Mortgage Association. GNMA is a wholly owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of, and interest on, securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a GNMA guarantee, the underlying collateral must be mortgages insured by the FHA under the Housing Act, or Title V of the Housing Act of 1949, as amended ("VA Loans"), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

         GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

         Mortgage-Related Securities: Federal National Mortgage Association. FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA was originally organized in 1938 as a U.S. Government agency to add greater liquidity to the mortgage market. FNMA was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

         Each FNMA pass-through security represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The loans contained in those pools consist of one or more of the following: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable-rate mortgage loans; (5) other adjustable-rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

         Mortgage-Related Securities: Federal Home Loan Mortgage Corporation. FHLMC is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended. FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

         The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable-rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must include whole loans, participation interests in whole loans and undivided interests in whole loans and participation in another FHLMC security.

         Privately Issued Mortgage-Related Securities. Each Fixed-Income Fund may invest in mortgage-related securities offered by private issuers, including pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs collateralized by mortgage-related securities issued by GNMA, FNMA, FHLMC or by pools of conventional mortgages, multifamily or commercial mortgage loans.

         Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of and interest on the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

         Each Fixed-Income Fund may invest in, among other things, "parallel pay" CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class which, like the other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

         Privately issued mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than U.S. government and agency mortgage-related securities because they offer no direct or indirect governmental guarantees. Many issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal, however. The Short Bond Fund and Total Return Bond Fund may purchase some mortgage-related securities through private placements that are restricted as to further sale. The value of these securities may be very volatile.

         Adjustable-Rate Mortgage-Related Securities. Because the interest rates on the mortgages underlying adjustable-rate mortgage-related securities ("ARMS") reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMS allow a Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a Fund. Further, because of this feature, the value of ARMS is unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments. For further discussion of the risks associated with mortgage-related securities generally.

         Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities ("SMBS"). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

         CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

         CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

         Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IOs, POs and other mortgage securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

         Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets have not developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

         The Money Market Funds do not invest in SMBS, however, and the Total Return and Short Bond Funds limit their SMBS investments to 10% of total assets. The Total Return Bond and Short Bond Funds may invest in derivative securities known as "floaters" and "inverse floaters," the values of which vary in response to interest rates. These securities may be illiquid and their values may be very volatile.

         Asset-Backed Securities. Each Fixed-Income Fund may invest up to 25% (5% for the other Funds) of its total assets in asset-backed securities. These are secured by and payable from pools of assets, such as motor vehicle installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (e.g., credit card) agreements. Like mortgage-related securities, these securities are subject to the risk of prepayment.

         Variable Rate Demand Notes. Variable rate demand notes ("VRDNs") are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30-, 60-, 90-, 180-, or 365-day intervals. The interest rates are adjustable at intervals ranging from daily to six months. Adjustment formulas are designed to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments typically are based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

         The   Tax-Free   Funds  also  may  invest  in  VRDNs  in  the  form  of
participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("institution"). Participating VRDNs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the institution upon a specified number of days' notice, not to exceed seven. In addition, the Participating VRDN is backed by an irrevocable letter of credit or guaranty of the institution. A Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

         Participating VRDNs may be unrated or rated, and their creditworthiness may be a function of the creditworthiness of the issuer, the institution furnishing the irrevocable letter of credit, or both. Accordingly, the Tax-Free Funds may invest in such VRDNs, the issuers or underlying institutions of which the Manager believes are creditworthy and satisfy the quality requirements of the Funds. The Manager periodically monitors the creditworthiness of the issuer of such securities and the underlying institution.

         During periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted by governmental authorities to attempt to deal with them, interest rates have varied widely. While the value of the underlying VRDN may change with changes in interest rates generally, the variable rate nature of the underlying VRDN should minimize changes in the value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed-income securities. The Tax-Free Funds may invest in VRDNs on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such VRDNs may fluctuate; to the extent they do increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the VRDNs is made in relation to movements of various interest rate adjustment indices, the VRDNs are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the VRDNs may be higher or lower than current market rates for fixed-rate obligations of comparable quality with similar maturities.

         Structured Notes and Indexed Securities. The Funds may invest in structured notes and indexed securities. Structured notes are debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Index securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, the Manager analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.

         Municipal Securities. Because the Tax-Free Funds invest at least 80% of their total assets in obligations either issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, including industrial development bonds, as well as obligations of certain agencies and instrumentalities of the U.S. government, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax ("Municipal Securities"), or exempt from federal and California personal income tax ("California Municipal Securities"), and the California Money Fund invests at least 65% of its total assets in California Municipal Securities, and may invest in Municipal Securities, these Funds generally will have a lower yield than if they primarily purchased higher yielding taxable securities, commercial paper or other securities with correspondingly greater risk. Generally, the value of the Municipal Securities and California Municipal Securities held by these Funds will fluctuate inversely with interest rates.

         General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

         Revenue Bonds. A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a governmental assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

         Industrial Development Bonds. Industrial development bonds, which may pay tax-exempt interest, are, in most cases, revenue bonds and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business manufacturing, housing, sports, and pollution control. These bonds also are used to finance public facilities, such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payment. As a result of 1986 federal tax legislation, industrial revenue bonds may no longer be issued on a tax-exempt basis for certain previously permissible purposes, including sports and pollution control facilities.

         Participation Interests. The Tax-Free Funds may purchase from financial institutions participation interests in Municipal Securities, such as industrial development bonds and municipal lease/purchase agreements. A participation interest gives a Fund an undivided interest in a Municipal Security in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Security. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Board of Trustees has approved as meeting the Board's standards, or, alternatively, the payment obligation will be collateralized by U.S. Government securities

         For certain participation interests, these Funds will have the right to demand payment, on not more than seven days' notice, for all or any part of their participation interest in a Municipal Security, plus accrued interest. As to these instruments, these Funds intend to exercise their right to demand payment only upon a default under the terms of the Municipal Securities, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of their investment portfolios. The California Intermediate Bond Fund will not invest more than 15% of its total assets and the California Money Fund will not invest more than 10% of its total assets in participation interests that do not have this demand feature, and in other illiquid securities.

         Some participation interests are subject to a "nonappropriation" or "abatement" feature by which, under certain conditions, the issuer of the underlying Municipal Security may, without penalty, terminate its obligation to make payment. In such event, the holder of such security must look to the underlying collateral, which is often a municipal facility used by the issuer.

         Custodial Receipts. The Tax-Free Funds may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Securities that underlie the custodial receipts. A number of different arrangements are possible. In the most common custodial receipt arrangement, an issuer or a third party owning the Municipal Securities deposits such obligations with a custodian in exchange for two classes of custodial receipts with different characteristics. In each case, however, payments on the two classes are based on payments received on the underlying Municipal Securities. One class has the characteristics of a typical auction-rate security, having its interest rate adjusted at specified intervals, and its ownership changes based on an auction mechanism. The interest rate of this class generally is expected to be below the coupon rate of the underlying Municipal Securities and generally is at a level comparable to that of a Municipal Security of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, although inversely to changes in the rate of interest of the first class. If the interest rate on the first class exceeds the coupon rate of the underlying Municipal Securities, its interest rate will exceed the rate paid on the second class. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Securities. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Security of comparable quality and maturity and their purchase by one of these Funds should increase the volatility of its net asset value and, thus, its price per share. These custodial receipts are sold in private placements and are subject to these Funds' limitation with respect to illiquid investments. The Tax-Free Funds also may purchase directly from issuers, and not in a private placement, Municipal Securities having the same characteristics as the custodial receipts.

         Tender Option Bonds. The Tax-Free Funds may purchase tender option bonds and similar securities. A tender option bond is a Municipal Security, generally held pursuant to a custodial arrangement, having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, coupled with an agreement of a third party, such as a bank, broker-dealer or other financial institution, granting the security holders the option, at periodic intervals, to tender their securities to the institution and receive their face value. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Manager, on behalf of a Tax-Free Fund, considers on a periodic basis the creditworthiness of the issuer of the underlying Municipal Security, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons. The California Intermediate Bond Fund will not invest more than 15% of its total assets and the California Money Fund more than 10% of its total assets in securities that are illiquid (including tender option bonds with a tender feature that cannot be exercised on not more than seven days' notice if there is no secondary market available for these obligations).

         Obligations with Puts Attached. The Tax-Free Funds may purchase Municipal Securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the securities' maturity date. Although an obligation with a put attached is not a put option in the usual sense, it is commonly known as a "put" and is also referred to as a "stand-by commitment." These Funds will use such puts in accordance with regulations issued by the Securities and Exchange Commission ("SEC"). In 1982, the Internal Revenue Service (the "IRS") issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company would be the owner of tax-exempt municipal obligations acquired with a put option. The IRS also has issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The last such ruling was issued in 1983. The IRS subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the securities, or the participation interest therein, to be purchased by either the seller or a third party. The Tax-Free Funds intend to take the position that they are the owners of any municipal obligations acquired subject to a stand-by commitment or a similar put right and that tax-exempt interest earned with respect to such municipal obligations will be tax exempt in its hands. There is no assurance that stand-by commitments will be available to these Funds nor have they assumed that such commitments would continue to be available under all market conditions. There may be other types of municipal securities that become available and are similar to the foregoing described Municipal Securities in which these Funds may invest.

         Zero Coupon Bonds. The Fixed-Income and Money Market Funds may invest in zero coupon securities, which are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity, a specified redemption date or a cash payment date. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities are generally more volatile than the market prices of interest-bearing securities and respond more to changes in interest rates than interest-bearing securities with similar maturities and credit qualities. The original issue discount on the zero coupon bonds must be included ratably in the income of the Fixed-Income and Money Market Funds as the income accrues even though payment has not been received. These Funds nevertheless intend to distribute an amount of cash equal to the currently accrued original issue discount, and this may require liquidating securities at times they might not otherwise do so and may result in capital loss.

         Privatizations. The International and Global Equity Funds and Multi-Strategy Funds may invest in privatizations. Foreign governmental programs of selling interests in government-owned or -controlled enterprises ("privatizations") may represent opportunities for significant capital appreciation and these Funds may invest in privatizations. The ability of U.S. entities, such as these Funds, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be successful.

         Special Situations. The International and Global Equity Funds and Multi-Strategy Funds may invest in special situations. The Funds believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and similar vehicles (collectively, "special situations") could enhance their capital appreciation potential. These Funds also may invest in certain types of vehicles or derivative securities that represent indirect investments in foreign markets or securities in which it is impracticable for the Funds to invest directly. Investments in special situations may be illiquid, as determined by the Manager based on criteria reviewed by the Board. These Funds do not invest more than 15% of their net assets in illiquid investments, including special situations.

Risk Factors/Special Considerations Relating to Debt Securities

         The International and Global Equity Funds and Multi-Strategy Funds may invest in debt securities that are rated below BBB by S&P, Baa by Moody's or BBB by Fitch, or, if unrated, are deemed to be of equivalent investment quality by the Manager. As an operating policy, which may be changed by the Board of Trustees without shareholder approval, a Fund will invest no more than 5% of its assets in debt securities rated below Baa by Moody's or BBB by S&P, or, if unrated, of equivalent investment quality as determined by the Manager. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. The net asset value of a Fund will reflect these changes in market value.

         Bonds rated C by Moody's are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated C by S&P are obligations on which no interest is being paid. Bonds rated below BBB or Baa are often referred to as "junk bonds."

         Although such bonds may offer higher yields than higher-rated securities, low-rated debt securities generally involve greater price volatility and risk of principal and income loss, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low-rated debt securities are traded are more limited than those for higher-rated securities. The existence of limited markets for particular securities may diminish the ability of a Fund to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or financial markets and could adversely affect, and cause fluctuations in, the per-share net asset value of that Fund.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of a Fund to achieve its investment objectives may, to the extent it invests in low-rated debt securities, be more dependent upon such credit analysis than would be the case if that Fund invested in higher-rated debt securities.

         Low-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment-grade securities. The prices of low-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated debt securities but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low-rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low-rated debt securities defaults, a Fund may incur additional expenses to seek financial recovery. The low-rated bond market is relatively new, and many of the outstanding low-rated bonds have not endured a major business downturn.

Hedging and Risk Management Practices

         The Equity Income Fund, International and Global Equity Funds, Multi-Strategy Funds and Total Return Fund typically will not hedge against the foreign currency exchange risks associated with their investments in foreign securities. Consequently, these Funds will be very sensitive to any changes in exchange rates for the currencies in which their foreign investments are denominated or linked. These Funds may enter into forward foreign currency exchange contracts ("forward contracts") and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below, in connection with making an investment or, on rare occasions, to hedge against expected adverse currency exchange rate changes. Despite their very limited use, the Funds may enter into hedging transactions when, in fact, it is inopportune to do so and, conversely, when it is more opportune to enter into hedging transactions the Funds might not enter into such transactions. Such inopportune timing of utilization of hedging practices could result in substantial losses to the Funds.

         The Funds also may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

         The Funds (except the Money Market Funds) also may purchase other types of options and futures and may write covered options.

         Forward Contracts. A forward contract, which is individually negotiated and privately traded by currency traders and their customers, involves an obligation to purchase or sell a specific currency for an agreed-upon price at a future date.

         A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or is expecting a dividend or interest payment in order to "lock in" the U.S. dollar price of a security, dividend or interest payment. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's portfolio securities denominated in such currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that currency for a fixed dollar amount.

         In connection with a Fund's forward contract transactions, an amount of the Fund's assets equal to the amount of its commitments will be held aside or segregated to be used to pay for the commitments. Accordingly, a Fund always will have cash, cash equivalents or liquid equity or debt securities denominated in the appropriate currency available in an amount sufficient to cover any commitments under these contracts. Segregated assets used to cover forward contracts will be marked to market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future regulate them, and the ability of a Fund to utilize forward contracts may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance by a Fund than if it had not entered into such contracts. A Fund generally will not enter into a forward foreign currency exchange contract with a term greater than one year.

         Futures Contracts and Options on Futures Contracts. Except to the extent used by the Global Long-Short Fund, the Funds typically will not hedge against movements in interest rates, securities prices or currency exchange rates. The Funds (except the Money Market Funds) may still occasionally purchase and sell various kinds of futures contracts and options on futures contracts. These Funds also may enter into closing purchase and sale transactions with respect to any such contracts and options. Futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices.

         The Trusts have filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to
Section 4.5 of the regulations under the Commodity Exchange Act, the notice of eligibility included the representation that these Funds will use futures contracts and related options for bona fide hedging purposes within the meaning of CFTC regulations, provided that a Fund may hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions if the aggregate initial margin and premiums required to establish such positions will not exceed 5% of that Fund's net assets (after taking into account unrealized profits and unrealized losses on any such positions) and that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded from such 5%.

         The Funds (other than the Money Market Funds) will attempt to determine whether the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by these Funds or which they expect to purchase. When used, these Funds' futures transactions (except for the Global Long-Short Fund's transactions) generally will be entered into only for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of securities or currencies and will be purchased to protect a Fund against an increase in the price of securities it intends to purchase (or the currencies in which they are denominated). All futures contracts entered into by these Funds are traded on U.S. exchanges or boards of trade licensed and regulated by the CFTC or on foreign exchanges.

         Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting or "closing" purchase or sale transactions, which may result in a profit or a loss. While these Funds' futures contracts on securities or currencies will usually be liquidated in this manner, a Fund may make or take delivery of the underlying securities or currencies whenever it appears economically advantageous. A clearing corporation associated with the exchange on which futures on securities or currencies are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

         By using futures contracts to hedge their positions, these Funds seek to establish more certainty than would otherwise be possible with respect to the effective price, rate of return or currency exchange rate on portfolio securities or securities that these Funds propose to acquire. For example, when interest rates are rising or securities prices are falling, a Fund can seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market with respect to anticipated purchases. Similarly, a Fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. A Fund can purchase futures contracts on a foreign currency to fix the price in U.S.
dollars of a security denominated in such currency that Fund has acquired or expects to acquire.

         As part of its hedging strategy, a Fund also may enter into other types of financial futures contracts if, in the opinion of the Manager, there is a sufficient degree of correlation between price trends for that Fund's portfolio securities and such futures contracts. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Manager will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having that Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting that Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities can be substantially offset by appreciation in the value of the futures position. However, any unanticipated appreciation in the value of a Fund's portfolio securities could be offset substantially by a decline in the value of the futures position.

         The acquisition of put and call options on futures contracts gives a Fund the right (but not the obligation), for a specified price, to sell or purchase the underlying futures contract at any time during the option period. Purchasing an option on a futures contract gives a Fund the benefit of the futures position if prices move in a favorable direction, and limits its risk of loss, in the event of an unfavorable price movement, to the loss of the premium and transaction costs.

         A Fund may terminate its position in an option contract by selling an offsetting option on the same series. There is no guarantee that such a closing transaction can be effected. A Fund's ability to establish and close out positions on such options is dependent upon a liquid market.

         Loss from investing in futures transactions by a Fund is potentially unlimited.

         A Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended, for maintaining its qualification as a regulated investment company for federal income tax purposes.

         Options on Securities, Securities Indices and Currencies. Each Fund (other than the Money Market Funds) may purchase put and call options on securities in which it has invested, on foreign currencies represented in its portfolios and on any securities index based in whole or in part on securities in which that Fund may invest. A Fund also may enter into closing sales transactions in order to realize gains or minimize losses on options they have purchased.

         A Fund normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period.

         A Fund may purchase and sell options traded on U.S. and foreign exchanges. Although a Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

         Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi)
discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         Although the Funds do not (with the exception of the Global  Long-Short
Fund) currently intend to do so, they may, in the future, write (i.e., sell) covered put and call options on securities, securities indices and currencies in which they may invest. A covered call option involves a Fund's giving another party, in return for a premium, the right to buy specified securities owned by that Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against a price decline of the underlying security. However, by writing a covered call option, a Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying security. In addition, a Fund's ability to sell the underlying security is limited while the option is in effect unless that Fund effects a closing purchase transaction.

         Each Fund also may write covered put options that give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. A Fund will receive a premium for writing a put option but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to "cover" put options it has written, a Fund will cause its custodian to segregate cash, cash equivalents, U.S. Government securities or other liquid equity or debt securities with at least the value of the exercise price of the put options. A Fund will not write put options if the aggregate value of the obligations underlying the put options exceeds 25% of that Fund's total assets.

         The Global Long-Short Fund may write options that are not covered by portfolio securities. This is regarded as a speculative investment technique that could expose the Fund to substantial losses. The Global Long-Short Fund will designate liquid securities in the amount of its potential obligation under uncovered options, and increase or decrease the amount of designated assets daily based on the amount of the then-current obligation under the option. This designation of liquid assets will not eliminate the risk of loss from writing the option but it will ensure that the Global Long-Short Fund can satisfy its obligations under the option.

         There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Funds' orders.

         Equity-Linked Derivatives--SPDRs, WEBS, DIAMONDS and OPALS. Each Fund may invest in Standard & Poor's ("S&P") Depository Receipts ("SPDRs") and S&P's MidCap 400 Depository Receipts ("MidCap SPDRs"), World Equity Benchmark Series ("WEBS"), Dow Jones Industrial Average instruments ("DIAMONDS") and baskets of Country Securities ("OPALS"). Each of these instruments are derivative securities whose value follows a well-known securities index or baskets of securities.

         SPDRs and MidCap SPDRs are designed to follow the performance of S&P 500 Index and the S&P MidCap 400 Index, respectively. WEBS are currently available in 17 varieties, each designed to follow the performance of a different Morgan Stanley Capital International country index. DIAMONDS are designed to follow the performance of the Dow Jones Industrial Average which tracks the composite stock performance of 30 major U.S. companies in a diverse range of industries.

         OPALS track the performance of adjustable baskets of stocks owned by Morgan Stanley Capital (Luxembourg) S.A. (the "Counterparty") until a specified maturity date. Holders of OPALS will receive semi-annual distributions corresponding to dividends received on shares contained in the underlying basket of stocks and certain amounts, net of expenses. On the maturity date of the OPALS, the holders will receive the physical securities comprising the underlying baskets. Opals, like many of these types of instruments, represent an unsecured obligation and therefore carry with them the risk that the Counterparty will default.

         Because the prices of SPDRs, MidCap SPDRs, WEBS, DIAMONDS and OPALS are correlated to diversified portfolios, they are subject to the risk that the general level of stock prices may decline or that the underlying indices decline. In addition, because SPDRs, MidCap SPDRs, WEBS, DIAMONDS and OPALS will continue to be traded even when trading is halted in component stocks of the underlying indices, price quotations for these securities may, at times, be based upon non-current price information with respect to some of even all of the stocks in the underlying indices. In addition to the risks disclosed in "Foreign Securities" below, because WEBS mirror the performance of a single country index, a economic downturn in a single country could significantly adversely affect the price of the WEBS for that country.

Other Investment Practices

         Repurchase Agreements. Each Fund may enter into repurchase agreements. A Fund's repurchase agreements will generally involve a short-term investment in a U.S. Government security or other high-grade liquid debt security, with the seller of the underlying security agreeing to repurchase it at a mutually agreed-upon time and price. The repurchase price is generally higher than the purchase price, the difference being interest income to that Fund. Alternatively, the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on the date of repurchase. In either case, the income to a Fund is unrelated to the interest rate on the underlying security.

         Under each repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Manager, acting under the supervision of the Boards, reviews on a periodic basis the suitability and creditworthiness, and the value of the collateral, of those sellers with whom the Funds enter into repurchase agreements to evaluate potential risk. All repurchase agreements will be made pursuant to procedures adopted and regularly reviewed by the Boards.

         The Funds generally will enter into repurchase agreements of short maturities, from overnight to one week, although the underlying securities will generally have longer maturities. The Funds regard repurchase agreements with maturities in excess of seven days as illiquid. A Fund may not invest more than 15% (10% in the case of the Money Market Funds) of the value of its net assets in illiquid securities, including repurchase agreements with maturities greater than seven days.

         For purposes of the Investment Company Act, a repurchase agreement is deemed to be a collateralized loan from a Fund to the seller of the security subject to the repurchase agreement. It is not clear whether a court would consider the security acquired by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by that Fund to the seller. If bankruptcy or insolvency proceedings are commenced with respect to the seller of the security before its repurchase, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the security. If a court characterizes such a transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor. As such, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Manager seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the seller of the security.

         Apart from the risk of bankruptcy or insolvency proceedings, a Fund also runs the risk that the seller may fail to repurchase the security. However, each Fund always requires collateral for any repurchase agreement to which it is a party in the form of securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and each Fund makes payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian bank. If the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund, pursuant to its repurchase agreement, may require the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price (including interest) at all times.

         The Funds may participate in one or more joint accounts with each other and other series of the Trusts that invest in repurchase agreements collateralized, subject to their investment policies, either by (i) obligations issued or guaranteed as to principal and interest by the U.S. Government or by one of its agencies or instrumentalities, or (ii) privately issued mortgage-related securities that are in turn collateralized by securities issued by GNMA, FNMA or FHLMC, and are rated in the highest rating category by a nationally recognized statistical rating organization, or, if unrated, are deemed by the Manager to be of comparable quality using objective criteria. Any such repurchase agreement will have, with rare exceptions, an overnight, over-the-weekend or over-the-holiday duration, and in no event have a duration of more than seven days.

         Reverse Repurchase Agreements. The U.S. Equity, International and Global Equity, Multi-Strategy, Short, Government Money and Tax- Free Funds may enter into reverse repurchase agreements. A Fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. This use of proceeds involves leverage, and a Fund will enter into a reverse repurchase agreement for leverage purposes only when the Manager believes that the interest income to be earned from the investment of the proceeds would be greater than the interest expense of the transaction. A Fund also may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when sale of the Fund's securities is disadvantageous.

         The Funds cause their custodian to segregate liquid assets, such as cash, U.S. Government securities or other liquid equity or debt securities equal in value to their obligations (including accrued interest) with respect to reverse repurchase agreements. Such assets are marked to market daily to ensure that full collateralization is maintained.

         Dollar Roll Transactions. The Total Return Bond Fund and the Government Money Fund may enter into dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a security to a financial institution concurrently with an agreement by that Fund to purchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional portfolio securities of that Fund, and the income from these investments, together with any additional fee income received on the sale, may or may not generate income for that Fund exceeding the yield on the securities sold.

         At the time a Fund enters into a dollar roll transaction, it causes its custodian to segregate liquid assets such as cash, U.S. Government securities or other liquid equity or debt securities having a value equal to the purchase price for the similar security (including accrued interest) and subsequently marks the assets to market daily to ensure that full collateralization is maintained.

         Lending of Portfolio Securities. Although the Funds currently do not intend to do so, a Fund may lend its portfolio securities in order to generate additional income. Such loans may be made to broker-dealers or other financial institutions whose creditworthiness is acceptable to the Manager. These loans would be required to be secured continuously by collateral, including cash, cash equivalents, irrevocable letters of credit, U.S. Government securities, or other high-grade liquid debt securities, maintained on a current basis (i.e., marked to market daily) at an amount at least equal to 100% of the market value of the securities loaned plus accrued interest. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of a Fund or the borrower at any time. Upon such termination, that Fund is entitled to obtain the return of the securities loaned within five business days.

         For the duration of the loan, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, will receive proceeds from the investment of the collateral and will continue to retain any voting rights with respect to those securities. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially. However, the loans will be made only to borrowers deemed by the Manager to be creditworthy, and when, in the judgment of the Manager, the income which can be earned currently from such loans justifies the attendant risk.

         When-Issued and Forward Commitment Securities. The Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed delivery" basis. The price of such securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by a Fund to the issuer. While the Funds reserve the right to sell when-issued or delayed delivery securities prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the settlement price. The Funds do not believe that their net asset values will be adversely affected by their purchase of securities on a when-issued or delayed delivery basis. The Funds cause their custodian to segregate cash, U.S. Government securities or other liquid equity or debt securities with a value equal in value to commitments for when-issued or delayed delivery securities. The segregated securities either will mature or, if necessary, be sold on or before the settlement date. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund will earn no income on these assets.

         The Funds may seek to hedge investments or to realize additional gains through forward commitments to sell high-grade liquid debt securities it does not own at the time it enters into the commitments. Such forward commitments effectively constitute a form of short sale. To complete such a transaction, the Fund must obtain the security which it has made a commitment to deliver. If the Fund does not have cash available to purchase the security it is obligated to deliver, it may be required to liquidate securities in its portfolio at either a gain or a loss, or borrow cash under a reverse repurchase or other short-term arrangement, thus incurring an additional expense. In addition, the Fund may incur a loss as a result of this type of forward commitment if the price of the security increases between the date the Fund enters into the forward commitment and the date on which it must purchase the security it is committed to deliver. The Fund will realize a gain from this type of forward commitment if the security declines in price between those dates. The amount of any gain will be reduced, and the amount of any loss increased, by the amount of the interest or other transaction expenses the Fund may be required to pay in connection with this type of forward commitment. Whenever this Fund engages in this type of transaction, it will segregate assets as discussed above.

         Illiquid Securities. A Fund may invest up to 15% (10% for the Money Market Funds) of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities and includes, among others, repurchase agreements maturing in more than seven days, certain restricted securities and securities that are otherwise not freely transferable. Illiquid securities also include shares of an investment company held by a Fund in excess of 1% of the total outstanding shares of that investment company. Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933, as amended ("1933 Act"). Illiquid securities acquired by a Fund may include those that are subject to restrictions on transferability contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but that would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time that Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, that Fund might obtain a less favorable price than prevailed when it decided to sell.

         In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments often are restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be resold readily or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not determinative of the liquidity of such investments.

         Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in a Fund's inability to dispose of such securities promptly or at favorable prices.

         The Boards have delegated the function of making day-to-day determinations of liquidity to the Manager pursuant to guidelines approved by the Boards. The Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trades for the security, (ii) the number of dealers that quote prices for the security,
(iii) the number of dealers that have undertaken to make a market in the security, (iv) the number of other potential purchasers, and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Manager monitors the liquidity of restricted securities in the Funds' portfolios and reports periodically on such decisions to the Boards.


                                  RISK FACTORS

         The following describes certain risks involved with investing in the Funds in addition to those described in the prospectus or elsewhere in this Statement of Additional Information. Investors in the U.S. Asset Allocation Fund should note the risks involved with each Underlying Fund, because the U.S. Asset Allocation Fund is a "fund-of-funds."

Foreign Securities

         The U.S. Equity Funds, International and Global Equity and Multi-Strategy Funds may purchase securities in foreign countries. Accordingly, shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. Foreign investments involve the possibility of expropriation, nationalization or confiscatory taxation; taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments); default in foreign government securities, and political or social instability or diplomatic developments that could adversely affect investments. In addition, there is often less publicly available information about foreign issuers than those in the United States. Foreign companies are often not subject to uniform accounting, auditing and financial reporting standards. Further, these Funds may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts.

         Brokerage commissions, fees for custodial services and other costs relating to investments by the Funds in other countries are generally greater than in the United States. Foreign markets have different clearance and settlement procedures from those in the United States, and certain markets have experienced times when settlements did not keep pace with the volume of securities transactions which resulted in settlement difficulty. The inability of a Fund to make intended security purchases due to settlement difficulties could cause it to miss attractive investment opportunities. Inability to sell a portfolio security due to settlement problems could result in loss to the Fund if the value of the portfolio security declined, or result in claims against the Fund if it had entered into a contract to sell the security. In certain countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The securities markets of many of the countries in which these Funds may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

         Because certain securities may be denominated in foreign currencies, the value of such securities will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of a foreign currency against the U.S.

dollar results in a corresponding change in the U.S. dollar value of a Fund's securities denominated in the currency. Such changes also affect the Fund's income and distributions to shareholders. A Fund may be affected either favorably or unfavorably by changes in the relative rates of exchange among the currencies of different nations, and a Fund may therefore engage in foreign currency hedging strategies. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the Manager's ability to predict movements in exchange rates.

         Some countries in which one of these Funds may invest may also have fixed or managed currencies that are not freely convertible at market rates into the U.S. dollar. Certain currencies may not be internationally traded. A number of these currencies have experienced steady devaluation relative to the U.S. dollar, and such devaluations in the currencies may have a detrimental impact on the Fund. Many countries in which a Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments. Certain countries also limit the amount of foreign capital that can be invested in their markets and local companies, creating a "foreign premium" on capital investments available to foreign investors such as the Funds. The Funds may pay a "foreign premium" to establish an investment position which it cannot later recoup because of changes in that country's foreign investment laws.

Emerging Market Countries

         The Select 50, Global Long-Short, International and Global Funds, particularly the Emerging Asia and Emerging Markets Funds, may invest in securities of companies domiciled in, and in markets of, so-called "emerging market countries." These investments may be subject to potentially higher risks than investments in developed countries. These risks include (i) volatile social, political and economic conditions; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility;
(iii) the existence of national policies which may restrict these Funds' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain emerging market countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain emerging market countries may be slowed or reversed by unanticipated political or social events in such countries.

Exchange Rates and Policies

         The Total Return Bond, Multi-Strategy, International and Global Funds endeavor to buy and sell foreign currencies on favorable terms. Some price spreads on currency exchange (to cover service charges) may be incurred, particularly when these Funds change investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent these Funds from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to these Funds' investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

         These Funds may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.

         The Manager considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions that would affect the liquidity of the Funds' assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Manager also considers the degree of risk attendant to holding portfolio securities in domestic and foreign securities depositories (see "Investment Management and Other Services").

Concentration in Communications Industry

         The Communications Fund concentrates its investments in the global communications industry. Consequently, the Fund's share value may be more volatile than that of mutual funds not sharing this concentration. The value of the Fund's shares may vary in response to factors affecting the global communications industry, which may be subject to greater changes in governmental policies and regulation than many other industries, and regulatory approval requirements may materially affect the products and services. Because the Fund must satisfy certain diversification requirements in order to maintain its qualification as a regulated investment company within the meaning of the Internal Revenue Code, the Fund may not always be able to take full advantage of opportunities to invest in certain communications companies.

Interest Rates

         The market value of debt securities that are interest rate sensitive is inversely related to changes in interest rates. That is, an interest rate decline produces an increase in a security's market value and an interest rate increase produces a decrease in value. The longer the remaining maturity of a security, the greater the effect of interest rate changes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of its creditworthiness also affect the market value of that issuer's debt securities.

         Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in a Fund's portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fixed-Income and Money Market Fund, to the extent that it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, that Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fixed-Income and Money Market Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium. Duration is one of the fundamental tools used by the Manager in managing interest rate risks including prepayment risks. Traditionally, a debt security's "term to maturity" characterizes a security's sensitivity to changes in interest rates "Term to maturity," however, measures only the time until a debt security provides its final payment, taking no account of prematurity payments. Most debt securities provide interest ("coupon") payments in addition to a final ("par") payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affect the security's response to interest rate changes. "Duration" is considered a more precise measure of interest rate risk than "term to maturity." Determining duration may involve the Manager's estimates of future economic parameters, which may vary from actual future values. Fixed-income securities with effective durations of three years are more responsive to interest rate fluctuations than those with effective durations of one year. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.

Equity Swaps

         The U.S. Equity, Global Long-Short, International and Global Funds may invest in equity swaps. Equity swaps allow the parties to exchange the dividend income or other components of return on an equity investment (e.g., a group of equity securities or an index) for a component of return on another non-equity or equity investment. Equity swaps are derivatives, and their values can be very volatile. To the extent that the Manager does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (like the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund may suffer a loss if the counterparty defaults.

Non-Diversified Portfolio

         The California Intermediate Bond Fund is a "non-diversified" investment company under the Investment Company Act. This means that, with respect to 50% of its total assets, it may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. government). The balance of its assets may be invested in as few as two issuers. Thus, up to 25% of the Fund's total assets may be invested in the securities of any one issuer. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) the assets and revenues of which back the security, or, with respect to an industrial development bond, that is backed only by the assets and revenues of a non-governmental user, by such non-governmental user. In certain circumstances, the guarantor of a guaranteed security also may be considered to be an issuer in connection with such guarantee. By investing in a portfolio of municipal securities, a shareholder in the California Intermediate Bond Fund enjoys greater diversification than an investor holding a single municipal security. The investment return on a non-diversified portfolio, however, typically is dependent upon the performance of a smaller number of issuers relative to the number of issuers held in a diversified portfolio. If the financial condition or market assessment of certain issuers changes, this Fund's policy of acquiring large positions in the obligations of a relatively small number of issuers may affect the value of its portfolio to a greater extent than if its portfolio were fully diversified.


California Municipal Securities

         The information set forth below is a general summary intended to give a recent historical description. It is not a discussion of any specific factors that may affect any particular issuer of California Municipal Securities. The information is not intended to indicate continuing or future trends in the condition, financial or otherwise, of California. Such information is derived from official statements utilized in connection with securities offerings of the State of California that have come to the attention of the Trusts and were available prior to the date of this Statement of Additional Information. Such information has not been independently verified by the California Intermediate Bond and California Money Funds.

         Because the California  Intermediate  Bond and  California  Money Funds
expect to invest substantially all of their assets in California Municipal Securities, they will be susceptible to a number of complex factors affecting the issuers of California Municipal Securities, including national and local political, economic, social, environmental and regulatory policies and conditions. These Funds cannot predict whether or to what extent such factors or other factors may affect the issuers of California Municipal Securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by these Funds to pay interest on, or principal of, such securities. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no responsibility on the part of the State of California to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within California, and it is possible these Funds will invest in obligations of particular issuers as to which such specific factors are applicable.

         From mid-1990 to late 1993, California suffered the most severe recession in the State since the 1930s. Construction, manufacturing (especially aerospace), exports and financial services, among other industries, were severely affected. Since 1994, however, California's economy has been performing strongly. The unemployment rate, while still higher than the national average, fell to an average of 5.9% in 1998, compared to over 10 percent at the worst of the recession. The State added nearly 450,000 non-farm jobs in 1998, the largest employment gain for the State during any year this decade. About half of these job gains occurred in the services sector. Construction, retail and government also showed strong gains. The unsettled financial situation occurring in certain Asian economies and its spillover effects elsewhere have affected the State's export-related industries and, therefore, may affect the State's future rate of economic growth.

         The recession severely affected State revenues while the State's health and welfare costs were increasing. Consequently, the State had a lengthy period of budget imbalance; the State's accumulated budget deficit approached $2.8 billion at its peak at June 30, 1993. The large budget deficits depleted the State's available cash resources and it had to use a series of external borrowings to meet its cash needs. With the end of the recession, the State's financial condition improved in the 1995-96 through 1998-99 fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint. The accumulated budget deficit from the recession years was eliminated. No deficit borrowing has occurred at the end of the last four fiscal years and the State's cash flow borrowing was limited to $1.7 billion in 1998-99.

         The Governor signed the 1999-00 Budget Act on June 29, 1999. The 1999-00 Budget Act is based on projected General Fund revenues and transfers of $62.9 billion. The Budget Act provides authority for expenditures of $63.7 billion from the General Fund, $16.0 billion from Special Funds, and $1.5 billion from bond funds. Spending in the budget focuses on education, public works projects, natural resources protection, and public safety. The budget also provides greater revenues for local governments and tax cuts. The Budget Act projects a budget reserve (SFEU) at June 30, 2000 of $881 million.

         In October 1997 the Governor issued Executive Order W-163-97 stating that Year 2000 solutions would be a State priority and requiring each agency of the State, no later than December 31, 1998, to address Year

2000 problems in their essential systems and protect those systems from corruption by non-compliant systems, in accordance with the Department of Information Technology's California 2000 Program. The State reports that, although substantial progress has been made toward the goal of Y2K compliance, the task is still very large and will likely encounter unexpected difficulties. The State cannot predict whether all mission critical systems will be ready and tested by late 1999 or what impact the failure of any particular information technology systems or of outside interfaces with technology information systems might have. The State Treasurer's Office reports that as of December 31, 1998, its systems for bond payments were fully Y2K compliant. There can be no assurance that steps being taken by state or local government agencies with respect to the Year 2000 problem will be sufficient to avoid any adverse impact upon the budgets or operations of those agencies or upon the California Trust.

         After the State's budget and cash situation deteriorated as a result of the recession, all three major nationally recognized statistical rating organizations lowered their ratings for the State's general obligation bonds. However, in 1996, citing California's improving economy and budget situation, both Fitch and S&P raised their ratings from A to A+. In October 1997, Fitch raised its rating from A+ to AA- referring to California's fundamental strengths, the extent of economic recovery and the return of financial stability. In October 1998, Moody's raised its rating from A1 to Aa3 citing the State's continuing economic recovery and a number of actions taken to improve the State's credit condition, including the rebuilding of cash and budget reserves. In August 1999, S&P raised its rating from A+ to AA- citing the State's strong economic performance and its return to structural fiscal balance. It is not presently possible to determine whether, or the extent to which, Moody's, S&P or Fitch will change such ratings in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

         Constitutional and Statutory Limitations. Article XIII A of the California Constitution (which resulted from the voter approved Proposition 13 in 1978) limits the taxing powers of California public agencies. With certain exceptions, the maximum ad valorem tax on real property cannot exceed one percent of the "full cash value" of the property; Article XIII A also effectively prohibits the levying of any other ad valorem property tax for general purposes. One exception to Article XIII A permits an increase in ad valorem taxes on real property in excess of one percent for certain bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness. The "full cash value" of property may be adjusted annually to reflect increases (not to exceed two percent) or decreases, in the consumer price index or comparable local data, or to reflect reductions in property value caused by substantial damage, destruction or other factors, or when there is a "change in ownership" or "new construction".

         Constitutional   challenges  to  Article  XIII  A  to  date  have  been
unsuccessful. In 1992, the United States Supreme Court ruled that notwithstanding the disparate property tax burdens that Proposition 13 might place on otherwise comparable properties, those provisions of Proposition 13 do not violate the Equal Protection Clause of the United States Constitution.

         In response to the significant reduction in local property tax revenue caused by the passage of Proposition 13, the State enacted legislation to provide local governments with increased expenditures from the General Fund. This fiscal relief has ended, however.

         Article XIII B of the California Constitution generally limits the amount of appropriations of the State and of local governments to the amount of appropriations of the entity for such prior year, adjusted for changes in the cost of living, population and the services that the government entity has financial responsibility for providing. To the extent the "proceeds of taxes" of the State and/or local government exceed its appropriations limit, the excess revenues must be rebated. Certain expenditures, including debt service on certain bonds and appropriations for qualified capital outlay projects, are not included in the appropriations limit.

         In 1986, California voters approved an initiative statute known as Proposition 62. This initiative further restricts the ability of local governments to raise taxes and allocate approved tax receipts. While some decisions of the California Courts of Appeal have held that portions of Proposition 62 are unconstitutional, the California Supreme Court recently upheld Proposition 62's requirement that special taxes be approved by a two-thirds vote of the voters voting in an election on the issue. This recent decision may invalidate other taxes that have been imposed by local governments in California and make it more difficult for local governments to raise taxes.

         In 1988 and 1990, California voters approved initiatives known as Proposition 98 and Proposition 111, respectively. These initiatives changed the State's appropriations limit under Article XIII B to (i) require that the State set aside a prudent reserve fund for public education, and (ii) guarantee a minimum level of State funding for public elementary and secondary schools and community colleges.

         In November 1996, California voters approved Proposition 218. The initiative applied the provisions of Proposition 62 to all entities, including charter cities. It requires that all taxes for general purposes obtain a simple majority popular vote and that taxes for special purposes obtain a two-thirds majority vote. Prior to the effectiveness of Proposition 218, charter cities could levy certain taxes such as transient occupancy taxes and utility user's taxes without a popular vote. Proposition 218 will also limit the authority of local governments to impose property-related assessments, fees and charges, requiring that such assessments be limited to the special benefit conferred and prohibiting their use for general governmental services. Proposition 218 also allows voters to use their initiative power to reduce or repeal previously-authorized taxes, assessments, fees and charges.

         The effect of constitutional and statutory changes and of budget developments on the ability of California issuers to pay interest and principal on their obligations remains unclear, and may depend on whether a particular bond is a general obligation or limited obligation bond (limited obligation bonds being generally less affected). There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County filed for bankruptcy.

         Certain tax-exempt securities in which a Fund may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

         In addition, it is impossible to predict the time, magnitude, or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four-county area. The possibility exists that another such earthquake could create a major dislocation of the California economy.

         The Tax-Free Funds' (other than the Federal Money Fund) concentration in California Municipal Securities provides a greater level of risk than a fund that is diversified across numerous states and municipal entities.



INVESTMENT RESTRICTIONS

         The following policies and investment restrictions have been adopted by each Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of a Fund's outstanding voting securities as defined in the Investment Company Act. Each Fund may not:

         1. In the case of each Fixed Income Fund, purchase any common stocks or other equity securities, except that a Fund may invest in securities of other investment companies as described above and consistent with restriction number 9 below.

         2. With respect to 75% (100% for the Federal Money Fund) of its total assets, invest in the securities of any one issuer (other than the U.S. government and its agencies and instrumentalities) if immediately after and as a result of such investment more than 5% of the total assets of a Fund would be invested in such issuer. There are no limitations with respect to the remaining 25% of its total assets, except to the extent other investment restrictions may be applicable (not applicable to the Federal Money Fund). This investment restriction does not apply to the U.S. Asset Allocation and the California Intermediate Bond Fund.

         3. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies, (b) through the lending of up to 30% of its portfolio securities as described above, or (c) to the extent the entry into a repurchase agreement or a reverse dollar roll transaction is deemed to be a loan.

         4.       (a)      Borrow  money,  except  for  temporary  or  emergency
                           purposes   from  a  bank,   or  pursuant  to  reverse
                           repurchase agreements or dollar roll transactions for
                           that Fund that uses such  investment  techniques  and
                           then not in excess of  one-third  of the value of its
                           total   assets   (including   the  proceeds  of  such
                           borrowings,  at the  lower  of cost  or  fair  market
                           value).  Any  such  borrowing  will be  made  only if
                           immediately  thereafter there is an asset coverage of
                           at least 300% of all  borrowings,  and no  additional
                           investments may be made while any such borrowings are
                           in excess of 10% of total assets.  Transactions  that
                           are fully  collateralized  in a manner  that does not
                           involve   the   prohibited   issuance  of  a  "senior
                           security" within the meaning of Section 18(f) of the Investment Company Act shall not be regarded as borrowings for the purposes of this restriction.

                  (b) Mortgage, pledge or hypothecate any of its assets except in connection with permissible borrowings and permissible forward contracts, futures contracts, option contracts or other hedging transactions.

         5.       Except as  required in  connection  with  permissible  hedging activities, purchase securities on margin or underwrite securities. (This does not preclude each Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities or from engaging in transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a senior security within the meaning of Section 18(f) of the Investment Company Act.)

         6. Buy or sell real estate or commodities or commodity contracts; however, each Fund, to the extent not otherwise prohibited in the Prospectus or this Statement of Additional Information, may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in this Statement of Additional Information.

         7. Invest in securities of other investment companies, except to the extent permitted by the Investment Company Act and discussed in this Statement of Additional Information, or as such securities may be acquired as part of a merger, consolidation or acquisition of assets.

         8. Invest, in the aggregate, more than 15% (10% for the Money Market Funds) of its net assets in illiquid securities, including (under current SEC interpretations) restricted securities (excluding liquid Rule 144A-eligible restricted securities), securities which are not otherwise readily marketable, repurchase agreements that mature in more than seven days and over-the-counter options (and securities underlying such options) purchased by that Fund. (This is an operating policy that may be changed without shareholder approval, consistent with the Investment Company Act and changes in relevant SEC interpretations).

         9. Invest in any issuer for purposes of exercising control or management of the issuer. (This is an operating policy that may be changed without shareholder approval, consistent with the Investment Company Act.)

         10. Except with respect to communications companies for the Communications Fund, as described in the Prospectus and this Statement of Additional Information, invest more than 25% of the market value of its total assets in the securities of companies engaged in any one industry. (This does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities or California Municipal Obligations or Municipal Obligations for the Tax-Free Funds.) For purposes of this restriction, each Fund generally relies on the U.S. Office of Management and Budget's Standard Industrial Classifications.

         11. Issue senior securities, as defined in the Investment Company Act, except that this restriction shall not be deemed to prohibit that Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into permissible repurchase and dollar roll transactions.

         12. Except as described in this Statement of Additional Information, acquire or dispose of put, call, straddle or spread options (for other than the Total Return Bond, Short Bond, California Intermediate Bond and Global Long-Short Funds) unless:

                  (a) such options are written by other persons or are put options written with respect to securities representing 25% or less of the Fund's total assets, and

                  (b) the aggregate premiums paid on all such options which are held at any time do not exceed 5% of that Fund's total assets.

                  (This is an operating policy that may be changed without shareholder approval.)

         13. Except as described in the Prospectus and this Statement of Additional Information, engage in short sales of securities. (This is an operating policy that may be changed without shareholder approval, consistent with applicable regulations.)

         14. Purchase more than 10% of the outstanding voting securities of any one issuer. This investment restriction does not relate to the Fixed-Income Funds. (This is an operating policy that may be changed without shareholder approval.)

         15. Invest in commodities, except for futures contracts or options on futures contracts if the investments are either (a) for bona fide hedging purposes within the meaning of CFTC regulations or (b) for other than bona fide hedging purposes if, as a result thereof, no more than 5% of that Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts. The Money Market Funds may not enter into a futures contract or option on a futures contract regardless of the amount of the initial deposit or premium.

         To the extent these restrictions reflect matters of operating policy that may be changed without shareholder vote, these restrictions may be amended upon approval by the appropriate Board and notice to shareholders.

         If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

         The Board of Trustees of The Montgomery Funds has elected to value the assets of the Money Market Funds in accordance with Rule 2a-7 under the Investment Company Act. This Rule also imposes various restrictions on these Funds' portfolios which are, in some cases, more restrictive than these Funds' stated fundamental policies and investment restrictions.


                        DISTRIBUTIONS AND TAX INFORMATION

         Distributions. The Funds receive income in the form of dividends and interest earned on their investments in securities. This income, less the expenses incurred in their operations, is the Funds' net investment income, substantially all of which will be declared as dividends to the Funds' shareholders.

         The amount of ordinary income dividend payments by the Funds is dependent upon the amount of net investment income received by the Funds from their portfolio holdings, is not guaranteed and is subject to the discretion of the Funds' Board. These Funds do not pay "interest" or guarantee any fixed rate of return on an investment in their shares.

         The Funds also may derive capital gains or losses in connection with sales or other dispositions of their portfolio securities. Any net gain a Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years), although a distribution from capital gains, will be distributed to shareholders with and as a part of dividends giving rise to ordinary income. If during any year a Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time that Fund's shares may have been held by the shareholders.

         The maximum long-term federal capital gains rate for individuals is 20% with respect to capital assets held for more than 12 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income.

         Any dividend or distribution per share paid by a Fund reduces that Fund's net asset value per share on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes (except for distributions from the Tax-Free Funds to the extent not subject to income taxes).

         Dividends and other distributions will be reinvested in additional shares of the applicable Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

         Tax Information. Each Fund has elected and intends to continue to qualify to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for each taxable year by complying with all applicable requirements regarding the source of its income, the diversification of its assets, and the timing of its distributions. Each Fund that has filed a tax return has so qualified and elected in prior tax years. Each Fund's policy is to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that Fund will not be subject to any federal income tax or excise taxes based on net income. However, the Boards of Trustees may elect to pay such excise taxes if it determines that payment is, under the circumstances, in the best interests of a Fund.

         In order to qualify as a regulated investment company, each Fund must, among other things, (a) derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stocks or other securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited, for purposes of this calculation, in the case of other securities of any one issuer to an amount not greater than 5% of that Fund's assets or 10% of the voting securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S.

Government securities or securities of other regulated investment companies). As such, and by complying with the applicable provisions of the Code, a Fund will not be subject to federal income tax on taxable income (including realized capital gains) that is distributed to shareholders in accordance with the timing requirements of the Code. If a Fund is unable to meet certain requirements of the Code, it may be subject to taxation as a corporation.

         Distributions of net investment income and net realized capital gains by a Fund will be taxable to shareholders whether made in cash or reinvested in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from the eight prior taxable years will be applied against capital gains. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

         The Funds or any securities dealer effecting a redemption of the Funds' shares by a shareholder will be required to file information reports with the IRS with respect to distributions and payments made to the shareholder. In addition, the Funds will be required to withhold federal income tax at the rate of 31% on taxable dividends, redemptions and other payments made to accounts of individual or other non-exempt shareholders who have not furnished their correct taxpayer identification numbers and made certain required certifications on the Account Application Form or with respect to which a Fund or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to withholding.

         The Funds intend to declare and pay dividends and other distributions, as stated in the Prospectus. In order to avoid the payment of any federal excise tax based on net income, each Fund must declare on or before December 31 of each year, and pay on or before January 31 of the following year, distributions at least equal to 98% of its ordinary income for that calendar year and at least 98% of the excess of any capital gains over any capital losses realized in the one-year period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gains (in excess of capital losses) from the previous calendar year.

         A Fund may receive dividend distributions from U.S. corporations. To the extent that a Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of the Fund may be entitled to the "dividends received" deduction. Availability of the deduction is subject to certain holding period and debt-financing limitations.

         If more than 50% in value of the total assets of a Fund at the end of its fiscal year is invested in stock or other securities of foreign corporations, that Fund may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by that Fund. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of any foreign income taxes paid by that Fund, and (ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements. In this case, shareholders will be informed in writing by that Fund at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by that Fund) to be included in their income tax returns. If 50% or less in value of that Fund's total assets at the end of its fiscal year are invested in stock or other securities of foreign corporations, that Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign income taxes paid by that Fund. In this case, these taxes will be taken as a deduction by that Fund

         A Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. A Fund may invest up to 10% of its total assets in the stock of foreign investment companies. Such companies are likely to be treated as "passive foreign investment companies" ("PFICs") under the Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that these Funds derive from PFIC stock may be subject to a non-deductible federal income tax at the Fund level. In some cases, a Fund may be able to avoid this tax by electing to be taxed currently on its share of the PFIC's income, whether or not such income is actually distributed by the PFIC. A Fund will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where the election to be taxed currently will be made. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, a Fund may incur the PFIC tax in some instances.

         The Tax-Free Funds. Provided that, as anticipated, each Tax-Free Fund qualifies as a regulated investment company under the Code, and, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of each of the California Intermediate Bond and California Money Funds consist of obligations (including California Municipal Securities) the interest on which is exempt from California personal income taxation under the laws of California, such Fund will be qualified to pay exempt-interest dividends to its shareholders that, to the extent attributable to interest received by the Fund on such obligations, are exempt from California personal income tax. If at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Federal Money Fund consists of obligations (including Municipal
Securities) the interest on which is exempt from federal personal income taxation under the Constitution or laws of the United States, the Federal Money Fund will be qualified to pay exempt-interest dividends to its shareholders that, to the extent attributable to interest received by the Fund on such obligations, are exempt from federal personal income tax. The total amount of exempt-interest dividends paid by these Funds to their shareholders with respect to any taxable year cannot exceed the amount of interest received by these Funds during such year on tax-exempt obligations less any expenses attributable to such interest. Income from other transactions engaged in by these Funds, such as income from options, repurchase agreements and market discount on tax-exempt securities purchased by these Funds, will be taxable distributions to its shareholders.

         The Code may also subject interest received on certain otherwise tax-exempt securities to an alternative minimum tax. In addition, certain corporations which are subject to the alternative minimum tax may have to include a portion of exempt-interest dividends in calculating their alternative minimum taxable income.

         Exempt-interest dividends paid to shareholders that are corporations subject to California franchise tax will be taxed as ordinary income to such shareholders. Moreover, no exempt-interest dividends paid by these Funds will qualify for the corporate dividends-received deduction for federal income tax purposes.

         Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of these Funds is not deductible for federal income tax purposes. Under regulations used by the IRS for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares of these Funds. California personal income tax law restricts the deductibility of interest on indebtedness incurred by a shareholder to purchase or carry shares of a fund paying dividends exempt from California personal income tax, as well as the allowance of losses realized upon a sale or redemption of shares, in substantially the same manner as federal tax law. Further, these Funds may not be appropriate investments for persons who are "substantial users" of facilities financed by industrial revenue bonds or are "related persons" to such users. Such persons should consult their own tax advisers before investing in these Funds.

         Up to 85% of social security or railroad retirement benefits may be included in federal (but not California) taxable income for benefit recipients whose adjusted gross income (including income from tax-exempt sources such as tax-exempt bonds and these Funds) plus 50% of their benefits exceeding certain base amounts. Income from these Funds, and other funds like them, is included in the calculation of whether a recipient's income exceeds these base amounts, but is not taxable directly.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. It can be expected that similar proposals may be introduced in the future. Proposals by members of state legislatures may also be introduced which could affect the state tax treatment of these Funds' distributions. If such proposals were enacted, the availability of Municipal Securities for investment by these Funds and the value of these Funds' portfolios would be affected. In such event, these Funds would reevaluate their investment objectives and policies.

         Hedging. The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by a Fund. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

         For accounting purposes, when a Fund purchases an option, the premium paid by that Fund is recorded as an asset and is subsequently adjusted to the current market value of the option. Any gain or loss realized by a Fund upon the expiration or sale of such options held by that Fund generally will be capital gain or loss.

         Any security, option, or other position entered into or held by a Fund that substantially diminishes that Fund's risk of loss from any other position held by that Fund may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of a Fund's gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that a Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to a Fund that may mitigate the effects of the straddle rules.

         Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Code ("Section 1256 Contracts") and that are held by a Fund at the end of its taxable year generally will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

         Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60/40 rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Some part of a Fund's gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code, rather than as capital gain or loss.

         Redemptions and exchanges of shares of a Fund will result in gains or losses for tax purposes to the extent of the difference between the proceeds and the shareholder's adjusted tax basis for the shares. Any loss realized upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends with respect to such shares during such six-month period. Any loss realized upon the redemption or exchange of shares of a Tax-Free Fund within six months from their date of purchase will be disallowed to the extent of distributions of exempt-interest dividends with respect to such shares during such six-month period. All or a portion of a loss realized upon the redemption of shares of a Fund may be disallowed to the extent shares of that Fund are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

         Distributions and redemptions may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax treatment. Foreign taxes may apply to non-U.S. investors.

         The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Funds. The law firm of Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Funds. Shareholders are advised to consult with their own tax advisers concerning the application of foreign, federal, state and local taxes to an investment in the Funds.


                              TRUSTEES AND OFFICERS

         The Trustees of the Trusts (the two Trusts have the same members on their Boards), are responsible for the overall management of the Funds, including establishing the Funds' policies, general supervision and review of their investment activities. The officers (the two Trusts, as well as an affiliated Trust, The Montgomery Funds III, have the same officers), who administer the Funds' daily operations, are appointed by the Boards of Trustees. The current Trustees and officers of the Trusts performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below:

George A. Rio, President and Treasurer (born 1955)

60 State Street, Suite 1300, Boston, Massachusetts 02109. Mr. Rio is Executive Vice President and Client Service Director of Funds Distributor, Inc. ("FDI") (since April 1998). From June 1995 to March 1998, he was Senior Vice President, Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, he was Director of business development for First Data Corporation. From September 1993 to May 1994, he was Senior Vice President and Manager of Client Services; and Director of Internal Audit at the Boston Company.

Karen Jacoppo-Wood, Vice President and Assistant Secretary (born 1966)

60 State Street, Suite 1300, Boston, Massachusetts 02109. Ms. Jacoppo-Wood is the Assistant Vice President of FDI and an officer of certain investment companies advised or administered by Morgan, Waterhouse, RCM and Harris or their respective affiliates. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager, SEC Registration, Scudder, Stevens & Clark, Inc. From 1988 to May 1994, Ms. Jacoppo-Wood was a Senior Paralegal at The Boston Company Advisers, Inc.
(TBCA)

Margaret W. Chambers, Secretary (born 1959)

60 State Street, Suite 1300, Boston, Massachusetts 02109. Ms. Chambers is Senior Vice President and General Counsel of FDI (since April 1998). From August 1996 to March 1998, Ms. Chambers was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray.

Christopher J. Kelley, Vice President and Assistant Secretary (born 1964)

60 State Street, Suite 300, Boston, Massachusetts 02109. Mr. Kelley is the Vice President and Associate General Counsel of FDI and Premier Mutual, and an officer of certain investment companies advised or administered by Morgan, Waterhouse and Harris or their respective affiliates. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. From 1992 to 1994, Mr. Kelley was employed by Putnam Investments in Legal and Compliance capacities. Prior to 1992, Mr. Kelley attended Boston College Law School, from which he graduated in May 1992.

Mary A. Nelson, Vice President and Assistant Treasurer (born 1964)

60 State Street, Suite 1300, Boston, Massachusetts 02109. Ms. Nelson is the Vice President and Manager of Treasury Services and Administration of FDI and Premier Mutual, and an officer of certain investment companies advised or administered by Morgan, Dreyfus, Waterhouse, RCM and Harris or their respective affiliates. From 1989 to 1994 Ms. Nelson was Assistant Vice President and Client Manager for The Boston Company, Inc.

John P. Covino, Vice President and Assistant Treasurer (born 1964)

60 State Street, Suite 1300, Boston, Massachusetts 02109. Mr. Covino is a Vice President and Treasury Group Manager of Treasury Servicing and Administration of FDI. From February 1995 to November 1998, Mr. Covino was employed by Fidelity Investments where he held multiple positions in their Institutional Brokerage Group. Prior to joining Fidelity, Mr. Covino was employed by SunGard Brokerage Systems where he was responsible for the technology and development of the accounting product group.


Marie E. Connolly, Vice President and Assistant Treasurer (born 1957)

60 State Street, Suite 1300, Boston, Massachusetts 02109. Ms. Connolly is the President, Chief Executive Officer, Chief Compliance Officer and Director of FDI and Premier Mutual, and an officer of certain investment companies advised or administered by Morgan and Dreyfus or their respective affiliates. From December 1991 to July 1994, Ms. Connolly was President and Chief Compliance Officer of FDI. Prior to December 1991, Ms. Connolly served as Vice President and Controller, and later Senior Vice President of TBCA.

Douglas C. Conroy, Vice President and Assistant Treasurer (born 1969)

60 State Street, Suite 130, Boston, Massachusetts 02109. Mr. Conroy is the Assistant Vice President and Manager of Treasury Services and Administration of FDI and an officer of certain investment companies advised or administered by Morgan and Dreyfus or their respective affiliates. Prior to April 1997, Mr. Conroy was Supervisor of Treasury Services and Administration of FDI. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, Mr. Conroy was employed as a Fund Accountant at The Boston Company, Inc.

Joseph F. Tower, III, Vice President and Assistant Treasurer (born 1962)

60 State  Street,  Suite 1300,  Boston,  Massachusetts  02109.  Mr. Tower is the
Executive Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of FDI; Senior Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of Premier Mutual, and an officer of certain investment companies advised or administered by Morgan, Dreyfus and Waterhouse or their respective affiliates. Prior to April 1997, Mr. Tower was Senior Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of FDI. From July 1988 to November 1993, Mr. Tower was Financial Manager of The Boston Company, Inc.

John A. Farnsworth, Trustee (born 1941)

One California Street, Suite 1950, San Francisco, California 94111. Mr. Farnsworth is a partner of Pearson, Caldwell & Farnsworth, Inc., an executive search consulting firm. From May 1988 to September 1991, Mr. Farnsworth was the Managing Partner of the San Francisco office of Ward Howell International, Inc., an executive recruiting firm. From May 1987 until May 1988, Mr. Farnsworth was Managing Director of Jeffrey Casdin & Company, an investment management firm specializing in biotechnology companies. From May 1984 until May 1987, Mr. Farnsworth served as a Senior Vice President of Bank of America and head of the U.S. Private Banking Division.

Andrew Cox, Trustee (born 1944)

750 Vine Street, Denver, Colorado 80206. Since June 1988, Mr. Cox has been engaged as an independent investment consultant. From September 1976 until June 1988, Mr. Cox was a Vice President of the Founders Group of Mutual Funds, Denver, Colorado, and Portfolio Manager or Co-Portfolio Manager of several of the mutual funds in the Founders Group.


Cecilia H. Herbert, Trustee (born 1949)

2636 Vallejo Street, San Francisco, California 94123. Ms. Herbert was Managing Director of Morgan Guaranty Trust Company. From 1983 to 1991 she was General Manager of the bank's San Francisco office, with responsibility for lending, corporate finance and investment banking. Ms. Herbert is a member of the Boards of Groton School and Catholic Charities of San Francisco. Ms. Herbert is also a member of the Archdiocese of San Francisco Finance Council, where she chairs the Investment Committee.


R. Stephen Doyle, Chairman of the Board of Trustees (born 1939).+

101 California Street, San Francisco, California 94111. R. Stephen Doyle, the founder of Montgomery Asset Management, began his career in the financial services industry in 1974. Before starting Montgomery Asset Management in 1990, Mr. Doyle was a General Partner and member of the Management Committee at Montgomery Securities with specific responsibility for private placements and venture capital. Prior to joining Montgomery Securities, Mr. Doyle was at E. F. Hutton & Co. as a Vice President with responsibility for both retail and institutional accounts. Mr. Doyle was also with Connecticut General Insurance, where he served as a Consultant to New York Stock Exchange Member Firms in the area of financial planning.

         The officers of the Trusts, and the Trustees who are considered "interested persons" of the Trusts, receive no compensation directly from the Trusts for performing the duties of their offices. However, those officers and Trustees who are officers or partners of the Manager or the Distributor may receive remuneration indirectly because the Manager will receive a management fee from the Funds and Funds Distributor, Inc., will receive commissions for executing portfolio transactions for the Funds. The Trustees who are not affiliated with the Manager or the Distributor receive an annual retainer and fees and expenses for each regular Board meeting attended. The aggregate compensation paid by each Trust to each of the Trustees during the fiscal year ended June 30, 1999, and to be paid during the fiscal year ending June 30, 2000, and the aggregate compensation paid to each of the Trustees during the fiscal year ended June 30, 1999, and to be paid during the fiscal year ending June 30, 2000, by all of the registered investment companies to which the Manager provides investment advisory services, are set forth below.


---------------
+ Trustee deemed an "interested person" of the Funds as defined in the Investment Company Act.

                               -----------------------------------------------------------------------------------------------
                                                                          Fiscal Year
                                                                      Ended June 30, 1999
                               -----------------------------------------------------------------------------------------------
                                   Aggregate                 Aggregate               Pension or             TotalCompensation
                               Compensation from         Compensation from       Retirement Benefits       From the Trust and
                                 The Montgomery            The Montgomery         Accrued as Part of          Fund Complex
Name of Trustee                       Funds                   Funds II              Fund Expenses*        (1 additional Trust)
---------------                       -----                   --------              --------------        --------------------
R. Stephen Doyle                       None                      None                      --                      None

John A. Farnsworth                    $35,000                  $15,000                     --                     $55,000

Andrew Cox                            $35,000                  $15,000                     --                     $55,000

Cecilia H. Herbert                    $35,000                  $15,000                     --                     $55,000

* The Trusts do not maintain pension or retirement plans.



         The Class R, Class P and Class L shares of the Funds are all sold without a sales load. Therefore, there is no existing arrangement to reduce or eliminate any sales loads for Trustees and other affiliated persons of the Trust.


                    INVESTMENT MANAGEMENT AND OTHER SERVICES

         Investment Management Services. As stated in each Prospectus, investment management services are provided to the Funds (except the Global Long-Short and U.S. Asset Allocation Funds) by Montgomery Asset Management LLC (the "Manager"), pursuant to an Investment Management Agreement between the Manager and The Montgomery Funds dated July 31, 1997; and to the Global Long-Short and U.S. Asset Allocation Funds by the Manager pursuant to an Investment Management Agreement between the Manager and The Montgomery Funds II dated July 31, 1997 (together, the "Agreements").

         The Agreements are in effect with respect to each Fund for two years after the Fund's inclusion in its Trust's Agreement (on or around its beginning of public operations) and then continue for each Fund for periods not exceeding one year so long as such continuation is approved at least annually by (1) the Board of the appropriate Trust or the vote of a majority of the outstanding shares of that Fund, and (2) a majority of the Trustees who are not interested persons of any party to the relevant Agreement, in each case by a vote cast in person at a meeting called for the purpose of voting on such approval. The Agreements may be terminated at any time, without penalty, by a Fund or the Manager upon 60 days' written notice, and are automatically terminated in the event of its assignment as defined in the Investment Company Act.

         For services performed under the Agreements, each Fund pays the Manager a management fee (accrued daily but paid when requested by the Manager) based upon the average daily net assets of the Fund at the following annual rates:

                                      B-45



FUND                                                              AVERAGE DAILY NET ASSETS                     ANNUAL RATE
----                                                              ------------------------                     -----------
U.S. Equity Funds

Montgomery Growth Fund                                              First $500 million                            1.00%
                                                                    Next $500 million                             0.90%
                                                                    Over $1 billion                               0.85%

Montgomery U.S. Emerging Growth Fund                                First $200 million                            1.40%
                                                                    Over $200 million                             1.25%

Montgomery Small Cap Fund                                           First $250 million                            1.00%
                                                                    Over $250 million                             0.80%

Montgomery Equity Income Fund                                       First $500 million                            0.60%
                                                                    Over $500 million                             0.50%


International and Global Equity Funds

                                                                    First $500 million
Montgomery International Growth Fund                                Next $500 million                             1.10%
                                                                    Over  $1 billion                              1.00%
                                                                                                                  0.90%

                                                                    First $250 million
Montgomery International Small Cap Fund                             Over $250 million                             1.25%
                                                                                                                  1.00%

                                                                    First $500 million
Montgomery Global Opportunities Fund                                Next $500 million                             1.25%
                                                                    Over $1 billion                               1.10%
                                                                                                                  1.00%

                                                                    First $250 million
Montgomery Global Communications Fund                               Over $250 million                             1.25%
                                                                                                                  1.00%

                                                                    First $250 million
Montgomery Emerging Markets Fund                                    Over $250 million                             1.25%
                                                                                                                  1.00%


                                                                B-46


FUND                                                              AVERAGE DAILY NET ASSETS                     ANNUAL RATE
----                                                              ------------------------                     -----------
                                                                    First $500 million
Montgomery Emerging Asia Fund                                       Next $500 million                             1.25%
                                                                    Over $1 billion                               1.10%
                                                                                                                  1.00%


Multi-Strategy Funds

                                                                    First $250 million
Montgomery Global Long-Short Fund                                   Over $250 million                             1.50%
                                                                                                                  1.25%

                                                                    First $250 million
Montgomery Select 50 Fund                                           Next $250 million                             1.25%
                                                                    Over $500 million                             1.00%
                                                                                                                  0.90%
Montgomery U.S. Asset Allocation Fund                               All Amounts                                   NONE*


Fixed-Income and Money Market Funds

                                                                    First $500 million
Montgomery Total Return Bond Fund                                   Over $500 million                             0.50%
                                                                                                                  0.40%

                                                                    First $500 million
Montgomery Short Duration Government Bond Fund                      Over $500 million                             0.50%
                                                                                                                  0.40%

                                                                    First $250 million
Montgomery Government Money Market Fund                             Next $250 million                             0.40%
                                                                    Over $500 million                             0.30%
                                                                                                                  0.20%

                                                                    First $500 million
Montgomery Federal Tax-Free Money Fund                              Over $500 million                             0.40%
                                                                                                                  0.30%

                                                                    First $500 million
Montgomery California Tax-Free Intermediate Bond Fund               Over $500 million                             0.50%
                                                                                                                  0.40%

                                                                    First $500 million
Montgomery California Tax-Free Money Fund                           Over $500 million                             0.40%
                                                                                                                  0.30%

                                                                B-47



* This amount represents only the management fee of the U.S. Asset Allocation.


         As noted in the Prospectus, the Manager has agreed in an Operating Expense Agreement with each Trust to reduce some or all of its management fee (and to reimburse other Fund expenses) if necessary to keep total operating expenses, expressed on an annualized basis, at or below the following percentages of each Fund's average net assets (excluding interest, taxes, dividend expenses and Rule 12b-1 Plan fees):

                                                        TOTAL EXPENSE LIMITATION
FUND                                                           (ANNUAL RATE)


U.S. Equity Funds
Montgomery Growth Fund                                             1.50%
--------------------------------------------------------------------------------
Montgomery U.S. Emerging Growth Fund                               1.50%
--------------------------------------------------------------------------------
Montgomery Small Cap Fund                                          1.40%
--------------------------------------------------------------------------------
Montgomery Equity Income Fund                                      0.85%


International and Global Equity Funds
Montgomery International Growth Fund                               1.65%
--------------------------------------------------------------------------------
Montgomery International Small Cap Fund                            1.90%
--------------------------------------------------------------------------------
Montgomery Global Opportunities Fund                               1.90%
--------------------------------------------------------------------------------
Montgomery Global Communications Fund                              1.90%
--------------------------------------------------------------------------------
Montgomery Emerging Markets Fund                                   1.90%
--------------------------------------------------------------------------------
Montgomery Emerging Asia Fund                                      1.90%


Multi-Strategy Funds
Montgomery Global Long-Short Fund                                  2.35%
--------------------------------------------------------------------------------
Montgomery Select 50 Fund                                          1.80%
--------------------------------------------------------------------------------
Montgomery U.S. Asset Allocation Fund                        1.30%, including
                                                                 expenses
                                                              of underlying
                                                                   Funds


Fixed-Income and Money Market Funds
Montgomery Total Return Bond Fund                                  0.70%
--------------------------------------------------------------------------------
Montgomery Short Duration Government Bond Fund                     0.70%
--------------------------------------------------------------------------------
Montgomery Government Money Market Fund                            0.60%
--------------------------------------------------------------------------------
Montgomery Federal Tax-Free Money Fund                             0.60%
--------------------------------------------------------------------------------

Montgomery California Tax-Free Intermediate Bond Fund              0.70%
--------------------------------------------------------------------------------
Montgomery California Tax-Free Money Fund                          0.60%
--------------------------------------------------------------------------------


         The Operating Expense Agreements have a 10-year rolling term. The Manager also may voluntarily reduce additional amounts to increase the return to a Fund's investors. Any reductions made by the Manager in its fees are subject to reimbursement by that Fund within the following three years provided the Fund is able to effect such reimbursement and remain in compliance with the foregoing expense limitations. The Manager generally seeks reimbursement for the oldest reductions and waivers before payment by the Funds for fees and expenses for the current year.

         Operating expenses for purposes of the Agreements include the Manager's management fee but do not include any taxes, interest, brokerage commissions, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation.

         The Agreements were approved with respect to each Fund by the Boards at duly called meetings. In considering the Agreements, the Trustees specifically considered and approved the provision that permits the Manager to seek reimbursement of any reduction made to its management fee within the three-year period. The Manager's ability to request reimbursement is subject to various conditions. First, any reimbursement is subject to a Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations in place at that time. Second, the Manager must specifically request the reimbursement from the relevant Board. Third, the relevant Board must approve such reimbursement as appropriate and not inconsistent with the best interests of the Fund and the shareholders at the time such reimbursement is requested. Because of these substantial contingencies, the potential reimbursements will be accounted for as contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable; but the full amount of the potential liability will appear in a footnote to each Fund's financial statements. At such time as it appears probable that a Fund is able to effect such reimbursement, that the Manager intends to seek such reimbursement and that the Board of Trustees has or is likely to approve the payment of such reimbursement, the amount of the reimbursement will be accrued as an expense of that Fund for that current period.

         As compensation  for its investment  management  services,  each of the following  Funds  paid  the  Manager  investment  advisory  fees in the  amounts
specified  below.   Additional   investment  advisory  fees  payable  under  the
Agreements  may have instead  been waived by the Manager,  but may be subject to reimbursement by the respective Funds as discussed previously.


FUND                                                                                     YEAR OR PERIOD ENDED JUNE 30,
                                                                                 1999                 1998                  1997
                                                                             -----------           -----------          -----------
U.S. Equity Funds
Montgomery Growth Fund                                                       $ 8,698,673           $12,414,444          $ 9,429,758
Montgomery U.S. Emerging Growth Fund                                         $ 4,867,019           $ 4,997,558          $ 4,042,815
Montgomery Small Cap Fund                                                    $ 1,529,933           $ 2,244,080          $ 2,290,187
Montgomery Equity Income Fund                                                $   303,646           $   427,314          $   244,249

International and Global Equity Funds

                                                                B-49



FUND                                                                                     YEAR OR PERIOD ENDED JUNE 30,
                                                                                 1999                 1998                  1997
                                                                             -----------           -----------          -----------
Montgomery International Growth Fund                                         $ 2,215,164           $   626,903          $   378,515
Montgomery International Small Cap Fund                                      $   855,638           $   893,323          $   823,594
Montgomery Global Opportunities Fund                                         $   923,286           $   833,421          $   562,210
Montgomery Global Communications Fund                                        $ 3,513,626           $ 2,423,093          $ 2,298,528
Montgomery Emerging Markets Fund                                             $ 4,630,828           $11,315,548          $10,621,310
Montgomery Emerging Asia Fund                                                $   562,967           $   643,231          $   257,092

Multi-Strategy Funds
Montgomery Global Long-Short Fund                                            $   885,497++         $   863,717*                 N/A
Montgomery Select 50 Fund                                                    $ 2,118,848           $ 3,130,440          $ 1,366,989
Montgomery U.S. Asset Allocation Fund                                        $         0+          $         0+         $ 1,211,759

Fixed Income and Money Market Funds
Montgomery Total Return Bond Fund                                            $   340,724           $   386,758                  N/A
Montgomery Short Duration Government Bond Fund                               $ 1,019,539           $   296,242          $   231,870
Montgomery Government Money Market Fund                                      $ 2,230,429           $ 2,147,103          $ 2,175,561
Montgomery Federal Tax-Free Money Fund                                       $   763,874           $   783,661          $   319,348
Montgomery California Tax-Free Intermediate Bond Fund                        $   357,085           $   235,081          $   103,992
Montgomery California Tax-Free Money Fund                                    $ 1,135,573           $   640,819          $   538,030


*    For the fiscal year ended March 31, 1999
++ For the period of April 1, 1999 through June 30, 1999. The Global Long-Short Fund changed its fiscal year from March 31 to June 30.
+    Does not include investment advisory fees paid to the underlying Funds.


         The Manager also may act as an investment adviser or administrator to other persons, entities, and corporations, including other investment companies. Please refer to the table above, which indicates officers and trustees who are affiliated persons of the Trusts and who are also affiliated persons of the Manager.

         The use of the name "Montgomery" by the Trusts and by the Funds is pursuant to the consent of the Manager, which may be withdrawn if the Manager ceases to be the Manager of the Funds.

         Share Marketing Plan. The Trusts have adopted a Share Marketing Plan (or Rule 12b-1 Plan) (the "12b-1 Plan") with respect to the Funds pursuant to Rule 12b-1 under the Investment Company Act. The Distributor serves as the distribution coordinator under the 12b-1 Plan and, as such, receives any fees paid by the Funds pursuant to the 12b-1 Plan.

         On August 24, 1995, the Board of Trustees of the Trusts, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (the "Independent Trustees"), at their regular quarterly meeting, adopted the 12b-1 Plan for the newly designated Class P and Class L shares of each Fund. Class R shares are not covered by the 12b-1 Plan. The 12b-1 Plan applies to the Class B and Class C shares of the Global Long-Short Fund.

         Under the 12b-1 Plan, each Fund pays distribution fees to the Distributor at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to its Class P shares and at an annual rate of 0.75% of the Fund's aggregate average daily net assets attributable to its Class L shares (or Class B and Class C shares), respectively, to reimburse the Distributor for its expenses in connection with the promotion and distribution of those Classes.

         The 12b-1 Plan provides that the Distributor may use the distribution fees received from the Class of the Fund covered by the 12b-1 Plan only to pay for the distribution expenses of that Class. The 12b-1 Plan reimburses the Distributor only for expenses incurred.

         For the fiscal year ended June 30, 1999, the 12b-1 Plan incurred the following expenses:


FUND                                                                        COMPENSATION TO BROKER-DEALERS
----                                                                        ------------------------------
Montgomery Growth Fund                                                                 $    432
Montgomery Small Cap Fund                                                              $ 45,321
Montgomery Equity Income Fund                                                          $  7,493
Montgomery International Growth Fund                                                   $  2,122
Montgomery International Small Cap Fund                                                $    109
Montgomery Emerging Markets Fund                                                       $    925
Montgomery Global Long-Short Fund (period ended 6/30/99 including non-Rule
    12b-1 servicing fees)                                                              $390,552
Montgomery Select 50 Fund                                                              $    116
Montgomery U.S. Asset Allocation Fund                                                  $    165
Montgomery Short Duration Government Bond Fund                                         $  4,785



         All 12b-1 Plan expenses were used to compensate broker-dealers who sold the Funds. Except as described in this Statement of Additional Information, none of the 12b-1 Plan expenses were used towards advertising, printing/mailing of prospectuses to other than current shareholders of the Funds, compensation to underwriters, compensation to sales personnel, interest, carrying or other financing charges.

         Distribution fees are accrued daily and paid monthly, and are charged as expenses as accrued. To the extent that 12b-1 Plan fees are incurred in connection with distribution of the shares of more than one Fund, the fees paid by each such participating Fund may be used to finance the distribution of another Fund. In such instances, the distribution fees incurred will be allocated among the participating Funds according to relative net asset size of the participating Funds.

         Shares are not obligated under the 12b-1 Plan to pay any distribution expense in excess of the distribution fee. Thus, if the 12b-1 Plan were terminated or otherwise not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the Class to the Distributor. As of June 30, 1998, the total 12b-1 Plan expenses accrued but not paid for The Montgomery Funds and The Montgomery Funds II were $182.86, which amounted to 0.00% of the Funds' net assets at that time.

         The 12b-1 Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Trustees of the Trust, including a majority of the Independent Trustees, vote annually to continue the 12b-1 Plan. The Board determined that there are various anticipated benefits to the Funds from such continuation, including the likelihood that the Plan will stimulate sales of shares of the Trusts and assist in increasing the asset base of the Trusts in the face of competition from a variety of financial products and the potential advantage to the shareholders of the Trusts of prompt and significant growth of the asset base of the Trusts, including greater liquidity, more investment flexibility and achievement of greater economies of scale. The 12b-1 Plan (and any distribution agreement between the Fund, the Distributor or the Manager and a selling agent with respect to the shares) may be terminated without penalty upon at least 60-days' notice by the Distributor or the Manager, or by the Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares (as defined in the Investment Company Act) of the Class to which the 12b-1 Plan applies. Neither any "interested person" of the Trusts (as that term is used under the 1940 Act) nor any trustee of the Trusts who is not any interested person of the Trusts has any direct or indirect financial interests in the operation of the 12b-1 Plan.

         All distribution fees paid by the Funds under the 12b-1 Plan will be paid in accordance with Rule 2830 of the NASD Regulation, Inc. Rules of Conduct, as such Rule may change from time to time. Pursuant to the 12b-1 Plan, the Boards of Trustees will review at least quarterly a written report of the distribution expenses incurred by the Manager on behalf of the shares of each Fund. In addition, as long as the 12b-1 Plan remains in effect, the selection and nomination of Trustees who are not interested persons (as defined in the Investment Company Act) of the Trust shall be made by the Trustees then in office who are not interested persons of the Trust.

         Shareholder Services Plan. The Trusts have adopted a Shareholder Services Plan (the "Services Plan") with respect to the Funds. The Manager (or its affiliate) serves as the service provider under the Services Plan and, as such, receives any fees paid by the Funds pursuant to the Services Plan. The Trusts have not yet implemented the Services Plan for any Fund other than the Class R shares of the Global Long-Short Fund.

         On August 24, 1995, the Board of Trustees of the Trusts, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Services Plan or in any agreement related to the Services Plan (the "Independent Trustees"), at their regular quarterly meeting, adopted the Services Plan for the Class P and Class L shares of each Fund. The Plan was later amended to cover Class R shares of the Global Long-Short Fund.

         Under the Services Plan, the covered shares of each Fund will pay a continuing service fee to the Manager, the Distributor or other service providers, in an amount, computed and prorated on a daily basis, equal to 0.25% per annum of the average daily net assets of the covered shares of each Fund. Such amounts are compensation for providing certain services to clients owning those shares of the Funds, including personal services such as processing purchase and redemption transactions, assisting in change of address requests and similar administrative details, and providing other information and assistance with respect to a Fund, including responding to shareholder inquiries.

         The Distributor. Funds Distributor, Inc., the Distributor, may provide certain administrative services to the Funds on behalf of the Manager. The
Distributor will also perform investment banking, investment advisory and brokerage services for persons other than the Funds, including issuers of securities in which the Funds may invest. These activities from time to time may result in a conflict of interests of the Distributor with those of the Funds, and may restrict the ability of the Distributor to provide services to the Funds.

         Referral Arrangements. The Distributor from time to time compensates other parties for the solicitation of additional investments by existing shareholders or new shareholder accounts. No Fund will pay this compensation out of its assets unless it has adopted a Rule 12b-1 plan. The Distributor pays compensation only to those who have a written agreement with the Distributor or the Manager. The only agreement currently in place is with Round Hill Securities, Inc. ("Round Hill") and relates to a very limited number of its registered representatives. The Distributor currently pays Round Hill at the annual rate of 0.25% of average daily assets introduced and maintained in customer accounts of these representatives. The Distributor also may reimburse certain solicitation expenses.

         The Custodian. The Chase Manhattan Bank serves as principal Custodian of the Funds' assets, which are maintained at the Custodian's office at 4 Chase MetroTech Center, Brooklyn, New York, 11245, and at the offices of its branches and agencies throughout the world. The Board has delegated various foreign custody responsibilities to the Custodian, as the "Foreign Custody Manager" for the Funds to the extent permitted by Rule 17f-5. The Custodian has entered into agreements with foreign sub-custodians in accordance with delegation instructions approved by the Board pursuant to Rule 17f-5 under the Investment Company Act. The Custodian, its branches and sub-custodians generally hold certificates for the securities in their custody, but may, in certain cases, have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities. Compensation for the services of the Custodian is based on a schedule of charges agreed on from time to time.

         Administrative and Other Services. Montgomery Asset Management, LLC ("MAM") serves as the Administrator to the Funds pursuant to an Administrative Services Agreement among the Trusts and MAM (the "Agreement"). In approving the Agreement, the Board of each Trust, including a majority of the independent Trustees, recognizes that the Agreement involves an affiliate of the Trusts; however, it has made separate determinations that, among other things, the nature and quality of the services rendered under the Agreement are at least equal to the nature and quality of the service that would be provided by an unaffiliated entity. Subject to the control of the Trusts and the supervision of the Board of each Trust, the Administrator performs the following types of services for the Funds: (i) furnish performance, statistical and research data;
(ii) prepare and file various reports required by federal, state and other applicable laws and regulations; (iii) prepare and print of all documents, prospectuses and reports to shareholders; (iv) prepare financial statements; (v) prepare agendas, notices and minutes for each meeting of the Boards; (vi) develop and monitor compliance procedures; (vii) monitor Blue Sky filings and
(viii) manage legal services. For its services performed under the Agreement, each Fund, with the exception of the U.S. Asset Allocation Fund, pays the Administrator an administrative fee based upon a percentage of the average daily net assets of each Fund. The fee per Fund varies from an annual rate of 0.07% to 0.04% depending on the Fund and level of assets.

         Chase Global Funds Services Company ("Chase"), 73 Fremont Street, Boston, Massachusetts 02108, serves as the Sub-Administrator to the Funds pursuant to a Mutual Funds Service Agreement (the "Sub-Agreement") between Chase and MAM. Subject to the control, direction and supervision of MAM and the Trusts, Chase assists MAM in providing administrative services to the Funds. As compensation for the services rendered pursuant to the Sub-Agreement, MAM pays Chase an annual sub-administrative fee based upon a percentage of the average net assets in the aggregate of the Trusts and The Montgomery Funds III. The sub-administrative fee is paid monthly for the month or portion of the month Chase assists MAM in providing administrative services to the Funds. This fee is based on all assets of the Trusts and related trusts or funds and is equal to an annual rate of 0.01625% of the first $3 billion, plus 0.0125% of the next $2 billion and 0.0075% of amounts over $5 billion. The sub-administrative fee paid to Chase is paid from the administrative fees paid to MAM by the Funds. Chase succeeded First Data Corporation as sub-administrator.

         Chase also serves as Fund Accountant to the Trusts pursuant to Mutual Funds Service Agreements ("Fund Accounting Agreement") entered into between each Trust and Chase on May 3, 1999. By entering into the Fund Accounting Agreement, Chase also succeeds First Data Corporation as Fund Accountant to the Trusts. As Fund Accountant, Chase provides the Trusts with various services, including, but are not limited to: (i) maintaining the books and records for the Funds' assets,
(ii) calculating net asset values of the Funds, (iii) accounting for dividends and distributions made by the Funds, and (iv) assisting the Funds' independent auditors with respect to the annual audit. This fee is based on all assets of the Trusts and related trusts or funds and is equal to an annual rate of 0.04875% of the first $3 billion, plus 0.0375% of the next $2 billion and 0.0225% of amounts over $5 billion.

         The  table  below  provides   information  on  the  administrative  and
accounting  fees paid over the past three  fiscal  years (or  shorter  period of operations).


                                                                        Administrative Fees Paid        Fund Accounting Fees Paid
                                                                         for year ended June 30,        for period ended June 30,
                                                                     ------------------------------   ------------------------------
FUND                                                                   1999       1998       1997       1999       1998       1997
------                                                               --------   --------   --------   --------   --------   --------
U.S. Equity Funds
Montgomery Growth Fund                                               $596,578   $868,583   $638,777   $343,900   $375,344   $389,724
Montgomery U.S. Emerging Growth Fund*                                $244,217   $250,482   $199,769   $123,298   $112,317   $112,944
Montgomery Small Cap Fund                                            $107,095   $157,086   $172,324   $ 56,198   $ 67,348   $ 88,976
Montgomery Equity Income Fund                                        $ 25,341   $ 32,314   $ 21,235   $ 11,543   $ 13,204   $ 14,461

International and Global Equity Funds
Montgomery International Growth Fund                                 $128,893   $ 29,195   $ 17,056   $110,827   $ 26,492   $ 21,242
Montgomery International Small Cap Fund                              $ 32,122   $ 33,023   $ 30,724   $ 24,362   $ 33,900   $ 37,441
Montgomery Global Opportunities Fund                                 $ 40,303   $ 34,872   $ 20,336   $ 34,332   $ 34,601   $ 23,797
Montgomery Global Communications Fund                                $198,318   $127,310   $117,299   $169,391   $118,147   $141,555
Montgomery Emerging Markets Fund                                     $265,350   $666,433   $614,941   $269,638   $640,146   $848,397
Montgomery Emerging Asia Fund**                                      $ 22,722   $ 30,353   $ 14,405   $ 21,080   $ 26,355   $ 15,789

Multi-Strategy Funds
Montgomery Global Long-Short Fund***                                 $ 31,290   $ 38,828       --     $ 27,883       --         --
Montgomery Select 50 Fund                                            $118,656   $169,530   $ 71,610   $ 98,812   $161,222   $ 82,884
Montgomery U.S. Asset Allocation Fund#                                   --         --     $ 93,812   $ 14,323   $ 10,235   $ 52,839

Fixed Income and Money Market Funds
Montgomery Total Return Bond Fund**                                  $ 30,298   $ 38,676       --     $ 27,733   $ 21,399       --
Montgomery Short Duration Government Bond Fund                       $ 64,534   $ 26,924   $ 19,451   $ 47,513   $ 17,363   $ 15,151
Montgomery Government Money Market Fund                              $321,086   $283,260   $220,705   $341,653   $209,006   $191,293
Montgomery Federal Tax-Free Money Fund***                            $ 62,270   $ 62,064   $ 39,920   $ 44,264   $ 37,807   $ 31,496
Montgomery California Tax-Free Intermediate Bond Fund                $ 20,231   $ 14,557   $  9,036   $ 17,029   $  8,698   $  7,511
Montgomery California Tax-Free Money Fund                            $122,096   $ 88,361   $ 58,217   $ 89,625   $ 52,914   $ 43,736


*      Formerly Montgomery Micro Cap Fund.

                                                                B-54



** Montgomery Emerging Asia Fund commenced operations on September 30, 1996, Montgomery Total Return Bond Fund commenced operations on June 30, 1997 and Montgomery Federal Tax-Free Money Fund commenced operations on July 15, 1996.
*** Montgomery Global Long-Short Fund commenced operations on December 31, 1997. The fees noted in the table are as of fiscal year end March 31, 1999. The Montgomery Global Long-Short Fund has changed its fiscal year end from March 31 to June 30.
#      Formerly Montgomery Asset Allocation Fund.


                       EXECUTION OF PORTFOLIO TRANSACTIONS

         In all purchases and sales of securities for the Funds, the primary consideration is to obtain the most favorable price and execution available. The Manager determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute the Funds' portfolio transactions, subject to the instructions of, and review by, the Funds and their Boards. Purchases and sales of securities within the U.S. other than on a securities exchange will generally be executed directly with a "market-maker" unless, in the opinion of the Manager or a Fund, a better price and execution can otherwise be obtained by using a broker for the transaction.

         The International and Global Equity Funds contemplate purchasing most equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. A Fund purchasing ADRs and EDRs may purchase those listed on stock exchanges, or traded in the over-the-counter markets in the U.S. or Europe, as the case may be. ADRs, like other securities traded in the U.S., will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which a Fund may invest may be traded in the over-the-counter markets.

         Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Funds will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

         In placing portfolio transactions, the Manager will use its best efforts to choose a broker-dealer capable of providing the services necessary generally to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the firm's ability to execute trades in a specific market required by a Fund, such as in an emerging market, the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors.

         Provided the Trusts' officers are satisfied that the Funds are receiving the most favorable price and execution available, the Manager may also consider the sale of the Funds' shares as a factor in the selection of broker-dealers to execute their portfolio transactions. The placement of portfolio transactions with broker-dealers who sell shares of the Funds is subject to rules adopted by NASD Regulation, Inc.

         While the Funds' general policy is to seek first to obtain the most favorable price and execution available, in selecting a broker-dealer to execute
portfolio  transactions,   weight  may  also  be  given  to  the  ability
of a broker-dealer to furnish brokerage, research and statistical services to the Funds or to the Manager, even if the specific services were not imputed just to the Funds and may be lawfully and appropriately used by the Manager in advising other clients. The Manager considers such information, which is in addition to, and not in lieu of, the services required to be performed by it under the Agreement, to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker or evaluating the spread to be paid to a dealer, a Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by that Fund and the Manager to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to that Fund or assist the Manager in carrying out its responsibilities to that Fund. The standard of reasonableness is to be measured in light of the Manager's overall responsibilities to the Funds. The Boards review all brokerage allocations where services other than best price and execution capabilities are a factor to ensure that the other services provided meet the criteria outlined above and produce a benefit to the Funds.

         Investment decisions for a Fund are made independently from those of other client accounts of the Manager or its affiliates, and suitability is always a paramount consideration. Nevertheless, it is possible that at times the same securities will be acceptable for one or more Funds and for one or more of such client accounts. The Manager and its personnel may have interests in one or more of those client accounts, either through direct investment or because of management fees based on gains in the account. The Manager has adopted allocation procedures to ensure the fair allocation of securities and prices between the Funds and the Manager's various other accounts. These procedures emphasize the desirability of bunching trades and price averaging (see below) to achieve objective fairness among clients advised by the same portfolio manager or portfolio team. Where trades cannot be bunched, the procedures specify alternatives designed to ensure that buy and sell opportunities are allocated fairly and that, over time, all clients are treated equitably. The Manager's trade allocation procedures also seek to ensure reasonable efficiency in client transactions, and they provide portfolio managers with reasonable flexibility to use allocation methodologies that are appropriate to their investment discipline on client accounts.

         To the extent any of the Manager's client accounts and a Fund seek to acquire the same security at the same general time (especially if that security is thinly traded or is a small-cap stock), that Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, a Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day's transactions in such security generally will be allocated between that Fund and all such client accounts in a manner deemed equitable by the Manager, taking into account the respective sizes of the accounts, the amount being purchased or sold and other factors deemed relevant by the Manager. In many cases, a Funds' transactions are bunched with the transactions for other client accounts. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as that Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for that Fund.

         Other than for the Global Long-Short Fund and the Fixed-Income and Money Market Funds, the Manager's sell discipline for investments in issuers is based on the premise of a long-term investment horizon; however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Manager in determining the appropriate investment horizon.

         For each Fund, sell decisions at the country level are dependent on the results of the Manager's asset allocation model. Some countries impose restrictions on repatriation of capital and/or dividends which would lengthen the Manager's assumed time horizon in those countries. In addition, the rapid pace of privatization and initial public offerings creates a flood of new opportunities which must continually be assessed against current holdings.

         At the company level, sell decisions are influenced by a number of factors including current stock valuation relative to the estimated fair value range, or a high P/E relative to expected growth. Negative changes in the relevant industry sector, or a reduction in international competitiveness and a declining financial flexibility may also signal a sell.

         For  the  year  ended  June  30,  1999,  the  Funds  total   securities
transactions generated commissions of $21,087,806, of which $138,717 was paid to
Bank of America Securities (formerly Nationsbanc Montgomery Securities). For the year ended June 30,  1998,  the Funds total  securities  transactions  generated commissions  of  $21,467,826,  none of which $27,015 was paid to Bank of America
Securities.  For the year  ended June 30,  1997,  the  Funds'  total  securities transactions generated commissions of $12,725,341,  of which $27,015 was paid to
Bank of America Securities. Throughout the fiscal years ended June 30, 1996, and
June 30, 1997,  Montgomery  Securities was affiliated with the Funds through its ownership of Montgomery  Asset Management L.P., the former Manager of the Funds.
For  the  three  fiscal  years  ended  June  30,  1999,  The  Funds'  securities transactions generated commissions of:

                                                                                     Commissions for fiscal year ended:
                                                                          ---------------------------------------------------------
Fund                                                                      June 30, 1997        June 30, 1998          June 30, 1999
----                                                                      -------------        -------------          -------------
Montgomery Growth Fund                                                      $2,419,136           $2,798,653            $3,466,343
Montgomery U.S. Emerging Growth Fund                                        $1,358,276           $1,209,313            $1,488,439
Montgomery Small Cap Fund                                                   $  788,684           $1,416,883            $1,204,127
Montgomery Equity Income Fund                                               $   72,299           $   81,709            $   76,526
Montgomery International Growth Fund                                        $  243,582           $  332,532            $2,028,321
Montgomery International Small Cap Fund                                     $  337,216           $  413,896            $  379,870
Montgomery Global Opportunities Fund                                        $  297,275           $  532,520            $  822,932
Montgomery Global Communications Fund                                       $1,334,931           $1,370,035            $2,343,249
Montgomery Emerging Markets Fund                                            $8,753,182           $9,442,852            $4,321,947
Montgomery Emerging Asia Fund                                               $  539,472           $  675,563            $  931,870
Montgomery Global Long-Short Fund                                                  N/A                 N/A*            $2,145,574
Montgomery Select 50 Fund                                                   $1,181,215           $2,040,486            $1,878,608
Montgomery U.S. Asset Allocation Fund                                       $  289,657           $        0+           $        0+
Montgomery Short Duration Government Bond Fund                                     N/A                  N/A                   N/A

*  For the period ended March 31, 1998
+  Does not include commissions paid to the Underlying Funds.



         The Funds do not direct brokerage or effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through such brokers solely for selling shares of the

Funds. However, brokers who execute brokerage transactions as described above may from time to time effect purchases of shares of the Funds for their customers.

         Depending on the Manager's view of market conditions, a Fund may or may not purchase securities with the expectation of holding them to maturity, although its general policy is to hold securities to maturity. A Funds may, however, sell securities prior to maturity to meet redemptions or as a result of a revised management evaluation of the issuer.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Each Trust reserves the right in its sole discretion to (i) suspend the continued offering of its Funds' shares, and (ii) reject purchase orders in whole or in part when in the judgment of the Manager or the Distributor such suspension or rejection is in the best interest of a Fund.

         When in the judgment of the Manager it is in the best interests of a Fund, an investor may purchase shares of that Fund by tendering payment in-kind in the form of securities, provided that any such tendered securities are readily marketable (e.g., the Funds will not acquire restricted securities), their acquisition is consistent with that Fund's investment objective and policies, and the tendered securities are otherwise acceptable to that Fund's Manager. Such securities are acquired by that Fund only for the purpose of investment and not for resale. For the purposes of sales of shares of that Fund for such securities, the tendered securities shall be valued at the identical time and in the identical manner that the portfolio securities of that Fund are valued for the purpose of calculating the net asset value of that Fund's shares. A shareholder who purchases shares of a Fund by tendering payment for the shares in the form of other securities may be required to recognize gain or loss for income tax purposes on the difference, if any, between the adjusted basis of the securities tendered to the Fund and the purchase price of the Fund's shares acquired by the shareholder.

         As noted in the Prospectus, the deadline for receipt of purchase orders for the Money Market Funds is 12 noon Eastern time on days the Money Market Funds calculate their net asset value. Orders received by that deadline will be eligible to accrue any dividend paid for the day of investment. The Money Market Funds reserve the right to extend that daily purchase order deadline (such as to 4:00 P.M. Eastern time like the other Funds). A later deadline would mean that it could not be possible for purchase orders to accrue any dividend for the day on which an investment is made.

         Payments to shareholders for shares of a Fund redeemed directly from that Fund will be made as promptly as possible but no later than three days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (i) trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists as determined by the SEC (upon application by a Fund pursuant to Section 22(e) of the Investment Company Act) making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (iii) for such other period as the SEC may permit for the protection of the Fund's shareholders.

         The Funds intend to pay cash (U.S. dollars) for all shares redeemed, but, under abnormal conditions that make payment in cash unwise, the Funds may make payment partly in their portfolio securities with a current amortized cost or market value, as appropriate, equal to the redemption price. Although the Funds do not anticipate that they will make any part of a redemption payment in securities, if such payment were made, an investor may incur brokerage costs in converting such securities to cash. The Trusts have elected to be governed by the provisions of Rule 18f-1 under the Investment Company Act, which require that the Funds pay in cash all requests for redemption by any shareholder of record limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Trust's net assets at the beginning of such period.

         The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of a Fund's portfolio securities at the time of redemption or repurchase.

         Retirement Plans. Shares of the Taxable Funds are available for purchase by any retirement plan, including Keogh plans, 401(k) plans, 403(b) plans and individual retirement accounts ("IRAs").

         For individuals who wish to purchase shares of the Taxable Funds through an IRA, there is available through these Funds a prototype individual retirement account and custody agreement. The custody agreement provides that DST Systems, Inc. will act as custodian under the plan, and will furnish custodial services for an annual maintenance fee per participating account of $10. (These fees are in addition to the normal custodian charges paid by these Funds and will be deducted automatically from each Participant's account.) For further details, including the right to appoint a successor custodian, see the plan and custody agreements and the IRA Disclosure Statement as provided by these Funds. An IRA that invests in shares of these Funds may also be used by employers who have adopted a Simplified Employee Pension Plan. Individuals or employers who wish to invest in shares of a Fund under a custodianship with another bank or trust company must make individual arrangements with such institution. Information about Roth IRAs is also available from those materials.

         It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant with respect to the requirements of such plans and the tax aspects thereof.


                        DETERMINATION OF NET ASSET VALUE

         The net asset value per share of a Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets, which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of that Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

         As noted in the Prospectus, the net asset value of shares of the Funds generally will be determined at least once daily as of 4:00 P.M. (12:00 noon for the Money Market Funds), Eastern time (or earlier when trading closes earlier), on each day the NYSE is open for trading (except national bank holidays for the Fixed-Income Funds). It is expected that the NYSE will be closed on Saturdays and Sundays and for New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The national bank holidays also include: Columbus Day and Veterans' Day. The Funds may, but do not expect to, determine the net asset values of their shares on any day when the NYSE is not open for trading if there is sufficient trading in their portfolio securities on such days to affect materially per-share net asset value.

         Generally, trading in and valuation of foreign securities is substantially completed each day at various times prior to the close of the NYSE. In addition, trading in and valuation of foreign securities may not take place on every day in which the NYSE is open for trading. Furthermore, trading takes place in various foreign markets on days in which the NYSE is not open for trading and on which the Funds' net asset values are not calculated. Occasionally, events affecting the values of such securities in U.S. dollars on a day on which a Fund calculates its net asset value may occur between the times when such securities are valued and the close of the NYSE that will not be reflected in the computation of that Fund's net asset value unless the Board or its delegates deem that such events would materially affect the net asset value, in which case an adjustment would be made.

         Generally, the Funds' investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Manager and the Trust's Pricing Committee pursuant to procedures approved by or under the direction of the Boards.

         The Funds' equity securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Equity securities that are traded on more than one exchange are valued on the exchange determined by the Manager to be the primary market. Securities traded in the over-the-counter market are valued at the mean between the last available bid and asked price prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Boards.

         Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

         Corporate debt securities, U.S. government securities, mortgage-related securities and asset-backed fixed-income securities held by the Funds are valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service, or at fair value as determined in good faith by procedures approved by the Boards. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield-to-maturity information.

         An option that is written by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Boards.

         If any securities held by a Fund are restricted as to resale or do not have readily available market quotations, the Manager and the Trusts' Pricing Committees determine their fair value, following procedures approved by the Boards. The Trustees periodically review such valuations and valuation procedures. The fair value of such securities is generally determined as the amount which a Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by a Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

         Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Boards in good faith will establish a conversion rate for such currency.

         All other assets of the Funds are valued in such manner as the Boards in good faith deem appropriate to reflect their fair value.

         The Money Market Funds value their portfolio instruments at amortized cost, which means that securities are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made at least weekly to compare the value of these Funds' investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. The amortized cost method of valuation seeks to maintain a stable $1.00 per-share net asset value even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of shareholders' interest. If a deviation of 0.50% or more were to occur between the net asset value per share calculated by reference to market values and these Fund's $1.00 per-share net asset value, or if there were any other deviation which the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board would promptly consider what action, if any, should be initiated. If these Funds' per-share net asset values (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board might temporarily reduce or suspend dividend payments or take other action in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if these Funds' per-share net asset values (computed using market values) were to increase, or were anticipated to increase, above $1.00 (computed using amortized cost), the Board might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

                              PRINCIPAL UNDERWRITER

         The Distributor, Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109, also acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is currently registered as a broker-dealer with the SEC and in all 50 states, is a member of most of the principal securities exchanges in the U.S., and is a member of the National Association of Securities Dealers, Inc. The Underwriting Agreement between each Fund and the Distributor is in effect for each Fund for the same periods as the Agreements, and shall continue in effect thereafter for periods not exceeding one year if approved at least annually by (i) the appropriate Board or the vote of a majority of the outstanding securities of that Fund (as defined in the Investment Company Act), and (ii) a majority of the Trustees who are not interested persons of any such party, in each case by a vote cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement with respect to each Fund may be terminated without penalty by the parties thereto upon 60 days' written notice and is automatically terminated in the event of its assignment as defined in the Investment Company Act. There are no underwriting commissions paid with respect to sales of the Funds' shares. The Principal Underwriter has not been paid any underwriting commissions for underwriting securities of the Funds during each of the Funds' last three fiscal years.


                             PERFORMANCE INFORMATION

         As noted in the Prospectus, the Funds may, from time to time, quote various performance figures in advertisements and other communications to illustrate their past performance. Performance figures will be calculated separately for different classes of shares.

         The Money Market Funds. Current yield reflects the interest income per share earned by these Funds' investments. Current yield is computed by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then annualizing the result by multiplying the base period return by (365/7).

         Effective yield is computed in the same manner except that the annualization of the return for the seven-day period reflects the results of compounding by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. This figure is obtained using the Securities and Exchange Commission formula:

              Effective Yield = [(Base Period Return + 1)365/7] - 1

         The Total Return Bond Fund, the Short Bond Fund and the California Intermediate Bond Fund. These Funds' 30-day yield figure described in the Prospectus is calculated according to a formula prescribed by the SEC, expressed as follows:

                          YIELD = 2[(1+[a-b]/cd)6 - 1]

         Where:  a  =     dividends and interest earned during the period.

                 b  =     expenses    accrued    for   the   period    (net   of
                          reimbursement).

                 c  =     the average daily number of shares  outstanding during
                          the period that were entitled to receive dividends.

                 d  =     the maximum  offering  price per share on the last day
                          of the period.

         For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by these Funds at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

         Investors should recognize that, in periods of declining interest rates, these Funds' yields will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, will tend to be somewhat lower. In addition, when interest rates are falling, monies received by these Funds from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of their portfolio of securities, thereby reducing the current yield of these Funds. In periods of rising interest rates, the opposite result can be expected to occur.

         The Tax-Free Funds. A tax equivalent yield demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of a fund that invests in tax-exempt obligations. The tax equivalent yield for one of the Tax-Free Funds is computed by dividing that portion of the current yield (or effective yield) of the Tax-Free Fund (computed for the Fund as indicated above) that is tax exempt by one minus a stated income tax rate and adding the quotient to that portion (if any) of the yield of the Fund that is not tax exempt. In calculating tax equivalent yields for the California Intermediate Bond and California Money Funds, these Funds assume an effective tax rate (combining federal and California tax rates) of 45.22%, based on a California tax rate of 9.3% combined with a 39.6% federal tax rate. The Federal Money Fund assumes a federal tax rate of 39.6% The effective rate used in determining such yield does not reflect the tax costs resulting from the loss of the benefit of personal exemptions and itemized deductions that may result from the receipt of additional taxable income by taxpayers with adjusted gross incomes exceeding certain levels. The tax equivalent yield may be higher than the rate stated for taxpayers subject to the loss of these benefits.


         Yields. The yields for the indicated periods ended June 30, 1999, were as follows:

                                                                            TAX-EQUIV.     TAX-EQUIV.
                                                              EFFECTIVE       CURRENT      EFFECTIVE       CURRENT       TAX-EQUIV.
                                                 YIELD          YIELD         YIELD*         YIELD*         YIELD          YIELD*
  FUND                                          (7-DAY)        (7-DAY)        (7-DAY)       (7-DAY)        (30-DAY)       (30-DAY)
  ----                                          -------        -------        -------       -------        --------       --------
  Montgomery Total Return Bond Fund               N/A            N/A            N/A           N/A          [5.76%]          N/A
  Montgomery Short Duration Government            N/A            N/A            N/A           N/A          [5.80%]          N/A
  Bond Fund
  Montgomery Government Money Market Fund        4.89%         [5.35%]          N/A           N/A            N/A            N/A
  Montgomery Federal Tax-Free Money Fund         3.10%         [3.33%]        [5.43%]       [5.52%]          N/A            N/A
  Montgomery California Tax-Free                  N/A            N/A            N/A           N/A          [3.70%]        [6.13%]
  Intermediate Bond Fund
  Montgomery California Tax-Free Money Fund      2.70%         [3.01%]        [5.42%]       [5.50%]          N/A            N/A

                                                                B-63



* Calculated using a combined federal and California income tax rate of 45.22% for the California Funds and a federal rate of 39.6% for the Federal Money Fund.



         Average Annual Total Return. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return for a Fund will be accompanied by information on that Fund's average annual compounded rate of return over the most recent four calendar quarters and the period from that Fund's inception of operations. The Funds may also advertise aggregate and average total return information over different periods of time. A Fund's "average annual total return" figures are computed according to a formula prescribed by the SEC expressed as follows:

                                 P(1 + T)n = ERV

         Where:          P    =  a hypothetical initial payment of $1,000.
                         T    =  average annual total return.
                         n    =  number of years.
                         ERV  =  Ending   Redeemable  Value  of  a  hypothetical
                                 $1,000  investment  made at the  beginning of a
                                 1-,  5- or  10-year  period  at the end of each
                                 respective   period  (or   fractional   portion
                                 thereof),    assuming   reinvestment   of   all
                                 dividends   and   distributions   and  complete
                                 redemption of the hypothetical investment at the end of the measuring period.

         Aggregate Total Return. A Fund's "aggregate total return" figures represent the cumulative change in the value of an investment in that Fund for the specified period and are computed by the following formula:

                                     ERV - P
                                     -------
                                        P

         Where:          P    =  a hypothetical initial payment of $1,000.
                         ERV  =  Ending   Redeemable  Value  of  a  hypothetical
                                 $1,000  investment  made at the  beginning of a
                                 l-, 5- or 10-year period at the end of a l-, 5-
                                 or  10-year  period  (or   fractional   portion
                                 thereof),    assuming   reinvestment   of   all
                                 dividends   and   distributions   and  complete
                                 redemption of the hypothetical investment at the end of the measuring period.


         Each Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of that Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in that Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing that Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

         The average annual total return for each Fund for the periods indicated was as follows:

                                      B-64




                                                                                  YEAR              5-YEARS           INCEPTION*
                                                                                 ENDED               ENDED             THROUGH
FUND                                                                         JUNE 30, 1999       JUNE 30, 1999      JUNE 30, 1999
----                                                                         -------------       -------------      -------------
Montgomery Growth Fund                                                           11.41%             19.98%              22.30%
Montgomery U.S. Emerging Growth Fund                                             -4.10%               N/A               16.80%
Montgomery Small Cap Fund                                                        -4.14%             16.12%              17.72%
Montgomery Equity Income Fund                                                    15.06%               N/A               20.13%
Montgomery International Growth Fund                                              2.34%               N/A               17.72%
Montgomery International Small Cap Fund                                          -3.82%              7.50%               6.54%
Montgomery Global Opportunities Fund                                             15.68%             19.02%              17.86%
Montgomery Global Communications Fund                                            31.66%             22.79%             [21.71%]
Montgomery Emerging Markets Fund                                                 -3.85%             -3.82%              [1.93%]
Montgomery Emerging Asia Fund                                                    97.44%)              N/A                4.84%)
Montgomery Global Long-Short Fund                                               [51.78%]+             N/A              [65.67%]+
Montgomery Select 50 Fund                                                        13.89%               N/A               24.73%
Montgomery U.S. Asset Allocation Fund                                            11.93%             19.92%              19.33%
Montgomery Total Return Bond Fund                                                 3.20%               N/A                6.99%
Montgomery Short Duration Government Bond Fund                                   [4.82%]            [6.63%]             [6.32%]
Montgomery California Tax-Free Intermediate Bond Fund                             2.71%              5.71%              [5.03%]

----------------
* Total return for periods of less than one year are aggregate, not annualized, return figures. The dates of inception for the Funds were:



         Growth Fund, September 30, 1993; U.S. Emerging Growth Fund, December 30, 1994; Small Cap Fund, July 13, 1990; Equity Income Fund, September 30, 1994; International Growth Fund, June 30, 1995; International Small Cap Fund, September 30, 1993; Global Opportunities Fund, September 30, 1993; Global Communications Fund, June 1, 1993; Emerging Markets Fund, March 1, 1992; Emerging Asia Fund, September 30, 1996; Global Long-Short Fund, December 31, 1997; Select 50 Fund, October 27, 1995; U.S. Asset Allocation Fund, March 31, 1994; Total Return Bond Fund, June 30, 1997; Short Duration Government Bond Fund, December 18, 1992; Government Money Fund, September 14, 1992; California Intermediate Bond Fund, July 1, 1993; California Tax-Free Money Fund, September 30, 1994; and Federal Tax-Free Money Fund, June 30, 1996.

+ For the fiscal year ended March 31, 1999, computed without a sale charge or redemption fee.

         Comparisons. To help investors better evaluate how an investment in the Funds might satisfy their investment objectives, advertisements and other materials regarding the Funds may discuss various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. Publications, indices and averages, including but not limited to, the following may be used in discussion of a Fund's performance or the investment opportunities it may offer:

         a) Standard & Poor's 500 Composite Stock Index, one or more of the Morgan Stanley Capital International Indices, and one or more of the International Finance Corporation Indices.

         b) Bank Rate Monitor--A weekly publication which reports various bank investments, such as certificate of deposit rates, average savings account rates and average loan rates.

         c) Lipper Mutual Fund Performance Analysis and Lipper Fixed Income Fund Performance Analysis--A ranking service that measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of any applicable sales charges.

         d) Donoghue's Money Fund Report--Industry averages for 7-day annualized and compounded yields of taxable, tax-free, and government money funds.

         e) Salomon Brothers Bond Market Roundup--A weekly publication which reviews yield spread changes in the major sectors of the money, government agency, futures, options, mortgage, corporate, Yankee, Eurodollar, municipal, and preferred stock markets. This publication also summarizes changes in banking statistics and reserve aggregates.

         f) Lehman Brothers indices--Lehman Brothers fixed-income indices may be used for appropriate comparisons.

         g) other indices--including Consumer Price Index, Ibbotson, Micropal, CNBC/Financial News Composite Index, MSCI EAFE Index (Morgan Stanley Capital International, Europe, Australasia, Far East Index--a capitalization-weighted index that includes all developed world markets except for those in North America), Datastream, Worldscope, NASDAQ, Russell 2000 and IFC Emerging Markets Database.

         In addition, one or more portfolio managers or other employees of the Manager may be interviewed by print media, such as by the Wall Street Journal or Business Week, or electronic news media, and such interviews may be reprinted or excerpted for the purpose of advertising regarding the Funds.

         In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formulae used by the Funds to calculate their figures.

         The Funds may also publish their relative rankings as determined by independent mutual fund ranking services like Lipper Analytical Services, Inc. and Morningstar, Inc.

         Investors should note that the investment results of the Funds will fluctuate over time, and any presentation of a Fund's total return for any period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.

         Reasons to Invest in the Funds. From time to time, the Funds may publish or distribute information and reasons supporting the Manager's belief that a particular Fund may be appropriate for investors at a particular time. The information will generally be based on internally generated estimates resulting from the Manager's research activities and projections from independent sources. These sources may include, but are not limited to, Bloomberg, Morningstar, Barings, WEFA, consensus estimates, Datastream, Micropal, I/B/E/S Consensus Forecast, Worldscope and Reuters as well as both local and international brokerage firms. For example, the

Funds may suggest that certain countries or areas may be particularly appealing to investors because of interest rate movements, increasing exports and/or economic growth. The Funds may, by way of further example, present a region as possessing the fastest growing economies and may also present projected gross domestic product (GDP) for selected economies. In using this information, the Montgomery Emerging Asia Fund also may claim that certain Asian countries are regarded as having high rates of growth for their economies (GDP), international trade and corporate earnings; thus producing what the Manager believes to be a favorable investment climate.

         Research. The Manager has developed its own tradition of intensive research and has made intensive research one of the important characteristics of the Montgomery Funds style.

         The portfolio managers for Montgomery's International and Global Equity Funds work extensively on developing an in-depth understanding of particular foreign markets and particular companies. And they very often discover that they are the first analysts from the United States to meet with representatives of foreign companies, especially those in emerging markets nations.

         Extensive research into companies that are not well known--discovering new opportunities for investment--is a theme that crosses a number of the Funds and is reflected in the number of Funds oriented towards smaller capitalization businesses

         In-depth research, however, goes beyond gaining an understanding of unknown opportunities. The portfolio analysts have also developed new ways of gaining information about well-known parts of the domestic market. The growth equity team, for example, has developed its own strategy and proprietary database for analyzing the growth potential of U.S. companies, often large, well-known companies.

         From time to time, advertising and sales materials for the Montgomery Funds may include biographical information about portfolio managers as well as commentary by portfolio managers regarding investment strategy, asset growth, current or past economic, political or financial conditions that may be of interest to investors.

         Also, from time to time, the Manager may refer to its quality and size, including references to its total assets under management (as of June 30, 1999 approximately $4.5 billion for retail and institutional investors in The Montgomery Funds) and total shareholders invested in the Funds (as of June 30, 1999, around 250,000).


                               GENERAL INFORMATION

         Investors in the Funds will be informed of the Funds' progress through periodic reports. Financial statements will be submitted to shareholders semi-annually, at least one of which will be certified by independent public accountants. All expenses incurred in connection with the organization of The Montgomery Funds and the registration of shares of the Small Cap Fund as the initial series of the Trust have been assumed by the Small Cap Fund; all expenses incurred in connection with the organization of The Montgomery Funds II have been assumed by Montgomery Institutional Series: Emerging Markets Portfolio and the Manager. Expenses incurred in connection with the establishment and registration of shares of each of the other funds constituting separate series of the Trusts have been assumed by each respective Fund. The expenses incurred in connection with the establishment and registration of shares of the Funds as separate series of the Trusts have been assumed by the respective Funds and are being amortized over a period of five years commencing with their respective dates of inception. The Manager has agreed, to the extent necessary, to advance the organizational expenses incurred by certain Funds and will be reimbursed for such expenses after commencement of those Funds' operations. Investors purchasing shares of a Fund bear such expenses only as they are amortized daily against that Fund's investment income.

         As noted above, The Chase Manhattan Bank (the "Custodian") acts as custodian of the securities and other assets of the Funds. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds.

         DST Systems, Inc., 333 West 11th Street, Kansas City, Missouri 64105, Funds' Master Transfer Agent and Paying Agent.

         PricewaterhouseCoopers   LLP,  333  Market   Street,   San   Francisco,
California 94105, is the independent auditor for the Funds.

         The  validity  of shares  offered  hereby  has been  passed on by Paul,
Hastings,   Janofsky  &  Walker  LLP,  345  California  Street,  San  Francisco,
California 94104.

         The  shareholders of The Montgomery Funds (but not The Montgomery Funds
II) as shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Agreement and Declaration of Trust ("Declaration of Trust") contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Funds' assets for any shareholder held personally liable for obligations of the Funds or Trust. The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Funds or Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Funds. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company as distinguished from an operating company would not likely give rise to liabilities in excess of the Funds' total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is extremely remote because it is limited to the unlikely circumstances in which both inadequate insurance exists and a Fund itself is unable to meet its obligations.

         Among the Boards' powers enumerated in the Agreements and Declaration of Trust is the authority to terminate the Trusts or any of their series, or to merge or consolidate the Trusts or one or more of their series with another trust or company without the need to seek shareholder approval of any such action.

         As of September 30, 1999, to the knowledge of the Funds, the following shareholders owned of record 5 percent or more of the outstanding Class R Shares of the respective Funds indicated:

                                      B-68




                                                                                               NUMBER OF              PERCENT
NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                                                 SHARES OWNED           OF SHARES
---------------------------------------------                                                 ------------           ---------
Growth Fund - Class R

Charles Schwab & Co., Inc.                                                                      8,140,306              32.03%
101 Montgomery Street
San Francisco, CA 94104-4122

Montgomery U.S. Asset Allocation Fund                                                           2,027,031               7.98%
Attn:  Gina Lopez
101 California Street
San Francisco, CA 94111-5802

National Financial Services Corp.                                                               1,810,534               7.12%
For The Exclusive Benefit of Our Customers
ATTN:  Mutual Funds
P.O. Box 3730
Church Street Station
New York, NY  10008-3730


U.S. Emerging Growth Fund - Class R

Charles Schwab & Co., Inc.                                                                      4,641,045               32.22%
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.                                                                864,468                6.00%
For the Exclusive Benefit of Our Customers
Attn Mutual Funds
P.O. Box 3730
Church Street Station
New York, NY 10008-3730


Small Cap Fund - Class R

Charles Schwab & Co., Inc.                                                                       764,745                12.57%
101 Montgomery Street
San Francisco, CA 94104-4122

Wendel & Co.                                                                                     311,958                5.13%
P.O. Box 1066
Wall Street Station
New York, New York 10268-1066

                                                               B-69


                                                                                               NUMBER OF              PERCENT
NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                                                 SHARES OWNED           OF SHARES
---------------------------------------------                                                 ------------           ---------
Equity Income Fund - Class R

Charles Schwab & Co., Inc.                                                                       434,539                41.09%
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corp.                                                                59,666                 5.64%
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds
P.O. Box 3730
Church Street Station
New York, New York


International Growth Fund - Class R

Charles Schwab & Co., Inc.                                                                      4,891,116               45.81%
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corp.                                                                719,657                6.74%
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds
PO Box 3730
Church Street Station
New York, NY 10008-3730


International Small Cap Fund - Class R

Charles Schwab & Co., Inc.                                                                       822,748                34.02%
101 Montgomery Street
San Francisco, CA  94104-4122

Donaldson Lufkin & Jenrette Securities Corporation                                               238,604                9.87%
Mutual Funds 7th Floor
PO Box 2052
Jersey City, NJ 07303-2052

National Financial Services Corp.                                                                250,252                10.35%
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds
PO Box 3730
Church Street Station
New York, NY  10008-3730

                                                               B-70



                                                                                               NUMBER OF              PERCENT
NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                                                 SHARES OWNED           OF SHARES
---------------------------------------------                                                 ------------           ---------
The Hillman Foundation Inc.                                                                      149,045                6.16%
Attention:  Harry Harrison
2000 Grant Building
Pittsburgh, PA 15219

The Henry L. Hillman Foundation Inc.                                                             149,045                6.16%
Attention:  Harry Harrision
2000 Grant Building
Pittsburgh, PA 15219


Global Opportunities Fund - Class R

Charles Schwab & Co., Inc.                                                                      1,065,517               34.29%
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corp.                                                                290,538                9.35%
For The Exclusive Benefit of Our Customers
Attn Mutual Funds
P.O. Box 3730
Church Street Station
New York, NY  10008-3730


Global Communications Fund - Class R

Charles Schwab & Co., Inc.                                                                      4,591,774               35.66%
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.                                                                741,933                5.76%
For The Exclusive Benefit Our Customers
PO Box 3730
Church Street Station
New York, NY 10008-3730


Global Long-Short Fund - Class R

Charles Schwab & Co., Inc.                                                                      4,638,596               37.13%
101 Montgomery Street
San Francisco, CA 94104

FTC & Co.                                                                                       1,222,258               9.78%
Datalynx House Acct
PO Box 173736
Denver, CO 82017-3736

                                                               B-71



                                                                                               NUMBER OF              PERCENT
NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                                                 SHARES OWNED           OF SHARES
---------------------------------------------                                                 ------------           ---------
Merrill Lynch Pierce Fenner & Smith                                                              861,053                6.89%
FBO Its Customers
Attn Fund Administration 97TN7
4800 Deer Lake Dr E Fl 2
Jacksonville, FL 32246-6484


Emerging Markets Fund - Class R

Charles Schwab & Co., Inc.                                                                     11,540,200               38.36%
101 Montgomery Street
San Francisco, CA 94014-4122

National Financial Services Corp.                                                               3,639,852               12.10%
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds
P.O. Box 3730
Church Street Station
New York, NY  10008-3730


Emerging Asia Fund - Class R

Charles Schwab & Co., Inc.                                                                      1,501,694               35.74%
101 Montgomery Street
San Francisco, CA  94104-4122

National Investor Services Corp.                                                                 324,318                7.72%
For the Exclusive Benefit of
Our Customers
55 Water Street, 32nd Floor
New York, NY 10041-3299


Select 50 Fund - Class R

Charles Schwab & Co., Inc.                                                                      1,574,958               27.81%
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.                                                                379,214                6.70%
For the Exclusive Benefit of Our Customers
Attn Mutual Funds
P.O. Box 3730
Church Street Station
New York, NY 10008-3730

                                                               B-72



                                                                                               NUMBER OF              PERCENT
NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                                                 SHARES OWNED           OF SHARES
---------------------------------------------                                                 ------------           ---------
U.S. Asset Allocation Fund - Class R

Charles Schwab & Co., Inc.                                                                      1,383,661               30.56%
101 Montgomery St.
San Francisco, CA  94104-4122

National Financial Services Corp.                                                                459,393                10.15%
For the Exclusive Benefit of Our Customers Attn Mutual Funds
P.O. Box 3730
Church Street Station
New York, NY  10008-3730


Total Return Bond Fund - Class R

Asset Allocation Fund                                                                           2,298,415               73.45%
Attn: Gina Lopez
101 California Street
San Francisco, CA 94111-5802

Charles Schwab & Co., Inc.                                                                       610,824                19.52%
101 Montgomery Street
San Francisco, CA 94104-4122


Short Duration Government Bond Fund - Class R

Charles Schwab & Co., Inc.                                                                     10,184,084               60.12%
101 Montgomery Street
San Francisco, CA 94104-4122

Prudential Securities Inc.                                                                      1,700,799               10.04%
Special Custody Account for The Exclusive Benefit of Customers-PC
1 New York Plaza
Attn:  Mutual Funds
New York, NY  10004-1902

National Financial Services Corp.                                                               1,119,872                6.61%
For the Exclusive Benefit of Our
Customers - Attention:  Mutual Funds
P.O. Box 3730
Church Street Station
New York, NY 10008-3730

                                                               B-73



                                                                                               NUMBER OF              PERCENT
NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                                                 SHARES OWNED           OF SHARES
---------------------------------------------                                                 ------------           ---------
Donaldson, Lufkin & Jenrette                                                                    1,093,320               6.45%
Securities Corp.
Mutual Funds Department, 5th Floor
P. O. Box 2052
Jersey City, NJ  07383-2052


Government Money Market Fund - Class R

Banc of America Securities                                                                     513,796,837              91.42%
Sweep Account FBO Clients
Attn:  Mutual Funds
San Francisco, CA  94115-2011


Federal Tax-Free Money Fund - Class R

Banc of America Securities                                                                     94,492,777               97.34%
Sweep Account FBO Clients
Attn:  Mutual Funds
San Francisco, CA  94115-2011


California Tax-Free Intermediate Bond Fund - Class R

Charles Schwab & Co., Inc.                                                                      2,472,194               79.31%
101 Montgomery Street
San Francisco, CA 94104-4122


California Tax-Free Money Market - Class R

Republic Bank California NA                                                                    107,374,744              61.65%
Investment Department
445 North Bedford Drive
Beverly Hills, CA 90210-4302

Banc of America Securities                                                                     107,374,628              37.06%
Sweep Account FBO Clients
Attn:  Mutual Funds
San Francisco, CA  94115-2011



         As of September 30, 1999, to the knowledge of the Funds, the following shareholders owned of record 5 percent or more of the outstanding Class P Shares of the respective Funds indicated:


                                                                                               NUMBER OF              PERCENT
NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                                                 SHARES OWNED           OF SHARES
---------------------------------------------                                                 ------------           ---------

                                                               B-74


                                                                                               NUMBER OF              PERCENT
NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                                                 SHARES OWNED           OF SHARES
---------------------------------------------                                                 ------------           ---------
Growth Fund - Class P

Inv. Fiduciary Trust Co.                                                                          2,260                 33.89%
IRA Carl N. Grant
2008 Cutwater Court
Reston, VA 20191-3604

Inv. Fiduciary Trust Co.                                                                           346                  5.19%
IRA Carol A. Grant
2008 Cutwater Court
Reston, VA 20191-3604

Dreyfus Investment Services Corp.                                                                 1,250                 18.75%
FBO 649772181
2 Mellon Bank Center, Room 177
Pittsburgh, PA 15259-0001

Walter J. Klein Company, LTD                                                                       504                  7.55%
Profit Sharing Trust
PO Box 472087
Charlotte, NC 28247-2087


Small Cap Fund - Class P

Saxon & Co.                                                                                      559,346                44.17%
FBO T/A Leaseway Transport
A/C #20-35-002-1037303
PO Box 7780-1888
Philadelphia, PA 19182-0001

State Street Bank & Trust Co. Tr.                                                                276,028                21.80%
U/A December 1, 1993
Ameridata Tech. Employee Svgs. Plan
Attn: Steven Shipman - Master Tr. W6C
One Enterprise Drive
No. Quincy, MA 02171-2126

State Street Bank & Trust Co.                                                                    106,764                8.43%
U/A January 2, 1996
Wavetek US Inc. Employee Savings &
Investment Plan
P.O. Box 1992
Boston, MA 02105-1992

                                                               B-75


                                                                                               NUMBER OF              PERCENT
NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                                                 SHARES OWNED           OF SHARES
---------------------------------------------                                                 ------------           ---------
State Street Bank & Trust Co.                                                                    78,474                 6.20%
The Bardon Group, Inc.
401K Retirement & P.S.P.
P.O. Box 1992
Boston, MA 02105-1992

State Street Bank & Trust Co.                                                                    67,929                 5.36%
Retirement Savings Plan
P.O. Box 1992
Boston, MA 02105-1992

State Street Bank Trust                                                                          72,281                 5.71%
GE 401K Trac Plans
c/o Defined Contributions BFDS
P.O. Box 8705
Boston, MA 02266-8705


Equity-Income Fund - Class P

State Street Bank & Trust Co. Tr.                                                                178,419                99.85%
U/A Dec. 01, 1993
Ameridata Tech Employee Svgs. Plan
Attn: Steven Shipman Master Tr. W6C
One Enterprise Drive
No. Quincy, MA 02171-2126


International Growth Fund - Class P

Merrill Lynch, Pierce, Fenner &                                                                  138,742                92.58%
Smith Inc.
For the Sole Benefit of its Clients
4800 Deer Lake Dr., E Bldg
Jacksonville, FL 32246-6484


Emerging Markets Fund - Class P

State Street Bank & Trust Co.                                                                    42,907                 68.70%
V/A Jan. 2, 1996
Wavetek US Inc. Employee Savings &
Investment Plan
P.O. Box 1992
Boston, MA  02105-1992

                                                               B-76


                                                                                               NUMBER OF              PERCENT
NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                                                 SHARES OWNED           OF SHARES
---------------------------------------------                                                 ------------           ---------
Discover Brokerage Direct                                                                         6,066                 9.71%
780-16649-18
333 Market Street
San Francisco, CA 94105-2102

Canada Life Insurance Company of America                                                          6,066                 9.71%
Attn: Mukesh Sharma
330 University Avenue
Toronto, Ontario MSG 1R8
Canada


Select 50 Fund - Class P

E*Trade Securities Inc.                                                                            243                  20.66%
A/C 1090-6929
Peter R. Daboll &
Four Embarcadero Place
2400 Geng Road
Palo Alto, CA 94303-3306

E*TRADE Securities, Inc.                                                                           106                  9.06%
A/C 1961-0863
Mary Campbell
Four Embarcadero Place
2400 Geng Road
Palo Alto, CA 94303-3306

Discover Brokerage Direct                                                                          77                   6.55%
720-21739-15
333 Market Street
San Francisco, California 94105-2102

Discover Brokerage Direct                                                                          107                  9.13%
780-16541-17
333 Market Street
San Francisco, California 94105-2102

BA Investment Services                                                                             107                  9.14%
FBO 427463391
185 Berry Street, 3rd Floor, #2640
San Francisco, CA 94107-1729

                                                               B-77



                                                                                               NUMBER OF              PERCENT
NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                                                 SHARES OWNED           OF SHARES
---------------------------------------------                                                 ------------           ---------
National Investor Services Corp.                                                                   212                  18.06%
For The Exclusive Benefit of Our Customers
55 Water St., 32nd Floor
New York, NY 10041-3299

BA Investment Services                                                                             157                  13.36%
FBO 211129251
185 Berry Street, 3rd Floor, #2640 San Francisco, CA 94107-1729

Inv. Fiduciary Trust Co.                                                                           151                  12.87%
IRA Carl N. Grant
2008 Cutwater Court
Reston, VA 20191-3604


U.S. Asset Allocation Fund - Class P

Inv. Fiduciary Trust Co.                                                                          2,577                 75.04%
IRA Carl N. Grant
2008 Cutwater Court
Reston, VA 20191-3604

National Investor Services Corp.                                                                   570                  16.59%
For The Exclusive Benefit of Our Customers
55 Water St., 32nd Floor
New York, NY 10041-3299

Carl N. Grant                                                                                      179                  5.20%
2008 Cutwater Court
Reston, VA 20191-3604


Short Government Bond Fund - Class P

Merrill Lynch, Pierce,                                                                           388,864                98.64%
Fenner & Smith Inc.
For the Sole Benefit of its Clients
4800 Deer Lake Drive E Building One
Jacksonville, FL 32246-6484


Government Money Market Fund - Class P

Aurum Capital Management Corp                                                                      940                  99.81%
120 Montgomery Street, Suite 1575
San Francisco, CA 94104-4318

         As of September 30, 1999, officers and directors of the Montgomery Funds owned, in aggregate, of record more than 1% of the outstanding shares in:
Montgomery California Tax-Free Intermediate Bond Fund Class R shares, holding a combined 3% of shares outstanding.

         The Trusts are registered with the Securities and Exchange Commission as non-diversified management investment companies, although each Fund, except for the Tax-Free Funds, is a diversified series of the Trust. Such a registration does not involve supervision of the management or policies of the Funds. The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statements filed with the SEC. Copies of the Registration Statements may be obtained from the SEC upon payment of the prescribed fee.



                              FINANCIAL STATEMENTS

         Audited financial statements for the relevant periods ending June 30, 1999 for each Fund as contained in the Annual Report to Shareholders of those Funds for the fiscal year ended June 30, 1999, are incorporated herein by reference. Also incorporated by reference are the audited financial statements for the fiscal year ended March 31, 1999 for the Global Long-Short Fund, as contained in the Annual Report to Shareholders of that Fund for the fiscal year ended March 31, 1999.

                                    Appendix

         Description ratings for Standard & Poor's Ratings Group ("S&P"); Moody's Investors Service, Inc., ("Moody's"), Fitch Investors Service, L.P. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff & Phelps").


Standard & Poor's Rating Group


Bond Ratings

         AAA Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

         BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         BB Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

         B Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

         CCC Bonds rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

         CC The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

         C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

         D Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

         S&P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.


Commercial Paper Ratings


         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

         A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

         A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B Issues carrying this designation are regarded as having only speculative capacity for timely payment.

         C This designation is assigned to short-term obligations with doubtful capacity for payment.

         D Issues carrying this designation are in default, and payment of interest and/or repayment of principal is in arrears.


Moody's Investors Service, Inc.


Bond Ratings

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

         Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

         B Bonds which are rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.


Commercial Paper Ratings

         The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers (or related supporting institutions) rated Prime-3 (P-3) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers (or related supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.


Fitch Investors Service, L.P.

Bond Ratings

         The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

         AAA Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

         A Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         BB Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

         B Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

         CCC Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

         CC Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

         C Bonds rated C are in imminent default in payment of interest or principal.

         DDD, DD and D     Bonds  rated DDD,  DD and D are in actual  default of
                  interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

         Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months.


Short-Term Ratings

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         F-1+     Exceptionally  strong  credit  quality.  Issues  assigned this
                  rating  are  regarded  as  having  the  strongest   degree  of
                  assurance for timely payment.

         F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-l+ and F-1 categories.

         F-3 Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

         F-S Weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

         D Default. Issues assigned this rating are in actual or imminent payment default.


Duff & Phelps Credit Rating Co.


Bond Ratings

         AAA Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         AA Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         BBB Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. There may be considerable variability in risk for bonds in this category during economic cycles.

         BB Bonds rated BB are below investment grade but are deemed by Duff as likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category.

         B Bonds rated B are below investment grade and possess the risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in quality rating within this category or into a higher or lower quality rating grade.

         CCC Bonds rated CCC are well below investment grade securities. Such bonds may be in default or have considerable uncertainty as to timely payment of interest, preferred dividends and/or principal. Protection factors are narrow and risk can be substantial with unfavorable economic or industry conditions and/or with unfavorable company developments.

         DD       Defaulted  debt   obligations.   Issuer  has  failed  to  meet
                  scheduled principal and/or interest payments.

         Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position of a credit within the rating category.


Commercial Paper Ratings

         Duff-1 The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor.

         Duff-2 Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

         Duff-3 Paper rated Duff-3 is regarded as having satisfactory liquidity and other protection factors. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         Duff-4 Paper rated Duff-4 is regarded as having speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

         Duff-5 Paper rated Duff-5 is in default. The issuer has failed to meet scheduled principal and/or interest payments.

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                                     PART B

                STATEMENT OF ADDITIONAL INFROMATION FOR SHARES OF

           MONTGOMERY INSTITUTIONAL SERIES: EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             THE MONTGOMERY FUNDS II
--------------------------------------------------------------------------------


                        MONTGOMERY INSTITUTIONAL SERIES:
                           EMERGING MARKETS PORTFOLIO

                              101 California Street
                         San Francisco, California 94111
                                 (415) 248-6330

--------------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                October 31, 1999




         The Montgomery Funds II (the "Trust") is an open-end management investment company organized as a Delaware business trust with different series of shares of beneficial interest. Montgomery Institutional Series: Emerging Markets Portfolio (the "Fund") is a series of the Trust. The Fund is managed by Montgomery Asset Management, LLC (the "Manager") and its shares are distributed by Funds Distributor, Inc. (the "Distributor"). This Statement of Additional Information contains information in addition to that set forth in the Prospectus for the Fund (the "Prospectus"), dated October 31, 1999, as may be revised from time to time. The Prospectus provides the basic information a prospective investor should know before purchasing shares of the Fund and may be obtained without charge at the address or telephone number provided above. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus.

                                TABLE OF CONTENTS

THE TRUST......................................................................3
Investment Objective and Policies of he Fund...................................3
Risk Factors..................................................................14
INVESTMENT RESTRICTIONS.......................................................17
Distributions and Tax Information.............................................19
TRUSTEES AND OFFICERS.........................................................23
INVESTMENT MANAGEMENT AND OTHER SERVICES......................................26
EXECUTION OF PORTFOLIO TRANSACTIONS...........................................27
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................31
DETERMINATION OF NET ASSET VALUE..............................................33
PRINCIPAL UNDERWRITER.........................................................35
PERFORMANCE INFORMATION.......................................................35
GENERAL INFORMATION...........................................................38
FINANCIAL STATEMENTS..........................................................39
APPENDIX......................................................................40

                                    THE TRUST

         The Trust is an open-end management investment company organized as a Delaware business trust on September 10, 1993, and registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Trust currently offers shares of beneficial interest, $0.01 par value per share, in various series. Each series offers three classes of shares (Class R, Class P and Class L). This Statement of Additional Information pertains to Montgomery Institutional Series: Emerging Markets Portfolio.


                  Investment Objective and Policies of The Fund

         The Fund is managed by Montgomery Asset Management, LLC (the "Manager") and its shares are distributed by Funds Distributor, Inc. (the "Distributor"). The investment objective and policies of the Fund are described in detail in the Prospectus. The following discussion supplements the discussion in the Prospectus.

         The Fund is a diversified series of the Trust, an open-end management investment company offering redeemable shares of beneficial interest. The achievement of the Fund's investment objective will depend on market conditions generally and on the Manager's analytical and portfolio management skills.

Portfolio Securities

         Depository Receipts, Convertible Securities and Securities Warrants. The Fund may hold securities of foreign issuers in the form of sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar global instruments available in emerging markets, or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and other similar global instruments in bearer form are designed for use in European securities markets. Unsponsored ADR and EDR programs are organized without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs and EDRs, and the prices of unsponsored ADRs and EDRs may be more volatile. For purposes of the Fund's investment policies, its investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted.

         Other Investment Companies. The Fund may invest in securities issued by other investment companies. Those investment companies must invest in securities in which the Fund can invest in a manner consistent with the Fund's investment objective and policies. Applicable provisions of the Investment Company Act require that the Fund limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 10% of the value of the Fund's total assets will be invested in the aggregate in securities of investment companies as a group; and (b) either the Fund and affiliated persons of the Fund not own together more than 3% of the total outstanding shares of any one investment company at the time of purchase (and that all shares of the investment company held by the Fund in excess of 1% of the company's total outstanding shares be deemed illiquid); or the Fund not invest more than 5% of its total assets in any one investment company and the investment not represent more than 3% of the total outstanding voting stock of the investment company at the time of purchase.

         Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the Investment Company Act. The Fund may incur tax liability to the extent that it invests in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distributions to the Fund.

         The Fund does not intend to invest in other investment companies unless, in the Manager's judgment, the potential benefits exceed associated costs. As a shareholder in an investment company, the Fund bears its ratable share of that investment company's expenses, including advisory and administration fees.

         Debt Securities. The Fund may purchase debt securities that complement its objective of capital appreciation through anticipated favorable changes in relative foreign exchange rates, in relative interest rate levels or in the creditworthiness of issuers. Debt securities may constitute up to 35% of the Fund's total assets. In selecting debt securities, the Manager seeks out good credits and analyzes interest rate trends and specific developments that may affect individual issuers. As an operating policy, which may be changed by the Board, the Fund may invest up to 5% of their total assets in debt securities rated lower than investment grade. Subject to this limitation, the Fund may invest in any debt security, including securities in default. After its purchase by the Fund, a debt security may cease to be rated or its rating may be reduced below that required for purchase by the Fund. A security downgraded below the minimum level may be retained if determined by the Manager and the Board to be in the best interests of the Fund.

         Debt securities may also consist of participation certificates in large loans made by financial institutions to various borrowers, typically in the form of large unsecured corporate loans. These certificates must otherwise comply with the maturity and credit-quality standards of each Fund and will be limited to 5% of the Fund's total assets.

         In addition to traditional corporate, government and supranational debt securities, the Fund may invest in external (i.e., to foreign lenders) debt obligations issued by the governments, government entities and companies of emerging markets countries. The percentage distribution between equity and debt will vary from country to country, based on anticipated trends in inflation and interest rates; expected rates of economic and corporate profits growth; changes in government policy; stability, solvency and expected trends of government finances; and conditions of the balance of payments and terms of trade.

         U.S. Government Securities. The Fund may invest a substantial portion, if not all, of its net assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including repurchase agreements backed by such securities ("U.S. Government securities"). The Fund generally will have a lower yield than if it purchased higher yielding commercial paper or other securities with correspondingly greater risk instead of U.S. Government securities.

         Certain of the obligations, including U.S. Treasury bills, notes and bonds, and mortgage-related securities of the GNMA, are issued or guaranteed by the U.S. government. Other securities issued by U.S. government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Bank, whereas others, such as those issued by the FNMA, Farm Credit System and Student Loan Marketing Association, have an additional line of credit with the U.S. Treasury. Short-term U.S. government securities generally are considered to be among the safest short-term investments. The U.S. government does not guarantee the net asset value of the Fund's shares, however. With respect to U.S. government securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. government will provide support to such agencies or instrumentalities. Accordingly, such U.S. government securities may involve risk of loss of principal and interest.

         Privatizations. The Fund may invest in privatizations. Foreign governmental programs of selling interests in government-owned or -controlled enterprises ("privatizations") may represent opportunities for significant capital appreciation and the Fund may invest in privatizations. The ability of U.S. entities, such as the Fund, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be successful.

         Special Situations. The Fund may invest in special situations. The Fund believes that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and similar vehicles (collectively, "special situations") could enhance its capital appreciation potential. The Fund also may invest in certain types of vehicles or derivative securities that represent indirect investments in foreign markets or securities in which it is impracticable for the Fund to invest directly. Investments in special situations may be illiquid, as determined by the Manager based on criteria reviewed by the Board. The Fund does not invest more than 15% of its net assets in illiquid investments, including special situations.

Risk Factors/Special Considerations Relating to Debt Securities

         The Fund may invest in debt securities which are rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P") or Fitch Investor Services ("Fitch"), or, if unrated, are deemed to be of equivalent investment quality by the Manager. As an operating policy, which may be changed by the Board of Trustees (the "Board") without shareholder approval, the Fund will invest no more than 5% of its assets in debt securities rated below Baa by Moody's or BBB by S&P or Fitch, or, if unrated, of equivalent investment quality as determined by the Manager.

         The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. The longer the remaining maturity of a security, the greater the effect of interest rate changes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of its creditworthiness also affect the market value of that issuer's debt securities. The net asset value of the Fund will reflect these changes in market value.

         Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities remaining in the Fund's portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions of the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment tends to increase, shortening the average life of such a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, affecting the Fund's yield.

         Bonds rated C by Moody's are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated C by S&P or Fitch are obligations on which no interest is being paid. Bonds rated below BBB or Baa are often referred to as "junk bonds."

         Although such bonds may offer higher yields than higher rated securities, low-rated debt securities generally involve greater price volatility and risk of principal and income loss, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low-rated debt securities are traded are more limited than those for higher rated securities. The existence of limited markets for particular securities may diminish the ability of the Fund to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect, and cause fluctuations in, the per-share net asset value of the Fund.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low-rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment objective may, to the extent it invests in low-rated debt securities, be more dependent upon such credit analysis than would be the case if the Fund invested in higher rated debt securities.

         Low-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low-rated debt securities have been found to be less sensitive to interest rate changes than higher rated debt securities, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low-rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low-rated debt securities defaults, the Fund may incur additional expenses to seek financial recovery. The low-rated bond market is relatively new, and many of the outstanding low-rated bonds have not endured a major business downturn.

Hedging and Risk Management Practices

         The Fund typically will not hedge against the foreign currency exchange risks associated with its investments in foreign securities. Consequently, the Fund will be very sensitive to any changes in exchange rates for the currencies in which its foreign investments are denominated or linked. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below, in connection with making an investment or, on rare occasions, to hedge against expected adverse currency exchange rate changes. Despite their very limited use, the Funds may enter into hedging transactions when, in fact, it is inopportune to do so and, conversely, when it is more opportune to enter into hedging transactions the Fund might not enter into such transactions. Such inopportune timing or utilization of hedging practices could result in substantial losses to the Fund.

         Forward Contracts. A forward contract, which is individually negotiated and privately traded by currency traders and their customers, involves an obligation to purchase or sell a specific currency for an agreed-upon price at a future date.

         The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or is expecting a dividend or interest payment in order to "lock in" the U.S. dollar price of a security, dividend or interest payment. When the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that currency for a fixed dollar amount.

         In connection with the Fund's forward contract transactions, an amount of the Fund's assets equal to the amount of the Fund's commitments will be held aside or segregated to be used to pay for the commitments. Accordingly, the Fund always will have cash, cash equivalents or liquid equity or debt securities denominated in the appropriate currency available in an amount sufficient to cover any commitments under these contracts. Segregated assets used to cover forward contracts will be marked to market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future regulate them and the ability of the Fund to utilize forward contracts may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance by the Fund than if it had not entered into such contracts. The Fund generally will not enter into a forward foreign currency exchange contract with a term greater than one year.

         Futures Contracts and Options on Futures Contracts. The Fund typically will not hedge against movements in interest rates, securities prices or currency exchange rates. The Fund may still occasionally purchase and sell various kinds of futures contracts and options on futures contracts. The Fund also may enter into closing purchase and sale transactions with respect to any such contracts and options. Futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices.

         The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, the notice of eligibility included the representation that the Fund will use futures contracts and related options for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Fund may hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions if the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the Fund's net assets (after taking into account unrealized profits and unrealized losses on any such positions) and that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded from such 5%.

         The Fund will attempt to determine whether the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. The Fund's futures transactions generally will be entered into only for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of securities or currencies and will be purchased to protect the Fund against an increase in the price of securities it intends to purchase (or the currencies in which they are denominated). All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

         Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting or "closing" purchase or sale transactions which may result in a profit or a loss. While the Fund's futures contracts on securities or currencies will usually be liquidated in this manner, the Fund may make or take delivery of the underlying securities or currencies whenever it appears economically advantageous. A clearing corporation associated with the exchange on which futures on securities or currencies are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

         By using futures contracts to hedge its positions, the Fund seeks to establish more certainty than would otherwise be possible with respect to the effective price, rate of return or currency exchange rate on portfolio securities or securities that the Fund proposes to acquire. For example, when interest rates are rising or securities prices are falling, the Fund can seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market with respect to anticipated purchases. Similarly, the Fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. The Fund can purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in such currency that the Fund has acquired or expects to acquire.

         As part of its hedging strategy, the Fund also may enter into other types of financial futures contracts if, in the opinion of the Fund's Manager, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and such futures contracts. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Manager will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of the portfolio securities can be substantially offset by appreciation in the value of the futures position. However, any unanticipated appreciation in the value of the Fund's portfolio securities could be offset substantially by a decline in the value of the futures position.

         The acquisition of put and call options on futures contracts gives the Fund the right (but not the obligation), for a specified price, to sell or purchase the underlying futures contract at any time during the option period. Purchasing an option on a futures contract gives the Fund the benefit of the futures position if prices move in a favorable direction, and limits its risk of loss, in the event of an unfavorable price movement, to the loss of the premium and transaction costs.

         The Fund may terminate its position in an option contract by selling an offsetting option on the same series. There is no guarantee that such a closing transaction can be effected. The Fund's ability to establish and close out positions on such options is dependent upon a liquid market.

         Loss from investing in futures transactions by the Fund is potentially unlimited.

         The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended, for maintaining its qualification as a regulated investment company for federal income tax purposes.

         Options on Securities, Securities Indices and Currencies. The Fund may purchase put and call options on securities in which it has invested, on foreign currencies represented in its portfolio and on any securities index based in whole or in part on securities in which the Fund may invest. The Fund also may enter into closing sales transactions in order to realize gains or minimize losses on options it has purchased.

         The Fund normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the foreign currency in which such securities are denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period.

         The Fund may purchase and sell options that are traded on U.S. and foreign exchanges and options traded over the counter ("OTC options") with broker-dealers who make markets in these options. The ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Trading in OTC options is also subject to the risk that the other party will be unable or unwilling to close out options purchased by the Fund.

         Although the Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

         Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi)
discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         Although the Fund does not currently intend to do so, the Fund may, in the future, write (i.e., sell) covered put and call options on securities, securities indices and currencies in which the Fund may invest. A covered call option involves the Fund's giving another party, in return for a premium, the right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against a price decline of the underlying security. However, by writing a covered call option, the Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying security. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

         The Fund also may write covered put options which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to "cover" put options it has written, the Fund will cause its custodian to segregate cash, cash equivalents, U.S. Government securities or other liquid equity or debt securities with at least the value of the exercise price of the put options. The Fund will not write put options if the aggregate value of the obligations underlying the put options shall exceed 25% of the Fund's total assets.

         There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of the Fund's orders.

         Indexed-Equity Derivatives--SPDRs, WEBS and DIAMONDS and OPALS. The Fund may invest in Standard & Poor's ("S&P") Depository Receipts ("SPDRs") and S&P's MidCap 400 Depository Receipts ("MidCap SPDRs"), World Equity Benchmark Series ("WEBS"), Dow Jones Industrial Average instruments ("DIAMONDS") and baskets of Country Securities ("OPALS"). Each of these instruments are derivative securities whose value follows a well-known securities index or baskets of securities.

         SPDRs and MidCap SPDRs are designed to follow the performance of S&P 500 Index and the S&P MidCap 400 Index, respectively. WEBS are currently available in 17 varieties, each designed to follow the performance of a different Morgan Stanley Capital International country index. DIAMONDS are designed to follow the performance of the Dow Jones Industrial Average which tracks the composite stock performance of 30 major U.S. companies in a diverse range of industries.

         OPALS track the performance of adjustable baskets of stocks owned by Morgan Stanley Capital (Luxembourg) S.A. (the "Counterparty") until a specified maturity date. Holders of OPALS will receive semi-annual distributions corresponding to dividends received on shares contained in the underlying basket of stocks and certain amounts, net of expenses. On the maturity date of the OPALS, the holder will receive the physical securities comprising the underlying baskets. OPALS, like many of these types of instruments, represent an unsecured obligation and therefore carry with them the risk that the Counterparty will default.

         Because the prices of SPDRs, MidCap SPDRs, WEBS, DIAMONDS and OPALS are correlated to diversified portfolios, they are subject to the risk that the general level of stock prices may decline or that the underlying indices decline. In addition, because SPDRs, MidCap SPDRs, WEBS, DIAMONDS and OPALS will continue to be traded even when trading is halted in component stocks of the underlying indices, price quotations for these securities may, at times, be based upon non-current price information with respect to some of even all of the stocks in the underlying indices. In addition to the risks disclosed in "Foreign Securities" below, because WEBS mirror the performance of a single country index, a economic downturn in a single country could significantly adversely affect the price of the WEBS for that country.

Other Investment Practices

         Repurchase Agreements. The Fund may enter into repurchase agreements. The Fund's repurchase agreements will generally involve a short-term investment in a U.S. government security or other high-grade liquid debt security, with the seller of the underlying security agreeing to repurchase it at a mutually agreed-upon time and price. The repurchase price is generally higher than the purchase price, the difference being interest income to the Fund. Alternatively, the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on the date of repurchase. In either case, the income to the Fund is unrelated to the interest rate on the underlying security.

         Under each repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Manager, acting under the supervision of the Board, reviews on a periodic basis the suitability and creditworthiness, and the value of the collateral, of those sellers with whom the Fund enters into repurchase agreements to evaluate potential risk. All repurchase agreements will be made pursuant to procedures adopted and regularly reviewed by the Board.

         The Fund generally will enter into repurchase agreements of short maturities, from overnight to one week, although the underlying securities will generally have longer maturities. The Fund regards repurchase agreements with maturities in excess of seven days as illiquid. The Fund may not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with maturities greater than seven days.

         For purposes of the Investment Company Act, a repurchase agreement is deemed to be a collateralized loan from the Fund to the seller of the security subject to the repurchase agreement. It is not clear whether a court would consider the security acquired by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. If bankruptcy or insolvency proceedings are commenced with respect to the seller of the security before its repurchase under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the security. If a court characterizes such a transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Manager seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the seller of the security.

         Apart from the risk of bankruptcy or insolvency proceedings, the Fund also runs the risk that the seller may fail to repurchase the security. However, the Fund always requires collateral for any repurchase agreement to which it is a party in the form of securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and the Fund makes payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian bank. If the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund, pursuant to its repurchase agreement, may require the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement at all times equals or exceeds the repurchase price (including interest) at all times.

         The Fund may participate in one or more joint accounts with other funds of the Trust that may invest in repurchase agreements collateralized, subject to their investment policies, either by (i) obligations issued or guaranteed as to principal and interest by the U.S. Government or by one of its agencies or instrumentalities, or (ii) privately issued mortgage-related securities that are in turn collateralized by securities issued by GNMA, FNMA or FHLMC, and are rated in the highest rating category by a nationally recognized statistical rating organization, or, if unrated, are deemed by the Manager to be of comparable quality using objective criteria. Any such repurchase agreement will have, with rare exceptions, an overnight, over-the-weekend or over-the-holiday duration, and in no event will have a duration of more than seven days.

         Lending of Portfolio Securities. The Fund may lend securities to brokers, dealers and other financial organizations. Such loans may be made to broker-dealers or other financial institutions whose creditworthiness is acceptable to the Manager. These loans would be required to be secured continuously by collateral, including cash, cash equivalents, irrevocable letters of credit, U.S. Government securities, or other high grade liquid debt securities, maintained on a current basis (i.e., marked to market daily) at an amount at least equal to 100% of the market value of the securities loaned plus accrued interest. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of the Fund or the borrower at any time. Upon such termination, the Fund is entitled to obtain the return of the securities loaned within five business days.

         For the duration of the loan, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, will receive proceeds from the investment of the collateral and will continue to retain any voting rights with respect to those securities. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially. However, the loans will be made only to borrowers deemed by the Manager to be creditworthy, and when, in the judgment of the Manager, the income which can be earned currently from such loans justifies the attendant risk.

         Such loans of securities are collateralized with collateral assets in an amount at least equal to the current market value of the loaned securities, plus accrued interest. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower failed financially.

         When-Issued and Forward Commitment Securities. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed delivery" basis. The price of such securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by the Fund to the issuer. While the Fund reserves the right to sell when-issued or delayed delivery securities prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the settlement price. The Fund does not believe that its net asset value will be adversely affected by its purchase of securities on a when-issued or delayed delivery basis. The Fund causes its custodian to segregate cash, U.S. Government securities or other liquid equity or debt securities with a value equal in value to commitments for when-issued or delayed delivery securities. The segregated securities either will mature or, if necessary, be sold on or before the settlement date. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund will earn no income on these assets.

         The Fund may seek to hedge investments or to realize additional gains through forward commitments to sell high-grade liquid debt securities it does not own at the time it enters into the commitments. Such forward commitments effectively constitute a form of short sale. To complete such a transaction, the Fund must obtain the security which it has made a commitment to deliver. If the Fund does not have cash available to purchase the security it is obligated to deliver, it may be required to liquidate securities in its portfolio at either a gain or a loss, or borrow cash under a reverse repurchase or other short-term arrangement, thus incurring an additional expense. In addition, the Fund may incur a loss as a result of this type of forward commitment if the price of the security increases between the date the Fund enters into the forward commitment and the date on which it must purchase the security it is committed to deliver. The Fund will realize a gain from this type of forward commitment if the security declines in price between those dates. The amount of any gain will be reduced, and the amount of any loss increased, by the amount of the interest or other transaction expenses the Fund may be required to pay in connection with this type of forward commitment. Whenever this Fund engages in this type of transaction, it will segregate assets as discussed above.

         Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities and includes, among others, repurchase agreements maturing in more than seven days, certain restricted securities and securities that are otherwise not freely transferable. Illiquid securities also include shares of an investment company held by the Fund in excess of 1% of the total outstanding shares of that investment company. Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933, as amended ("1933 Act"). Illiquid securities acquired by the Fund may include those that are subject to restrictions on transferability contained in the securities laws of other countries.

         Securities that are freely marketable in the country where they are principally traded, but that would not be freely marketable in the United
States, will not be considered illiquid. Also, illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirement of Rule 144A under the 1933 Act (see below) and that, subject to review by the Board and guidelines adopted by the Board, the Manager has determined to be liquid.

         Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

         In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments often are restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be resold readily or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not determinative of the liquidity of such investments.

         Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in a Fund's inability to dispose of such securities promptly or at favorable prices.

         The Board has delegated the function of making day-to-day determinations of liquidity to the Manager pursuant to guidelines approved by the Board. The Manager takes into account a number of factors in reaching liquidity decisions, including but not limited to (i) the frequency of trades for the security, (ii) the number of dealers that quote prices for the security,
(iii) the number of dealers that have undertaken to make a market in the security, (iv) the number of other potential purchasers, and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Manager monitors the liquidity of restricted securities in the Fund's portfolio and reports periodically on such decisions to the Board.

                                  Risk Factors

         The following describes certain risks involved with investing in the Fund.

Small Companies

         Since the Fund may invest in smaller companies, investors should consider carefully the special risks involved. Smaller companies may present greater opportunities for capital appreciation but may involve greater risk than larger, more mature issuers. Also, smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

Foreign Securities

         The Fund may purchase securities in foreign countries. Accordingly, shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. Foreign investments involve the possibility of expropriation, nationalization or confiscatory taxation; taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments); default in foreign government securities, and political or social instability or diplomatic developments that could adversely affect investments. In addition, there is often less publicly available information about foreign issuers than those in the United States. Foreign companies are often not subject to uniform accounting, auditing and financial reporting standards. Further, the Fund may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts.

         Brokerage commissions, fees for custodial services and other costs relating to investments by the Fund in other countries are generally greater than in the United States. Foreign markets have different clearance and settlement procedures from those in the United States, and certain markets have experienced times when settlements did not keep pace with the volume of securities transactions which resulted in settlement difficulty. The inability of a Fund to make intended security purchases due to settlement difficulties could cause it to miss attractive investment opportunities. Inability to sell a portfolio security due to settlement problems could result in loss to the Fund if the value of the portfolio security declined, or result in claims against the Fund if it had entered into a contract to sell the security. In certain countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

         Because certain securities may be denominated in foreign currencies, the value of such securities will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of a foreign currency against the U.S. dollar results in a corresponding change in the U.S. dollar value of a Fund's securities denominated in the currency. Such changes also affect the Fund's income and distributions to shareholders. A Fund may be affected either favorably or unfavorably by changes in the relative rates of exchange among the currencies of different nations, and a Fund may therefore engage in foreign currency hedging strategies. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the Manager's ability to predict movements in exchange rates.

         Some countries in which the Fund may invest may also have fixed or managed currencies that are not freely convertible at market rates into the U.S. dollar. Certain currencies may not be internationally traded. A number of these currencies have experienced steady devaluation relative to the U.S. dollar, and such devaluations in the currencies may have a detrimental impact on the Fund. Many countries in which a Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments. Certain countries also limit the amount of foreign capital that can be invested in their markets and local companies, creating a "foreign premium" on capital investments available to foreign investors such as the Fund. The Fund may pay a "foreign premium" to establish an investment position which it cannot later recoup because of changes in that country's foreign investment laws.

Emerging Market Countries

         The Fund may invest in securities of companies domiciled in, and in markets of, so-called "emerging market countries." The Fund may also invest in certain debt securities issued by the governments of emerging markets countries that are, or may be eligible for, conversion into investments in emerging markets companies under debt conversion programs sponsored by such governments. The Fund deems securities that are convertible to equity investments to be equity-derivative securities.

         The Fund considers a company to be an emerging markets company if its securities are principally traded in the capital market of an emerging markets country; it derives 50% of its total revenue from either goods produced or services rendered in emerging markets countries or from sales made in such emerging markets countries, regardless of where the securities of such companies are principally traded; or it is organized under the laws of, and with a principal office in, an emerging markets country. An emerging markets country is one having an economy that is or would be considered by the World Bank or the United Nations to be emerging or developing.

         Investments in companies and markets of emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) volatile social, political and economic conditions; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) the existence of national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain emerging market countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain emerging market countries may be slowed or reversed by unanticipated political or social events in such countries.

Exchange Rates and Policies

         The Fund endeavors to buy and sell foreign currencies on favorable terms. Some price spreads on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the Fund's investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

         The  Fund  may  be  affected   either   favorably  or   unfavorably  by
fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.

         The Manager considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions that would affect the liquidity of the Fund's assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Manager also considers the degree of risk attendant to holding portfolio securities in domestic and foreign securities depositories (see "Investment Management and Other Services").

         Investors in the Fund should consider carefully the substantial risks involved in securities of companies located or doing business in, and governments of, foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding companies in the U.S. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the U.S. and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties.

Hedging Transactions

         While transactions in forward contracts, options, futures contracts and options on futures (i.e., "hedging positions") may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of hedging positions, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any hedging positions. If the correlation between a hedging position and portfolio position which is intended to be protected is imperfect, the desired protection may not be obtained, and the Fund may be exposed to risk of financial loss. Furthermore, the Fund may enter into hedging transactions when, in fact, it is inopportune to do so and, conversely, when it is more opportune to enter into hedging transactions the Fund might not enter into such transactions. Such inopportune timing of utilization of hedging practices could result in substantial losses to the Fund.

         Perfect correlation between the Fund's hedging positions and portfolio positions may be difficult to achieve because hedging instruments in many foreign countries are not yet available. In addition, it is not possible to hedge fully against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.


                             INVESTMENT RESTRICTIONS

         The following policies and investment restrictions have been adopted by the Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act. The Fund may not:

1. With respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities) if immediately after and as a result of such investment more than 5% of the total assets of the Fund would be invested in such issuer. There are no limitations with respect to the remaining 25% of its total assets, except to the extent other investment restrictions may be applicable.

2. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies,
         (b) through the lending of up to 10% of its portfolio securities as described above, or (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

3.

         (a) Borrow money, except for temporary or emergency purposes from a bank, and then not in excess of 10% of the value of its total assets (including the proceeds of such borrowings, at the lower of cost or fair market value). Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings, and no additional investments may be made while any such borrowings are in excess of 5% of total assets. Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of Section 18(f) of the Investment Company Act shall not be regarded as borrowings for the purposes of this restriction.

         (b) Mortgage, pledge or hypothecate any of its assets except in connection with permissible borrowings and permissible forward contracts, futures contracts, option contracts or other hedging transactions.

4. Except as required in connection with permissible hedging activities, purchase securities on margin or underwrite securities. (This does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

5. Buy or sell real estate (including interests in real estate limited partnerships or issuers that qualify as real estate investment trusts under federal income tax law) or commodities or commodity contracts; however, the Fund, to the extent not otherwise prohibited in this Statement of Additional Information, may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in this Statement of Additional Information.

6. Buy or sell interests in oil, gas or mineral exploration or development leases and programs. (This does not preclude permissible investments in marketable securities of issuers engaged in such activities.)

7. Invest in securities of other investment companies, except to the extent permitted by the Investment Company Act and discussed in this Statement of Additional Information, or as such securities may be acquired as part of a merger, consolidation or acquisition of assets.

8. Invest, in the aggregate, more than 15% of its net assets in illiquid securities, including (under current SEC interpretations) restricted securities (excluding liquid Rule 144A-eligible restricted securities), securities which are not otherwise readily marketable, repurchase agreements that mature in more than seven days and OTC options (and securities underlying such options) purchased by a Fund. (This is an operating policy which may be changed without shareholder approval, consistent with the Investment Company Act, changes in relevant SEC interpretations).

9. Invest in any issuer for purposes of exercising control or management of the issuer. (This is an operating policy which may be changed without shareholder approval, consistent with the Investment Company Act.)

10. Invest more than 25% of the market value of its total assets in the securities of companies engaged in any one industry. (This does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.) For purposes of this restriction, the Fund generally relies on the U.S. Office of Management and Budget's Standard Industrial Classifications.

11. Issue senior securities, as defined in the Investment Company Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into permissible repurchase transactions.

12. Acquire or dispose of put, call, straddle or spread options except as described herein and in the Prospectus and subject to the following conditions:

         (a) such options are written by other persons (except as described herein), and

         (b) the aggregate premiums paid on all such options which are held at any time do not exceed 5% of the Fund's total assets.

         (This    is  an  operating   policy   which  may  be  changed   without
                  shareholder approval.)

13. Except as and unless described in this Statement of Additional Information, engage in short sales of securities. (This is an operating policy which may be changed without shareholder approval, consistent with applicable regulations.)

14. Invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of the Fund's net assets. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value. (This is an operating policy which may be changed without shareholder approval.)

15. Purchase more than 10% of the outstanding voting securities of any one issuer. (This is an operating policy which may be changed without shareholder approval.)

16. Invest in commodities, except for futures contracts or options on futures contracts, if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

         To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders.

         If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

         In the future, the Fund has reserved the right, if approved by its Board of Trustees, to convert to a "master/feeder" structure. In this structure, the assets of mutual funds with common investment objectives and similar parameters are combined into a pool, rather than being managed separately. The individual funds are known as "feeder" funds and the pool as the "master" fund. Although combining assets in this manner allows for economies of scale and other advantages, this change will not affect the investment objectives, philosophies or disciplines currently employed by the Fund. You would receive prior notice before we took any action. As of the date of this Statement of Additional Information, we have not proposed instituting alternative structures for the Fund.


                        Distributions and Tax Information

         Distributions. The Fund receives income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Fund's net investment income, substantially all of which will be declared as dividends to the Fund's shareholders.

         The amount of ordinary income dividend payments by the Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Fund's Board. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

         The Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain the Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years), although a distribution from capital gains, will be distributed to shareholders with and as a part of dividends giving rise to ordinary income. If during any year the Fund realizes a net gain on transactions involving investments held more than the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund's shares may have been held by the shareholders.

         The maximum long-term federal capital gains rate for individuals is 20% with respect to capital assets held for more than 12 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income.

         Any dividend or distribution per share paid by the Fund reduces the Fund's net asset value per share on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

         Dividends and other distributions will be reinvested in additional shares of the Fund. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

         Tax Information. The Fund has elected and intends to continue to qualify to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for each taxable year by complying with all applicable requirements regarding the source of its income, the diversification of its assets, and the timing of its distributions. The Fund's policy is to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes based on net income. However, the Board of Trustees may elect to pay such excise taxes if it determines that payment is, under the circumstances, in the best interests of the Fund.

         In order to qualify as a regulated investment company, each Fund must, among other things, (a) derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stocks or other securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited, for purposes of this calculation, in the case of other securities of any one issuer to an amount not greater than 5% of that Fund's assets or 10% of the voting securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies). As such, and by complying with the applicable provisions of the Code, a Fund will not be subject to federal income tax on taxable income (including realized capital gains) that is distributed to shareholders in accordance with the timing requirements of the Code. If a Fund is unable to meet certain requirements of the Code, it may be subject to taxation as a corporation.

         Distributions of net investment income and net realized capital gains by the Fund will be taxable to shareholders whether made in cash or reinvested in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from the eight prior taxable years will be applied against capital gains. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

         The Fund or any securities dealer effecting a redemption of the Fund's shares by a shareholder will be required to file information reports with the Internal Revenue Service ("IRS") with respect to distributions and payments made to the shareholder. In addition, the Fund will be required to withhold federal income tax at the rate of 31% on taxable dividends, redemptions and other payments made to accounts of individual or other non-exempt shareholders who have not furnished their correct taxpayer identification numbers and certain required certifications on the Account Application Form or with respect to which the Fund or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to withholding.

         The Fund intends to declare and pay dividends and other distributions, as stated in the Prospectus. In order to avoid the payment of any federal excise tax based on net income, the Fund must declare on or before December 31 of each year, and pay on or before January 31 of the following year, distributions at least equal to 98% of its ordinary income for that calendar year and at least 98% of the excess of any capital gains over any capital losses realized in the one-year period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gains (in excess of capital losses) from the previous calendar year.

         The Fund may receive dividend distributions from U.S. corporations. To the extent that the Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of the Fund may be entitled to the "dividends received" deduction. Availability of the deduction is subject to certain holding period and debt-financing limitations.

         If more than 50% in value of the total assets of the Fund at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by the Fund. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of any foreign income taxes paid by the Fund, and (ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements. In this case, shareholders will be informed in writing by the Fund at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by the Fund) to be included in their income tax returns. If 50% or less in value of the Fund's total assets at the end of its fiscal year are invested in stock or other securities of foreign corporations, the Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign income taxes paid by the Fund. In this case, these taxes will be taken as a deduction by the Fund.

         The Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. The Fund may invest up to 10% of its total assets in the stock of foreign investment companies. Such companies are likely to be treated as "passive foreign investment companies" ("PFICs") under the Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that the Fund derives from PFIC stock may be subject to a non-deductible federal income tax at the Fund level. In some cases, the Fund may be able to avoid this tax by electing to be taxed currently on its share of the PFIC's income, whether or not such income is actually distributed by the PFIC. The Fund will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where the election to be taxed currently will be made. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, the Fund may incur the PFIC tax in some instances.

         The  Trust  and the Fund  intend to  comply  with the  requirements  of
Section 817(h) of the Internal Revenue Code and related regulations, including certain diversification requirements that are addition to the diversification requirements of Subchapter M and the Investment Company Act.

         Hedging. The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Fund. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

         For accounting purposes, when the Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current market value of the option. Any gain or loss realized by the Fund upon the expiration or sale of such options held by the Fund generally will be capital gain or loss.

         Any security, option, or other position entered into or held by the Fund that substantially diminishes the Fund's risk of loss from any other position held by the Fund may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Fund that may mitigate the effects of the straddle rules.

         Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Code ("Section 1256 Contracts") and that are held by the Fund at the end of its taxable year generally will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of
Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

         Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by the Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency denominated payables and receivables and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60/40 rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Some part of the Fund's gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code, rather than as a capital gain or loss.

         A shareholder who purchases shares of the Fund by tendering payment for the shares in the form of other securities may be required to recognize gain or loss for income tax purposes on the difference, if any, between the adjusted basis of the securities tendered to the Fund and the purchase price of the Fund's shares acquired by the shareholder.

         Section 475 of the Code requires that a "dealer" in securities must generally "mark to market" at the end of its taxable year all securities which it owns. The resulting gain or loss is treated as ordinary (and not capital) gain or loss, except to the extent allocable to periods during which the dealer held the security for investment. The "mark to market" rules do not apply, however, to a security held for investment which is clearly identified in the dealer's records as being held for investment before the end of the day in which the security was acquired. The IRS has issued guidance under Section 475 that provides that, for example, a bank that regularly originates and sells loans is a dealer in securities, and subject to the "mark to market" rules. Shares of the Fund held by a dealer in securities will be subject to the "mark to market" rules unless they are held by the dealer for investment and the dealer property identifies the shares as held for investment.

         Redemptions and exchanges of shares of the Fund will result in gains or losses for tax purposes to the extent of the difference between the proceeds and the shareholder's adjusted tax basis for the shares. Any loss realized upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends with respect to such shares during such six-month period. Any loss realized upon the redemption or exchange of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

         Distributions and redemptions may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax treatment. Foreign taxes may apply to non-U.S. investors.

         The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Fund. The law firm of Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Fund. Shareholders are advised to consult with their own tax advisers concerning the application of foreign, federal, state and local taxes to an investment in the Fund.

                              TRUSTEES AND OFFICERS

         The Trustees of the Trust are responsible for the overall management of the Fund, including establishing the Fund's policies, general supervision and review of its investment activities. The officers (the Trust, as well as the two affiliated Trusts, The Montgomery Funds and The Montgomery Funds III, have the same officers), who administer the Fund's daily operations, are appointed by the Boards of Trustees. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below:

George A. Rio, President and Treasurer (born 1955)

60 State Street, Suite 1300, Boston, Massachusetts 02109. Mr. Rio is Executive Vice President and Client Service Director of Funds Distributor, Inc. ("FDI") (since April 1998). From June 1995 to March 1998, he was Senior Vice President, Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, he was Director of business development for First Data Corporation. From September 1993 to May 1994, he was Senior Vice President and Manager of Client Services; and Director of Internal Audit at the Boston Company.

Karen Jacoppo-Wood, Vice President and Assistant Secretary (born 1966)

60 State Street, Suite 1300, Boston, Massachusetts 02109. Ms. Jacoppo-Wood is the Assistant Vice President of FDI and an officer of certain investment companies advised or administered by Morgan, Waterhouse, RCM and Harris or their respective affiliates. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager, SEC Registration, Scudder, Stevens & Clark, Inc. From 1988 to May 1994, Ms. Jacoppo-Wood was a Senior Paralegal at The Boston Company Advisers, Inc.
(TBCA)

Margaret W. Chambers, Secretary (born 1959)

60 State Street, Suite 1300, Boston, Massachusetts 02109. Ms. Chambers is Senior Vice President and General Counsel of FDI (since April 1998). From August 1996 to March 1998, Ms. Chambers was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray.

Christopher J. Kelley, Vice President and Assistant Secretary (born 1964)

60 State Street, Suite 300, Boston, Massachusetts 02109. Mr. Kelley is the Vice President and Associate General Counsel of FDI and Premier Mutual, and an officer of certain investment companies advised or administered by Morgan, Waterhouse and Harris or their respective affiliates. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. From 1992 to 1994, Mr. Kelley was employed by Putnam Investments in Legal and Compliance capacities. Prior to 1992, Mr. Kelley attended Boston College Law School, from which he graduated in May 1992.

Mary A. Nelson, Vice President and Assistant Treasurer (born 1964)

60 State Street, Suite 1300, Boston, Massachusetts 02109. Ms. Nelson is the Vice President and Manager of Treasury Services and Administration of FDI and Premier Mutual, and an officer of certain investment companies advised or administered by Morgan, Dreyfus, Waterhouse, RCM and Harris or their respective affiliates. From 1989 to 1994 Ms. Nelson was Assistant Vice President and Client Manager for The Boston Company, Inc.

John P. Covino, Vice President and Assistant Treasurer (born 1964)

60 State Street, Suite 1300, Boston, Massachusetts 02109. Mr. Covino is a Vice President and Treasury Group Manager of Treasury Servicing and Administration of FDI. From February 1995 to November 1998, Mr. Covino was employed by Fidelity Investments where he held multiple positions in their Institutional Brokerage Group. Prior to joining Fidelity, Mr. Covino was employed by SunGard Brokerage Systems where he was responsible for the technology and development of the accounting product group.

Marie E. Connolly, Vice President and Assistant Treasurer (born 1957)

60 State Street, Suite 1300, Boston, Massachusetts 02109. Ms. Connolly is the President, Chief Executive Officer, Chief Compliance Officer and Director of FDI and Premier Mutual, and an officer of certain investment companies advised or administered by Morgan and Dreyfus or their respective affiliates. From December 1991 to July 1994, Ms. Connolly was President and Chief Compliance Officer of FDI. Prior to December 1991, Ms. Connolly served as Vice President and Controller, and later Senior Vice President of TBCA.

Douglas C. Conroy, Vice President and Assistant Treasurer (born 1969)

60 State Street, Suite 130, Boston, Massachusetts 02109. Mr. Conroy is the Assistant Vice President and Manager of Treasury Services and Administration of FDI and an officer of certain investment companies advised or administered by Morgan and Dreyfus or their respective affiliates. Prior to April 1997, Mr. Conroy was Supervisor of Treasury Services and Administration of FDI. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, Mr. Conroy was employed as a Fund Accountant at The Boston Company, Inc.

Joseph F. Tower, III, Vice President and Assistant Treasurer (born 1962)

60 State  Street,  Suite 1300,  Boston,  Massachusetts  02109.  Mr. Tower is the
Executive Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of FDI; Senior Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of Premier Mutual, and an officer of certain investment companies advised or administered by Morgan, Dreyfus and Waterhouse or their respective affiliates. Prior to April 1997, Mr. Tower was Senior Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of FDI. From July 1988 to November 1993, Mr. Tower was Financial Manager of The Boston Company, Inc.

John A. Farnsworth, Trustee (born 1941)

One California Street, Suite 1950, San Francisco, California 94111. Mr. Farnsworth is a partner of Pearson, Caldwell & Farnsworth, Inc., an executive search consulting firm. From May 1988 to September 1991, Mr. Farnsworth was the Managing Partner of the San Francisco office of Ward Howell International, Inc., an executive recruiting firm. From May 1987 until May 1988, Mr. Farnsworth was Managing Director of Jeffrey Casdin & Company, an investment management firm specializing in biotechnology companies. From May 1984 until May 1987, Mr. Farnsworth served as a Senior Vice President of Bank of America and head of the U.S. Private Banking Division.

Andrew Cox, Trustee (born 1944)

750 Vine Street, Denver, Colorado 80206. Since June 1988, Mr. Cox has been engaged as an independent investment consultant. From September 1976 until June 1988, Mr. Cox was a Vice President of the Founders Group of Mutual Funds, Denver, Colorado, and Portfolio Manager or Co-Portfolio Manager of several of the mutual funds in the Founders Group.

Cecilia H. Herbert, Trustee (born 1949)

2636 Vallejo Street, San Francisco, California 94123. Ms. Herbert was Managing Director of Morgan Guaranty Trust Company. From 1983 to 1991 she was General Manager of the bank's San Francisco office, with responsibility for lending, corporate finance and investment banking. Ms. Herbert is a member of the Boards of Groton School and Catholic Charities of San Francisco. Ms. Herbert is also a member of the Archdiocese of San Francisco Finance Council, where she chairs the Investment Committee.

R. Stephen Doyle, Chairman of the Board of Trustees (born 1939).+

101 California Street, San Francisco, California 94111. R. Stephen Doyle, the founder of Montgomery Asset Management, began his career in the financial services industry in 1974. Before starting Montgomery Asset Management in 1990, Mr. Doyle was a General Partner and member of the Management Committee at Montgomery Securities with specific responsibility for private placements and venture capital. Prior to joining Montgomery Securities, Mr. Doyle was at E. F. Hutton & Co. as a Vice President with responsibility for both

--------
+ Trustee deemed an "interested person" of the Funds as defined in the Investment Company Act.

retail and institutional accounts. Mr. Doyle was also with Connecticut General Insurance, where he served as a Consultant to New York Stock Exchange Member Firms in the area of financial planning.

         The  officers  of the  Trusts,  and the  Trustees  who  are  considered
"interested persons" of the Trusts, receive no compensation directly from the Trusts for performing the duties of their offices. However, those officers and Trustees who are officers or partners of the Manager or the Distributor may receive remuneration indirectly because the Manager will receive a management fee from the Fund and Funds Distributor, Inc., will receive commissions for executing portfolio transactions for the Fund. The Trustees who are not affiliated with the Manager or the Distributor receive an annual retainer and fees and expenses for each regular Board meeting attended. The aggregate compensation paid by each Trust to each of the Trustees during the fiscal year ended June 30, 1999, and the aggregate compensation paid to each of the Trustees during the fiscal year ended June 30, 1999, by all of the registered investment companies to which the Manager provides investment advisory services, are set forth below.


                               ----------------------------------------------------------------------------
                                                               Fiscal Year
                                                           Ended June 30, 1999
-----------------------------------------------------------------------------------------------------------
                                                                                  Total Compensation From
                                Aggregate Compensation    Pension or Retirement     the Trust and Fund
                                  from The Montgomery   Benefits Accrued as Part          Complex
Name of Trustee                        Funds II             of Fund Expenses*      (2 additional Trusts)
------------------------------ ----------------------------------------------------------------------------
R. Stephen Doyle                         None                      --                      None
------------------------------ ----------------------------------------------------------------------------
John A. Farnsworth                      $15,000                    --                     $55,000
------------------------------ ----------------------------------------------------------------------------
Andrew Cox                              $15,000                    --                     $55,000
------------------------------ ----------------------------------------------------------------------------
Cecilia H. Herbert                      $15,000                    --                     $55,000
------------------------------ ----------------------------------------------------------------------------

* The Trusts do not maintain pension or retirement plans.



                    INVESTMENT MANAGEMENT AND OTHER SERVICES

         Investment Management Services. As stated in the Prospectus, investment management services are provided to the Fund by Montgomery Asset Management, LLC, the Manager, pursuant to an Investment Management Agreement between the Manager and The Montgomery Funds II dated July 31, 1997 (the "Agreement").

         The Agreement is in effect with respect to the Fund for two years after the Fund's inclusion in its Trust's Agreement (on or around its beginning of public operations) and then continues for periods not exceeding one year so long as such continuation is approved at least annually by (1) the Board or the vote of a majority of the outstanding shares of the Fund, and (2) a majority of the Trustees who are not interested persons of any party to the Agreement, in each case by a vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time, without penalty, by the Fund or the Manager upon 60 days' written notice, and is automatically terminated in the event of its assignment as defined in the Investment Company Act.

         For services performed under the Agreement, the Fund pays the Manager a monthly management fee (accrued daily but paid when requested by the Manager) based upon the average daily net assets of the Fund, at the annual rate of 1.25% of the first $50 million in average daily net assets, 1.00% of the next $50 million in average daily net assets and 0.90% of amounts over $100 million in average daily net assets.

         As noted in the Prospectus, the Manager has agreed to reduce some or all of its management fee if necessary to keep total operating expenses, expressed on an annualized basis, at or below 1.25% of the Fund's average net assets. The Manager also may voluntarily reduce additional amounts to increase the return to the Fund's investors. Any reductions made by the Manager in its fees are subject to reimbursement by the Fund within the following three years provided the Fund is able to effect such reimbursement and remain in compliance with the foregoing expense limitations. The Manager generally seeks reimbursement for the oldest reductions and waivers before payment by the Fund for fees and expenses for the current year.

         Operating expenses for purposes of the Agreement include the Manager's management fee but do not include any taxes, interest, brokerage commissions, if any, expenses incurred in connection with any merger or reorganization, any extraordinary expenses such as litigation, and such other expenses as may be deemed excludable with the prior written approval of any state securities commission imposing an expense limitation. The Manager may also at its discretion from time to time pay for other Fund expenses from its own funds or reduce the management fee of the Fund in excess of that required.

         The Agreement was approved with respect to the Fund by the Board of Trustees of the Trust at a duly called meeting. In considering the Agreement, the Trustees specifically considered and approved the provision which permits the Manager to seek reimbursement of any reduction made to its management fee within the three-year period following such reduction subject to the Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations. The Trustees also considered that any such management fee reimbursement will be accounted for on the financial statements of the Fund as a contingent liability of the Fund and will appear as a footnote to the Fund's financial statements until such time as it appears that the Fund will be able to effect such reimbursement. At such time as it appears probable that the Fund is able to effect such reimbursement, the amount of reimbursement that the Fund is able to effect will be accrued as an expense of the Fund for that current period.


         As compensation for its investment management services the Fund paid the Manager investment advisory fees in the amounts specified below. Additional investment advisory fees payable under the Agreement may have instead been waived by the Manager, but may be subject to reimbursement by the Fund as discussed previously.

                                         YEAR OR PERIOD ENDED JUNE 30,

                                      1999            1998           1997
Emerging Markets Portfolio         $2,664,737      $3,536,299     $3,614,992

         The Manager also may act as an investment adviser or administrator to other persons, entities, and corporations, including other investment companies. Please refer to the table above, which indicates officers and trustees who are affiliated persons of the Trust and who are also affiliated persons of the Manager.


         The use of the name "Montgomery" by the Trust and by the Fund is pursuant to the consent of the Manager, which may be withdrawn if the Manager ceases to be the Manager of the Fund.

         The Distributor. The Distributor may provide certain administrative services to the Fund on behalf of the Manager. The Distributor will also perform investment banking, investment advisory and brokerage services for persons other than the Fund, including issuers of securities in which the Fund may invest. These activities from time to time may result in a conflict of interests of the Distributor with those of the Fund, and may restrict the ability of the Distributor to provide services to the Fund.

         The  Distributor  from time to time  compensates  other parties for the solicitation of additional investments by existing shareholders or new shareholder accounts. The Distributor pays compensation only to those who have a written agreement with the Distributor or the Manager. The only agreement currently in place is with Bear, Stearns Securities Corp. ("Bear Stearns") and relates to a very limited number of its registered representatives. The Distributor currently pays Bear, Stearns at the annual rate of 0.25% of average daily assets introduced and maintained in customer accounts of these representatives. The Distributor also may reimburse certain solicitation expenses.

         The Custodian. The Chase Manhattan Bank (the "Custodian"), as the successor to the custody business of Morgan Stanley Trust Company, serves as principal custodian of the Fund's assets, which are maintained at the Custodian's principal office, 270 Park Avenue, New York, New York 10017-2070, and at the offices of its branches and agencies throughout the world. The Board has delegated various foreign custody responsibilities to the Custodian, as the "Foreign Custody Manager" for the Fund to the extent permitted by Rule 17f-5 under the Investment Company Act. The Custodian has entered into agreements with foreign sub-custodians in accordance with delegation instructions approved by the Board pursuant to Rule 17f-5. The Custodian, its branches and sub-custodians generally hold certificates for the securities in their custody, but may, in certain cases, have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities. Compensation for the services of the Custodian is based on a schedule of charges agreed on from time to time.


         Administrative and Other Services. Montgomery Asset Management, LLC ("MAM") serves as the Administrator to the Fund pursuant to an Administrative Services Agreement among the Trust and MAM (the "Agreement"). In approving the Agreement, the Board of the Trust, including a majority of the independent Trustees, recognizes that the Agreement involves an affiliate of the Trust; however, it has made separate determinations that, among other things, the nature and quality of the services rendered under the Agreement are at least equal to the nature and quality of the service that would be provided by an unaffiliated entity. Subject to the control of the Trust and the supervision of the Board of the Trust, the Administrator performs the following types of services for the Fund: (i) furnish performance, statistical and research data;
(ii) prepare and file various reports required by federal, state and other applicable laws and regulations; (iii) prepare and print of all documents, prospectuses and reports to shareholders; (iv) prepare financial statements; (v) prepare agendas, notices and minutes for each meeting of the Board; (vi) develop and monitor compliance procedures; (vii) monitor Blue Sky filings and (viii) manage legal services. For its services performed under the Agreement, the Fund pays the Administrator an administrative fee based upon a percentage of the average daily net assets of the Fund. The fee varies from an annual rate of 0.07% to 0.04% depending on the level of assets.

         Chase Global Funds Services Company ("Chase"), 73 Fremont Street, Boston, Massachusetts 02108, serves as the Sub-Administrator to the Fund pursuant to a Mutual Funds Service Agreement (the "Sub-Agreement") between Chase and MAM. Subject to the control, direction and supervision of MAM and the Trusts, Chase assists MAM in providing administrative services to the Fund. As compensation for the services rendered pursuant to the Sub-Agreement, MAM pays Chase an annual sub-administrative fee based upon a percentage of the average net assets in the aggregate of the Trust and The Montgomery Funds II and The Montgomery Funds III. The sub-administrative fee is paid monthly for the month or portion of the month Chase assists MAM in providing administrative services to the Fund. This fee is based on all assets of the Trust and related trusts or funds and is equal to an annual rate of 0.01625% of the first $3 billion, plus 0.0125% of the next $2 billion and 0.0075% of amounts over $5 billion. The sub-administrative fee paid to Chase is paid from the administrative fees paid to MAM by the Fund. Chase succeeded First Data Corporation as sub-administrator.

         Chase also serves as Fund Accountant to the Trust pursuant to Mutual Funds Service Agreement ("Fund Accounting Agreement") entered into between the Trust and Chase on May 3, 1999. By entering into the Fund

Accounting Agreement, Chase also succeeds First Data Corporation as Fund Accountant to the Trust. As Fund Accountant, Chase provides the Trust with various services, including, but are not limited to: (i) maintaining the books and records for the Fund's assets, (ii) calculating net asset values of the Fund, (iii) accounting for dividends and distributions made by the Fund, and
(iv) assisting the Fund's independent auditors with respect to the annual audit. This fee is based on all assets of the Trust and related trusts or funds and is equal to an annual rate of 0.04875% of the first $3 billion, plus 0.0375% of the next $2 billion and 0.0225% of amounts over $5 billion.


                       EXECUTION OF PORTFOLIO TRANSACTIONS

         In all purchases and sales of securities for the Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Agreement, the Manager determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund's portfolio transactions, subject to the instructions of, and review by, the Fund and the Trust's Board of Trustees. Purchases and sales of securities within the U.S. other than on a securities exchange will generally be executed directly with a "market-maker" unless, in the opinion of the Manager or the Fund, a better price and execution can otherwise be obtained by using a broker for the transaction.

         The Fund contemplates purchasing most equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. The Fund may purchase ADRs and EDRs listed on stock exchanges, or traded in the over-the-counter markets in the U.S. or Europe, as the case may be. ADRs, like other securities traded in the U.S., will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which the Fund may invest may be traded in the over-the-counter markets.

         Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

         In placing portfolio transactions, the Manager will use its best efforts to choose a broker-dealer capable of providing the services necessary generally to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the firm's ability to execute trades in a specific market required by the Fund, such as in an emerging market, the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors.

         Provided the Trust's officers are satisfied that the Fund is receiving the most favorable price and execution available, the Manager may also consider the sale of the Fund's shares as a factor in the selection of broker-dealers to execute its portfolio transactions. The placement of portfolio transactions with broker-dealers who sell shares of the Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD").

         While the Fund's general policy is to seek first to obtain the most favorable price and execution available, in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish brokerage, research and statistical services to the Fund or to the Manager, even if the specific services were not imputed just to the Fund and may be lawfully and appropriately used by the Manager in advising other clients. The Manager considers such information, which is in addition to, and not in lieu of, the services required to be performed by it under the Agreement, to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Fund and the Manager to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to the Fund or assist the Manager in carrying out its responsibilities to the Fund. The standard of reasonableness is to be measured in light of the Manager's overall responsibilities to the Fund. The Board reviews all brokerage allocations where services other than best price and execution capabilities are a factor to ensure that the other services provided meet the criteria outlined above and produce a benefit to the Fund.

         Investment decisions for the Fund are made independently from those of other client accounts of the Manager or its affiliates, and suitability is always a paramount consideration. Nevertheless, it is possible that at times the same securities will be acceptable for the Fund and for one or more of such client accounts. The Manager and its personnel may have interests in one or more of those client accounts, either through direct investment or because of management fees based on gains in the account. The Manager has adopted allocation procedures to ensure the fair allocation of securities and prices between the Fund and the Manager's various other accounts. These procedures emphasize the desirability of bunching trades and price averaging (see below) to achieve objective fairness among clients advised by the same portfolio manager or portfolio team. Where trades cannot be bunched, the procedures specify alternatives designed to ensure that buy and sell opportunities are allocated fairly and that, over time, all clients are treated equitably. The Manager's trade allocation procedures also seek to ensure reasonable efficiency in client transactions, and they provide portfolio managers with reasonable flexibility to use allocation methodologies that are appropriate to their investment discipline on client accounts.

         To the extent any of the Manager's client accounts and the Fund seek to acquire the same security at the same general time (especially if the security is thinly traded or is a small cap stock), that Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security the Fund is purchasing or selling, each day's transactions in such security generally will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Manager, taking into account the respective sizes of the accounts, the amount being purchased or sold and other factors deemed relevant by the Manager. In many cases, the Fund's transactions are bunched with the transactions for other client accounts. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

         The Manager's sell discipline for the Fund's investment in issuers is based on the premise of a long-term investment horizon; however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Manager in determining the appropriate investment horizon. The Fund will limit investments in illiquid securities to 15% of net assets.

         Sell decisions at the country level are dependent on the results of the Manager's asset allocation model. Some countries impose restrictions on repatriation of capital and/or dividends which would lengthen the Manager's assumed time horizon in those countries. In addition, the rapid pace of privatization and initial public offerings creates a flood of new opportunities which must continually be assessed against current holdings.

         At the company level, sell decisions are influenced by a number of factors including current stock valuation relative to the estimated fair value range, or a high P/E relative to expected growth. Negative changes in the relevant industry sector, or a reduction in international competitiveness and a declining financial flexibility may also signal a sell.

         For the year ended June 30, 1999, the Fund's total securities transactions generated commissions of $1,828,505, none of which was paid to Bank of America Securities (formerly Nationsbanc Montgomery Securities). For the year ended June 30, 1998, the Fund's total securities transactions generated commissions of $2,250,280, none of which was paid to Montgomery Securities. For the year ended June 30, 1997, the Fund's total securities transactions generated commissions of $2,251,340, none of which was paid to Montgomery Securities. Between the period of January 1, 1997 through July 31, 1997, Bank of America Securities, also formerly Montgomery Securities, was affiliated with the Fund through its ownership of Montgomery Asset Management L.P., the former Manager of the Fund.

         The Fund does not effect securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through such brokers solely for selling shares of the Fund. Brokers who execute brokerage transactions as described above may from time to time effect purchases of shares of the Fund for their customers.

         Depending on the Manager's view of market conditions, the Fund may or may not purchase securities with the expectation of holding them to maturity, although its general policy is to hold securities to maturity. The Fund may, however, sell securities prior to maturity to meet redemptions or as a result of a revised management evaluation of the issuer.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         The Board and the Manager have determined that payment of an investment expense reimbursement fee by certain investors is appropriate to defray the significant costs, listed below, associated with investing the proceeds received by the Fund and to offset the dilutive effect such costs would otherwise have on the net asset value of shares held by existing shareholders. Likewise, the redemption expense reimbursement fee is used to defray the significant costs, listed below, associated with the sale of portfolio securities needed to pay cash redemption requests. Therefore, the shares of the Fund are sold at a public offering price that is equal to the net asset value of such shares plus the investment expense reimbursement fee. In addition, redemption requests are paid at net asset value less the redemption expense reimbursement fee.

         The amounts of the reimbursement fees represent the Manager's estimate of the costs reasonably anticipated to be associated with the purchase of securities with cash received from investors and the sale of securities to obtain cash. The fees are paid to the Fund and used by it to defray those costs. Those costs include brokerage commissions on listed securities, imputed commissions on over-the-counter securities, and, in the case of foreign countries, commissions, duties and taxes (other than taxes based on net income) imposed on the purchase or sale of securities. These costs do not include distribution-related expenses. It is possible that the amount of the reimbursement fees will be more or less than the actual costs they are intended to defray. The Fund will incur any extra costs or receive any excess fees, as applicable.

         The Fund charges an investment expense reimbursement fee of 0.75% of the amount invested and a redemption expense reimbursement fee of 0.75% of the amount redeemed. Shares purchased after November 1, 1995, will not be subject to both fees. For those shares, shareholders may elect in their discretion which fee to pay. Shares purchased by the Manager on behalf of advisory clients for which it has investment discretion will not be subject to these fees. Reinvestments of dividends, capital-gains distributions paid by the Fund and investments in kind are not subject to the expense reimbursement fees. Purchases and redemptions in kind are not subject to the expense reimbursement fees.

         The Trust reserves the right in its sole discretion to (i) suspend the continued offering of the Fund's shares, and (ii) reject purchase orders in whole or in part when in the judgment of the Manager or the Distributor such suspension or rejection is in the best interest of the Fund.

         When in the judgment of the Manager it is in the best interests of the Fund, an investor may purchase shares of the Fund by tendering payment in kind in the form of securities, provided that any such tendered securities are readily marketable (e.g., the Fund will not acquire restricted securities), their acquisition is consistent with the Fund's investment objective and policies, and the tendered securities are otherwise acceptable to the Fund's Manager. Such securities are acquired by the Fund only for the purpose of investment and not for resale. For the purposes of sales of shares of the Fund for such securities, the tendered securities shall be valued at the identical time and in the identical manner that the portfolio securities of the Fund are valued for the purpose of calculating the net asset value of the Fund's shares. A shareholder who purchases shares of the Fund by tendering payment for the shares in the form of other securities may be required to recognize gain or loss for income tax purposes on the difference, if any, between the adjusted basis of the securities tendered to the Fund and the purchase price of the Fund's shares acquired by the shareholder.

         Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible but no later than three days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC (upon application by the Fund pursuant to Section 22(e) of the Investment Company Act) making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund's shareholders.

         The Fund intends to pay cash (U.S. dollars) for all shares redeemed, but, as described below or under abnormal conditions that make payment in cash unwise, the Fund may make payment partly in its portfolio securities with a current amortized cost or market value, as appropriate, equal to the redemption price. Although the Fund does not anticipate that it will make any part of a redemption payment in securities, if such payment were made, an investor may incur brokerage costs in converting such securities to cash. The Trust has elected to be governed by the provisions of Rule 18f-1 under the Investment Company Act, which require that the Fund pay in cash all requests for redemption by any shareholder of record limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Trust's net assets at the beginning of such period.

         When in the judgment of the Manager it is in the best interests of the Fund, an investor may redeem shares of the Fund and receive securities from the Fund's portfolio selected by the Manager in its sole discretion, provided that such redemption is not expected to affect the Fund's ability to attain its investment objective or otherwise materially affect its operations. For the purposes of redemptions in kind, the redeemed securities shall be valued at the identical time and in the identical manner that the other portfolio securities are valued for purposes of calculating the net asset value of the Fund's shares.

         The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the Fund's portfolio securities at the time of redemption or repurchase.


                        DETERMINATION OF NET ASSET VALUE

         The net asset value per share of the Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets, which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

         As noted in the Prospectus, the net asset value of shares of the Fund generally will be determined at least once daily as of 4:00 P.M., eastern time, (or earlier when trading closes earlier) on each day the NYSE is open for trading. It is expected that the NYSE will be closed on Saturdays and Sundays and for New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The Fund may, but does not expect to, determine the net asset value of its shares on any day when the NYSE is not open for trading if there is sufficient trading in its portfolio securities on such days to materially affect the per-share net asset value.

         Generally, trading in and valuation of foreign securities is substantially completed each day at various times prior to the close of the NYSE. In addition, trading in and valuation of foreign securities may not take place on every day in which the NYSE is open for trading. Furthermore, trading takes place in various foreign markets on days in which the NYSE is not open for trading and on which the Fund's net asset values are not calculated. Occasionally, events affecting the values of such securities in U.S. dollars on a day on which the Fund calculates its net asset value may occur between the times when such securities are valued and the close of the NYSE that will not be reflected in the computation of the Fund's net asset value unless the Board or their delegates deem that such events would materially affect the net asset value, in which case an adjustment would be made.

         Generally, the Fund's investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Manager and the Trust's Pricing Committee pursuant to procedures approved by or under the direction of the Boards.

         The Fund's securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange, are valued on the exchange determined by the Manager to be the primary market. Securities traded in the over-the-counter market are valued at the mean between the last available bid and asked price prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

         Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

         Corporate debt securities, mortgage-related securities and asset-backed securities held by the Fund are valued on the basis of valuations provided by dealers in those instruments or by an independent pricing service, approved by the Board or at fair value as determined in good faith by procedures approved by the Board. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information.

         An option that is written by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Trust's Board of Trustees.

         If any securities held by the Fund are restricted as to resale or do not have readily available market quotations, the Manager and the Trust's Pricing Committee determine their fair value, following procedures approved by the Board. The Trustees periodically review such valuations and valuation procedures. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

         Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Board in good faith will establish a conversion rate for such currency.

         All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.


                              PRINCIPAL UNDERWRITER

         The Distributor, Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109, also acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is currently registered as a broker-dealer with the SEC and in all 50 states, is a member of most of the principal securities exchanges in the U.S., and is a member of the National Association of Securities Dealers, Inc. The Underwriting Agreement between each Fund and the Distributor is in effect for each Fund for the same periods as the Agreements, and shall continue in effect thereafter for periods not exceeding one year if approved at least annually by (i) the appropriate Board or the vote of a majority of the outstanding securities of that Fund (as defined in the Investment Company Act), and (ii) a majority of the Trustees who are not interested persons of any such party, in each case by a vote cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement with respect to each Fund may be terminated without penalty by the parties thereto upon 60 days' written notice and is automatically terminated in the event of its assignment as defined in the Investment Company Act. There are no underwriting commissions paid with respect to sales of the Fund's shares. The Principal Underwriter has not been paid any underwriting commissions for underwriting securities of the Fund during the Fund's last three fiscal years.


                             PERFORMANCE INFORMATION
         As noted in the Prospectus, the Fund may, from time to time, quote various performance figures in advertisements and investor communications to illustrate its past performance. Performance figures will be calculated separately for Class R, Class P and Class L shares.

         Average Annual Total Return. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return for the Fund will be accompanied by information on the Fund's average annual compounded rate of return over the most recent four calendar quarters and the period from the Fund's inception of operations. The Fund may also advertise aggregate and average total return information over different periods of time. The Fund's "average annual total return" figures are computed according to a formula prescribed by the SEC, expressed as follows:

                                                 P(1 + T)n=ERV

         Where:            P    =     a hypothetical initial payment of $1,000.

                           T    =     average annual total return.

                           n    =     number of years.


                           ERV  =     Ending  Redeemable Value of a hypothetical
                                      $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of each respective period (or fractional portion thereof), assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.



         Aggregate Total Return. The Fund's "aggregate total return" figures represent the cumulative change in the value of an investment in the Fund for the specified period and are computed by the following formula:

                                     ERV - P
                                     -------
                                        P

         Where:            P    =     a hypothetical initial payment of $10,000.


                           ERV  =     Ending  Redeemable Value of a hypothetical
                                      $10,000  investment  made at the beginning
                                      of a l-, 5- or  10-year  period at the end
                                      of  a  l-,  5-  or   10-year   period  (or
                                      fractional   portion  thereof),   assuming
                                      reinvestment    of   all   dividends   and
                                      distributions and complete redemption of the hypothetical investment at the end of the measuring period.

         The Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. The total return information also assumes cash investments and redemptions and, therefore, includes the applicable expense reimbursement fees discussed in the Prospectus. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

         The average annual total return for the Fund for the periods indicated was as follows:

                                    YEAR            5-YEARS         INCEPTION*
FUND                               ENDED             ENDED            THROUGH
                               JUNE 30, 1999     JUNE 30, 1999     JUNE 30, 1999
Emerging Markets Portfolio         9.75%            -1.64%            -3.85%

* The Emerging markets Portfolio commenced operations on December 17, 1993.


         Comparisons. To help investors better evaluate how an investment in the Fund might satisfy their investment objectives, advertisements and other materials regarding the Fund may discuss various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. The following publications, indices and averages may be used:

         (a) Standard & Poor's 500 Composite Stock Index, one or more of the Morgan Stanley Capital International Indices, and one or more of the International Finance Corporation Indices.

         (b) Bank Rate Monitor--A weekly publication which reports various bank investments, such as certificate of deposit rates, average savings account rates and average loan rates.

         (c) Lipper Mutual Fund Performance Analysis and Lipper Fixed Income Fund Performance Analysis--A ranking service that measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of any applicable sales charges.

         (d) Salomon Brothers Bond Market Roundup--A weekly publication which reviews yield spread changes in the major sectors of the money, government agency, futures, options, mortgage, corporate, Yankee, Eurodollar, municipal, and preferred stock markets. This publication also summarizes changes in banking statistics and reserve aggregates.

         In addition, one or more portfolio managers or other employees of the Manager may be interviewed by print media, such as by the Wall Street Journal or Business Week, or electronic news media, and such interviews may be reprinted or excerpted for the purpose of advertising regarding the Fund.

         In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formulae used by the Fund to calculate its figures.

         The Fund may also publish its relative rankings as determined by independent mutual fund ranking services like Lipper Analytical Services, Inc., VARDS and Morningstar, Inc.

         Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.

         Reasons to Invest in the Fund. From time to time the Funds may publish or distribute information and reasons supporting the Manager's belief that a particular Fund may be appropriate for investors at a particular time. The information will generally be based on internally generated estimates resulting from the Manager's research activities and projections from independent sources. These sources may include, but are not limited to, Bloomberg, Morningstar, Barings, WEFA, consensus estimates, Datastream, Micropal, I/B/E/S Consensus Forecast, Worldscope, and Reuters as well as both local and international brokerage firms. For example, the Funds may suggest that certain countries or areas may be particularly appealing to investors because of interest rate movements, increasing exports, and/or economic growth. The Funds may, by way of further example, present a region as possessing the fastest growing economies and may also present projected gross domestic product (GDP) for selected economies.

         Research. The Manager has made intensive research one of the important characteristics of the Montgomery Funds style.

         The portfolio managers for the Fund work extensively on developing an in-depth understanding of particular foreign markets and particular companies. And they very often discover that they are the first analysts from the United States to meet with representatives of foreign companies, especially those in emerging markets nations.

         Extensive research into companies that are not well known--discovering new opportunities for investment--is a theme that may be used for the Fund.

         In-depth research, however, goes beyond gaining an understanding of unknown opportunities. The portfolio analysts have also developed new ways of gaining information about well-known parts of the domestic market.

         From time to time, advertising and sales materials for the Montgomery Funds may include biographical information about portfolio managers as well as commentary by portfolio managers regarding investment strategy, asset growth, current or past economic, political or financial conditions that may be of interest to investors.

         Also, from time to time, the Manager may refer to its quality and size, including references to its total assets under management in mutual funds (as of June 30, 1999, over $3.9 billion for retail and institutional investors) and total shareholders invested in the Funds (as of June 30, 1999, around 200,000).


                               GENERAL INFORMATION

         Investors in the Fund will be informed of the Fund's progress through periodic reports. Financial statements will be submitted to shareholders semi-annually, at least one of which will be certified by independent public accountants. All expenses incurred in connection with the Trust's organization and the registration of shares of the Fund as one of the three initial series of the Trust have been assumed pro rata by each series; expenses incurred in connection with the establishment and registration of shares of any other funds constituting a separate series of the Trust will be assumed by each respective series. The expenses incurred in connection with the establishment and registration of shares of the Fund as a separate series of the Trust have been assumed by the Fund and are being amortized over a period of five years commencing with the date of the Fund's inception. The Manager has agreed, to the extent necessary, to advance the organizational expenses incurred by the Fund and will be reimbursed for such expenses after commencement of the Fund's operations. Investors purchasing shares of the Fund bear such expenses only as they are amortized daily against the Fund's investment income.

         As noted above, The Chase Manhattan Bank (the "Custodian") acts as custodian of the securities and other assets of the Fund. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund.

         DST Systems, Inc., P.O. Box 419073, Kansas City, Missouri 64141-6073, serves as the Fund's Transfer and Dividend Disbursing Agent.

         PricewaterhouseCoopers   LLP,  333  Market   Street,   San   Francisco,
California 94105, is the independent auditor for the Fund.

         The  validity  of shares  offered  hereby  has been  passed on by Paul,
Hastings,   Janofsky  &  Walker  LLP,  345  California  Street,  San  Francisco,
California 94104.

         Among the Trustees' powers enumerated in the Declaration of Trust is the authority to terminate the Trust or any series of the Trust, or to merge or consolidate the Trust or one or more of its series with another trust or company without the need to seek shareholder approval of any such action.

         As of September 30, 1999 to the knowledge of the Fund, the following shareholders owned of record 5% or more of the outstanding shares of the Fund:


                     NAME OF FUND/NAME AND         NUMBER OF        PERCENT
                    ADDRESS OF RECORD OWNER      SHARES OWNED      OF SHARES
Leland Stanford Junior University                  1,318,160        50.71%
Merged Endowment Pool
Attn: Robert Blagden
2770 Sand Hill Road
Menlo park, California 94205-7020

ASEA Brown Boveri Master Trust                      571,182         21.97%
c/o Eric W. Wood
P.O. Box 120071
Stamford, Connecticut 06912-0071

Middlesex County Retirement System                  224,516          8.64%
Attn: Nancy B. O'Neil
40 Thorndike Street
New Superior Courthouse, 3rd Level
Cambridge, Massachusetts 02141-1755


         As of September 30, 1999 the Trustees and Officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.


         The Trust is registered with the Securities and Exchange Commission as a non-diversified management investment company, although the Fund is a diversified series of the Trust. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC. Copies of the Registration Statement may be obtained from the SEC upon payment of the prescribed fee.


                              FINANCIAL STATEMENTS
         Audited financial statements for the relevant period ended June 30, 1999 for the Fund, as contained in the Annual Report to Shareholders of the Fund for the fiscal period ended June 30, 1999 (the "Report"), are incorporated herein by reference to the Report.

                                    APPENDIX

Description ratings for Standard & Poor's Ratings Group ("S&P"); Moody's Investors Service, Inc., ("Moody's"), Fitch Investors Service, L.P. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff & Phelps").

Standard & Poor's Rating Group

Bond Ratings

         AAA Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

         BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         BB Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

         B Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

         CCC Bonds rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

         CC The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

         C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

         D Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

         S&P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Commercial Paper Ratings

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

         A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

         A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B Issues carrying this designation are regarded as having only speculative capacity for timely payment.

         C This designation is assigned to short-term obligations with doubtful capacity for payment.

         D Issues carrying this designation are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc.

Bond Ratings

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

         Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times in the future.
                  Uncertainty of position characterizes bonds in this class.

         B Bonds which are rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Ratings

         The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers (or related supporting institutions) rated Prime-3 (P-3) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers (or related supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Investors Service, L.P.

Bond Ratings

         The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

         AAA Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

         A Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         BB Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

         B Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

         CCC Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

         CC Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

         C Bonds rated C are in imminent default in payment of interest or principal.

         DDD, DD and D     Bonds  rated DDD,  DD and D are in actual  default of
                  interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

         Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months.

Short-Term Ratings

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         F-1+     Exceptionally  strong  credit  quality.  Issues  assigned this
                  rating  are  regarded  as  having  the  strongest   degree  of
                  assurance for timely payment.

         F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-l+ and F-1 categories.

         F-3 Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

         F-S Weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

         D Default. Issues assigned this rating are in actual or imminent payment default.

Duff & Phelps Credit Rating Co.

Bond Ratings

         AAA Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         AA Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         BBB Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. There may be considerable variability in risk for bonds in this category during economic cycles.

         BB Bonds rated BB are below investment grade but are deemed by Duff as likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category.

         B Bonds rated B are below investment grade and possess the risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in quality rating within this category or into a higher or lower quality rating grade.

         CCC Bonds rated CCC are well below investment grade securities. Such bonds may be in default or have considerable uncertainty as to timely payment of interest, preferred dividends and/or principal. Protection factors are narrow and risk can be substantial with unfavorable economic or industry conditions and/or with unfavorable company developments.

         DD       Defaulted  debt   obligations.   Issuer  has  failed  to  meet
                  scheduled principal and/or interest payments.

         Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position of a credit within the rating category.

Commercial Paper Ratings

         Duff-1 The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor.

         Duff-2 Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

         Duff-3 Paper rated Duff-3 is regarded as having satisfactory liquidity and other protection factors. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         Duff-4 Paper rated Duff-4 is regarded as having speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

         Duff-5 Paper rated Duff-5 is in default. The issuer has failed to meet scheduled principal and/or interest payments.

              ----------------------------------------------------

                                     PART C

                                OTHER INFORMATION

              ---------------------------------------------------

                             THE MONTGOMERY FUNDS II

                                 --------------

                                    FORM N-1A

                                 --------------

                                     PART C

                                 --------------


Item 23. Exhibits

         (a) Amended and Restated Agreement and Declaration of Trust as incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement as filed with the Commission on October 29, 1998 ("Post-Effective Amendment No. 37").

         (b) Amended and Restated By-Laws is incorporated by reference to Post-Effective Amendment No. 37.

         (c)   Instruments Defining Rights of Security Holder - Not applicable.

         (d) Investment Advisory Contracts - Form of Investment Management Agreement is incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement as filed with the Commission on July 31, 1997 ("Post-Effective Amendment No. 22").

         (e) Form of Underwriting Agreement is incorporated by reference to Post-Effective Amendment No. 22.

         (f)   Bonus or Profit Sharing Contracts - Not applicable.

         (g) Form of Custody Agreement is incorporated by reference to Post-Effective Amendment No. 37.

         (h)   Other Material Contracts:

               (1) Form of Administrative Services Agreement is incorporated by reference to Post-Effective Amendment No. 22.

               (2) Form of Shareholder Services Plan is incorporated by reference to Post-Effective Amendment No. 37.

         (i)   Opinion of Counsel as to legality of shares - Filed with..

         (j)   Other Opinions: Independent Auditors' Consent - Filed herewith.

         (k)   Omitted Financial Statements - Not applicable.

         (l) Initial Capital Agreements: Letter of Understanding re: Initial Shares is incorporated by reference to Post-Effective Amendment No. 37.

         (m) Rule 12b-1 Plan: Form of Share Marketing Plan (Rule 12b-1Plan) is incorporated by reference to Post-Effective Amendment No. 22.

         (n)   Financial Data Schedule. Not applicable.

         (o) 18f-3 Plan - Form of Amended and Restated Multiple Class Plan is incorporated by reference to Post-Effective Amendment No. 37.

Item 24. Persons Controlled by or Under Common Control with the Fund

           Montgomery Asset Management, LLC, a Delaware limited liability company, is the manager of each series of the Registrant, of The Montgomery Funds, a Massachusetts business trust, and of The Montgomery Funds III, a Delaware business trust. Montgomery Asset Management, LLC is a subsidiary of Commerzbank AG based in Frankfurt, Germany. The Registrant, The Montgomery Funds and The Montgomery Funds III are deemed to be under the common control of each of those two entities.

Item 25. Indemnification

         Article VII of the Agreement and Declaration of Trust empowers the Trustees of the Trust, to the full extent permitted by law, to purchase with Trust assets insurance for indemnification from liability and to pay for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

         Article VI of the By-Laws of the Trust provides that the Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is and other amounts or was an agent of the Trust, against expenses, judgments, fines, settlement and other amounts actually and reasonable incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the best interests of the Trust. Indemnification will not be provided in certain circumstances, however, including instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to the Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable in the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser

         Effective July 31, 1997, Montgomery Asset Management, L.P. completed the sale of substantially all of its assets to the current investment manager, Montgomery Asset Management, LLC ("MAM, LLC"), a subsidiary of Commerzbank A.G. Information about the officers and directors of MAM, LLC is provided below. The address for the following persons is 101 California Street, San Francisco, California 94111.

         R. Stephen Doyle                 Chairman of the Board of Directors and Chief Executive Officer of MAM, LLC
         Mark B. Geist                    President and Director of MAM, LLC
         F. Scott Tuck                    Executive Vice President of MAM, LLC
         David E. Demarest                Secretary, Treasurer and Executive Vice President of MAM, LLC

         The following directors of MAM, LLC also are officers of Commerzbank AG. The address for the following persons is Neue Mainzer Strasse 32-36, Frankfurt am Main, Germany.

         Heinz Josef Hockmann             Director of MAM, LLC
         Dietrich-Kurt Frowein            Director of MAM, LLC
         Andreas Kleffel                  Director of MAM, LLC

         Before July 31, 1997, Montgomery Securities, which is a broker-dealer and the prior principal underwriter of the Registrant, was the sole limited partner of the prior investment manager, Montgomery Asset Management, L.P. ("MAM, L.P."). The general partner of MAM, L.P. was a corporation, Montgomery Asset Management, Inc. ("MAM, Inc."), certain of the officers and directors of which now serve in similar capacities for MAM, LLC.

Item 27. Principal Underwriter

         (a) Funds Distributor, Inc. (the "Distributor") acts as principal underwriter for the following investment companies.

                  American Century California Tax-Free and Municipal Funds American Century Capital Portfolios, Inc.
                  American Century Government Income Trust
                  American Century International Bond Funds
                  American Century Investment Trust
                  American Century Municipal Trust
                  American Century Mutual Funds, Inc.
                  American Century Premium Reserves, Inc.
                  American Century Quantitative Equity Funds
                  American Century Strategic Asset Allocations, Inc. American Century Target Maturities Trust
                  American Century Variable Portfolios, Inc.
                  American Century World Mutual Funds, Inc.
                  BJB Investment Funds
                  The Brinson Funds
                  Dresdner RCM Capital Funds, Inc.
                  Dresdner RCM Equity Funds, Inc.
                  Founders Funds, Inc.
                  Harris Insight Funds Trust
                  HT Insight Funds, Inc. d/b/a Harris Insight Funds
                  J.P. Morgan Institutional Funds
                  J.P. Morgan Funds
                  JPM Series Trust
                  JPM Series Trust II
                  LaSalle Partners Funds, Inc.
                  Kobrick-Cendant Investment Trust
                  Merrimac Series
                  Monetta Fund, Inc.
                  Monetta Trust
                  The Montgomery Funds
                  The Montgomery Funds II
                  The Munder Framlington Funds Trust
                  The Munder Funds Trust
                  The Munder Funds, Inc.
                  National Investors Cash Management Fund, Inc.
                  Orbitex Group of Funds
                  SG Cowen Funds, Inc.
                  SG Cowen Income + Growth Fund, Inc.
                  SG Cowen Standby Reserve Fund, Inc.
                  SG Cowen Standby Tax-Exempt Reserve Fund, Inc.
                  SG Cowen Series Funds, Inc.
                  St. Clair Funds, Inc.
                  The Skyline Funds
                  Waterhouse Investors Family of Funds, Inc.
                  WEBS Index Fund, Inc.

                  The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Funds Distributor is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. Funds Distributor is an indirect wholly owned subsidiary of Boston Institutional Group, Inc., a holding company all of whose outstanding shares are owned by key employees.

         (b) The following is a list of the executive officers, directors and partners of Funds Distributor, Inc.

                 Director, President and Chief Executive Officer     Marie E. Connolly
                 Executive Vice President                            George A. Rio
                 Executive Vice President                            Donald R. Roberson
                 Executive Vice President                            William S. Nichols
                 Senior Vice President, General Counsel, Chief       Margaret W. Chambers
                     Compliance Officer, Secretary and Clerk
                 Senior Vice President                               Michael S. Petrucelli
                 Director, Senior Vice President, Treasurer and      Joseph F. Tower, III
                     Chief Financial Officer
                 Senior Vice President                               Paula R. David
                 Senior Vice President                               Allen B. Closser
                 Senior Vice President                               Bernard A. Whalen
                 Chairman and Director                               William J. Nutt

(c)      Not Applicable.

Item 28. Location of Accounts and Records.

           The accounts,  books, or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended (the "Investment Company Act") will be kept by the Registrant's Transfer Agent, DST Systems, Inc., P.O. Box 1004 Baltimore, Kansas City, Missouri 64105, except those records relating to portfolio transactions and the basic organizational and Trust documents of the Registrant (see Subsections (2)(iii), (4), (5), (6), (7), (9),
(10) and (11) of Rule 31a-1(b)), which will be kept by the Registrant at 101 California Street, San Francisco, California 94111.

Item 29. Management Services.

         There are no management-related service contracts not discussed in Parts A and B.

Item 30. Undertakings.

         (a)      Not applicable.

         (b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's last annual report to shareholders, upon request and without charge.

         (c) Registrant has undertaken to comply with Section 16(a) of the Investment Company Act which requires the prompt convening of a meeting of shareholders to elect trustees to fill existing vacancies in the Registrant's Board of Trustees in the event that less than a majority of the trustees have been elected to such position by shareholders. Registrant has also undertaken promptly to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing to do so by the record holders of not less than 10 percent of the Registrant's outstanding shares and to assist its shareholders in communicating with other shareholders in accordance with the requirements of
                  Section 16(c) of the Investment Company Act.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, the State of California, on this 28th day of October 1999.


                             THE MONTGOMERY FUNDS II



                             By:      George A. Rio*
                                      ---------------------
                                      George A. Rio
                                      President and Principal Executive Officer;
                                      Treasurer and Principal Financial and
                                      Accounting Officer


         Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

George A. Rio*                              President and                      October 28, 1999
--------------------                        Principal Executive Officer,
George A. Rio                               Treasurer and Principal
                                            Financial and Accounting
                                            Officer


R. Stephen Doyle*                           Chairman of the                    October 28, 1999
--------------------                        Board of Trustees
R. Stephen Doyle


Andrew Cox*                                Trustee                             October 28, 1999
--------------------
Andrew Cox


Cecilia H. Herbert*                        Trustee                             October  28, 1999
--------------------
Cecilia H. Herbert


John A. Farnsworth*                        Trustee                             October 28, 1999
--------------------
John A. Farnsworth




*By:     /s/ Julie Allecta
         -----------------
         Julie  Allecta,   Attorney-in-Fact   pursuant  to  Powers  of  Attorney
         previously filed.

--------------------------------------------------------------------------------

                                 Exhibit 23 (i)
             Consent and Opinion of Counsel as to Legality of Shares

--------------------------------------------------------------------------------

                                 Law Offices of
                      Paul, Hastings, Janofsky & Walker LLP
       A Limited Liability Partnership Including Professional Corporations
                              345 California Street
                      San Francisco, California 94104-2635
                            Telephone (415) 835-1600
                            Facsimile (415) 217-5333
                              Internet www.phjw.com



                                October 28, 1999



Montgomery Asset Management, LLC
101 California Street
San Francisco, California 94111

Attn:   Ms. Kate Murphy

        Re: The Montgomery Funds II (the "Registrant")

Ladies and Gentlemen:

                  We hereby consent to the continued use in the Registrant's Registration Statement, until its withdrawal, of our opinion given on October 26, 1998 (the "Prior Opinion") respecting the legality of the shares of beneficial interest for the following series of The Montgomery Funds II:
Montgomery Global-Long Short Fund, Montgomery U.S. Asset Allocation Fund and Montgomery Institutional Series: Emerging Markets Portfolio.

                  The Prior Opinion was filed as an exhibit to Post-Effective Amendment No. 37 filed with the Commission on October 29, 1998.

                                            Very truly yours,


                                   Paul, Hastings, Janofsky & Walker LLP

--------------------------------------------------------------------------------

                                 Exhibit 23 (j)
                          Independent Auditors' Consent

--------------------------------------------------------------------------------

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 49 to the registration statement on Form N-1A (the "Registration Statement") of our report dated August 18, 1999, relating to the financial statements and financial highlights appearing in the June 30, 1999 Annual Report to Shareholders of the Montgomery Institutional Series: Emerging Markets Portfolio (one of the portfolios constituting The Montgomery Funds II), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the heading "General Information" in the Statement of Additional Information.


PricewaterhouseCoopers LLP
San Francisco, CA
October 29, 1999